As filed with the Securities and Exchange Commission on November 7, 2012

Securities Act File No. 333-180150

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form N-2

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 3

KEATING CAPITAL, INC.

(Exact name of registrant as specified in charter)

5251 DTC Parkway, Suite 1100

Greenwood Village, CO 80111

(720) 889-0139

(Address and telephone number,

including area code, of principal executive offices)

Timothy J. Keating

Chief Executive Officer

5251 DTC Parkway, Suite 1100

Greenwood Village, CO 80111

(Name and address of agent for service)

COPIES TO:

Cynthia M. Krus, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004 (202) 383-0100	Julia K. Cowles, Esq. Davis Polk & Wardwell LLP 1600 El Camino Real Menlo Park, CA 94025 (650) 752-2000

Approximate date of proposed public offering:    As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered(1)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, $0.001 par value per share	4,600,000	$31,832,000	$4,342

(1)	Includes shares that may be issued pursuant to the underwriters’ over-allotment option.
(2)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee, based upon a maximum proposed offering of $6.92 per share, which is the average of the high and low prices reported on the Nasdaq Capital Market on November 6, 2012.
(3)	Previously paid $3,967.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated                     , 2012

PRELIMINARY PROSPECTUS

4,000,000 Shares of

Common Stock

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objective is to maximize capital appreciation. We seek to accomplish our capital appreciation objective by making investments in the equity securities of later stage, typically venture capital-backed, pre-initial public offering (“pre-IPO”) companies. We expect that our investment portfolio will consist of securities that do not provide current income through interest or dividend income. In accordance with our investment objective, we seek to invest in equity securities of principally U.S.-based, private companies with an equity value of between $100 million and $1 billion.

Our investment activities are managed by Keating Investments, LLC (“Keating Investments”). Keating Investments also provides us with the administrative services necessary for us to operate.

As a business development company, we are required to comply with certain regulatory requirements. For example, to the extent provided by the 1940 Act, we are required to invest at least 70% of our total assets in eligible portfolio companies (“Eligible Portfolio Companies”). Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects, most notably that we are subject to a 200% asset coverage position. We do not anticipate financing the acquisition of investments using debt in the foreseeable future. See “Risk Factors—Risks Relating to Our Business and Structure.”

We completed the listing of our common stock on the Nasdaq Capital Market under the symbol “KIPO” on December 12, 2011. Therefore, our shares have only a limited history of public trading and we have a limited history of operations. On [                    ], 2012, the last reported sales price on the Nasdaq Capital Market for our common stock was $[        ] per share.

An investment in our common stock is subject to a high degree of risk and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. As of September 30, 2012, our net asset value was $8.14 per share. Assuming a public offering price of $[        ] per share, the last reported sales price for our common stock on the Nasdaq Capital Market on [                    ], 2012, purchasers in this offering will experience immediate accretion in net asset value of approximately $[        ] per share based upon our net asset value per share as of September 30, 2012. See “Accretion” for more information. However, the sale of our common stock in this offering at a price below net asset value per share would result in immediate dilution to our existing stockholders who do not participate in this offering on at least a pro-rata basis. See “Sales of Common Stock Below Net Asset Value.” In addition, the companies in which we invest are subject to special risks. We invest in equity securities of pre-IPO companies whose prospects are uncertain. These securities are typically not listed on any exchange, do not trade, and are illiquid at the time we make our initial investment. As a result, the value of our fund will often not be readily determinable. See “Risk Factors” beginning on page 24 to read about risk factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We are also required to file annual, quarterly and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information will be available free of charge through our website (www.keatingcapital.com) as soon as reasonably practicable after filing with the SEC. Information contained on our website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)	$	$
Proceeds to Keating Capital, Inc. (before expenses)(2)	$	$

(1)	We have granted the underwriters a 30-day option, which we refer to as the overallotment option, to purchase up to an additional 600,000 shares of our common stock at the public offering price, less underwriting discounts and commissions (sales load). If the overallotment option is exercised in full, the total public offering price will be $ and the total underwriting discounts and commissions (sales load) will be $ . The underwriting discounts and commissions with respect to shares sold in this offering are the only sales load paid in connection with this offering. See “Underwriting.”
(2)	We estimate that we will incur approximately $500,000 in offering expenses, or approximately $0.13 per share offered hereby (assuming no exercise by the underwriters of their over-allotment option), in connection with this offering, after which we expect to have approximately $ in net proceeds, or approximately $ per share offered hereby. Stockholders will indirectly bear such expenses as investors in Keating Capital, Inc.

The underwriters expect to deliver the shares on or about                     , 2012.

Deutsche Bank Securities

The date of this prospectus is                     , 2012

TABLE OF CONTENTS

You should rely on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. We will amend this prospectus in the event of any material change to the information contained herein during the distribution period.

SUMMARY

The following summary contains basic information about this prospectus. It may not contain all the information that is important to an investor. For a more complete understanding of this prospectus, we encourage you to read this entire prospectus, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and the related notes. In this prospectus, unless otherwise indicated, the “Company”, “we”, “us” or “our” refer to Keating Capital, Inc., and “Keating Investments” or “our investment adviser” refer to Keating Investments, LLC. Unless otherwise noted, the information contained in this prospectus assumes (i) that the underwriters’ overallotment option is not exercised, and (ii) a public offering price of $[    ] per share, the last reported sales price for our common stock on the Nasdaq Capital Market on [                    ], 2012.

From January 11, 2010 through June 30, 2011, we conducted a continuous public offering of 8,713,705 shares of our common stock which raised gross proceeds of $86.8 million and net proceeds of approximately $78.4 million. We used the proceeds of our continuous public offering to make investments in portfolio companies totaling approximately $63.0 million as of September 30, 2012, which represented approximately 80.4% of the net proceeds from our continuous public offering. We are fully invested based on our currently available funds. We are undertaking this offering to permit us to pursue attractive investment opportunities as they become available. We expect that we will deploy the net proceeds of this offering within six to 12 months; however, it is our policy to retain approximately $10 million in cash and cash equivalents to fund our future operating expenses.

Keating Capital, Inc.

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We specialize in making pre-IPO investments in innovative, emerging growth companies that are committed to and capable of becoming public, which we refer to as “pre-IPO” companies. We believe we are the first and only publicly-listed investment fund specifically dedicated to investing in U.S. pre-IPO companies. We provide investors with the ability to participate in a unique fund that allows our stockholders to share in the potential value accretion that we believe typically occurs once a company transforms from private to public status. Our shares are listed on the Nasdaq Capital Market under the ticker symbol “KIPO.” Our investment activities are managed by Keating Investments. Keating Investments also provides us with the administrative services necessary for us to operate.

Our investment objective is to maximize capital appreciation. We seek to accomplish our capital appreciation objective by making investments in the equity securities of later stage, typically venture capital-backed, pre-IPO companies. In accordance with our investment objective, we seek to invest in equity securities of principally U.S.-based, private companies with an equity value of between $100 million and $1 billion. We refer to companies with an equity value of between $100 million and less than $250 million as “micro-cap companies” and companies with an equity value of between $250 million and $1 billion as “small-cap companies.”

We focus on companies in the technology, Internet and software, and cleantech industries, and investments in such companies represented 100% of our investment portfolio as of September 30, 2012. We expect that our portfolio will consist of a broad range of companies within these general industry designations.

Our strategy is to evaluate and invest companies prior to the valuation accretion that we believe occurs once private companies complete an initial public offering. We seek to capture this value accretion, or what we refer to as a private-public valuation arbitrage, by investing primarily in private, micro-cap and small-cap companies that meet our core investment criteria: they (i) generate annual revenue in excess of $10 million on a trailing 12-month basis and have growth potential; (ii) are committed to, capable of, and will benefit from becoming public companies; and (iii) create the potential to achieve a targeted 2x return on our investment within our expected investment horizon of 36 months. We may also pursue investments with a shorter expected investment horizon, where we believe the portfolio company may file for an IPO sooner than our targeted 12-month period or has a registration statement filed at the time of our investment, in which case our targeted return may be correspondingly reduced. Our investment strategy can be summarized as buy privately, sell publicly, capture the difference.

We generally acquire our equity securities through direct investments in prospective portfolio companies that meet our investment criteria. However, we may also purchase our equity securities directly from current or former management or early stage investors in private secondary transactions, or from current or former non-management employees where the company or its management is coordinating the transaction process. We use a disciplined approach to our initial investment assessment and continued portfolio monitoring which relies primarily on the detailed financial and business information we receive about the portfolio company and our access to and discussions with management, both prior to and after our investment.

We typically do not pursue larger, well-publicized private company investments through anonymous bidding on the trading platforms of private secondary marketplaces. Instead, our investing strategy relies on the expertise of our investment adviser’s deal origination team to source opportunities through its relationships with top-tier venture capital firms and investment banks that we believe can be a source of pre-IPO companies that meet our investment criteria. We selectively pursue only those opportunities that we can validate meet our investment criteria. Our investment adviser sources our investments through its principal office located in Greenwood Village, Colorado as well as through an additional office in Menlo Park, California.

While our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses. Accordingly, our equity investments are not expected to generate current income (i.e., dividends or interest income), which makes us different from other business development companies that primarily make debt investments from which they receive current yield in the form of interest income.

Market Opportunity

We believe that an attractive market opportunity exists for us as a provider of pre-IPO financing to innovative, emerging growth companies that meet our investment criteria for the following reasons:

•    Companies staying private longer.    The venture capital-backed companies that we typically target are staying private significantly longer than in the past. For example, the median time from initial equity funding to IPO completion for venture capital-backed companies was 5.6 years in 2004, rising to 8.7 years in 2008, and then falling to 6.5 years in 2011. While there are many reasons for companies staying private longer, we believe that the volatile equity markets, a lack of investment research coverage for smaller companies, the increased public company compliance obligations, and certain structural changes and distribution inefficiencies have all contributed. As a result, we believe there is a growing pipeline of more mature private companies that are currently able to satisfy investor demands for growth and prospects for near-term profitability.

•    Need for pre-IPO financing.    As a result of the changing IPO market conditions over the last several years, we believe micro- and small-cap companies generally must demonstrate an ability to raise private capital prior to an IPO to be successful in the IPO process. We believe such pre-IPO financing evidences existing investors’ continuing commitment to the company, validates increased valuations to the extent new investors price the pre-IPO financing, and strengthens the company’s balance sheet as it prepares for the IPO process. We also believe the increased cash position that such pre-IPO financing provides affords greater flexibility as these companies may face shorter and unpredictable IPO windows. With venture capital investments for later stage companies reaching about 60% of total investments in 2011, higher than the average of 50% for the period 2003-2009, and with the median cumulative pre-IPO financing of venture capital-backed companies completing IPOs in 2011 increasing to $85 million, the highest amount since 2003, we believe the pre-IPO financing volume will continue to be strong.

•    Non-controlling investment structure.    We believe we can be a provider of choice for pre-IPO financing. Since we do not require board seats, observation rights, or other control provisions, we allow the current management and board to remain focused on executing the company’s business strategy. As a non-controlling pre-IPO investor, we believe we are well positioned to participate in the final round of pre-IPO financing before these micro- and small-cap companies go public. Furthermore, we believe our ability to typically make investment decisions in a relatively short time frame is attractive to the company’s existing management and institutional investors and therefore makes us a desirable partner in a transaction with other institutional investors. In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors. We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights.

We believe recent stock market volatility has affected the U.S. IPO market, and a decline in volatility could be a catalyst for an increase in IPO market activity. The number of U.S. IPOs in the third quarter of 2012 declined to 26, from 31 IPOs in the second quarter of 2012. Total IPO proceeds raised in the third quarter of 2012 amounted to approximately $6.4 billion, compared to approximately $22.7 billion in the second quarter of 2012 (which included the $16 billion

Facebook IPO in May 2012). The consumer and technology sectors accounted for half of the IPOs in the third quarter of 2012. During the nine months ended September 30, 2012, 99 U.S. IPOs were completed and raised approximately $35 billion in proceeds (including the Facebook IPO), compared to 96 companies completing IPOs during the nine months ended September 30, 2011 resulting in proceeds of approximately $29 billion.

On April 5, 2012, the Jumpstart Our Business Start-ups Act (the “JOBS Act”), which was designed to make it easier for small businesses and emerging growth companies to raise capital and complete the IPO process, was signed into law. The JOBS Act amends the Securities Act of 1933, as amended, or the Securities Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act, to add a new category of issuer, an “emerging growth company,” broadly defined as a company with less than $1 billion of annual gross revenue in the fiscal year prior to its IPO.

For companies that qualify as “emerging growth companies,” the JOBS Act provides exemptions from certain disclosure requirements and auditing and accounting rules that we believe discouraged many smaller companies from going public. For example, the JOBS Act amends Section 404 of Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, to exempt emerging growth companies from the requirement to include an auditor’s statement attesting to management’s internal controls over financial reporting for up to five years. We believe the reforms provided for in the JOBS Act have the potential to reduce many of the barriers to going public for emerging growth companies by making the process faster, easier and less costly. Many of the provisions of the JOBS Act affecting IPOs are subject to SEC rulemaking, and there are no assurances that the SEC will act in a timely fashion to implement such changes, or what additional requirements the rulemaking may impose on emerging growth companies. Also, the extent to which market practices regarding the conduct of IPOs will change as a result of the JOBS Act is unclear at this time.

While the market continues to be volatile, we believe there will be investor interest for IPOs in companies that demonstrate growth and prospects for near-term profitability. However, we believe the IPO “windows,” or the periods of days or weeks in which new IPOs will be completed, may be shorter and more unpredictable.

Our Investment Strategy

We believe that there are four critical factors that will drive the success of our pre-IPO investing strategy, differentiate us from other potential investors in later stage private companies, and potentially enable us to complete equity transactions in pre-IPO companies that we believe will meet our expected targeted return.

•    Size.    We focus on companies with an equity value of typically between $100 million and $1 billion—companies we believe are better positioned to achieve our targeted return on our investment once the company is publicly traded. We believe that larger, highly-publicized, private companies may create the risk to a prospective purchaser of being either fully or, in certain cases, over-valued relative to publicly traded peers. We believe this greatly diminishes the opportunity for the potential value accretion that we believe exists as issuers transform from private to public status.

•    Source.    We focus on prospective portfolio companies where we can purchase securities directly from an issuer or from a selling stockholder in a negotiated transaction and can obtain business and financial information on the portfolio company. The disciplined approach that our investment adviser’s experienced principals and investment professionals use to assess our initial investment and monitor our portfolio investments relies primarily on the detailed financial and business information we receive about the company and our access to and discussions with management, both prior to and after our investment.

•    Securities.    We focus on acquiring equity securities that are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding. We believe that investing in an issuer’s most senior equity securities and/or negotiating certain structural protections are ways to potentially mitigate the otherwise high risks associated with pre-IPO investing. Of the 20 portfolio company investments we have made, at the time of our initial investment in these companies, 17 of these initial investments represented the portfolio company’s most senior preferred stock, two of these initial investments represented common shares where the portfolio company had only common stock outstanding, and in one initial investment we did not acquire the portfolio company’s most senior equity securities. As of September 30, 2012, we continued to own the most senior equity securities of 16 of our 19 portfolio companies. Two of our private portfolio companies, BrightSource Energy, Inc. (“BrightSource”) and Agilyx Corporation (“Agilyx”), in which we owned the most senior equity securities of each company at the time of our investment, raised additional funds in private equity financings subsequent to September 30, 2012. As a result, our initial investments in these two portfolio companies no longer represent their most senior equity securities, although we did participate in BrightSource’s subsequent preferred stock financing round. We may seek to negotiate terms, such as warrants or other structural protections (for example, conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO), that are intended to provide some additional value protection in the event of an IPO. We view the potential value associated with these structural protections as an important component of our investment strategy. Of our investments in 18 private portfolio companies as of September 30, 2012, we have been provided some structural protection of this type with respect to our investments in ten of these portfolio companies. However, our structural protection in BrightSource, which had a structurally protected appreciation multiple at IPO of 1.25x our investment cost, was eliminated as part of a private equity financing which occurred subsequent to September 30, 2012.

While our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses. Accordingly, our equity investments are not expected to generate current income (i.e., dividends or interest income), which makes us different from other business development companies that primarily make debt investments from which they receive current yield in the form of interest income.

•    Valuation.    We are focused on the acquisition of private securities at a valuation that creates the potential for our targeted return on our investment once the company is publicly traded. We believe that the existence of an active market in the common stock of a private company on the trading platforms of a private secondary marketplace, where there is active trading in meaningful volumes, may diminish the opportunity to participate in the potential value accretion that we believe is typically associated with a company’s transformation from private to public status.

Portfolio

During the three months ended September 30, 2012, we disposed of our entire interest in NeoPhotonics Corporation (“NeoPhotonics”). As a result, our portfolio as of September 30, 2012 consisted of 19 companies, of which one is a publicly traded company, Solazyme, Inc. (“Solazyme”), and 18 are private companies. However, subsequent to September 30, 2012, LifeLock, Inc. (“LifeLock”) completed its IPO on October 2, 2012 and its shares began trading on the New York Stock Exchange on October 3, 2012.

As of September 30, 2012, our investments in 19 portfolio companies consisted of the most senior preferred equity in 13 of the companies and common stock in three companies whose capitalizations consisted of only common stock. As of September 30, 2012: (i) our preferred stock investment in Harvest Power, Inc. (“Harvest Power”) no longer consisted of the most senior preferred stock because Harvest Power issued more senior preferred stock in a Series C preferred stock round in March 2012 in which we did not participate, (ii) our common stock investment in Stoke, Inc. (“Stoke”) does not consist of Stoke’s most senior equity securities since Stoke had preferred stock outstanding at the time of our initial investment, and (iii) our initial investment in Livescribe, Inc. (“Livescribe”) no longer consists of the most senior preferred stock because Livescribe has issued more senior preferred stock since our initial investment; however, we have participated in each of Livescribe’s subsequent financing rounds. Two of our private portfolio companies, BrightSource and Agilyx, in which we owned the most senior equity securities of each company at the time of our investments, raised additional funds in private equity financings subsequent to September 30, 2012. As a result, our initial investments in these two portfolio companies no longer represent their most senior equity securities, although we did participate in BrightSource’s subsequent preferred stock financing round.

The following table summarizes our portfolio company investments as of September 30, 2012.

Portfolio Company(1)	Description	Type of Investments	Lead or Participating Investor	Cost	Value(2)
Publicly Traded Portfolio Companies:
Solazyme, Inc.	Algal oil and bioproducts for the fuels and chemicals, nutrition, and skin and personal care markets	Common Stock*	Participating	$1,505,162	$1,699,681

Total—Publicly Traded Portfolio Companies				$1,505,162	$1,699,681

Private Portfolio Companies That Have an IPO Registration Publicly on File:
Corsair Components, Inc. (3)	Designer and supplier of high- performance components to the personal computer gaming hardware market	Common Stock and Common Stock Warrants*	Lead	$4,000,080	$5,600,000

LifeLock, Inc. (4)	Provider of identify theft protection services	Convertible Preferred Stock and Convertible Preferred Stock	Participating	5,000,000	6,800,000

Total—Private Portfolio Companies That Have an IPO Registration Publicly on File				$9,000,080	$12,400,000

Portfolio Company(1)	Description	Type of Investments	Lead or Participating Investor	Cost	Value(2)
Private Portfolio Companies:
Livescribe, Inc.	Developer and marketer of a mobile, paper-based computing platform consisting of smartpens, dot paper, and smartpen applications	Convertible Preferred Stock and Convertible Preferred Stock Warrants	Participating	$606,187	$163,923

MBA Polymers, Inc.	Manufacturer of recycled plastics sourced from end of life durable goods	Convertible Preferred Stock	Participating	2,000,000	2,120,000

BrightSource Energy, Inc.	Developer of utility scale solar thermal plants which generate solar energy for utility and industrial companies	Convertible Preferred Stock (5)	Participating	2,500,006	1,820,000

Harvest Power, Inc.	Owner and operator of organic waste facilities that convert organic waste, such as food scraps and yard debris, into compost, mulch and renewable energy	Convertible Preferred Stock	Participating	2,499,999	3,540,000

Suniva, Inc.	Manufacturer of high-efficiency solar photovoltaic cells and modules	Convertible Preferred Stock	Participating	2,500,007	1,350,000

Xtime, Inc.	Software as a service provider of Web scheduling and customer relationship management solutions for automotive service departments	Convertible Preferred Stock and Common Stock Warrants (6)	Lead	3,000,000	4,442,878

Metabolon, Inc.	Molecular diagnostics and services company offering metabolic profiling technology based on advanced bioinformatics and data analytics software	Convertible Preferred Stock	Lead	4,000,000	4,280,000

Kabam, Inc.	Provider of Internet-based social gaming products including massively multiplayer games	Convertible Preferred Stock	Participating	1,328,860	1,070,000

Tremor Video, Inc.	Online video technology and advertising company	Convertible Preferred Stock	Participating	4,000,001	3,920,000

TrueCar, Inc.	Provider of online research and pricing tools for consumers interested in buying a new or used vehicle	Common Stock*	Participating	2,999,996	2,690,000

Agilyx Corporation	Alternative energy company that converts difficult-to-recycle waste plastics into high value synthetic oil	Convertible Preferred Stock	Lead	4,000,000	3,770,000

Portfolio Company(1)	Description	Type of Investments	Lead or Participating Investor	Cost	Value(2)
Zoosk, Inc.	Online dating community	Convertible Preferred Stock	Participating	$2,999,999	$2,999,999

SilkRoad, Inc.	Provider of cloud-based human capital management software	Convertible Preferred Stock	Participating	5,000,000	5,000,000

Glam Media, Inc.	Online media and social networking company focused on matching targeted audiences with targeted content	Convertible Preferred Stock	Lead	4,999,999	4,999,999

Stoke, Inc.	Systems designer and equipment manufacturer for mobile communications infrastructure networks	Common Stock	Lead (7)	3,500,000	3,500,000

Jumptap, Inc.	Mobile advertising network	Convertible Preferred Stock	Lead	4,999,995	4,999,995

Total—Private Portfolio Companies				$50,935,049	$50,666,794

Total—All Portfolio Companies				$61,440,291	$64,766,475

*	Portfolio company does not have preferred equity securities outstanding as of September 30, 2012.
(1)	During the three months ended September 30, 2012, we disposed of our entire interest in NeoPhotonics.
(2)	Except for common stock in one publicly traded portfolio company, Solazyme, all investments as of September 30, 2012 were valued at fair value as determined in good faith by our Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions).
(3)	On May 24, 2012, Corsair announced that it had postponed its IPO due to weak equity market conditions. Since its announced IPO postponement, Corsair has not updated its registration statement on file with the SEC.
(4)	LifeLock priced its IPO on October 2, 2012, and the shares of LifeLock’s common stock began trading on the New York Stock Exchange on October 3, 2012. In connection with LifeLock’s IPO, the shares of LifeLock’s convertible preferred stock that we held automatically converted into shares of common stock and the preferred stock warrants were cancelled. The shares of common stock that we received upon conversion of the convertible preferred stock are subject to a 180-day lockup provision which will expire in April 2013.
(5)	On October 24, 2012, BrightSource completed an initial closing of a convertible preferred stock financing which resulted in the automatic conversion of the shares of convertible preferred stock that we held into BrightSource’s common stock. As part of the initial closing, we invested $397,125 for shares of the new series of convertible preferred stock and additional shares of common stock.
(6)	On October 5, 2012, Xtime completed a convertible preferred stock financing in which we did not participate. Immediately prior to the closing of the convertible preferred stock financing, the shares of Xtime’s preferred stock that we held were converted into a newly-created class of convertible preferred stock, and we were issued certain warrants to acquire additional shares of Xtime’s common stock for nominal consideration upon an IPO.
(7)	We were the sole investor in this transaction.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” for a description of portfolio company investments and activity subsequent to September 30, 2012.

We currently expect to have a portfolio of approximately 25 companies, taking into account our current portfolio composition and the capital we are raising in this offering. As of September 30, 2012, we had cash and cash equivalents of $10.8 million which we intend to retain to fund our future operating expenses. We will seek to deploy the net proceeds of this offering within six to 12 months; however, it is our policy to retain approximately $10 million in cash and cash equivalents to fund our future operating expenses. Our Board of Directors has also authorized us to use up to $5 million of our cash and cash equivalents to repurchase shares of our common stock in open market transactions through May 8, 2013.

Keating Investments, LLC

As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments. Keating Investments also provides us with the administrative services necessary for us to operate. Our investment activities are managed by Keating Investments pursuant to an investment advisory and administrative services agreement (the “Investment Advisory and Administrative Services Agreement”). We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components—a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” for more information.

The managing member and principal owner of Keating Investments is Timothy J. Keating. Our investment adviser’s principals are Timothy J. Keating, our President, Chief Executive Officer and Chairman of our Board of Directors, Kyle L. Rogers, our Chief Investment Officer, and Frederic M. Schweiger, our Chief Operating Officer, Chief Compliance Officer, Secretary and a member of our Board of Directors. In addition, Keating Investments employs two other investment professionals dedicated to portfolio company origination, due diligence and financial analysis.

Keating Investments has established an investment committee (the “Investment Committee”) that must unanimously approve each new portfolio company investment that we make. Messrs. Keating, Rogers and Schweiger are the current members of the Investment Committee. However, as the managing member of Keating Investments, Mr. Keating has sole control over the appointment and removal of the members of the Investment Committee.

Our investment adviser’s principals have extensive experience in taking companies public, advising micro- and small-cap companies on capital markets strategies, and developing investor relations programs. Our investment adviser has managed our portfolio company investment activity since we made our first investment in January 2010. Through our investment adviser’s experience in taking companies public, we believe the principals of our investment adviser possess valuable insights on the trends affecting the IPO market, factors that contribute to the completion of a successful IPO in the current market, key IPO pricing drivers, investor sentiment, and industries or sectors in and out of favor. Our investment adviser is able to use this experience and insight as part of its disciplined approach to investment assessment and adjust valuation expectations and portfolio composition as IPO market trends are identified.

Operating and Regulatory Structure

We were incorporated on May 9, 2008 under the laws of the State of Maryland and are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act effective as of November 20, 2008. We commenced our portfolio company investment activities in January 2010. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. If less than 70% of our total assets are comprised of qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, until such time as 70% of our then current total assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. See “Regulation as a Business Development Company.”

Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). We intend to continue to operate so as to qualify as a RIC and, as such, we have made no provision for income taxes as of December 31, 2011 and September 30, 2012.

Keating Investments, LLC serves as our investment adviser and also provides us with the administrative services necessary for us to operate. Under our Investment Advisory and Administrative Services Agreement, we have agreed to pay Keating Investments an annual base management fee based on our gross assets as well as an incentive fee based on our performance. We also reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement. See “Investment Advisory and Administrative Services Agreement.”

Corporate Information

Our principal executive offices are located at 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111, and our telephone number is (720) 889-0139. We maintain a website on the Internet at www.keatingcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Keating Capital involves other risks, including the following:

•	Our investments in the later stage, private, pre-IPO companies that we target may be extremely risky, and you could lose all or part of your investment in our common stock;

•

The securities of our private portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO within our targeted time frame will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any;

•	We may not realize gains from our equity investments;

•

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value;

•

Our portfolio may be focused in a limited number of portfolio companies or industry sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or industry sectors experience a downturn;

•

Our investments in the clean technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns, loss of government subsidies and incentives, and potential litigation;

•	Our investments in Internet and software companies are subject to many risks, including regulatory concerns, litigation risks and intense competition;

•	Our investments in technology companies are subject to many risks, including volatility, intense competition, shortened product life cycles, litigation risk and periodic downturn;

•

Our portfolio companies may issue additional securities or incur debt that ranks equal or senior to our investments in such companies and we may experience a complete loss on our equity investments in the event of a bankruptcy or liquidation of any of our portfolio companies;

•	We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio;

•

Because we likely will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over such portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments;

•	We have a limited operating history, and there is no assurance that we will achieve our investment objective;

•	Any failure on our part to maintain our status as a business development company would reduce our operating flexibility;

•	We are dependent upon Keating Investments’ principals and investment personnel for our future success;

•	We may experience fluctuations in our periodic results, and if we fail to achieve our investment objective, the net asset value of our common stock may decline;

•

We depend upon our referral relationships with venture capital firms and investment banks, and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods;

•	We operate in a highly competitive market for investment opportunities;

•	We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;

•	There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies;

•	Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital, which may expose us to risks;

•

If our common stock trades below its net asset value per share, our ability to raise additional equity capital will be adversely affected, and any offering of our common stock at a price below net asset value will result in immediate dilution to existing stockholders upon the closing of any such offering;

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;

•	Our common stock price may be volatile and may decrease substantially;

•	Our shares might trade at premiums that are unsustainable or at discounts from net asset value;

•

There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income, and any dividends we do pay are expected to vary significantly from year to year; and

•

We may retain some or all of our realized net capital gain to pay any incentive fees payable to our investment adviser and to pay our operating expenses, which may result in a deemed distribution to our stockholders.

•	If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

See “Risk Factors” beginning on page 24 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

THE OFFERING

Common Stock Offered by Us	4,000,000 shares (or 4,600,000 shares if the underwriters exercise their over-allotment option in full).

Common Stock to be Outstanding After this Offering	13,213,311 shares (or 13,813,311 shares if the underwriters exercise their over-allotment option in full), before giving effect to our purchase of [ ] shares of our common stock under our stock repurchase program subsequent to September 30, 2012.

Use of Proceeds	Our net proceeds from this offering (after underwriting discounts and other offering expenses) will be approximately $[ ], assuming a public offering price of $[ ] per share, the last reported sales price for our common stock on the Nasdaq Capital Market on [ ], 2012 (assuming no exercise by the underwriters of their over-allotment option). We plan to invest the net proceeds of this offering in accordance with our investment objective and strategies described in this prospectus.

We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and other market conditions, except for such amounts as may be retained for purposes of funding our ongoing operations subsequent to the completion of this offering. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such temporary investments. See “Use of Proceeds.”

Nasdaq Capital Market symbol	Our common stock is listed on the Nasdaq Capital Market under the symbol “KIPO.”

Distributions

Distributions to our stockholders will be payable only when and as declared by our Board of Directors and will be paid out of assets legally available for distribution. All distributions will be paid at the discretion of our Board of Directors. Our Board of Directors currently maintains a distribution policy with the objective of distributing our net capital gains (which we define for this purpose as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to our investment adviser, our operating expenses, and any other retained amounts. We do not expect to pay future distributions based on the unrealized appreciation of our private or public company investments. Our Board of Directors currently intends to declare distributions (if any) at least annually, at the end of each year. Since our portfolio company investments will typically not generate current income (i.e., dividends or interest income), we do not expect to receive net ordinary income from which we could make distributions to our stockholders. Our distributions will also depend on our financial condition, maintenance of our RIC status, income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. Our Board of Directors intends to distribute to our stockholders in the fourth quarter of 2012 the net realized capital gains (if any) from any dispositions of our shares of NeoPhotonics and Solazyme. Based on our net realized gains as of September 30, 2012, the distribution would have been approximately $282,000, or approximately $0.03 per share. However, we do not intend to make a distribution until later this year, and the actual amount available for distribution may increase or decrease based on any gains or losses that we may realize on any sales of our shares of Solazyme as of such time.

Lock-up Agreements	We and each of our directors and officers has agreed that, for a period of 90 days from the date of this prospectus, such party will not, without the prior written consent of Deutsche Bank Securities Inc., offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly, or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, that we may issue and sell shares pursuant to our dividend reinvestment plan. Deutsche Bank Securities Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice. Sales of our shares by our officers and directors are not subject to the 1940 Act’s general prohibition on sales of common stock at prices below net asset value.

Taxation	From incorporation through December 31, 2009, we were treated as a corporation under Subchapter C of the Code. Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code. We intend to operate so as to qualify as a RIC and, as such, have made no provision for income taxes as of December 31, 2011 and September 30, 2012.

As a RIC, we generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) or any realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our investment company taxable income. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory and Administrative Services Agreement.	We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to Keating Investments and any incentive fees earned by Keating Investments is ultimately borne by our common stockholders. Our officers do not receive any compensation directly from us. However, the principals and officers of the investment adviser who also serve as the Company’s officers may receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of our gross assets, where gross assets include any borrowings for investment purposes. The Base Fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter.

The incentive fee is payable in arrears as of the end of each calendar year and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for our investments and include both long-term (held more than 12 months) and short-term holdings.

Pursuant to the Investment Advisory and Administrative Services Agreement, Keating Investments also furnishes us with equipment and clerical, bookkeeping and record-keeping services. Under the Investment Advisory and Administrative Services Agreement, Keating Investments performs, or facilitates the performance of, certain administrative services, which include being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Keating Investments assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Leverage	We will not utilize leverage by means of borrowing or the issuance of senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus. However, in the event we do borrow funds to make investments after the first anniversary of the date of this prospectus, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, will be borne by our common stockholders.

Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement	We have entered into a license agreement with Keating Investments pursuant to which Keating Investments granted us a non-exclusive license to use the name

“Keating.” Under the License Agreement, we will have a right to use the Keating name and logo, for so long as Keating Investments or one of its affiliates remains our investment adviser. See “License Agreement.”

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend or distribution, then our stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividend automatically reinvested in additional whole shares of our common stock (with any fractional share being paid in cash), rather than receiving the cash dividends or distributions. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Securities.”

Risk Factors	Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors.” We have only a limited operating history as a business development company and as a regulated investment company. If we fail to qualify as a regulated investment company, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. We invest in the equity securities of innovative, emerging growth, venture capital-backed, pre-IPO companies whose prospects are uncertain. These securities are typically not listed on any exchange, do not trade, and are illiquid at the time we make our initial investment. As a result, the value of our fund will often not be readily determinable. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value.

Sales of Common Stock Below Net Asset Value	At our 2012 Annual Meeting of Stockholders, our stockholders approved a proposal to sell or otherwise issue up to 50% of our outstanding common stock at a price

(after reduction for commissions and discounts) below our net asset value per share at the time of such issuance. Our Board of Directors has also adopted a policy which prohibits us from selling or issuing shares of our common stock at an offering price per share (offering price to public before commissions and discounts) which represents a discount to the then current net asset value per share of more than 15%. This authorization will expire on the earlier of June 1, 2013 or the date of our 2013 Annual Meeting of Stockholders. In order to sell shares pursuant to this authorization, we cannot sell or issue shares of our common stock at a price below our net asset value per share at the time unless our Board of Directors determines that such sale or issuance would be in our and our stockholders’ best interests. Sales of our common stock at a price below our net asset value per share will dilute the interests of existing stockholders, have the effect of reducing our net asset value per share, and may reduce our market price per share in this offering. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Sales of Common Stock Below Net Asset Value.”

Available Information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. You may also obtain a copy of these reports, proxy and information statements and other information on our website at www.keatingcapital.com. We make available free of charge on our website these reports, proxy and information statements and other information as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. The annual expense percentages included in the table below are based on our net assets as of September 30, 2012, as adjusted to reflect completion of this offering (assuming no exercise by the underwriters of their over-allotment option), and an assumed offering price to the public of $8.14 per share, our net asset value per share as of September 30, 2012. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Keating Capital, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses
Sales load to underwriter (as a percentage of offering price)(1)	7.00%
Offering expenses borne by holders of common stock (as a percentage of offering price)(2)	1.54%
Dividend reinvestment plan expenses(3)	0.00%

Total stockholder transaction expenses (as a percentage of offering price)	8.54%

Annual expenses (as a percentage of net assets attributable to common stock)(4)
Base management fees(5)	2.00%
Incentive fees payable under our Investment Advisory and Administrative Services Agreement(6)	0.69%
Interest payments on borrowed funds(7)	0.00%
Acquired fund fees and expenses(8)	0.05%
Other expenses (estimated)(9)	2.39%

Total annual expenses	5.13%

(1)	The underwriting discounts and commissions with respect to shares sold in this offering are the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $500,000.
(3)	The expenses of the dividend reinvestment plan are included in other expenses.
(4)	The annual expense percentages included in the table are based on our net assets as of September 30, 2012, as adjusted to reflect completion of this offering.
(5)	The base management fee payable to our investment adviser under the Investment Advisory and Administrative Services Agreement is calculated at an annual rate of 2% of our gross assets. The base management fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter. See “Investment Advisory and Administrative Services Agreement.”
(6)	Currently, we do not have an estimate of the likelihood that incentive fees would need to be paid. However, for purposes of the above table, we assume that the incentive fees payable will be equal to our accrued incentive fees as of September 30, 2012. We accrued an incentive fee of $721,677 as of September 30, 2012 with respect to $3,326,184 of net unrealized appreciation and $282,203 of net realized gains as of such date. Since the incentive fee is only payable based on net realized gains (after reduction for realized losses and unrealized depreciation), this accrued incentive fee of $721,677 may differ from the actual incentive fee that may be paid to our investment adviser depending on whether we are ultimately able to dispose of our portfolio company investments and generate a net realized gain at least commensurate with the unrealized appreciation recorded as of September 30, 2012. See “Investment Advisory and Administrative Services Agreement.”
(7)	We will not utilize leverage by means of borrowing or the issuance of senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus and thus we do not expect to have any interest payments on indebtedness.
(8)	Amount reflects our estimated expenses for the 12 months following completion of this offering relating to the temporary investment of proceeds from this offering in money market funds pending our investment of such proceeds in portfolio companies in accordance with our investment objective and strategies described in this prospectus.

(9)	Our other expenses represent our total estimated annual operating expenses and are based upon estimates for the 12 months following completion of this offering. Other expenses exclude base management fees and incentives fess which are separately stated items.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and assuming an offering price to the public of $8.14 per share, our net asset value per share as of September 30, 2012 and further assuming no exercise by the underwriters of their over-allotment option. See Note 6 above for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$135	$233	$330	$570

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. As the incentive fee under the Investment Advisory and Administrative Services Agreement is payable only on realized capital gains, this illustration assumes that the entire 5.0% annual return is in the form of realized capital gains (computed net of all realized capital losses and unrealized capital depreciation) in each of the indicated time periods, and that we will be required to pay an incentive fee on the full amount of the annual return. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of 7.0%. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a whole number of shares of our common stock (with any fractional share being paid in cash), determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan. See “Underwriting” for additional information regarding stockholder transaction expenses.

SELECTED FINANCIAL AND OTHER DATA

The selected financial data below reflects our operations for the years ended December 31, 2011, 2010 and 2009, for the period from May 9, 2008 (Inception) through December 31, 2008, and for the nine months ended September 30, 2012 and 2011. The selected financial data at December 31, 2011, 2010, 2009 and 2008 and for the years ended December 31, 2011, 2010, 2009 and for the period from May 9, 2008 (Inception) through December 31, 2008 is derived from our financial statements which have been audited by Grant Thornton LLP, our independent registered public accounting firm. The selected financial data at                     , and for the nine months ended September 30, 2012 and 2011, have been derived from unaudited financial statements included elsewhere in this prospectus. The unaudited interim financial data has been prepared on the same basis as the audited statements and, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012. The data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and related notes included elsewhere in this prospectus. The historical data are not necessarily indicative of results to be expected for any future period.

	At and For the Nine Months Ended		At and For the Years Ended			At December 31, 2008 and for the Period from May 9, 2008 (Inception) to December 31, 2008
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2009
Statement of Operations Data:
Total investment income	$3,377	$49,660	$54,348	$54,009	$10,637	$14,005
Base management fees	1,151,127	764,375	1,153,058	218,876	90,904	11,990
Incentive fees	453,498	(2,871)	152,757	115,423	—	—
Administrative expenses allocated from investment adviser	476,645	330,263	450,019	404,633	269,384	28,041
Total operating expenses	3,196,180	2,615,907	3,764,370	2,031,002	1,006,615	542,965
Net investment loss	(3,192,803)	(2,566,247)	(3,710,022)	(1,976,993)	(995,978)	(528,960)
Net realized gain on investments	282,203	—	—	—	—	—
Net change in unrealized appreciation on investments	1,985,284	(14,356)	763,784	577,116	—	—
Net decrease in net assets resulting from operations	(925,316)	(2,580,603)	(2,946,238)	(1,399,877)	(995,978)	(528,960)

	At and For the Nine Months Ended		At and For the Years Ended			At December 31, 2008 and for the Period from May 9, 2008 (Inception) to December 31, 2008
	September 30, 2012	September 30, 2011	December 31, 2011	December 31, 2010	December 31, 2009

Per Share Data:
Net asset value per common share	$8.14	$8.27	$8.23	$7.85	$6.53	$8.27
Net investment loss(1)	(0.34)	(0.42)	(0.54)	(1.43)	(1.75)	(1.79)
Net decrease in net assets resulting from operations(1)	(0.10)	(0.42)	(0.43)	(1.01)	(1.75)	(1.79)
Distributions declared(1)	—	0.07	0.06	—	—	—

Balance Sheet Data at Period End:
Investment in portfolio company securities at fair value	$64,766,475	$31,919,681	$37,273,980	$4,177,607	$—	$—
Short-term investments at fair value	—	—	—	13,500,000	3,000,000	4,411,127
Cash and cash equivalents	10,801,679	45,082,822	39,606,512	4,753,299	367,918	367,588
Total assets	76,016,687	77,102,866	76,943,238	22,856,713	3,903,387	4,810,163
Total liabilities	1,066,231	352,516	558,523	400,313	183,891	94,689
Net assets	74,950,456	76,750,350	76,384,715	22,456,400	3,719,496	4,715,474
Common shares outstanding	9,213,311	9,283,604	9,283,781	2,860,299	569,900	569,900

(1)	Per share amounts are calculated using weighted average shares outstanding during the period.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial information for each quarter in the years ended December 31, 2011, 2010 and 2009, and for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Investment Income		Net Investment Loss		Net Realized Gain (Loss) on Investments		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net (Decrease) Increase in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
March 31, 2009	1,231	*	(214,297)	(0.38)	—	—	—	—	(214,297)	(0.38)
June 30, 2009	286	*	(296,919)	(0.52)	—	—	—	—	(296,919)	(0.52)
September 30, 2009	3,723	0.01	(234,346)	(0.41)	—	—	—	—	(234,346)	(0.41)
December 31, 2009	5,397	0.01	(250,416)	(0.44)	—	—	—	—	(250,416)	(0.44)

March 31, 2010	15,725	0.02	(309,532)	(0.42)	—	—	550,000	0.75	240,468	0.33
June 30, 2010	7,894	0.01	(503,859)	(0.48)	—	—	—	—	(503,859)	(0.48)
September 30, 2010	12,428	0.01	(414,186)	(0.28)	—	—	27,364	0.02	(386,822)	(0.26)
December 31, 2010	17,962	0.01	(749,416)	(0.34)	—	—	(248)	*	(749,664)	(0.34)

March 31, 2011	24,091	0.01	(859,278)	(0.24)	—	—	77,915	0.02	(781,363)	(0.22)
June 30, 2011	19,187	*	(1,123,755)	(0.20)	—	—	684,683	0.12	(439,072)	(0.08)
September 30, 2011	6,382	*	(583,214)	(0.06)	—	—	(776,954)	(0.09)	(1,360,168)	(0.15)
December 31, 2011	4,688	*	(1,143,775)	(0.12)	—	—	778,140	0.08	(365,635)	(0.04)

March 31, 2012	1,742	*	(1,201,620)	(0.13)	132,930	0.01	972,518	0.11	(96,172)	(0.01)
June 30, 2012	1,098	*	(908,668)	(0.10)	270,701	0.03	(319,247)	(0.03)	(957,214)	(0.10)
September 30, 2012	537	*	(1,082,515)	(0.12)	(121,428)	(0.01)	1,332,013	0.14	128,070	0.01

*	Per share amounts less than $0.01.
(1)	Per share amounts are calculated using weighted average shares outstanding during the quarterly period.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. Although the risks described below represent our material risks, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment in our common stock.

Risks Related to Our Portfolio Company Investments

Our investments in the later stage, private, pre-IPO companies that we target may be extremely risky, and you could lose all or part of your investment in our common stock.

Investments in the later stage, private, pre-IPO companies that we target involve a number of significant risks, including:

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They typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns. Substantially all of our portfolio companies may experience operating losses, which may be substantial, and there can be no assurance when or if such companies will operate at a profit.

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They may have limited financial resources and may be unable to meet their obligations under their existing credit facilities (to the extent that such facilities exist), which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment. The companies in which we invest may have substantial debt loads and, in such cases, our equity investments would typically be last in line behind any creditors in a bankruptcy or liquidation.

•

At the time of our investment, there is generally little publicly available information about these businesses since they are primarily privately owned; therefore, although our investment adviser’s representatives will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses. At the time of our investment, we may only have access to the portfolio company’s actual financial results as of and for the most recent quarter end or, in certain cases, the quarter end preceding the most recent quarter end. There can be no assurance that the information that we do obtain with respect to any investment is reliable.

•

They are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

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They generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

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Continued global economic uncertainty could also result in investors becoming more risk-averse, which in turn could reduce the amount of growth capital available to our portfolio companies from both existing and new investors, could adversely affect their operating performance, and could delay liquidity paths (for example, IPO or strategic sale) for our portfolio companies.

A portfolio company’s failure to satisfy financial or operating covenants imposed lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

The securities of our private portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO within our targeted time frame will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any.

The IPO market continues to be volatile with IPO “windows,” or the periods of days or weeks in which new IPOs will be launched, being short and unpredictable even for the most qualified companies. A lack of IPO opportunities for venture capital-backed companies could lead to companies staying longer in our portfolio as private entities still requiring funding. This situation may adversely affect the amount of available venture capital funding to late-stage companies that cannot complete an IPO. Such stagnation could dampen returns or could lead to unrealized depreciation and realized losses as some companies run short of cash and have to accept lower valuations in private fundings or are not able to access additional capital at all. A lack of IPO opportunities for venture capital-backed companies may also cause some venture capital firms to change their strategies, leading some of them to reduce funding of their portfolio companies and making it more difficult for such companies to access capital. This might result in unrealized depreciation and realized losses in such companies by other investment funds, like us, who are co-investors in such companies. There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if and when they go public.

The equity securities we acquire in a private company are generally subject to contractual transfer limitations imposed on the company’s stockholders as well as other contractual obligations, such as rights of first refusal and co-sale rights. These obligations generally expire only upon an IPO by the company. As a result, prior to an IPO, our ability to liquidate our private portfolio company positions may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their stockholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other stockholders could exercise their co-sale rights to participate in the sale, thereby reducing the number of shares available to sell by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

If the private companies in which we invest do not perform as planned, they may be unable to successfully complete an IPO within our targeted 18-month time frame, or at all, or may decide to abandon their plans for an IPO. In such cases, we will likely exceed our targeted 36-month holding period and the value of these investments may decline substantially if an IPO exit is no longer viable. We may also be forced to take other steps to exit these investments, including the use of the trading platforms of private secondary marketplaces that specialize in the trading of private company securities. Although we expect that some of our equity investments will trade on these platforms, the securities we hold will typically be subject to legal and other restrictions on resale that may prevent us from using these platforms or otherwise selling our securities, and will otherwise be less liquid than publicly traded securities. Furthermore, trading in private securities markets involves risks given the possible imbalance of information between such transaction participants. In addition, while some portfolio companies may trade on the trading platforms of private secondary marketplaces, we can provide no assurance that such a trading market will be available for particular companies, will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The prices of securities on private secondary marketplaces may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause an inability for us to realize full value on our investment. In addition, wide swings in market prices, which are typical of irregularly traded securities, could cause significant and unexpected declines in the value of our portfolio investments. Further, prices in private secondary marketplaces, where limited information is available, may not accurately reflect the true value of a portfolio company, and may in certain cases understate a portfolio company’s actual value, which may cause us to realize future capital losses on our investment in that portfolio company.

The illiquidity of our private portfolio company investments, including those that are traded on the trading platforms of private secondary marketplaces, may make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We will have no limitation on the portion of our portfolio that may be invested in illiquid securities, and we anticipate that all or a substantial portion of our portfolio may be invested in such illiquid securities at all times. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material.

In addition, even if a portfolio company completes an IPO, we will typically not be able to sell our position until the post-IPO lockup expires, which generally means we will be required to hold our investments for at least 24 months before we are able to begin selling. As a result of lockup restrictions, the market price of securities that we hold may decline substantially before we are able to sell them following an IPO.

There are significant potential risks associated with investing in venture capital-backed, later stage, pre-IPO companies with complex capital structures.

We invest primarily in venture capital-backed, later stage, pre-IPO companies, primarily through direct investments in these companies and, to a lesser extent, through private secondary transactions which we negotiate with selling stockholders in these portfolio companies. Such private companies frequently have much more complex capital structures than traditional publicly-traded companies, and may have multiple classes of common and preferred equity securities with differing rights, including with respect to voting, dividends, redemptions, liquidation, and conversion rights. Although we seek to invest in the most senior class of securities or obtain other structural protections, the seniority and protections provided in these types of investments may be diminished if the portfolio company issues more senior securities in a subsequent financing round. Our investment adviser typically requires information on the private company’s capital structure as part of its due diligence process.

Although we believe that our investment adviser’s principals have extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our net asset value and results of operations.

There are significant potential risks associated with investing in private secondary transactions which we negotiate with selling stockholders in portfolio companies that meet our investment criteria.

We may acquire equity investments in privately-held companies that meet our investment criteria directly from current or former management and early stage investors that are interested in selling privately. We may also acquire shares in these private secondary transactions from current or former non-management employees where the company or its management is coordinating the transaction process. We will typically source these negotiated transactions from investment bankers or through our other relationships. We intend to focus on transactions where we will have access to management, as well as financial data and other information about the private company. This management access is important to assure the flow of the company’s financial and other information to us both before and after our investment. Although we do not intend to place bids for positions listed on the trading platforms of private secondary marketplaces, to the extent we did so, our access to information regarding the target company would be limited. In any case, there can be no assurance that our investment adviser will be able to acquire adequate information on which to make its investment decision with respect to any private secondary purchases, or that the information it is able to obtain is current, accurate or complete. Any failure to obtain full and complete information regarding the portfolio companies with respect to which we invest through private secondary transactions could cause us to lose part or all of our investment in such companies, which would have a material and adverse effect on our net asset value and results of operations.

Investments in private companies through private secondary transactions also entail additional legal and regulatory risks which expose participants to the risk of liability due to the imbalance of information among participants and participant qualification and other transactional requirements applicable to private securities transactions, the non-compliance with which could result in rescission rights and monetary and other sanctions. In addition, private block sales of shares may be restricted by contractual transfer restrictions and company policies, which may impose strict limits on transfer, including veto rights or rights of first refusal in favor of the company and other stockholders. As a result, we may be unable to complete a purchase transaction if the subject company or its stockholders chooses to exercise a veto right or right of first refusal.

We may not realize gains from our equity investments.

Our investment objective is to maximize capital appreciation, which we seek to accomplish by making investments in the equity securities of later stage, typically venture capital-backed, pre-IPO companies. Unlike most business development companies that are focused on investing in debt securities that generate current yield for their stockholders, our portfolio companies typically do not pay dividends and, as a result, we are unable to pass this source of current income through to our stockholders. Any gains that we may realize, and the source of distributions to our stockholders, will come solely from the disposition of the equity interests we acquire in our portfolio companies. These equity interests may not appreciate in value and, in fact, may decline in value.

In addition, the private company securities we acquire are often subject to certain provisions, which could permit other stockholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize a gain in an amount that we deem an appropriate return on our investment.

Further, capital markets volatility and the overall market environment may preclude our portfolio companies from completing an IPO and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments.

Even if our portfolio companies are successful in completing an IPO, there is no assurance that they will be able to achieve their projected revenue and earnings targets or effectively maintain their status as public reporting companies. In such case, there may be little or no demand for the securities of our portfolio companies in the public markets, we may have difficulty disposing of our investments, and the value of our investments may decline substantially.

We are also typically prohibited from exiting investments in our publicly traded portfolio company until the expiration of the customary post-IPO lockup agreement. These agreements, which we are required to enter into as part of our initial investment, prohibit us and other significant existing investors from selling stock in the portfolio company or hedging such securities during the customary 180 days following an IPO. The market prices of our portfolio companies that have recently completed an IPO typically experience high volatility driven by such factors as overall market conditions, the industry conditions for the particular sector in which the portfolio company operates, the portfolio company’s performance, the relative size of the public float, and the potential selling activities of other pre-IPO investors and possibly management. Following the post-IPO lockup period, significant sales by other selling stockholders may result in a decrease in trading price, particularly if the stock has low trading volumes, which could result in significant market price volatility and a decline in the value of our investment. In such cases, the value of our investments may decline substantially or we may be forced to hold our positions for longer than we anticipated, or both. As a result, there can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if and when they go public.

We may not succeed in negotiating structural protections for our investments, and cannot assure you that we will realize gains from structural protections in our investments.

As part of our investment strategy, our investment adviser may attempt to negotiate structural protections that are expected to provide for an enhanced return upon an IPO event or otherwise enhance our ability to meet our targeted return on our portfolio company investments. Such structural protections may include conversion rights which would result in us receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in us receiving additional shares for a nominal exercise price at the time of an IPO. We have negotiated structural protections of this type in nine of our 18 private portfolio company investments as of September 30, 2012, excluding our previous investment in BrightSource in which we no longer have structural protection as a result of a private equity financing by BrightSource subsequent to September 30, 2012.

There can be no assurance that our investment adviser will succeed in negotiating structural protections for our future investments. Even if it succeeds in obtaining such protections, our ability to realize the value of these structural protections (which we sometimes refer to as “structurally protected appreciation”) will depend on a number of factors including the completion of the IPO, any adjustment to the terms of the structural protection that may be negotiated during the IPO process, and the possible subsequent issuance of more senior securities that may impact the relative value of our investment. Further, even if an IPO is completed, we would not realize any structurally protected appreciation unless the market price of the portfolio company’s common shares equaled or exceeded the IPO price at the time such shares were disposed of following the lockup period. Further, our ability to realize any structurally protected appreciation at the time of a sale or liquidation of a portfolio company will depend on a number of factors including the completion of a sale or liquidation, the realization of sales or liquidation proceeds (after payment of liabilities) sufficient to pay our senior preference amount, any adjustment to our preference amount that may be negotiated prior to any sale or liquidation, and the possible subsequent issuance of more senior securities that may make our preference rights subordinate to the preference rights of senior security holders. As a result, there can be no assurance that we will be able to realize the potential value of these structural protections even if we are able to obtain them.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities and, as a result, the fair value of our investments in portfolio companies will often not be readily determinable. At September 30, 2012, portfolio investments, which were valued at fair value by our Board of Directors, were approximately 83% of our gross assets. We expect our investments to continue to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable, and the percentage of assets which will be valued at fair value by our Board of Directors is expected to increase as we continue to make additional investments in private portfolio companies. To the extent our Board of Directors has determined that an investment has increased in fair value, we record an increase in unrealized appreciation for that investment and, conversely, to the extent our Board of Directors has determined that an investment has decreased in fair value, we record a decrease in unrealized appreciation for that investment.

The 1940 Act requires us to value each portfolio investment on a quarterly basis to determine our net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations in an active market are valued at the closing market price on the valuation date; all other assets are valued at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Board of Director’s Valuation Committee in accordance with our written valuation policy. In connection with that determination, members of our investment adviser’s portfolio management team will prepare portfolio company valuations using the most recently available portfolio company financial statements and forecasts. The Valuation Committee intends to utilize the services of one or more independent valuation firms, which will conduct an initial valuation review of each new private portfolio company investment and, in accordance with our valuation policy, periodic updated valuation reviews for our portfolio investments that are not publicly traded. However, our Board of Directors will retain ultimate authority as to the appropriate valuation of each such investment.

We typically obtain financial and other information with respect to private companies directly from our prospective portfolio companies during our due diligence process or from available public sources. We also generally have agreements with our portfolio companies to receive financial and other information with respect to private companies on a quarterly basis. However, for our quarterly fair value determinations, we typically will only have access to a portfolio company’s actual financial results as of and for the quarter end which precedes the quarter end for which our fair value determination relates. In addition, we typically only receive updated financial projections for a portfolio company on an annual basis. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. There can be no assurance that we will be able to realize the fair value that our Board has determined for our portfolio company investments upon our disposition of such investments. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Because there is generally no established market in which to value our investments, our Board of Directors’ value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

There is generally no public market for the private equity securities in which we invest. Pursuant to the requirements of the 1940 Act, we value all of the privately held equity securities in our portfolio at fair value as determined in good faith by our Board of Directors.

The types of factors that the Valuation Committee may take into account in providing its fair value recommendation to our Board of Directors with respect to our private portfolio company investments may include, as relevant and, to the extent available, the portfolio company’s most recently available historical and projected financial results, industry valuation benchmarks and public market comparables, and other factors. The Valuation Committee may also consider other events, including the transaction in which we acquired our securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an IPO by the portfolio company. The Valuation Committee may also consider the trends of the portfolio company’s basic financial metrics from the time of our original investment until the valuation date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value. Determinations of fair value are highly fact-specific and involve subjective judgments and estimates. After review of available information, the Valuation Committee may determine that it is appropriate to increase fair value, decrease fair value or to make no change to fair value. The fair values of our portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which we are subject with respect to public companies in our portfolio. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. Accordingly, there can be no assurance that we will be able to realize the fair value that our Board has determined for our portfolio company investments upon our disposition of such investments.

Our portfolio may be focused in a limited number of portfolio companies or industry sectors, which will subject us to a risk of significant loss if the business or market position of these companies deteriorates or industry sectors experience a downturn.

A consequence of our limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few issuers. In addition, our investments may be concentrated in a limited number of industry sectors. We make investments in later stage, typically venture capital-backed, private, pre-IPO companies in the technology, Internet and software, and cleantech industries. As a result, a market downturn affecting one of our portfolio companies or one of these industry sectors could materially adversely affect us.

We do not choose specific investments based on a strategy of industry diversification and do not intend to rebalance our portfolio if one of our portfolio company investments increases in value relative to the remaining portion of the portfolio. As a result, our portfolio may be more vulnerable to events affecting a single industry sector or portfolio company and, therefore, subject to greater potential volatility than a company that follows a more diversified strategy.

Our investments in the clean technology industry are subject to many risks, including volatility, intense competition, unproven technologies, periodic downturns, loss of government subsidies and incentives, and potential litigation.

Our investments in clean technology, or cleantech, companies are subject to substantial operational risks, such as underestimated cost projections, unanticipated operation and maintenance expenses, loss of government subsidies, and inability to deliver cost-effective alternative energy solutions compared to traditional energy products. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction or acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risks arising from their specific business strategies. Furthermore, production levels for solar, wind and other renewable energies may be dependent upon adequate sunlight, wind, or biogas production, which can vary from market to market and period to period, resulting in volatility in production levels and profitability. In addition, our cleantech companies may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses) and valuations of clean technology companies can and often do fluctuate suddenly and dramatically and the markets in which clean technology companies operate are generally characterized by abrupt business cycles and intense competition. Demand for clean technology and renewable energy is also influenced by the available supply and prices for other energy products, such as coal, oil and natural gases. A change in prices in these energy products could reduce demand for alternative energy. Our investments in cleantech companies also face potential litigation, including significant warranty and product liability claims, as well as class action and government claims arising from business failures of companies supported government subsidies. Such litigation could adversely affect the business and results of operations of our cleantech portfolio companies. There is also particular uncertainty about whether agreements providing government incentives and subsidies for reductions in greenhouse gas emissions, such as the Kyoto Protocol, will continue and whether countries around the world will enact or maintain legislation that provides such incentives and subsidies for reductions in greenhouse gas emissions, without which such investments in clean technology dependent portfolio companies may not be economical or financing for such projects may become unavailable. As a result, these portfolio company investments face considerable risk, including the risk that favorable regulatory regimes or government subsidies and incentives expire or are adversely modified. This could, in turn, materially adversely affect the value of the clean technology companies in our portfolio.

Our investments in Internet and software companies are subject to many risks, including regulatory concerns, litigation risks and intense competition.

Our investments in Internet and software companies are subject to substantial risks. For example, our portfolio companies face intense competition since their businesses are rapidly evolving and intensely competitive, and are subject to changing technology, shifting user needs, and frequent introductions of new products and services. Internet and software companies have many competitors in different industries, including general purpose search engines, vertical search engines and e-commerce sites, social networking sites, traditional media companies, and providers of online products and services. Potential competitors to our portfolio companies in the Internet and software industries range from large and established companies to emerging start-ups. Further, such companies are subject to laws that were adopted prior to the advent of the Internet and related technologies and, as a result, do not contemplate or address the unique issues of the Internet and related technologies. The laws that do reference the Internet are being interpreted by the courts, but their applicability and scope remain uncertain. For example, the laws relating to the liability of providers of online services are currently unsettled both within the U.S. and abroad. Claims have been threatened and filed under both U.S. and foreign laws for defamation, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted by a company’s users, a company’s products and services, or content generated by a company’s users. Further, the growth of Internet and software companies into a variety of new fields implicate a variety of new regulatory issues and may subject such companies to increased regulatory scrutiny, particularly in the U.S. and Europe. As a result, these portfolio company investments face considerable risk. This could, in turn, materially adversely affect the value of the Internet and software companies in our portfolio.

Our investments in technology companies are subject to many risks, including volatility, intense competition, shortened product life cycles, litigation risk and periodic downturn.

We have invested and will continue investing in technology companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition, where the leading companies in any particular category may hold a highly concentrated percentage of the overall market share. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the selling prices of products and services provided by technology-related companies have historically decreased over their productive lives. As a result, the selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect the value of the technology-related companies in our portfolio.

Some of our portfolio companies are subject to complex regulation, and any compliance failures or regulatory action could materially adversely affect their business and reduce the value of our investments.

The businesses of some our of portfolio companies are subject to extensive, complex and continually changing federal and state laws and regulations and the regulations of foreign agencies. If these companies fail to comply with any applicable law, rule or regulation, they could be subject to fines and penalties, indemnification claims by their customers, or become the subject of a regulatory agency enforcement action, each of which would materially adversely affect their business and reputation.

These companies may also become subject to additional regulatory and compliance requirements as a result of changes in laws or regulations, or as a result of any expansion or enhancement of existing products and services or any new products or services they may offer in the future. Compliance with any new regulatory requirements may divert internal resources and take significant time and effort. Their compliance processes may not be sufficient to prevent assertions that they failed to comply with any applicable law, rule or regulation.

Any claims of noncompliance brought against our portfolio companies, regardless of merit or ultimate outcome, could subject them to investigation by the Department of Labor, the Federal Trade Commission, Internal Revenue Service, the Treasury Department or other federal, state and foreign regulatory authorities, which could result in substantial costs to them and divert management’s attention and other resources away from their operations. In addition, investor perceptions of the subject company may suffer and could cause a decline in the market price of their securities, reducing the value of our investments in them.

Our portfolio companies may issue additional securities or incur debt that ranks equal or senior to our investments in such companies and we may experience a complete loss on our equity investments in the event of a bankruptcy or liquidation of any of our portfolio companies.

We intend to invest primarily in equity securities issued by our portfolio companies. The equity securities that we acquire directly from an issuer are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding. The equity securities that we acquire directly from selling stockholders in private secondary transactions are typically common stock and may not represent the most senior equity securities of the issuer. The portfolio companies may be permitted to issue additional securities or incur other debt that ranks equally with, or senior to, the equity securities in which we invest. By their terms, such other securities (especially if they are debt securities) may provide that the holders are entitled to receive payment of interest or principal before we are entitled to receive any distribution from the portfolio companies. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments would typically be entitled to receive payment in full before equity investors like us may receive any distribution in respect of our investment, and holders of more senior classes of preferred stock (if any are issued) would typically be entitled to receive full or partial payment in preference to any distribution to us. After repaying such senior creditors or preferred stockholders, the portfolio company may not have any remaining assets to distribute to us, and we may experience a complete loss on our investment.

We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments, or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status or lack access to the desired follow-on investment opportunity. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation.

We may be required to make additional investments in our portfolio companies, from time to time, to fund their operations. If we elect not to fund our pro rata share of these additional investments, there may be adverse consequences to our initial investment including the forced conversion of our preferred stock into common stock at an unfavorable conversion rate and the corresponding loss of any liquation preferences or other rights and privileges that may be applicable to the securities we currently hold.

While we typically do not intend to purchase stock in a portfolio company’s IPO or in open market transactions thereafter, under certain circumstances, we may consider making additional investments a publicly traded portfolio company in open market purchases, which will increase our position in the company. We typically will consider open market purchases of shares in our publicly traded portfolio companies as a means to bring our overall investment closer to our targeted percentage of our gross assets per portfolio company investment. In such cases, our initial private investments may have been limited due to the level of our gross assets at the time of the initial investment. However, we may be unable to make follow-on investments in our publicly traded portfolio companies as a result of certain regulatory restrictions on a business development company’s investments in publicly traded securities with market capitalizations in excess of $250 million.

Because we likely will not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over such portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.

We typically do not seek board seats, observation rights or other control features in our investments. As a result, our equity investments will typically be non-control investments, meaning we will not be in a position to control the management, operation and strategic decision-making of the companies we invest in. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as venture capital and private equity sponsors that have substantial investments in our portfolio companies, may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity and equity-related investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.

As a business development company, we may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a business development company, we generally may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a market capitalization limit of $250 million. Qualifying assets also include cash, cash equivalents, U.S. government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our portfolio company investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

Investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria, subject to the requirements of the 1940 Act. Investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Risks Relating to Our Business and Structure

We have a limited operating history, and there is no assurance that we will achieve our investment objective.

We were initially formed in May 2008 and made our first portfolio company investment in January 2010. We completed our continuous public offering on June 30, 2011 raising $78.4 million, net of issuance costs. As of September 30, 2012, we had made total investments of $63.0 million in 20 portfolio companies. We expect that we will deploy the net proceeds of this offering within six to 12 months; however, it is our policy to retain approximately $10 million in cash and cash equivalents to fund our future operating expenses. As of September 30, 2012, we had only limited dispositions of our investments, relating to interests in one portfolio company investment. As a result, we have limited financial information on which you can evaluate an investment in our company or our prior performance. In addition, our investment adviser, Keating Investments, has only a limited history of investing experience, managing a pool of assets substantially smaller than the net proceeds that we raised in our continuous public offering. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to continue to qualify as a business development company under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. Upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility and increase our costs of doing business.

We are dependent upon Keating Investments’ principals, Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, for our future success. If we lose any of our investment adviser’s principals, our ability to implement our business strategy could be significantly harmed.

We depend on the diligence, skill and network of business contacts of Keating Investments’ principals. The principals, together with other investment professionals employed by Keating Investments, identify, evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of Keating Investments’ principals, Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger. Keating Investments has established an Investment Committee that must unanimously approve each new portfolio company investment that we make. Messrs. Keating, Rogers and Schweiger are the current members of the Investment Committee. However, as the managing member of Keating Investments, Mr. Keating has sole control over the appointment and removal of the members of the Investment Committee and neither we nor our Board of Directors has any direct participation on the selection of members to the Investment Committee. None of Messrs. Keating, Rogers and Schweiger is subject to an employment contract, and none receive any compensation directly from us. While Messrs. Keating, Rogers and Schweiger currently devote substantially all of their business time to our operations, we expect that one of more of them will have other demands on their time as a result of Keating Investments’ contemplated launch of other entities to which they intend to provide investment advisory services. We do not carry key-man life insurance on the lives of Messrs. Keating, Rogers or Schweiger. The departure of any of these principals could have a material adverse effect on our ability to achieve our investment objective.

None of Keating Investments’ principals or other investment professionals, including Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, are subject to employment agreements, and there can be no assurance that our investment adviser will be successful in retaining its principals or other investment professionals.

None of Keating Investments’ principals or other investment professionals, Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger, are subject to employment agreements. As a result, although Messrs. Keating, Rogers and Schweiger comprise the principals of Keating Investments, they are free to terminate their employment with Keating Investments at any time. In addition, none of our investment adviser’s principals or other investment professionals, including Messrs. Keating, Rogers and Schweiger, are subject to any non-compete agreements that would restrict their ability to provide investment advisory services to an entity with an investment objective similar to our own in the event they were to terminate their employment with Keating Investments, or if Keating Investments were to no longer serve as our investment adviser. Currently, Messrs. Keating, Rogers and Schweiger devote substantially all of their business time to our operations. However, we expect that one or more of Keating Investments’ principals and investment professionals may in the future have other demands on their time as a result of Keating Investments providing investment advisory services to other entities. Further, our investment adviser, its principals, investment professionals and employees and the members of its Investment Committee may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us and/or of investment funds managed by our affiliates. There can be no assurance that our investment adviser will be successful in retaining its principals and other investment professionals, including Messrs. Keating, Rogers and Schweiger. The departure of any of Messrs. Keating, Rogers and Schweiger could have a material adverse effect on our ability to achieve our investment objective.

Our growth will require that Keating Investments retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills will depend on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities with which Keating Investments will compete for experienced personnel, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, will have greater resources than it.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

Although Keating Investments has been an investment adviser registered under the Investment Advisers Act of 1940, as amended, since 2001, it had no prior experience in managing a business development company or a pool of assets of the amount we raised in our continuous public offering. In addition, since we had only had limited dispositions of our investments, relating to interests in two portfolio company investments, as of September 30, 2012, we have limited financial information on which you can evaluate an investment in our company or the prior performance of us or our investment adviser. As such, we are subject to the business risks and uncertainties associated with any new business enterprise. Our ability to achieve our investment objective will depend on our investment adviser’s ability to identify, analyze and invest in companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our investment adviser’s proper structuring of the investment process and its ability to provide competent, attentive and efficient services to us. We seek a specified number of investments in later stage, private pre-IPO companies, which may be extremely risky. There can be no assurance that Keating Investments will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective or be able to achieve our targeted return on our portfolio company investments if and when they go public.

Because the portfolio company securities that we acquire are typically illiquid until an IPO or sale of the company, we generally cannot predict the regularity and time periods between dispositions of our portfolio company investments and the realizations of capital gains, if any, from such dispositions. Dispositions of our portfolio company investments are discretionary and based on our investment adviser’s business judgment. Since we do not expect to generate current income from our portfolio company investments, our annual operating expenses will be financed from our capital base during periods of time between realizations of capital gains on our investments. In addition, if we are successful in disposing of a portfolio company investment, we intend to reinvest the principal amount of our investment in new portfolio company opportunities, with any gain that we may realized being distributed to our stockholders after we pay any incentive fees earned by our investment adviser and our operating expenses.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, our ability to access the capital markets to raise cash to fund new investments once we are fully invested, and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay distributions to our stockholders.

We may experience fluctuations in our periodic results, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our periodic results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the level of our expenses (including the interest rates payable on our borrowings and the dividend rates on any preferred stock we may issue), variations in and the timing of the recognition of realized and gains or losses and unrealized appreciation and depreciation, the degree to which we encounter competition in our markets and general economic conditions. Our periodic results will also be affected by the ability of our private portfolio companies to complete their IPOs in our targeted 18-month time frame, the strength of the IPO market and the level of stock market volatility in general. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our business model depends upon the development and maintenance of strong referral relationships with venture capital firms and investment banks, and our direct outreach to private companies.

We are substantially dependent on our relationships with venture capital firms and investment banks, which we use to help identify and gain access to investment opportunities, and our outreach to private companies that meet our investment criteria. If we fail to maintain our existing relationships, our relationships become strained as a result of enforcing our rights to protect our investments in certain portfolio companies, or we fail to develop new relationships with other firms or sources of investment opportunities, then we will not be able to grow our portfolio of equity investments and achieve our investment objective. In addition, persons with whom our investment adviser has relationships are not obligated to inform us of investment opportunities and therefore such relationships may not lead to the origination of equity investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct equity investments or for investments through private secondary transactions with selling stockholders in these portfolio companies.

Our ability to grow will depend on our ability to raise capital, and a disruption in the capital markets or the credit markets could negatively affect our business.

As a business development company, we need the ability to raise additional capital for investment purposes. Without sufficient access to the capital markets, we may be forced to curtail our business operations or we may not be able to pursue new investment opportunities. Disruptive conditions in the financial industry and any new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus, to the extent we do utilize leverage thereafter and the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to raise additional equity capital to provide funding for normal operations, including new investments. Reflecting concern about the stability of the financial markets, many institutional investors have reduced or ceased providing funding to certain borrowers. This market turmoil has led to increased market volatility and widespread reduction of business activity generally.

While market conditions have stabilized and, in many cases, improved, there can be no assurance that significant disruption and volatility in the financial markets will not occur in the future. For example, recent concerns regarding U.S. debt and budget matters and the sovereign debt crisis in Europe have caused uncertainty in financial markets. Although the U.S. debt limit was increased, a failure to raise the U.S. debt limit and/or a downgrade of U.S. debt ratings in the future could, in addition to causing economic and financial market disruptions, materially adversely affect our ability to access capital markets on favorable terms and the market value of the U.S. government securities that we hold, as well as have other material adverse effects on the operation of our business and our financial results and condition.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of equity investments that we target as part of our business strategy. We compete for such investments with a large number of venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and, as a result, such companies may be more successful in completing their investments. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

The incentive fee may induce Keating Investments, our investment adviser, to make speculative investments or incur leverage.

The incentive fee payable by us to Keating Investments may create an incentive for Keating Investments to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus, the way in which the incentive fee payable to Keating Investments is determined, which is calculated as a percentage of the return on invested capital, may encourage Keating Investments to use leverage thereafter to increase the return on our investments. We will be required, however, to obtain the approval of our Board of Directors before we incur any indebtedness. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns.

In addition, our investment adviser has control over the timing of the acquisition and dispositions of our investments, and therefore over when we realize gains and losses on our investments. As a result, our investment adviser may face a conflict of interest in determining when it is appropriate to dispose of a specific investment to the extent doing so may serve to maximize its incentive fee at a point where disposing of such investment may not necessarily be in the best interests of our stockholders. Our Board of Directors monitors such conflicts of interest in connection with its review of the performance of our investment adviser under our Investment Advisory and Administrative Services Agreement, as well as during its quarterly review of our financial performance and results of operations.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus, if we do so thereafter we may borrow from and issue senior debt securities to banks, insurance companies and other lenders. Lenders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to Keating Investments will be payable on our gross assets, including those assets acquired through the use of leverage, Keating Investments may have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Keating Investments.

Our potential use of borrowed funds to make investments may expose us to risks typically associated with leverage.

Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investment in portfolio companies for at least one year from the date of this prospectus, to the extent we do utilize leverage thereafter:

•

a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage, therefore, shares of our common stock are exposed to incremental risk of loss;

•	adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay dividends on our common stock will be restricted if our asset coverage ratio is not at least 200% and any amounts used to service indebtedness or preferred stock may not be available for such dividends;

•	such indebtedness would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we, and indirectly our stockholders, would bear the cost of issuing and paying interest or dividends on such securities; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

Our base management fee may induce our investment advisor to incur leverage.

Our base management fee is calculated on the basis of our total assets, including assets acquired with the proceeds of leverage. Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus, our investment advisor may be encouraged to use leverage thereafter to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would impair the value of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this conflict of interest.

There are significant potential conflicts of interest, which could impact our investment returns and limit the flexibility of our investment policies.

We have entered into an Investment Advisory and Administrative Services Agreement with Keating Investments. Keating Investments is controlled by Timothy J. Keating, who is Chairman of our Board of Directors and our Chief Executive Officer, Kyle L. Rogers, who is our Chief Investment Officer, and Frederic M. Schweiger, who is our Chief Operating Officer, Chief Compliance Officer and Secretary and a member of our Board of Directors. Messrs. Keating, Rogers and Schweiger, as principals of Keating Investments, collectively manage the business and internal affairs of Keating Investments. In addition, Keating Investments provides us with office facilities and administrative services pursuant to an Investment Advisory and Administrative Services Agreement, without any profit to Keating Investments. Mr. Keating is the Managing Member of and controls Keating Investments.

In addition, our executive officers and directors, and the principals of our investment adviser, may serve as officers, directors or principals of other entities or investment funds that operate in a line of business similar to our own. Accordingly, if this occurs, they have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

While we expect that the investment focus of each of these other entities will tend to be different from our investment objective, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers, directors and investment adviser intend to treat us in a fair and equitable manner consistent with their applicable duties under law so that we will not be disadvantaged in relation to any other particular client. In addition, Keating Investments does not anticipate that it will ordinarily identify investment opportunities that are appropriate for both Keating Capital and the other funds that in the future may be managed by Keating Investments. However, to the extent it does identify such opportunities, Keating Investments will establish a procedure to ensure that such opportunities are allocated between Keating Capital and such other funds in a fair and equitable manner. Our Board of Directors will monitor on a quarterly basis any such allocation of investment opportunities between Keating Capital and any such other funds.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors will review these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer. Our Board of Directors is charged with approving any waivers under our Code of Ethics. As required by the Nasdaq corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties, as such term is defined in Item 404 of Regulation S-K. In accordance with Item 404, related parties generally include our directors and executive officers, any nominees for director, any immediate family member of a director or executive officer or nominee for director, and any other person sharing the household of such director, executive officer or nominee for director.

We pay Keating Investments our allocable portion of overhead and other expenses incurred by Keating Investments in performing its obligations under the Investment Advisory and Administrative Services Agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff, which creates conflicts of interest that our Board of Directors must monitor.

Finally, we also entered into a license agreement with our investment adviser, pursuant to which our investment adviser granted us a non-exclusive license to use the name “Keating.” Under the license agreement, we have the right to use the “Keating” name and logo for so long as Keating Investments or one of its affiliates remains our investment adviser.

Our investment adviser and its affiliates, officers and employees have certain conflicts of interest.

Our investment adviser, its principals, investment professionals and employees and the members of its Investment Committee serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us and/or of investment funds managed by our affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, our investment adviser and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although our investment adviser and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or its affiliates. In any such case, if our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all.

Our investment adviser can resign on 120 days’ notice and we may be unable to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under our current Investment Advisory and Administrative Services Agreement, to resign at any time upon not less than 120 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 120 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we were able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective might result in additional costs and time delays that could adversely affect our financial condition, business and results of operations.

Operating under the constraints imposed on us as a business development company and a regulated investment company may hinder the achievement of our investment objectives.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S.-based private companies or public companies with market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and other high quality debt instruments that mature in one year or less. In addition, qualification for taxation as a regulated investment company, or RIC, requires satisfaction of source-of-income, diversification and distribution requirements. These constraints, among others, may hinder Keating Investments’ ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Regulations governing our operation as a business development company affect our ability to and the way in which we raise additional capital, which may expose us to risks, including the typical risks associated with leverage.

Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus, we may thereafter issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Our Board of Directors is required under the 1940 Act to approve any issuance of senior securities. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that were to happen, we might be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If in the future we issue debt or preferred stock, all of the costs of offering and servicing such debt or preferred stock, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of any debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock may have the ability to elect two members of our Board of Directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies.

If our common stock trades below its net asset value per share, our ability to raise additional equity capital will be adversely affected, and any offering of our common stock at a price below net asset value will result in immediate dilution to existing stockholders upon the closing of any such offering.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in the best interests of Keating Capital and its stockholders, and our stockholders approve such sale. In this regard, at our 2012 Annual Meeting of Stockholders our stockholders approved a proposal to sell or otherwise issue up to 50% of our outstanding common stock at a price below our net asset value per share at the time of such issuance. Our Board of Directors has also adopted a policy which prohibits us from selling or issuing shares of our common stock at an offering price per share which represents a discount to the then current net asset value per share of more than 15%.

If our common stock trades below net asset value, the higher dilution to our existing stockholders may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline.

If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

In addition, if we determine to conduct additional offerings in the future there may be even greater discounts if we determine to conduct such offerings at prices below net asset value. As a result, existing stockholders would experience further dilution and additional discounts to the price of our common stock. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect of an offering cannot be predicted. See “Sales of Common Stock Below Net Asset Value.”

We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company, or RIC.

Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code. We intend to operate so as to qualify as a RIC in future taxable years, however, no assurance can be given that we will be able to continue to qualify for and maintain RIC status in future years. In order to qualify for the special treatment accorded to a RIC, we must meet certain income source, asset diversification and annual distribution requirements. In order to satisfy the income source requirement, we must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies, income from “qualified publicly traded partnerships” or other income derived with respect to our business of investing in such stock or securities. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. In order to satisfy the annual distribution requirement for a RIC, we must distribute at least 90% of our investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses), if any, to our stockholders on an annual basis. Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus, because we may use debt financing thereafter, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we may fail to qualify for special tax treatment as a RIC and, thus, may be subject to corporate-level income tax on all our income. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate-level federal taxes could substantially reduce our net assets, the amount of income available for distribution, and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we focus on achieving capital gains from our equity investments, in certain limited cases we may receive current income, either through interest or dividend payments, on our investments. While our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses. In the event that dividends are declared and paid on our preferred stock investments, it is possible that such preferred dividends may be paid in the form of preferred or common shares of the portfolio company. Because in such cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Even in the event the value of your investment declines, the base management fee will still be payable.

The annual base management fee is calculated as 2% of the value of our gross assets, which we pay monthly in arrears. The base management fee is payable regardless of whether the value of our gross assets or your investment declines. As a result, we may owe Keating Investments a base management fee regardless of whether we incurred significant realized capital losses and unrealized capital depreciation (losses) during the period for which the base management fee is paid.

We incur significant costs as a result of being a public company.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC.

Our Board of Directors is authorized to reclassify any unissued shares of our stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Our charter permits our Board of Directors to reclassify any authorized but unissued shares of stock into one or more classes of preferred stock. Our Board of Directors will generally have broad discretion over the size and timing of any such reclassification, subject to a finding that the reclassification and issuance of such preferred stock is in the best interests of Keating Capital and our existing common stockholders. Any issuance of preferred stock would be subject to certain limitations imposed under the 1940 Act, including the requirement that such preferred stock have equal voting rights with our outstanding common stock. We are authorized to issue up to 200,000,000 shares of common stock and, as of September 30, 2012, we had 9,213,311 shares of common stock issued and outstanding. In the event our Board of Directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation. The cost of any such reclassification would be borne by our existing common stockholders. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two directors. As a result, our preferred stockholders would have the ability to reject a director that would otherwise be elected by our common stockholders. In addition, while Maryland law generally requires directors to act in the best interests of all of a corporation’s stockholders, there can be no assurance that a director elected by our preferred stockholders would not chose to act in a manner that tends to favors our preferred stockholders, particularly where there was a conflict between the interests of our preferred stockholders and our common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the Board of Directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation, or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive certain of our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose all or part of your investment.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. For example, although the Dodd-Frank Wall Street Reform and Protection Act, or the Dodd-Frank Act, became effective on July 21, 2010, many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Act. Any change in these laws or regulations, and the issuance of the implementing regulations under the Dodd-Frank Act, could have a material adverse effect on our business and the value of your investment.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. Our bylaws contain a provision exempting any and all acquisitions by any person of our shares of stock from the Control Share Act under the Maryland General Corporation Law. If our Board of Directors does not otherwise approve a business combination, the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer. Additionally, under our charter, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. These antitakeover provisions may inhibit a change of control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Continued global economic uncertainty could materially adversely impact our business and the value of your investment.

Beginning in the fall of 2008, the global economy entered a financial crisis and recession. Volatile capital and credit markets, declining business and consumer confidence and increased unemployment precipitated a continuing economic slowdown. While certain economic conditions in the United States have shown signs of improvement, economic growth has been slow and uneven as consumers continue to be affected by high unemployment rates and depressed housing values. In addition, recent concerns and events such as economic uncertainty surrounding financial regulatory reform and its effect on the revenues of financial services companies, U.S. debt and budget matters and the sovereign debt crisis in Europe, may continue to impact economic recovery and the financial services industry. There can be no assurance that governmental or other measures to aid economic recovery will be effective. During such economic uncertainty and market volatility, we may have difficulty raising equity capital to fund additional portfolio company investments once we become fully invested. Continued adverse economic conditions could also have a material adverse effect on our portfolio companies (including their ability to complete IPOs), our business and the value of your investment.

The downgrade in the U.S. credit rating could materially adversely impact our business, financial condition and results of operations.

On August 5, 2011, Standard & Poor’s Rating Services (“S&P”) downgraded the U.S. credit rating from its top rank of AAA to AA+. The downgrade of the U.S. credit rating could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. Additionally, austerity measures necessary to reduce the deficit could result in a slowing economy in the near term. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions.

In addition, adverse market and economic conditions that could occur due to a downgrade of the U.S. credit rating on the United States’ debt could result in increasing borrowing costs, a falling dollar, less stable financial markets and slowing or negative economic growth in the near term. These events could adversely affect our business in a variety ways, including, but not limited to, adversely impacting our portfolio companies’ ability to obtain financing, or obtaining financing but at significantly higher costs or lower valuations than the preceding financing rounds. Market disruptions could also delay the timing of going public by our private portfolio companies and affect the value of our publicly traded portfolio companies, which as of September 30, 2012, accounted for 2.6% percent of our investment portfolio and 2.2% of our gross assets. If any of these events were to occur, it could materially adversely affect our business, financial condition and results of operations.

In addition to the downgrade of the U.S. credit rating, on August 8, 2011, S&P downgraded the credit ratings of Fannie Mae, Freddie Mac, and other entities linked to long-term U.S. debt. As of September 30, 2012, our portfolio included $10.6 million of money market funds that invest in U.S. Treasuries and other U.S. Government agency-backed securities. These money market funds could be adversely affected by these recent credit downgrades.

Risks Related to This Offering and Our Common Stock

Investing in shares of our common stock is highly speculative and an investor could lose all or some of the amount invested.

We are focused on capital appreciation and growth, which we seek to achieve through investments in the equity securities of later stage, private, pre-IPO companies. By design, our fund has been structured as a high risk/high return investment vehicle. Our investment objective and strategies result in a high degree of risk in our investments and may result in losses in the value of our investment portfolio. Our investments in portfolio companies are highly speculative and, therefore, an investor in our common stock may lose his entire investment. Write-downs of securities of our privately held companies will always be a by-product and risk of our business, and there can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if and when they go public. An investment in our common stock may not be suitable for investors with lower risk tolerance.

Our common stock price may be volatile and may decrease substantially.

Since shares of our common stock were listed on the Nasdaq Capital Market beginning December 12, 2011, the trading price of our common stock has fluctuated substantially. We expect that the trading price of our common stock will continue to fluctuate substantially. The price of our common stock in the market on any particular day depends on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of regulated investment companies, business development companies or other financial services companies;

•	changes in regulatory policies or tax guidelines with respect to regulated investment companies or business development companies;

•	failure to qualify as a RIC for a particular taxable year, or the loss of RIC status;

•	actual or anticipated changes in our earnings, fluctuations in our operating results and net asset value, or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	fluctuations in the valuation of our portfolio investments;

•	public perception of the value of our portfolio companies;

•	operating performance of companies comparable to us;

•	market sentiment against the industry sectors in which invest in such as technology, Internet and software, and cleantech; or

•	departures of any of the principals or other investment professionals of Keating Investments.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may therefore be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

Our shares might trade at premiums that are unsustainable or at discounts from net asset value.

Shares of business development companies like us may, during some periods, trade at prices higher than their net asset value per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their net asset value per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock investments generally, for initial public offerings and other exit events for venture capital-backed companies, and the mix of companies in our investment portfolio over time. Because accurate financial and other data on our portfolio companies may be limited and not publicly disseminated, the public perception of their value may be unduly influenced by trading levels on secondary marketplaces, speculation about their prospects, market conditions, uninformed investor sentiment or other factors. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our net asset value per share. We cannot ever predict whether shares of our common stock will trade above, at or below our net asset value.

The possibility that our shares will trade at a discount from net asset value or at premiums that are unsustainable are risks separate and distinct from the risk that our net asset value per share will decrease. The risk of purchasing shares of a business development company that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in net asset value per share.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

If we conduct additional offerings to sell additional shares of our common stock, the prevailing market price for our common stock could be adversely affected. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

There is a risk that you may not receive dividends or that our dividends may not grow over time, particularly since we invest primarily in securities that do not produce current income, and any dividends we do pay are expected to vary significantly from year to year.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. The amount and timing of any distributions to our stockholders will fluctuate substantially because the source of our distributions will be solely from net capital gains (which we define for this purpose as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, that we realize from the dispositions of our portfolio company investments. Since our equity investments typically do not generate current income (i.e., dividends or interest income), we will not generate net ordinary income from which we could make distributions to our stockholders, which makes us different from other business development companies that primarily make debt investments and may pay dividends from their interest income to stockholders on a more regular basis. As we intend to focus on making primarily capital gains-based investments in equity securities, which will not be income producing, we do not anticipate that we will pay distributions regularly on a quarterly basis or become a predictable issuer of dividends, and we expect that our dividends, if any, will be less consistent than other business development companies that primarily make debt investments.

Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event, and our ability to dispose of our publicly traded portfolio positions at a gain. There is no assurance that our portfolio companies will complete an IPO or other liquidity event or that we will be able to realize any net capital gains from the sale of our publicly traded portfolio company investments. Accordingly, there can be no assurance that we will pay distributions to our stockholders in the future, and any distributions we do pay to stockholders will be paid only from net capital gains, if any, realized from the disposition of our portfolio company investments, after reduction for any incentive fees payable to our investment adviser, our operating expenses, and any other retained amounts. Moreover, to the extent that we make such distributions in the future, the timing and amount of such distributions will be irregular and vary significantly from year to year.

In addition, any unrealized depreciation in our investment portfolio could be an indication that we will be unable to recover the cost of our investment when we dispose of it in the future. This could result in realized capital losses in the future and ultimately in reductions of our net capital gains available for distribution in future periods.

A portion of our distributions may constitute a return of capital and affect our stockholders’ tax basis in our shares.

We plan to make distributions from any assets legally available for distribution and will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, realized capital gains or are returns of capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which will result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital paid out of offering proceeds will be net of any sales load and offering expenses associated with sales of shares of our common stock.

We may retain some or all of our realized net capital gain to pay any incentive fees payable to our investment adviser and to pay our operating expenses, which may result in a deemed distribution to our stockholders.

Our Board of Directors currently maintains a distribution policy with the objective of distributing our net capital gains (which we define for this purpose as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to our investment adviser, our operating expenses, and any other retained amounts. Our distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. The amounts we retain from our distributions of realized net capital gains, including incentive fees and our operating expenses, may be designated as a deemed distribution to stockholders. In such case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained realized net capital gains.

The market price of our shares of common stock may be adversely affected by the sale of shares by our management or large stockholders.

Sales of our shares of common stock by our officers through 10b5-1 plans or by large stockholders could adversely and unpredictably affect the price of those securities. Additionally, the price of our shares of common stock could be affected even by the potential for sales by these persons. We cannot predict the effect that any future sales of our common stock, or the potential for those sales, will have on our share price. Furthermore, due to relatively low trading volume of our stock, should one or more large stockholders seek to sell a significant portion of its stock in a short period of time, the price of our stock may decline.

We will have broad discretion over the use of proceeds of this offering, to the extent it is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of the offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the current offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

At our 2012 Annual Meeting of Stockholders, our stockholders approved a proposal to sell or otherwise issue up to 50% of our outstanding common stock at a price below our net asset value per share at the time of such issuance. Our Board of Directors has also adopted a policy which prohibits us from selling or issuing shares of our common stock at an offering price per share which represents a discount to the then current net asset value per share of more than 15%. No change can be made to this policy without unanimous approval of our independent directors. We cannot issue shares of our common stock at a price below net asset value unless our Board of Directors determines that it would be in our and our stockholders’ best interests to do so. If our stockholders grant us such approval, the issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares of common stock at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares of common stock if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, including illustrative calculations of the dilutive impact of this offering on existing stockholders, see “Sales of Common Stock Below Net Asset Value.”

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but are based on current management expectations that involve substantial risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new portfolio company investment opportunities, the success of our portfolio companies in completing an initial public offering within our targeted timeframes, our ability to achieve certain returns on our investments, and our ability to access additional capital. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our existing and prospective portfolio companies;

•	the impact of the investments we expect to make;

•	our ability to identify future portfolio companies that meet our investment criteria;

•	the impact of a protracted decline in the IPO market on our business;

•	our relationships with venture capital firms and investment banks that are the primary sources of our investment opportunities;

•	the expected market for venture capital investments in later stage, private, pre-IPO companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to access the equity markets to raise capital to fund future portfolio company investments;

•	the ability of our portfolio companies to achieve their operating performance objectives and complete an IPO within our targeted timeframe;

•	our ability to invest at valuations which allow us to achieve our targeted returns within our expected holding periods;

•	our regulatory structure and tax status, including any changes in laws and regulations;

•	our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	our ability to generate realized capital gains from the disposition of our portfolio company interests after they have completed an IPO;

•	the timing, form and amount of any dividend distributions;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, to reflect events or circumstances occurring after the date of this prospectus. In this regard, we will amend or supplement this prospectus in the event of any material change to the information contained herein during the pendency of any offering as required by the federal securities laws. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act. In addition, the forward-looking statements and projections contained in any reports we may file subsequent to completion of this offering under the Exchange Act will be excluded from the safe harbor protection provided by Section 21E of the Exchange Act.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of 4,000,000 shares of our common stock in this offering will be approximately $[        ] million, or approximately $[        ] million if the underwriters fully exercise their over-allotment option, in each case assuming a public offering price of $[        ] per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $500,000 payable out of the proceeds of this offering.

We plan to invest the net proceeds from this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus. We may also use a portion of the net proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months, depending on the availability of investment opportunities that are consistent with our investment objectives and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Business Development Company—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Capital Market under the symbol “KIPO.”

The following table sets forth, for each fiscal quarter since our initial listing on the Nasdaq Capital Market on December 12, 2011, the net asset value, or “NAV,” per share of our common stock, the high and low sales prices for our common stock, and such sales prices as a percentage of NAV per share.

		Price Range		Premium or Discount of High Sales Price to NAV(2)	Premium or Discount of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Fiscal 2011
Fourth Quarter (from December 12, 2011 through December 31, 2011)	$8.23	$10.73	$8.00	30.4%	(2.8)%

Fiscal 2012
First Quarter	$8.22	$9.69	$6.51	17.9%	(20.8)%
Second Quarter	$8.12	$7.96	$5.72	(2.0)%	(29.6)%
Third Quarter	$8.14	$7.80	$6.16	(4.2)%	(24.3)%
Fourth Quarter (through November 6, 2012)	*	$7.40	$6.12	*	*

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV on the date of the high and low closing sales prices. The NAV per share is based on outstanding shares at the end of each quarter.
(2)	Calculated as the difference between the respective high or low sales price and the NAV per share divided by NAV per share.
*	Not determinable at the time of this filing.

The last reported price for our common stock on November 6, 2012 was $6.85 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

On May 9, 2012, our Board of Directors authorized a stock repurchase program of up to $5 million. Under the program, we are authorized to repurchase shares in open market transactions, including through block purchases, depending on prevailing market conditions and other factors. Our stock repurchase program was originally set to expire on November 8, 2012; however, on October 26, 2012, our Board of Directors extended our stock repurchase program for an additional six months. The program will now expire on May 8, 2013, unless extended further by our Board of Directors. The repurchase program may be extended, modified or discontinued at any time for any reason. The program does not obligate us to acquire any specific number of shares, and all repurchases will be made in accordance with Rule 10b-18 of the Exchange Act, which sets certain restrictions on the method, timing, price and volume of stock repurchases.

Since the inception of our stock repurchase program through September 30, 2012, we have repurchased 70,470 shares of our common stock at an average price of $7.22 per share, including commissions, for a total cost of $508,943, and our net asset value per share has increased by $0.01 per share as a result of these share repurchases. The 70,470 shares of common stock repurchased under our stock repurchase program have not been retired or cancelled, and remain issued but not outstanding shares, and were held in treasury as of September 30, 2012. Details of the monthly share repurchases under our stock repurchase program since inception are set forth in the table below.

Period	Total Number of Shares Repurchased	Total Cost of Shares Repurchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of the Publicly Announced Program(1)	Total Cost of Shares Purchased as Part of the Publicly Announced Program(1)	Maximum Dollar Value of Shares that May Yet be Purchased Under the Program(1)
April 2012	—	$—	$—	—	$—	$—
May 2012	4,159	29,221	7.03	4,159	29,221	4,970,779
June 2012	34,829	247,977	7.12	34,829	247,977	4,722,802
July 2012	—	—	—	—	—	4,722,802
August 2012	5,469	38,648	7.07	5,469	38,648	4,684,154
September 2012	26,013	193,097	7.42	26,013	193,097	4,491,057

Total	70,470	$508,943	$7.22	70,470	$508,943

(1)	On May 9, 2012, the Company's Board of Directors authorized a stock repurchase program of up to $5.0 million. The stock repurchase program was originally set to expire on November 8, 2012; however, on October 26, 2012, our Board of Directors extended our stock repurchase program for an additional six months. The program will now expire on May 8, 2013, unless extended further by our Board of Directors.

Dividends

Dividends and distributions to our common stockholders must be approved by our Board of Directors and any dividend payable is recorded on the ex-dividend date. On February 11, 2011, our Board of Directors declared a special cash distribution of $446,837, or $0.13 per share outstanding on the record date. The distribution was paid on February 17, 2011 to our stockholders of record as of February 15, 2011. This special cash distribution was based on the unrealized appreciation we had recorded on our NeoPhotonics investment at the time of the distribution, following NeoPhotonics’ completion of its IPO. In the future, we do not expect to pay distributions based on the unrealized appreciation of our private or public company investments.

For federal income tax purposes, distributions paid to our stockholders are characterized and reported as ordinary income, return of capital, long-term capital gains or a combination thereof. Our distribution of $446,837 to stockholders in February 2011 was characterized as a return of capital for federal income tax purposes since we did not generate any investment company taxable income or realized net capital gains during the year ended December 31, 2011.

Distributions to our stockholders will be payable only when and as declared by our Board of Directors and will be paid out of assets legally available for distribution. All distributions will be paid at the discretion of our Board of Directors. We plan to make distributions from any assets legally available for distribution and will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, realized capital gains or are returns of capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which will result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital paid out of offering proceeds will be net of any sales load and offering expenses associated with sales of shares of our common stock.

Our Board of Directors currently maintains a distribution policy with the objective of distributing our net capital gains (which we define for this purpose as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to our investment adviser, our operating expenses, and any other retained amounts. Our Board of Directors currently intends to declare distributions (if any) at least annually, at the end of each year. Since our portfolio company investments will typically not generate current income (i.e., dividends or interest income), we do not expect to receive net ordinary income from which we could make distributions to our stockholders. Our distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. Our Board of Directors intends to distribute to our stockholders in the fourth quarter of 2012 the net realized capital gains (if any) from any dispositions of our shares of NeoPhotonics and Solazyme. Based on our net realized gains as of September 30, 2012, the distribution would have been approximately $282,000, or approximately $0.03 per share. However, we do not intend to make a distribution until later this year, and the actual amount available for distribution may increase or decrease based on any gains or losses that we may realize on any sales of our shares of Solazyme as of such time.

We will have substantial fluctuations in our distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of up to 36 months. Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event through either an IPO or sale of the company, and our ability to dispose of our positions at a gain following the liquidity event. We can give no assurance that we will be able to realize any net capital gains from the sale of our portfolio company investments. Accordingly, there can be no assurance that we will pay distributions to our stockholders in the future, and any distributions we do pay to stockholders will typically be paid only from net capital gains, if any, from the disposition of our portfolio company investments, after reduction for any incentive fees, operating expenses or other retained amounts.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Our distribution of $446,837 paid to stockholders in February 2011 was characterized as a return of capital for federal income tax purposes. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our future distributions to stockholders, if any, will actually be. Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of portfolio company investments, and/or a return of capital which is a nontaxable distribution) is mailed to our stockholders.

In the event we retain some or all of our realized net capital gains, including amounts retained to pay incentive fees to our investment adviser or our operating expenses, we may designate the retained amount as a deemed distribution to stockholders. In such case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax that we pay on the retained realized net capital gain.

We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend or distribution, then our stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividend automatically reinvested in additional whole shares of our common stock (with any fractional share being paid in cash), rather than receiving the cash dividends or distributions. Our distribution in February 2011 was not eligible for reinvestment under the dividend reinvestment plan since our shares of common stock had not yet been listed on a stock exchange at the time of the distribution.

CAPITALIZATION

The following table sets forth (i) our actual capitalization as of September 30, 2012, and (ii) our capitalization as adjusted to reflect the effects of the sale of 4,000,000 shares of our common stock in this offering at a price of $[        ] per share (assuming no exercise of the underwriters’ overallotment option) and after deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

You should read this table together with “Use of Proceeds” and our statement of assets and liabilities included elsewhere in this prospectus.

	As of September 30, 2012
	Actual	As Adjusted
Assets:
Cash and cash equivalents	$10,801,679	$	[	]
Total assets	$76,016,687	$	[	]

Stockholders’ equity:
Common stock, par value $0.001 per share, 200,000,000 shares authorized, 9,283,781 shares issued, actual, 13,283,781 shares issued, as adjusted	$9,284	$	[	]
Additional paid-in capital	75,302,711		[	]
Treasury stock, at cost, 70,470 shares held, actual, 70,470 shares held, as adjusted	(508,943)		[	]
Accumulated net investment loss	(3,460,983)		[	]
Accumulated undistributed net realized gain on investments	282,203		[	]
Net unrealized appreciation on investments	3,326,184		[	]

Total stockholders’ equity	$74,950,456	$	[	]

Common stock, shares issued and outstanding*	9,213,311		[	]

*	The above table does not give effect to the purchase by the Company of [ ] shares of its common stock under the Company's stock repurchase program subsequent to September 30, 2012 for an aggregate purchase price of $[ ], including commissions.

ACCRETION

The potential dilution to investors in this offering is represented by the amount by which the offering price per share exceeds our net asset value per share after the completion of this offering, while the potential accretion to investors in this offering is represented by the amount by which our net asset value per share after the completion of this offering exceeds the offering price. Net asset value per share is determined by dividing our net asset value, which is our total assets less total liabilities, by the number of outstanding shares.

As of September 30, 2012, our net asset value was $8.14 per share. After giving effect to the sale of 4,000,000 shares of our common stock in this offering (assuming no exercise by the underwriters of their over-allotment option) at an assumed public offering price of $[        ] per share, and after deducting the underwriting discounts and commissions of approximately $[                ] and estimated offering expenses of approximately $500,000 payable by us, our adjusted net asset value is expected to be approximately $[        ] per share.

The following table illustrates the accretion on a per share basis, taking into account the assumptions set forth above:

Assumed offering price per share	$	[	]
September 30, 2012 net asset value per share before this offering		$8.14
Decrease per share attributable to investors in this offering	$	[	]
As adjusted net asset value per share immediately after this offering	$	[	]
Dilution (accretion) per share attributable to investors in this offering	$	[	]

*	The above dilution table does not give effect to the purchase by the Company of [ ] shares of its common stock under the Company's stock repurchase program since September 30, 2012 for an aggregate purchase price of $[ ], including commissions.

The sale of our common stock in this offering at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in this offering on at least a pro-rata basis. For illustrative calculations of the dilutive impact of this offering on existing stockholders, see “Sales of Common Stock Below Net Asset Value.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are a closed-end, non-diversified investment company that has elected to be regulated as a business development company under the 1940 Act. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. We intend to operate so as to qualify as a RIC and, as such, we have made no provision for income taxes as of December 31, 2011 and September 30, 2012.

We are externally managed by Keating Investments, an investment adviser that was founded in 1997 and is registered under the Advisers Act. As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments. Keating Investments also provides us with the administrative services necessary for us to operate. Our investment activities are managed by Keating Investments pursuant to the Investment Advisory and Administrative Services Agreement. See “Investment Advisory and Administrative Services Agreement” below.

We specialize in making pre-IPO investments in innovative, emerging growth companies that are committed to and capable of becoming public. We provide investors with the ability to participate in a unique fund that allows our stockholders to share in the potential value accretion that we believe typically occurs once a company transforms from private to public status, or what we refer to as the private-public valuation arbitrage. Our shares are listed on Nasdaq under the ticker symbol “KIPO.”

By design, our fund has been structured as a high risk/high return investment vehicle. While we have discretion in the investment of our capital, we seek long-term capital appreciation through investments principally in equity securities that we believe will maximize our total return. Although our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses. Accordingly, our equity investments are not expected to generate current income (i.e., dividends or interest income), which makes us different from other business development companies that primarily make debt investments from which they receive current yield in the form of interest income. Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO and after expiration of a customary 180-day post-IPO lockup restriction.

Our investment objective is to maximize capital appreciation. We seek to accomplish our capital appreciation objective by making investments in the equity securities of later stage, typically venture capital-backed, pre-IPO companies that are committed to and capable of becoming public. In accordance with our investment objective, we seek to invest in equity securities of principally U.S.-based, private companies with an equity value of between $100 million and $1 billion. We refer to companies with an equity value of between $100 million and less than $250 million as “micro-cap companies” and companies with an equity value of between $250 million and $1 billion as “small-cap companies.”

We have identified three core investment criteria that we believe are important in meeting our investment objective. These core criteria provide the primary basis for making our investment decisions; however, we may not require each prospective portfolio company in which we choose to invest to meet all of these core criteria.

•

High quality growth companies. We seek to invest primarily in micro-cap and small-cap companies that are already generating annual revenue in excess of $10 million on a trailing 12-month basis and which we believe have growth potential.

•

Commitment to complete IPO. We seek to invest in public ready micro-cap and small-cap companies whose management teams are committed to, and capable of, becoming public companies, whose businesses we believe will benefit from status as public companies, and that we believe are capable of completing IPOs and obtaining exchange listings typically within 18 months after we complete our investments.

•

Potential for return on investment. Because of the value differential which we believe exists between public and private companies as a result of the liquidity premium, or what we refer to as the private-public valuation arbitrage, as discussed below, we seek to make investments that create the potential for a 2x return on our investment once the company is publicly traded and assuming our expected investment horizon of 36 months. We may also pursue investments with a shorter expected investment horizon, where we believe the portfolio company may file for an IPO sooner than 12 months or has a registration statement filed at the time of our investment, in which case our targeted 2x return on our investment may be correspondingly reduced.

We generally acquire our equity securities principally through direct investments in prospective portfolio companies that meet our investment criteria. However, we may also purchase our equity securities directly from current or former management or early stage investors in private secondary transactions, or from current or former non-management employees where the company or its management is coordinating the transaction process. We use a disciplined approach to our initial investment assessment and continued portfolio monitoring which relies primarily on the detailed financial and business information we receive about the portfolio company and our access to and discussions with management, both prior to and after our investment. We expect that the primary sources of our investment opportunities will be from our relationships with venture capital firms and investment banks. Our investment adviser sources our investments through its principal office located in Greenwood Village, Colorado as well as through an additional office in Menlo Park, California.

Our portfolio company investments are currently composed of, and we anticipate that our portfolio will continue to be composed of, investments primarily in the form of preferred stock that is convertible into common stock, common stock, and warrants exercisable into common or preferred stock. While we expect most of our portfolio company investments to be in the form of equity securities, we may in some cases invest in debentures or loans that are convertible into or settled with common stock. At September 30, 2012, none of our portfolio company investments were convertible debentures or loans.

We believe that investing in an issuer’s most senior equity securities and/or negotiating certain structural protections are ways to potentially mitigate the otherwise high risks associated with pre-IPO investing. The equity securities that we acquire directly from an issuer are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding. However, the equity securities that we acquire directly from selling stockholders are typically common stock and may not represent the most senior equity securities of the issuer. Of the 20 portfolio company investments we have made, at the time of our initial investment in these companies, 17 of these initial investments represented the portfolio company’s most senior preferred stock, two of these initial investments represented common shares where the portfolio company had only common stock outstanding, and in one initial investment in the common shares of Stoke, which we acquired from Stoke employees, we did not acquire the portfolio company’s most senior equity securities since Stoke had preferred stock outstanding at the time of our initial investment. We invested in Stoke because we believed it represented an opportunity to invest in a company that met our investment criteria even though it was not looking to raise additional equity financing at the time.

During the three months ended September 30, 2012, we disposed of our entire interest in NeoPhotonics. As a result, our portfolio as of September 30, 2012 consisted of 19 companies, of which one is a publicly traded company, Solazyme, and 18 are private companies. However, LifeLock completed its IPO on October 2, 2012 and its shares began trading on the New York Stock Exchange on October 3, 2012.

As of September 30, 2012, we continued to own the most senior equity securities of 16 of our 19 portfolio companies. We consider ourselves as owning a portfolio company’s most senior equity securities if: (i) the preferred equity securities which we acquired in our initial investment represent the portfolio company’s most senior equity securities outstanding as of September 30, 2012, or (ii) the common equity securities owned by us as of September 30, 2012 represent the portfolio company’s only class of equity securities outstanding. Accordingly, our determination of the most senior equity securities of a portfolio company as of September 30, 2012 takes into account a portfolio company’s issuance of more senior equity securities following our initial investment. It is possible that our portfolio companies may issue equity securities that are more senior to us if they decide to raise additional capital before an IPO. Two of our private portfolio companies, BrightSource and Agilyx, in which we owned the most senior equity securities of each company at the time of our investment, raised additional funds in private equity financings subsequent to September 30, 2012. As a result, our initial investments in BrightSource and Agilyx no longer represent the most senior equity securities in these two portfolio companies.

We target our pre-IPO investing activities on direct investments in the most senior equity securities of later-stage innovative, emerging growth companies that agree to provide us with financial information both at the time of our initial investment and on an ongoing basis thereafter. The average age of our current portfolio companies at the time of our initial investment was eight years. In addition, the financing round in which we made our initial investment represented, on average, the portfolio company’s fifth, or Series E, financing round. Of our 19 portfolio company investments as of September 30, 2012, 17 have been direct investments in a portfolio company and two have been acquired in secondary transactions. We have been the lead investor in seven of our 19 portfolio company investments. As of September 30, 2012, we also had access to financial information for all of our portfolio companies.

The following table details certain information and other characteristics of our portfolio companies as of September 30, 2012.

Initial Keating Capital Investment Date	Portfolio Company (1)	Portfolio Company Founding Year	Portfolio Company Status as of September 30, 2012	Portfolio Company Age at Initial Investment in Years (2)	Initial Investment / Purchase Transaction (3)	Lead or Participating Investor	Initial Keating Capital Participation Round	Number of Portfolio Company Financing Rounds Prior to Keating Capital Initial Investment	Portfolio Company's Most Senior Equity Security (4)	Access to Portfolio Company Financial Information
Jul-10	Livescribe, Inc.	2007	Private Company	3	Direct Investment	Participating	Series C Preferred	2	No	Yes - Contractual Rights
Jul-10	Solazyme, Inc.	2003	Public Company	7	Direct Investment	Participating	Series D Preferred	3	Yes	Yes - Publicly Reporting
Oct-10	MBA Polymers, Inc.	1993	Private Company	17	Direct Investment	Participating	Series G Preferred	6	Yes	Yes - Contractual Rights
Feb-11	BrightSource Energy, Inc. (5)	2006	Private Company	5	Direct Investment	Participating	Series E Preferred	4	Yes	Yes - Contractual Rights
Mar-11	Harvest Power, Inc.	2008	Private Company	3	Direct Investment	Participating	Series B Preferred	1	No	Yes - Contractual Rights
Mar-11	Suniva, Inc.	2007	Private Company	4	Direct Investment	Participating	Series D Preferred	3	Yes	Yes - Contractual Rights
Jun-11	Xtime, Inc.	1999	Private Company	12	Direct Investment	Lead	Series F Preferred	5	Yes	Yes - Contractual Rights

Jul-11	Corsair Components, Inc.	1994	Private Company - IPO Registration on File	17	Secondary Purchase	Lead	Common	None	Yes	Yes - Contractual Rights
Aug-11	Metabolon, Inc.	2000	Private Company	11	Direct Investment	Lead	Series D Preferred	3	Yes	Yes - Contractual Rights
Aug-11	Kabam, Inc.	2006	Private Company	5	Direct Investment	Participating	Series D Preferred	3	Yes	Yes - Contractual Rights
Sep-11	Tremor Video, Inc.	2005	Private Company	6	Direct Investment	Participating	Series F Preferred	5	Yes	Yes - Contractual Rights
Sep-11	TrueCar, Inc.	2005	Private Company	6	Direct Investment	Participating	Common	4	Yes	Yes - Contractual Rights
Dec-11	Agilyx Corporation (5)	2004	Private Company	7	Direct Investment	Lead	Series C Preferred	2	Yes	Yes - Contractual Rights
Jan-12	Zoosk, Inc.	2007	Private Company	5	Direct Investment	Participating	Series E Preferred	4	Yes	Yes - Contractual Rights

Mar-12	LifeLock, Inc. (6)	2005	Private Company - IPO Registration on File	7	Direct Investment	Participating	Series E Preferred	4	Yes	Yes - Contractual Rights
Mar-12	SilkRoad, Inc.	2003	Private Company	9	Direct Investment	Participating	Series C Preferred	2	Yes	Yes - Contractual Rights
May-12	Glam Media, Inc.	2004	Private Company	8	Direct Investment	Lead	Series F Preferred	5	Yes	Yes - Contractual Rights
Jun-12	Stoke, Inc.	2004	Private Company	8	Secondary Purchase	Lead (7)	Common	5	No	Yes - Contractual Rights
Jun-12	Jumptap, Inc.	2005	Private Company	7	Direct Investment	Lead	Series G Preferred	6	Yes	Yes - Contractual Rights

	Average Age of Portfolio Company at Time of Keating Capital's Initial Investment (in years)			8	Average Number of Portfolio Company Financing Rounds Prior to Keating Capital's Initial Investment (8)			4

(1)	During the three months ended September 30, 2012, we disposed of our entire interest in NeoPhotonics and, as a result, NeoPhotonics has not been included in the above table.
(2)	Reflects the age of each portfolio company (in years) at the time of our initial investment.
(3)	Reflects the type of transaction in which we acquired our initial investment in each portfolio company. A "direct investment" means an investment in equity securities issued directly by the portfolio company. A "secondary purchase" means an acquisition of equity securities from a portfolio company's current or former management or early stage investors in private secondary transactions, or from current or former non-management employees where the portfolio company or its management is coordinating the transaction.
(4)	We are considered to own a portfolio company's most senior equity securities if: (i) the preferred equity securities which we acquired in our initial investment represent the portfolio company's most senior equity securities outstanding as of September 30, 2012, or (ii) the common equity securities owned by us as of September 30, 2012 represent the portfolio company's only class of equity securities outstanding. Accordingly, the determination of most senior equity securities of a portfolio company takes into account a portfolio company's issuance of more senior equity securities following our initial investment.
(5)	Two of our private portfolio companies, BrightSource and Agilyx, in which we owned the most senior equity security, completed private equity financings subsequent to September 30, 2012 and, as a result, our initial investments in these two portfolio companies no longer represent their most senior equity securities.
(6)	LifeLock completed the pricing of its IPO on October 2, 2012, and the shares of LifeLock's common stock began trading on the New York Stock Exchange on October 3, 2012.
(7)	We were the sole investor.
(8)	Average calculation excludes Corsair since it had not raised equity financing from institutional investors prior to our initial investment. A new series of preferred stock issued upon conversion of an existing series of preferred stock and rounds issued in acquisitions are not considered new round.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” for additional information regarding our portfolio company investments and activity subsequent to September 30, 2012.

In each of our investments, we may seek to negotiate structural protections such as conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO. In some circumstances, these structural protections will apply only if the IPO price is below stated levels. In some cases, our decision to pursue an investment opportunity will be dependent on obtaining some structural protections that are expected to enhance our ability to meet our targeted return on the investment. Of our investments in 18 private portfolio companies as of September 30, 2012, we have been provided some structural protection with respect to investments in ten of these portfolio companies. However, our structural protection in BrightSource, which had a structurally protected appreciation multiple at IPO of 1.25x our investment cost, was eliminated as part of a private equity financing which occurred subsequent to September 30, 2012.

We typically do not seek to take a control position in our investments through ownership, board seats, observation rights or other control features. However, we offer significant managerial assistance to our portfolio companies.

We intend to maximize our potential for capital appreciation by taking advantage of the private-public valuation arbitrage, or the premium, that we believe is generally associated with having a more liquid asset, such as a publicly traded security. Typically, we believe investors place a premium on liquidity, or having the ability to sell stock more quickly and efficiently through an established stock exchange than through private transactions. Specifically, we believe that an exchange listing, if obtained, should generally provide our portfolio companies with greater visibility, marketability and liquidity than they would otherwise be able to achieve without such a listing. As a result, we believe that public companies typically trade at higher valuations—generally 2x or more—than private companies with similar financial attributes. By going public and listing on an exchange, we believe that our portfolio companies have the potential to receive the benefit of this liquidity premium. There can be no assurance that our portfolio companies will trade at these higher valuations once they are public and listed on an exchange.

In general, we seek to invest in later stage, private, pre-IPO companies that we believe will be able to file a registration statement with the SEC for an IPO within approximately 12 months after our initial investment, and complete an IPO and obtain an exchange listing within approximately 18 months after the closing of our initial investment. After the IPO is completed, we typically will be subject to a lockup restriction which prohibits us from selling our investment during a customary 180-day period following the IPO. Once this lockup restriction expires, we expect to sell our shares in the portfolio company in the public markets over the following 12 months. However, we have the discretion to hold our position to the extent we believe the portfolio company is not being appropriately valued in the public markets or is adversely affected by market or industry cyclicality. Accordingly, we anticipate our typical investment horizon for portfolio investments will be 36 months. However, we may pursue investments with a shorter expected investment horizon, where we believe the portfolio company may file for an IPO sooner than 12 months or has a registration statement filed at the time of our investment. In each case, we have the discretion to hold securities for a longer period. The table below illustrates our targeted portfolio company investment horizon.

1	Following an IPO, the shares we hold in our portfolio companies are generally subject to customary 180 day lockup restrictions.

We are focused on the potential value transformation that we believe our portfolio companies will experience as they complete an IPO and become publicly traded and correspondingly achieve a market equity value comparable to their publicly traded peers. We target our investments in portfolio companies that we believe can complete this value transformation within our targeted 36-month holding period, compared to typical private equity and venture capital funds which take typically seven years or more. As a result, we may have low or negative returns in our initial years with any potential valuation accretion typically occurring in later years as our portfolio companies complete their IPOs and become publicly traded. However, there can be no assurance that we will be able to achieve our targeted return on any individual portfolio company investment if and when it goes public, or on the portfolio as a whole.

We have an IPO, event-driven strategy, and we attempt to generate returns by accepting the risks of owning illiquid securities of later stage private companies. The process of a portfolio company transforming from private to public ownership does not happen automatically, and both the timing and completion of an IPO process is subject to uncertainty. If this process did happen quickly and with certainty, there would be less of an illiquidity discount available to us when we make our investments. Instead, the private to public transformation process takes time and we have incorporated an expected three year holding period into our strategy.

As of September 30, 2012, the total value of our investments in our 19 portfolio companies was $64.8 million, and we had cash and cash equivalents of $10.8 million. Based on our current level of assets and the proceeds we expect to raise in this offering, the targeted size of our individual portfolio company investments will be approximately $5 million, but we may invest more than this amount in certain opportunistic situations. We expect that most of our portfolio company investments will represent approximately 5% of our gross assets measured at the time of investment. However, based on our investment adviser’s assessment of each portfolio company’s relative quality, fundamentals and valuation, we may make opportunistic portfolio company investments that could represent up to 25% of our gross assets at the time of investment. An individual portfolio company investment may be smaller than our targeted size and weighting at the time of the initial investment due to factors such as the size of investment made available to us and our cash available for investment. We expect that the size of our individual portfolio company investments and their weighting in our overall portfolio will fluctuate over time based on a variety of factors including, but not limited to additional follow-on investments in existing portfolio companies, dispositions, unrealized appreciation or depreciation, an increased asset base as a result of the issuance of additional equity, or a decreased asset base as a result of repurchases of our own equity. We currently expect to have a portfolio of approximately 25 companies, taking into account our current portfolio composition, our cash and cash equivalents currently available for investment, and the capital we are raising in this offering.

We may also consider making follow-on investments in an existing private portfolio company that is seeking to raise additional capital in subsequent private equity financing rounds. Existing portfolio companies may elect, or be required, to raise additional capital prior to pursuing an IPO for any number of reasons including: (i) to fund additional spending in marketing and/or research and development to develop their business, (ii) to fund working capital deficiencies due to weaker than expected revenue growth or higher than expected operating expenses, (iii) to fund business acquisitions or strategic joint ventures, and (iv) to increase cash reserves in advance of an anticipated IPO. In evaluating follow-on investment opportunities, we typically assess a number of additional factors beyond the three core investment criteria we use in making our initial investment decisions. These additional factors may include: (i) the portfolio company’s continued commitment to an IPO, (ii) the achievement of pre-IPO milestones since our initial investment, (iii) the size of our portfolio company investment relative to our overall portfolio, (iv) any industry trends affecting the portfolio company or other portfolio investments in similar industries, (v) the impact of a follow-on investment on our diversification requirements so we can continue to qualify as a RIC for tax purposes, and (vi) the possible adverse consequences to our existing investment if we elect not to make a follow-on investment, such as the forced conversion of our preferred stock into common stock at an unfavorable conversion rate and the corresponding loss of any liquidation preferences or other rights and privileges that may be applicable to the securities we currently hold.

Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO. We are typically prohibited from exiting investments in our publicly traded portfolio companies until the expiration of the customary 180-day post-IPO lockup period. These agreements, which we are usually required to enter into as part of our investment, prohibit us and other significant existing investors from selling stock in the portfolio company or hedging such securities during the customary 180 days following an IPO. We may dispose of these securities at our discretion at any time following the lockup period based on our business judgment. However, we will have no ability to mitigate the high volatility that is a typical characteristic of IPO aftermarket trading and is driven by such factors as overall market conditions, the industry conditions for the particular sector in which the portfolio company operates, the portfolio company’s performance, the relative size of the public float, and the potential selling activities of other pre-IPO investors and possibly management.

For our portfolio company investments where the lockup period following the IPO has expired and the stock becomes freely tradable, we typically do not begin selling automatically upon expiration of the lockup period. We expect to sell our positions over a period of time, typically during the 12 months following the expiration of our lockup, although we may sell more rapidly or in one or more block transactions. Factors that we may consider include, but are not limited to, the following:

•	The target price determined by our investment adviser based on its business judgment and what it believes to be the portfolio company’s intrinsic value.

•

The application of public company multiples and our proprietary analysis to a variety of operating metrics for each portfolio company. The primary operating metrics that we typically consider are revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and net income.

•

Other factors that may be adversely or favorably affecting a particular portfolio company’s stock price, including overall market conditions, industry cyclicality, or issues specific to the portfolio company.

While we typically do not intend to purchase stock in a portfolio company’s IPO or in open market transactions thereafter, under certain circumstances, we may consider making additional investments in a publicly traded portfolio company in open market purchases, which will increase our position in the company. We typically will consider open market purchases of shares in our publicly traded portfolio companies as a means to bring our overall investment closer to our targeted percentage of our gross assets per portfolio company investment. In such cases, our initial private investments may have been limited due to the level of our gross assets at the time of the initial investment. However, we may be unable to make follow-on investments in our publicly traded portfolio companies as a result of certain regulatory restrictions on a business development company’s investments in publicly traded securities with market capitalizations in excess of $250 million. See “Regulation as a Business Development Company” below.

Current Economic and Market Environment

Beginning in the fall of 2008, the global economy entered a financial crisis and recession. Volatile capital and credit markets, declining business and consumer confidence and increased unemployment precipitated a continuing economic slowdown. While certain economic conditions in the United States have shown signs of improvement, economic growth has been slow and uneven as consumers continue to be affected by high unemployment rates and depressed housing values. In addition, recent concerns and events such as economic uncertainty surrounding financial regulatory reform and its effect on the revenues of financial services companies, U.S. debt and budget matters and the sovereign debt crisis in Europe, may continue to impact economic recovery and the financial services industry. There can be no assurance that governmental or other measures to aid economic recovery will be effective. During such economic uncertainty and market volatility, we may have difficulty raising equity capital to fund additional portfolio company investments once we become fully invested. Continued adverse economic conditions could also have a material adverse effect on our portfolio companies (including their ability to complete IPOs), our business and the value of your investment.

On August 5, 2011, Standard & Poor’s Rating Services (“S&P”) downgraded the U.S. credit rating from its top rank of AAA to AA+. The downgrade of the U.S. credit rating could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. Additionally, austerity measures necessary to reduce the deficit could result in a slowing economy in the near term. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions.

In addition, adverse market and economic conditions that could occur due to a downgrade of the U.S. credit rating on the United States’ debt could result in increasing borrowing costs, a falling value of the dollar, less stable financial markets and slowing or negative economic growth in the near term. These events could adversely affect our business in a variety ways, including, but not limited to, adversely impacting our portfolio companies’ ability to obtain financing, or obtaining financing but at significantly higher costs or lower valuations than the preceding financing rounds. Market disruptions could also delay the timing of going public by our private portfolio companies and affect the value of our publicly traded portfolio companies, which as of September 30, 2012, accounted for 2.6% percent of our investment portfolio and 2.2% of our gross assets. If any of these events were to occur, it could materially adversely affect our business, financial condition and results of operations.

In addition to the downgrade of the U.S. credit rating, on August 8, 2011, S&P downgraded the credit ratings of Fannie Mae, Freddie Mac, and other entities linked to long-term U.S. debt. As of September 30, 2012, our portfolio included $10.6 million of money market funds that invest in U.S. Treasuries and other U.S. Government agency-backed securities. These money market funds could be adversely affected by these recent credit downgrades.

IPO Market Conditions and Developments

The number of U.S. IPOs in the third quarter of 2012 declined to 26, from 31 IPOs in the second quarter of 2012. Total IPO proceeds raised in the third quarter of 2012 amounted to approximately $6.4 billion, compared to approximately $22.7 billion in the second quarter of 2012 (which included the $16 billion Facebook IPO in May 2012). The consumer and technology sectors accounted for half of the IPOs in the third quarter of 2012, During the nine months ended September 30, 2012, 99 U.S. IPOs were completed and raised approximately $35 billion in proceeds (including the Facebook IPO), compared to 96 companies completing IPOs during the nine months ended September 30, 2011 resulting in proceeds of approximately $29 billion.

On April 5, 2012, the JOBS Act, which was designed to make it easier for small businesses and emerging growth companies to raise capital and complete the IPO process, was signed into law. The JOBS Act amends the Securities Act and the Securities Exchange Act to add a new category of issuer, an “emerging growth company,” broadly defined as a company with less than $1 billion of annual gross revenue in the fiscal year prior to its IPO.

For companies that qualify as “emerging growth companies,” the JOBS Act provides exemptions from certain disclosure requirements and auditing and accounting rules that we believe discouraged many smaller companies from going public. For example, the JOBS Act amends Section 404 of the Sarbanes-Oxley Act to exempt emerging growth companies from the requirement to include an auditor’s statement attesting to management’s internal controls over financial reporting for up to five years. Among the changes implemented by the JOBS Act, we perceive the following potentially will have the most impact on the IPO market:

•	Reducing the number of years of audited financial statements that emerging growth companies are required to disclose in their registration statements from three years to two years;

•	Allowing emerging growth companies to submit a draft IPO registration statement for confidential review by the SEC prior to making a public filing;

•

Permitting emerging growth companies to communicate with Qualified Institutional Buyers (QIBs), institutions and accredited investors before or after the filing of a registration statement to determine whether these prospective investors might be interested in the offering;

•	Allowing investment banks to publish research reports on pending offerings, even while serving as an underwriter; and

•	Waiving conflict of interest and three-way communications rules involving research analysts, investment bankers, and an emerging growth company’s management.

We believe the reforms provided for in the JOBS Act have the potential to reduce many of the barriers to going public for emerging growth companies by making the process faster, easier and less costly. Many of the provisions of the JOBS Act affecting IPOs are subject to SEC rulemaking, and there are no assurances that the SEC will act in a timely fashion to implement such changes, or what additional requirements the rulemaking may impose on emerging growth companies. Also, the extent to which market practices regarding the conduct of IPOs will change as a result of the JOBS Act is unclear at this time.

Portfolio and Investment Activity

The 1940 Act requires periodic valuation of each portfolio investment to determine our net asset value. Value, as defined in Section 2(a)(41) of the 1940 Act, is: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors. Given the nature of investing in the securities of private companies, our investments generally will not have readily available market quotations. Generally, our equity investments in publicly traded companies in which the lockup restriction has expired are valued at the closing market price on the valuation date. However, equity investments in publicly traded portfolio companies which remain subject to lockup restrictions are valued in good faith by our Board of Directors based on a discount to the most recently available closing market prices. Our equity investments in private companies will not generally have readily available market quotations and, as such, are valued at fair value as determined in good faith by or under the direction of our Board of Directors. As of September 30, 2012 and December 31, 2011, 83% and 45%, respectively, of our gross assets represented investments in portfolio companies valued at fair value by our Board of Directors.

Portfolio Composition

The following table details the composition of our portfolio company investments by security, at cost and value as of September 30, 2012.

			September 30, 2012
Portfolio Company	Investment Date	Investment Description	Shares/ Warrants	Cost (Per Share)	Cost	Value	Unrealized Appreciation (Depreciation)
Publicly Traded Portfolio Companies:
Solazyme, Inc. (1)	Jul-10	Common Stock	47,927	$8.86	$424,403	$550,681	$126,278
	Q4 2011	Common Stock - Open Market Purchases	50,000	11.07	553,259	574,500	21,241
	Q1 2012	Common Stock - Open Market Purchases	50,000	10.55	527,500	574,500	47,000

Total—Publicly Traded Portfolio Companies					$1,505,162	$1,699,681	$194,519

			September 30, 2012
Portfolio Company	Investment Date	Investment Description	Shares/ Warrants	Cost (Per Share)	Cost	Value	Unrealized Appreciation (Depreciation)
Private Portfolio Companies That Have an IPO Registration on File:
Corsair Components, Inc. (2)	Jul-11	Common Stock	640,000	$5.33	$3,411,080	$5,460,000	$2,048,920
	Jul-11	Common Stock Warrants	160,000	3.68	589,000	140,000	(449,000)
LifeLock, Inc. (3)	Mar-12	Series E Convertible Preferred Stock	634,711	7.68	4,875,000	6,800,000	1,925,000
	Mar-12	Series E Convertible Preferred Stock Warrants	158,678	0.79	125,000	—	(125,000)

Total—Private Portfolio Companies That Have an IPO Registration on File					$9,000,080	$12,400,000	$3,399,920

Private Portfolio Companies:
Livescribe, Inc.	Jul-10	Series C Convertible Preferred Stock	1,000,000	$0.47	$471,295	$87,000	$(384,295)
	Jul-10	Series C Convertible Preferred Stock Warrants	125,000	0.23	29,205	110	(29,095)
	Jul-11	Series C-1 Convertible Preferred Stock	54,906	0.47	25,925	15,273	(10,652)
	Jul-11	Series C-1 Convertible Preferred Stock Warrants	6,863	0.23	1,556	443	(1,113)
	Nov-11	Series C-1 Convertible Preferred Stock	45,754	0.47	21,603	12,727	(8,876)
	Nov-11	Series C-1 Convertible Preferred Stock Warrants	5,719	0.23	1,297	370	(927)
	Jan-12	Series C-2 Convertible Preferred Stock (4)	184,353	0.10	18,435	16,000	(2,435)
	May-12	Series C-2 Convertible Preferred Stock (4)	184,353	0.10	18,436	16,000	(2,436)
	Jul-12	Series C-2 Convertible Preferred Stock (4)	184,353	0.10	18,435	16,000	(2,435)

			September 30, 2012
Portfolio Company	Investment Date	Investment Description	Shares/ Warrants	Cost (Per Share)	Cost	Value	Unrealized Appreciation (Depreciation)
MBA Polymers, Inc.	Oct-10	Series G Convertible Preferred Stock	1,100,000	$1.00	$1,100,000	$1,166,000	$66,000
	Feb-11	Series G Convertible Preferred Stock	900,000	1.00	900,000	954,000	54,000
BrightSource Energy, Inc. (5)	Feb-11	Series E Convertible Preferred Stock	288,531	8.66	2,500,006	1,820,000	(680,006)
Harvest Power, Inc.	Mar-11	Series B Convertible Preferred Stock	580,496	4.31	2,499,999	3,540,000	1,040,001
Suniva, Inc.	Mar-11	Series D Convertible Preferred Stock	197,942	12.63	2,500,007	1,350,000	(1,150,007)
Xtime, Inc. (5)	Jun-11	Series F Convertible Preferred Stock	1,573,234	1.91	3,000,000	4,430,000	1,430,000
	Aug-11	Common Stock Warrants	22,581	—	—	12,878	12,878
Metabolon, Inc.	Aug-11	Series D Convertible Preferred Stock	2,229,021	1.79	4,000,000	4,280,000	280,000
Kabam, Inc.	Aug-11	Series D Convertible Preferred Stock	1,046,017	1.27	1,328,860	1,070,000	(258,860)
Tremor Video, Inc.	Sep-11	Series F Convertible Preferred Stock	642,994	6.22	4,000,001	3,920,000	(80,001)
TrueCar, Inc.	Sep-11	Common Stock	566,037	5.30	2,999,996	2,690,000	(309,996)
Agilyx Corporation (5)	Dec-11	Series C Convertible Preferred Stock	1,092,956	3.66	4,000,000	3,770,000	(230,000)
Zoosk, Inc.	Jan-12	Series E Convertible Preferred Stock	715,171	4.19	2,999,999	2,999,999	—
SilkRoad, Inc.	Mar-12	Series C Convertible Preferred Stock	12,398,158	0.28	3,500,000	3,500,000	—
	May-12	Series C Convertible Preferred Stock	5,313,496	0.28	1,500,000	1,500,000	—

			September 30, 2012
Portfolio Company	Investment Date	Investment Description	Shares/ Warrants	Cost (Per Share)	Cost	Value	Unrealized Appreciation (Depreciation)
Glam Media, Inc.	May-12	Series F Convertible Preferred Stock	1,196,315	$4.18	$4,999,999	$4,999,999	$—
Stoke, Inc.	Jun-12	Common Stock	1,000,000	3.50	3,500,000	3,500,000	—
Jumptap, Inc.	Jun-12	Series G Convertible Preferred Stock	695,023	7.19	4,999,995	4,999,995	—

Total—Private Portfolio Companies					$50,935,049	$50,666,794	$(268,255)

Total—All Portfolio Companies					$61,440,291	$64,766,475	$3,326,184

(1)	We sold 65,000 shares of Solazyme common stock with an aggregate cost basis of $575,588 during the nine months ended September 30, 2012.
(2)	Corsair completed a 1-for-5 reverse stock split effective April 24, 2012. As a result of the reverse stock split, we now own 640,000 shares of common stock and warrants to purchase 160,000 shares of common stock at an exercise price of $0.05 per share. Prior to the reverse stock split, we owned 3,200,000 shares of common stock and warrants to purchase 800,000 shares of common stock at an exercise price of $0.01 per share.
(3)	LifeLock completed the pricing of its IPO on October 2, 2012, and the shares of LifeLock's common stock began trading on the New York Stock Exchange on October 3, 2012. In connection with LifeLock's IPO, the shares of LifeLock's Series E preferred stock that we held automatically converted into 944,513 shares of common stock, based on an adjusted conversion price of $5.29 per share. The Series E preferred stock warrants were cancelled in connection with LifeLock's IPO. The shares of common stock we received upon conversion of the Series E preferred stock are subject to a 180-day lockup provision which will expire in April 2013.
(4)	Difference in cost basis and unrealized depreciation due to rounding.
(5)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” for a discussion of private equity financings by these portfolio companies subsequent to September 30, 2012.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” for additional information regarding our portfolio company investments and activity subsequent to September 30, 2012.

NeoPhotonics Corporation.    On January 25, 2010, we completed a $1,000,000 investment in the Series X convertible preferred stock of NeoPhotonics Corporation (“NeoPhotonics”). Our investment in NeoPhotonics was part of a $46 million Series X preferred stock offering. NeoPhotonics, headquartered in San Jose, California, is a developer and manufacturer of photonic integrated circuit based components, modules and subsystems for use in telecommunications networks.

NeoPhotonics completed an IPO on February 2, 2011 at a price of $11.00 per share. NeoPhotonics is listed on the New York Stock Exchange under the ticker symbol NPTN. Immediately prior to the IPO, our NeoPhotonics Series X preferred stock converted into 160,000 shares of NeoPhotonics common stock. The shares of NeoPhotonics common stock we received upon conversion were subject to a 180-day lockup provision which expired in August 2011. During the three months ended September 30, 2012, we sold 160,000 shares of NeoPhotonics common stock for an aggregate sales price (net of commissions and selling expenses) of $878,572, or an average price per share of $5.49. As of September 30, 2012, we no longer hold any shares of NeoPhotonics.

Solazyme, Inc.    On July 16, 2010, we completed a $999,991 investment in the Series D convertible preferred stock of Solazyme, Inc. (“Solazyme”). Our investment in Solazyme was part of a $60 million Series D preferred stock offering. Solazyme is a renewable oils and green bioproducts company based in South San Francisco, California. Founded in 2003, Solazyme develops and commercializes algal oil and bioproducts for the fuels and chemicals, nutrition, and skin and personal care markets.

Solazyme completed an IPO on May 27, 2011 at a price of $18.00 per share. Solazyme is listed on the Nasdaq Global Market under the ticker symbol SZYM. Immediately prior to the IPO, our Solazyme Series D preferred stock converted into 112,927 shares of Solazyme common stock. The shares of Solazyme common stock we received upon conversion were subject to a 180-day lockup provision which expired in November 2011.

We purchased 50,000 shares of Solazyme’s common stock in open market transactions for an aggregate purchase price of $553,259, or an average price per share of $11.07, including commissions during the fourth quarter of 2011. We also purchased 50,000 shares of Solazyme’s common stock in open market transactions for an aggregate purchase price of $527,500, or an average price per share of $10.55, including commissions, during January 2012.

During the nine months ended September 30, 2012, we sold 65,000 shares of Solazyme’s common stock for an aggregate sales price (net of commissions and selling expenses) of $979,219, or an average price per share of $15.06. We did not sell any shares of Solazyme’s common stock during the three months ended September 30, 2012. At September 30, 2012, we continued to own 147,927 shares of Solazyme’s common stock, which were valued at $1,699,681 based on Solazyme’s closing market price of $11.49 per share on September 30, 2012.

BrightSource Energy, Inc.    On February 28, 2011, we completed a $2,500,006 investment in the Series E convertible preferred stock of BrightSource Energy, Inc. (“BrightSource”), which BrightSource included as part of its February 28, 2011 closing. Our investment in BrightSource was part of a $200 million Series E preferred stock offering. BrightSource, headquartered in Oakland, California, is a developer of utility scale solar thermal plants which generate solar energy for utility and industrial companies using its proprietary solar thermal tower technology.

In the event of a qualifying IPO, each share of Series E convertible preferred stock is automatically converted into shares of BrightSource’s common stock at the lower of: (i) the purchase price per share of Series E convertible preferred stock, subject to customary adjustments such as stock splits, or (ii) 80% of the offering price in the qualifying IPO. Based on this structural protection, the holders of Series E convertible preferred stock are entitled to a structurally protected appreciation multiple of 1.25x on our investment cost at the time of the IPO based on the IPO price. However, the common stock received upon conversion would be subject to a 180-day lockup period following the completion of the IPO. We can give no assurances that BrightSource will complete an IPO, and even if completed, when it may be completed and at what price and under what terms.

On October 24, 2012, BrightSource completed an initial closing of its Series 1 convertible preferred stock financing, which resulted in the automatic conversion of the Series E preferred stock we held into 96,177 shares of BrightSource’s common stock and the elimination of our structural protection associated with the Series E preferred stock. As part of the initial closing of the Series 1 financing round, we made a $397,125 investment in BrightSource’s Series 1 convertible preferred stock, which represented our full pro rata participation amount in the round. Existing preferred stockholders investing their full pro rata participation amount in the Series 1 round also received shares of Series 1A preferred stock and additional shares of common stock. The Series 1A preferred stock which we received for making our pro rata investment in the Series 1 round allowed us to retain the liquidation preference amount that was attributed to our shares of Series E preferred stock, although the Series 1A liquidation preference is subordinate to the liquidation preference of the Series 1 preferred stock.

On April 22, 2011, BrightSource filed a registration statement on Form S-1 for a $250 million IPO of its common stock. After filing a number of amendments to its registration statement, the last of which was filed on March 30, 2012, BrightSource withdrew its registration statement on April 12, 2012.

At September 30, 2012, our Series E convertible preferred stock investment in BrightSource was valued at $1,820,000 based upon a fair value determination made in good faith by our Board of Directors.

Corsair Components, Inc.    On July 6, 2011, we completed a $4,000,080 investment in the common stock and warrants of Corsair Components, Inc. (“Corsair”) as part of a private purchase transaction with certain founders and current and former management employees of Corsair (the “Sellers”). Corsair is a private company headquartered in Fremont, California and is a designer and supplier of high-performance components to the personal computer, or PC, gaming hardware market.

Corsair had previously filed a registration statement on Form S-1 on April 23, 2010 for an IPO of its common stock. According to amendment No. 10 to its registration statement, Corsair completed a 1-for-5 reverse stock split of its common stock effective April 24, 2012. On May 24, 2012, Corsair announced that it had postponed its IPO due to weak equity market conditions. Since its announced IPO postponement, Corsair has not updated its registration statement on file with the SEC. For purposes of this prospectus, with respect to our investment in the common stock and warrants of Corsair, the number of shares and warrants and exercise price of the warrants are reflected after giving effect to this reverse stock split unless otherwise indicated.

Shares of our Corsair common stock also have certain registration rights. In the event of an IPO, any shares of common stock held by us following the IPO (i.e., any shares which we were unable to include for resale in the IPO) would be subject to a 180-day lockup period following the completion of the IPO.

Pursuant to the common stock and warrant purchase agreement governing the private purchase transaction with the Sellers, we purchased 640,000 shares of Corsair common stock at price of $6.25 per share and warrants to purchase 160,000 shares of common stock at a price of $0.0005 per share. The warrants were negotiated as a structural protection and grant us the right to purchase from the Sellers up to 160,000 shares of Corsair common stock at an exercise price of $0.05 per share. The warrants expire on the earlier of: (i) the consummation of an IPO by Corsair at an offering price of at least $12.50 per share of common stock, (ii) upon a sale of Corsair which results in holders of Corsair common stock receiving net sales proceeds of at least $12.50 per share, or (iii) July 6, 2016. These warrants would entitle us to a structurally protected appreciation multiple of 2x on our overall Corsair investment at the time of the IPO based on the IPO price, provided Corsair prices at its IPO at $10.00 per share or greater.

The warrants are exercisable only upon: (i) Corsair completing an IPO of its common stock at an offering price of less than $12.50 per share, (ii) a sale of Corsair which results in holders of Corsair common stock receiving net sales proceeds of less than $12.50 per share, and (iii) if Corsair does not complete an IPO or sale prior to July 6, 2016, the warrants will be deemed to have been automatically exercised on such date. If the warrants become exercisable as a result of an IPO or sale of Corsair, the number of warrants will be proportionately decreased from 160,000 to the extent that the IPO price or net sale proceeds, as the case may be, exceeds $10.00 per share but is less than $12.50 per share, and the number of warrants will be reduced to zero if the IPO price or net sale proceeds, as the case may be, equals or exceeds $12.50 per share.

Accordingly, if the warrants become exercisable as a result of an IPO or sale, we will be entitled to receive the full 160,000 warrants only if the IPO price or net sale proceeds, as the case may be, is $10.00 per share or less.

To estimate the fair value of warrants as of the initial investment date, the common stock and warrants were considered components of a portfolio of securities purchased for $4,000,080. However, since the number of common shares underlying the warrants is variable based on whether an IPO or sale of Corsair is greater than $12.50 per share in which case, the number of warrants is zero, or is $10.00 per share or less in which case, the number of warrants is 160,000, the fair value of the warrants was derived using an option pricing model within the framework of a Monte Carlo numerical-based analysis, which takes into consideration the variability in the number of common shares underlying the warrants based on a range of IPO or sale prices for Corsair.

For financial reporting purposes, our investment in Corsair common stock was assigned a cost of $3,411,080 and the warrants were assigned a cost of $589,000 based on the fair value of the warrants as of the initial investment. At September 30, 2012, our common stock investment in Corsair was valued at $5,460,000 based on a fair value determination made in good faith by our Board of Directors. At September 30, 2012, our common stock warrants in Corsair were valued at $140,000 based on a fair value determination made in good faith by our Board of Directors. On a combined basis, our investment in Corsair’s common stock and warrants has an aggregate cost of $4,000,080 and an aggregate fair value, as of September 30, 2012, of $5,600,000.

Livescribe, Inc.    On July 1, 2010, we completed a $500,500 investment in the Series C convertible preferred stock and warrants of Livescribe Inc. (“Livescribe”). Our investment in Livescribe was part of a $39 million Series C preferred stock offering. Livescribe, a private company headquartered in Oakland, California, is a developer and marketer of a mobile, paper-based computing platform consisting of smartpens, dot paper, smartpen applications, accessories, desktop software, an online community and development tools. Livescribe’s smartpens are currently available from consumer electronics retailers in the U.S. and in several international markets.

For financial reporting purposes, our investment in Livescribe’s Series C convertible preferred stock was assigned a cost of $471,295 and the warrants were assigned a cost of $29,205 based on the fair value of the warrants as of the initial investment date calculated using the Black-Scholes option pricing model. At September 30, 2012, our Series C convertible preferred stock investment in Livescribe was valued at $87,000 based on a fair value determination made in good faith by our Board of Directors. At September 30, 2012, our Series C convertible preferred stock warrants in Livescribe were valued at $110 based on a fair value determination made in good faith by our Board of Directors.

On July 8, 2011, we completed a $27,481 investment in the Series C-1 convertible preferred stock and warrants of Livescribe as part of the first tranche which raised a total of $4.5 million from certain of Livescribe’s existing preferred stock investors. On November 14, 2011, we completed a $22,900 investment in the Series C-1 convertible preferred stock and warrants of Livescribe as part of the second tranche which raised a total of $3.7 million from certain of Livescribe’s existing preferred stock investors. We made our decision to invest in the Series C-1 convertible preferred stock round principally on our assessment of Livescribe’s business opportunity and prospects at the time of the investment.

For financial reporting purposes, our investment in Livescribe’s Series C-1 convertible preferred stock was assigned a cost of $47,528, and the warrants were assigned a cost of $2,853 based on the fair value of the warrants as of their respective investment dates calculated using the Black-Scholes option pricing model. At September 30, 2012, our Series C-1 convertible preferred stock investment in Livescribe was valued at $28,000 based on a fair value determination made in good faith by our Board of Directors. At September 30, 2012, our Series C-1 convertible preferred stock warrants in Livescribe were valued at $813 based on a fair value determination made in good faith by our Board of Directors.

On January 12, 2012, we made an investment of $18,435 in the Series C-2 convertible preferred stock of Livescribe as part of the first tranche closing which raised approximately $3.3 million from certain of Livescribe’s existing preferred stock investors. On May 10, 2012, we made an investment of $18,436 in the Series C-2 convertible preferred stock of Livescribe as part of the second tranche which raised approximately $3.3 million from certain of Livescribe’s existing preferred stock investors.

On July 24, 2012, we made an additional investment of $18,435 in the Series C-2 convertible preferred stock of Livescribe as part of a final closing of the Series C-2 round. The proceeds of the Series C-2 convertible preferred stock round are intended to provide additional working capital for Livescribe to continue its operations through 2012, although there are no assurances that Livescribe will have sufficient capital to operate through 2012. If we had not funded, or failed to commit to fund, our pro rata share of the Series C-2 round, our Series C convertible preferred stock would have been converted into common stock at an unfavorable rate compared to the existing conversion rate, and we would have lost any liquation preference or other rights and privileges otherwise applicable to our Series C preferred stock. As part of the Series C-2 convertible preferred stock financing, the conversion price for our shares of Series C and Series C-1 convertible preferred stock was reduced based on the anti-dilution protection rights of the holders of the Series C and Series C-1 convertible preferred stock. The holders of Series C-2 preferred stock have a liquidation preference that is senior to the liquidation preference of the holders of Series C and C-1 preferred stock. The liquidation preference of the Series C and C-1 preferred stock is pari passu. At September 30, 2012, our Series C-2 convertible preferred stock investment in Livescribe was valued at $48,000 based on a fair value determination made in good faith by our Board of Directors.

On a combined basis, our investments in Livescribe’s Series C and C-1 preferred stock, Series C and C-1 preferred stock warrants and Series C-2 preferred stock have an aggregate cost of $606,187 and an aggregate fair value, as of September 30, 2012, of $163,923.

MBA Polymers, Inc.    On October 15, 2010, we completed a $1,100,000 investment in the Series G convertible preferred stock of MBA Polymers, Inc. (“MBA Polymers”). Our investment in MBA Polymers was part of a $25 million Series G convertible preferred stock offering. On February 22, 2011, we made an additional investment of $900,000 in MBA Polymers’ Series G convertible preferred stock. Our additional investment was part of an aggregate additional Series G preferred stock offering of approximately $15 million. MBA Polymers, a private company headquartered in Richmond, California, is a global manufacturer of recycled plastics sourced from end of life durable goods, such as computers, electronics, appliances and automobiles. At September 30, 2012, our Series G convertible preferred stock investment in MBA Polymers was valued at $2,120,000 based upon a fair value determination made in good faith by our Board of Directors.

Harvest Power, Inc.    On March 9, 2011, we completed a $2,499,999 investment in Series B convertible preferred stock of Harvest Power, Inc. (“Harvest Power”). Our investment in Harvest Power was part of a $66 million Series B preferred stock offering. Founded in 2008 and headquartered in Waltham, Massachusetts, Harvest Power acquires, owns and operates organic waste facilities that convert organic waste, such as food scraps and yard debris, into compost, mulch and renewable energy. On March 30, 2012, Harvest Power completed the $110 million initial closing of a Series C convertible preferred stock financing from new and existing investors. Harvest Power completed an additional tranche of the Series C round for $15 million in July 2012. As a result of the Series C round, our investment in Harvest Power’s Series B preferred stock does not represent an investment in Harvest Power’s most senior equity securities. Further, as part of the Series C convertible preferred stock financing, the preferred dividends on our Series B convertible preferred stock were changed from a cumulative to a non-cumulative dividend. At September 30, 2012, our Series B convertible preferred stock investment in Harvest Power was valued at $3,540,000 based upon a fair value determination made in good faith by our Board of Directors.

Suniva, Inc.    On March 31, 2011, we completed a $2,500,007 investment in the Series D convertible preferred stock of Suniva, Inc. (“Suniva”). Our investment in Suniva was part of a $106 million Series D preferred stock offering. Founded in 2007 and headquartered in Norcross, Georgia, Suniva is a manufacturer of high-efficiency solar photovoltaic cells and modules focused on delivering high-power solar energy products. At September 30, 2012, our Series D convertible preferred stock investment in Suniva was valued at $1,350,000 based upon a fair value determination made in good faith by our Board of Directors.

Xtime, Inc.    On June 14, 2011, we completed a $3,000,000 investment in the Series F convertible preferred stock of Xtime, Inc. (“Xtime”). Our investment in Xtime was part of a $5 million Series F preferred stock offering in which we were the lead investor. Founded in 1999 and headquartered in Redwood Shores, California, Xtime is a software as a service provider of Web scheduling and CRM solutions for automotive service departments. At September 30, 2012, our Series F convertible preferred stock investment in Xtime was valued at $4,430,000 based upon a fair value determination made in good faith by our Board of Directors.

In August 2011, Xtime completed the final closing of the $5 million Series F convertible preferred stock round. As part of the final closing, Xtime’s existing investors who invested more than their pro rata share in the Series F convertible preferred round (based on amounts they had invested in Xtime’s prior preferred stock rounds), received warrants to acquire shares of Xtime’s common stock at an exercise price of $0.01 per share. In order to preserve our post-money, fully diluted ownership interest in Xtime, we also received warrants to acquire 22,581 shares of Xtime common stock on the same terms as the warrants issued to existing investors. In the event Xtime completes a qualifying IPO, the number of warrants will be reduced by 50%. At September 30, 2012, our common stock warrants in Xtime were valued at $12,878 based on a fair value determination made in good faith by our Board of Directors.

On October 5, 2012, Xtime completed a Series 2 convertible preferred stock financing in which we did not participate. Immediately prior to the closing of the Series 2 convertible preferred stock round, all of the existing holders of Xtime’s preferred stock (including the Series F preferred stockholders) converted their existing preferred stock into newly-created Series 1A convertible preferred stock and certain warrants to acquire additional shares of Xtime’s common stock for nominal consideration upon an IPO (the “IPO warrants”). As a holder of Series F preferred stock, we received one share of Series 1A preferred stock for each share of Series F preferred stock that we held, plus IPO warrants which grant us the right to acquire additional shares of common stock, calculated at the time of the IPO based on the actual IPO price, at an exercise price of $0.01 per share. We continue to hold warrants to acquire 22,581 shares of Xtime common stock which we received as part of the Series F round.

Metabolon, Inc.    On August 25, 2011, we completed a $4,000,000 investment in the Series D convertible preferred stock of Metabolon, Inc. (“Metabolon”). Our investment in Metabolon was part of a $13 million Series D preferred stock offering, in which we were the lead investor. Founded in 2000 and headquartered in Research Triangle Park, North Carolina, Metabolon is a molecular diagnostics and services company offering metabolic profiling technology that uses advanced bioinformatics and data analytics software to identify, quantify, and analyze biochemical processes occurring within cells. Metabolon is utilizing biomarkers identified by its technology in the development of molecular diagnostic tests intended to detect and measure the aggression and stage of diseases such as diabetes and cancer. At September 30, 2012, our Series D convertible preferred stock investment in Metabolon was valued at $4,280,000 based upon a fair value determination made in good faith by our Board of Directors.

Kabam, Inc.    On August 29, 2011, we completed a $1,328,860 investment in the Series D convertible preferred stock of Kabam, Inc. (“Kabam”). Our investment in Kabam was part of an $86 million Series D preferred stock offering. Founded in 2006 and headquartered in Redwood City, California, Kabam is an Internet-based social gaming company that combines the immersion of massively multiplayer games with the connectivity and interaction of social games. At September 30, 2012, our Series D convertible preferred stock investment in Kabam was valued at $1,070,000 based upon a fair value determination made in good faith by our Board of Directors.

Tremor Video, Inc.    On September 6, 2011, we completed a $4,000,001 investment in the Series F convertible preferred stock of Tremor Video, Inc. (“Tremor Video”). Our investment in Tremor Video was part of a $37 million Series F preferred stock offering. Founded in 2005 and headquartered in New York, New York, Tremor Video is an online video technology and advertising company that provides video advertising solutions to major brand advertisers and publishers of Web videos. At September 30, 2012, our Series F convertible preferred stock investment in Tremor Video was valued at $3,920,000 based upon a fair value determination made in good faith by our Board of Directors.

TrueCar, Inc.    On September 26, 2011, we completed a $2,999,996 investment in the common stock of TrueCar, Inc. (“TrueCar”). Our investment in TrueCar was part of a $50 million common stock offering. Subsequent to the initial closing of the common stock offering, TrueCar raised an additional $14 million from other investors from the sale of its common stock on the same price and terms as our investment. Founded in 2005 and based in Santa Monica, California, TrueCar is an online research and pricing tool for consumers interested in buying a new or used vehicle. At September 30, 2012, our common stock investment in TrueCar was valued at $2,690,000 based upon a fair value determination made in good faith by our Board of Directors.

Agilyx Corporation.    On December 16, 2011, we completed a $4,000,000 investment in the Series C convertible preferred stock of Agilyx Corporation (“Agilyx”). Our investment in Agilyx was part of a $25 million Series C convertible preferred stock offering, in which we were the lead investor. Founded in 2004 and based in Beaverton, Oregon, Agilyx is an alternative energy company that economically converts difficult-to-recycle waste plastics into high value synthetic oil. At September 30, 2012, our Series C convertible preferred stock investment in Agilyx was valued at $3,770,000 based upon a fair value determination made in good faith by our Board of Directors. On October 9, 2012, Agilyx raised additional funds as part of a Series D convertible preferred stock financing in which we did not participate. As a result of the Series D round, our investment in Agilyx’s Series C preferred stock no longer represents an investment in Agilyx’s most senior equity securities.

Zoosk, Inc.    On January 27, 2012, we completed a $2,999,999 investment in the Series E convertible preferred stock of Zoosk, Inc. (“Zoosk”). Our investment in Zoosk was part of a $21 million Series E convertible preferred stock offering. Founded in 2007 and headquartered in San Francisco, California, Zoosk operates online dating communities. At September 30, 2012, our Series E convertible preferred stock investment in Zoosk was valued at $2,999,999 based upon a fair value determination made in good faith by our Board of Directors.

LifeLock, Inc.    On March 14, 2012, we completed a $5,000,000 investment in the Series E convertible preferred stock and warrants of LifeLock, Inc (“LifeLock”). Our investment in LifeLock was part of a $108 million Series E convertible preferred stock offering. Founded in 2005 and based in Tempe, Arizona, LifeLock offers consumer identity theft protection services. As part of the Series E preferred stock offering, LifeLock acquired ID Analytics, Inc., an enterprise identity risk management company.

For financial reporting purposes, our investment in LifeLock’s Series E convertible preferred stock was assigned a cost of $4,875,000, and the warrants were assigned a cost of $125,000 based on the fair value of the warrants as of the initial investment date. At September 30, 2012, our Series E convertible preferred stock investment in LifeLock was valued at $6,800,000 based on a fair value determination made in good faith by our Board of Directors. At September 30, 2012, our Series E convertible preferred stock warrants in LifeLock were valued at $0 based on a fair value determination made in good faith by our Board of Directors.

On October 2, 2012, LifeLock priced its IPO at $9.00 per share. The shares of LifeLock’s common stock began trading on the New York Stock Exchange on October 3, 2012. In connection with LifeLock’s IPO, the Series E preferred stock we held automatically converted into 944,513 shares of LifeLock’s common stock, based on an adjusted conversion price of $5.29 per share. The adjusted conversion price was calculated based on our structurally protected appreciation multiple of 1.7x our investment cost. The Series E preferred stock warrants were cancelled in connection with the IPO. The shares of LifeLock’s common stock we received upon conversion of the Series E preferred stock are subject to a 180-day lockup provision which will expire in April 2013.

SilkRoad, Inc.    On March 28, 2012, we made a $3,500,000 investment in the Series C convertible preferred stock of SilkRoad, Inc. f/k/a SilkRoad Technology Holdings, Inc. (“SilkRoad”). On May 9, 2012, we made an additional investment of $1,500,000 in a second tranche of SilkRoad’s Series C convertible preferred stock financing. SilkRoad raised a total of $35 million in the Series C convertible preferred stock financing from new and existing investors in the initial and second tranches. Effective July 17, 2012, SilkRoad changed its corporate name from SilkRoad Technology Holdings, Inc. to SilkRoad, Inc. and raised an additional $2.9 million in a third tranche of the Series C round at the same price and on the same terms as our investment. Founded in 2003 and headquartered in Chicago, Illinois, SilkRoad is a global provider of cloud-based social talent management software. At September 30, 2012, our Series C convertible preferred stock investment in SilkRoad was valued at $5,000,000 based upon a fair value determination made in good faith by our Board of Directors.

Glam Media, Inc. On May 25, 2012, we completed a $4,999,999 investment in the Series F convertible preferred stock of Glam Media, Inc. (“Glam Media”). Our investment in Glam Media was part of a $15 million Series F convertible preferred stock offering. Founded in 2004 and headquartered in Brisbane, California, Glam Media is an online media and social networking company focused on matching targeted audiences with targeted content through its properties in the lifestyle, entertainment, home, health and wellness, food and parenting categories. At September 30, 2012, our Series F convertible preferred stock investment in Glam Media was valued at $4,999,999 based upon a fair value determination made in good faith by our Board of Directors.

Stoke, Inc. On June 5, 2012, we completed a $3,500,000 investment in the common stock of Stoke, Inc. (“Stoke”). Our investment in Stoke was structured as a secondary purchase of shares of common stock from certain Stoke employees. Our secondary purchase was facilitated by Stoke. Since Stoke has shares of preferred stock outstanding, our common stock investment in Stoke does not represent an investment in Stoke’s most senior equity securities. Founded in

2004 and headquartered in Santa Clara, California, Stoke is a systems designer and equipment manufacturer for mobile communications infrastructure networks. At September 30, 2012, our common stock investment in Stoke was valued at $3,500,000 based upon a fair value determination made in good faith by our Board of Directors.

Jumptap, Inc. On June 29, 2012, we completed a $4,999,995 investment in the Series G convertible preferred stock of Jumptap, Inc. (“Jumptap”). Our investment in Jumptap was part of a $27.5 million Series G convertible preferred stock offering. Founded in 2005 and headquartered in Cambridge, Massachusetts, Jumptap is a mobile advertising network and data platform that helps global brands to target, place and track advertising on mobile phones and tablets. At September 30, 2012, our Series G convertible preferred stock investment in Jumptap was valued at $4,999,995 based upon a fair value determination made in good faith by our Board of Directors.

The following table summarizes the composition of our portfolio company investments by type of security at cost and value as of September 30, 2012 and December 31, 2011.

	September 30, 2012			December 31, 2011
Investment Type	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
Private Portfolio Companies:
Convertible Preferred Stock	$49,277,995	$51,262,993	79.15%	$26,347,696	$25,981,874	69.70%
Convertible Preferred Stock Warrants	157,058	923	0.00%	32,058	1,323	0.00%
Common Stock	9,911,076	11,650,000	17.99%	6,411,076	8,399,996	22.54%
Common Stock Warrants	589,000	152,878	0.24%	589,000	219,156	0.59%
Publicly Traded Portfolio Companies:
Common Stock	1,505,162	1,699,681	2.62%	2,553,250	2,671,631	7.17%

Total	$61,440,291	$64,766,475	100.00%	$35,933,080	$37,273,980	100.00%

The following table summarizes the composition of our portfolio company investments by industry classification at cost and value as of September 30, 2012 and December 31, 2011.

	September 30, 2012			December 31, 2011
Industry Classification	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
Internet & Software	$34,328,850	$36,922,871	57.01%	$11,328,857	$11,338,013	30.42%
Cleantech	15,005,174	14,299,681	22.08%	15,053,262	15,438,843	41.42%
Technology	12,106,267	13,543,923	20.91%	9,550,961	10,497,124	28.16%

Total	$61,440,291	$64,766,475	100.00%	$35,933,080	$37,273,980	100.00%

The following table summarizes the composition of our portfolio company investments by geographic region of the United States at cost and value as of September 30, 2012 and December 31, 2011. The geographic composition is determined by the location of the corporate headquarters of the portfolio company at the time of our investment.

	September 30, 2012			December 31, 2011
Geographic Location	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
West	$38,440,289	$41,676,480	64.35%	$22,933,073	$24,273,973	65.12%
Northeast	11,499,995	12,459,995	19.24%	6,500,000	6,500,000	17.44%
Southeast	6,500,007	5,630,000	8.69%	6,500,007	6,500,007	17.44%
Midwest	5,000,000	5,000,000	7.72%	—	—	0.00%

Total	$61,440,291	$64,766,475	100.00%	$35,933,080	$37,273,980	100.00%

Portfolio Activity

The total value of our investments in 19 portfolio companies was $64.8 million at September 30, 2012, as compared to $37.3 million in 14 portfolio companies at December 31, 2011. During the three months ended September 30, 2012, as part of the third and final tranche of the Series C-2 convertible preferred stock of Livescribe, we made an additional investment of $18,435 in the Series C-2 convertible preferred stock financing. We did not make any investments in new portfolio companies during the three months ended September 30, 2012. During the nine months ended September 30, 2012, we made investments totaling $26.5 million in six new private portfolio companies, approximately $55,000 in an existing private portfolio company, and approximately $0.5 million in Solazyme, an existing publicly traded portfolio company.

During the three months ended September 30, 2012, we sold 160,000 shares of NeoPhotonics’ common stock, having an aggregate cost of $1,000,000, or $6.25 per share, for an aggregate sales price (net of commissions and selling expenses) of $878,572, or an average price per share of $5.49. The shares of NeoPhotonics’ common stock that we sold were acquired upon conversion of the NeoPhotonics Series X preferred stock we held at the time of its IPO. Accordingly, we realized a capital loss of $121,428 on our sale of these shares during the three months ended September 30, 2012, which represents a 0.88x return on our investment (or a 12% loss) in these shares over our weighted-average holding period of 31 months. As of September 30, 2012, we no longer own any shares of NeoPhotonics.

For a discussion of the changes in the unrealized appreciation (depreciation) on our portfolio company investments during the nine months ended September 30, 2012, see “Results of Operations” below.

Portfolio Analysis

As of September 30, 2012, we held investments in 19 portfolio companies, which consisted of the most senior preferred equity in 13 of the companies and common stock in three companies whose capitalizations consisted of only common stock. As of September 30, 2012: (i) our preferred stock investment in Harvest Power no longer consisted of the most senior preferred stock because Harvest Power issued more senior preferred stock in a Series C preferred stock round in March 2012 in which we did not participate, (ii) our common stock investment in Stoke does not consist of Stoke’s most senior equity securities since Stoke had preferred stock outstanding at the time of our initial investment, and (iii) our initial investment in Livescribe no longer consists of the most senior preferred stock because Livescribe has issued more senior preferred stock since our initial investment; however, we have participated in each of Livescribe’s subsequent financing rounds. Two of our private portfolio companies, BrightSource and Agilyx, in which we owned the most senior equity securities of each company at the time of our investments, raised additional funds in private equity financings subsequent to September 30, 2012. As a result, our initial investments in these two portfolio companies no longer represent their most senior equity securities, although we did participate in BrightSource’s subsequent preferred stock financing round. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments.”

Our preferred and common stock, warrants, and equity interests are generally non-income producing. Except for the convertible preferred stock investments in SilkRoad and Jumptap, all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company’s board of directors. In the case of SilkRoad, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by the portfolio company’s board of directors or upon a qualifying liquidation event. In the case of Jumptap, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by the portfolio company’s board of directors. During the nine months ended September 30, 2012, the preferred dividends on our Series B convertible preferred stock in Harvest Power were changed from a cumulative to a non-cumulative dividend in connection with Harvest Power’s Series C round. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO. Accordingly, we assess our portfolio company investments against a number of our targeted performance metrics including, among others:

•	whether the portfolio company has filed a registration within 12 months of our initial investment;

•	whether the portfolio company has completed an IPO within 18 months of our initial investment;

•	whether we were able to liquidate our portfolio company interests within 36 months of our initial investment;

•	whether we were able to achieve our targeted 2x unrealized appreciation on our portfolio company investment at the time of its IPO based on the IPO price; and

•	whether we were able to dispose of our portfolio company interests to achieve our targeted 2x realized return upon sale of our investment.

In the event we acquire investments where we believe there may be a shorter expected investment horizon, such as when we believe the portfolio company may file for an IPO sooner than 12 months or has a registration statement filed at the time of our investment, we may correspondingly reduce our targeted return and adjust our targeted performance metrics accordingly.

In making our performance assessment, we have grouped our portfolio company investments into three categories. Our first category is our portfolio companies that have completed an IPO, or what we refer to as our publicly traded portfolio companies. Our publicly traded portfolio companies include those companies whose securities we hold may still be subject to a post-IPO lockup restriction. Our second category is our portfolio companies that have filed a registration statement but have not completed an IPO, or what we refer to as private portfolio companies that have filed for an IPO. The third category is our portfolio companies that have neither filed a registration statement nor completed an IPO, or what we refer as our private portfolio companies.

As of September 30, 2012, our portfolio consisted entirely of equity securities. Our one publicly traded portfolio company, Solazyme, represented by value approximately 2.6% of our total portfolio company securities at September 30, 2012. Two of our private portfolio companies, Corsair and LifeLock, had registration statements publicly on file with the SEC and represented by value approximately 19.2% of our total portfolio securities at September 30, 2012. LifeLock completed the pricing of its IPO on October 2, 2012 and began trading on the New York Stock Exchange on October 3, 2012. One of our private portfolio companies, Corsair, was in registration with the SEC to complete an IPO, but announced on May 24, 2012 that it had postponed its IPO due to weak equity market conditions. Since its announced IPO postponement, Corsair has not updated its registration statement on file with the SEC. Corsair represented by value approximately 8.6% of our total portfolio company securities at September 30, 2012. BrightSource was previously in registration with the SEC, but withdrew its registration statement on April 12, 2012. BrightSource represented by value approximately 2.8% of our total portfolio company securities at September 30, 2012.

The remaining 78.2% of our portfolio company securities by value at September 30, 2012 (including BrightSource) consisted of restricted securities in 16 private companies, which have not completed an IPO or have not publicly filed a registration statement for an IPO with the SEC. Over time, as we continue to make additional investments and as our initial investments make progress towards or complete an IPO, we expect our overall portfolio to be more evenly spread across different stages and our targeted timelines for each stage, such as readying for an IPO (first 12 months after our investment), completion of an IPO (at approximately after 18 months after our investment), and disposition of our investment following the post-IPO lockup period (typically, 36 months after our investment).

Publicly Traded Portfolio Companies.    NeoPhotonics and Solazyme have completed IPOs and the lockup restrictions on our NeoPhotonics and Solazyme securities expired in August 2011 and November 2011, respectively.

NeoPhotonics priced its IPO and listed on the New York Stock Exchange on February 2, 2011, after an initial registration statement filing on April 15, 2010. Based on our investment date of January 25, 2010, NeoPhotonics filed its registration statement and completed its IPO within three months and 12 months, respectively, of our investment, compared to our targeted time frames of 12 months and 18 months. During the three months ended September 30, 2012, we sold 160,000 shares of NeoPhotonics common stock having an aggregate cost of $1,000,000, or $6.25 per share, for an aggregate sales price (net of commissions and selling expenses) of $878,572, or an average price per share of $5.49. The shares of NeoPhotonics common stock that we sold were acquired upon conversion of NeoPhotonics Series X preferred stock at the time of its IPO. Accordingly, we realized a capital loss of $121,428 on our sale of these shares, which represents a 0.88x return on our investment (or a 12% loss) in these shares over our weighted-average holding period of 31 months. As of September 30, 2012, we no longer held any shares of NeoPhotonics.

Solazyme priced its IPO and listed on Nasdaq on May 27, 2011, after an initial registration statement filing on March 11, 2011. Based on our investment date of July 16, 2010, Solazyme filed its registration statement and completed its IPO within eight months and 11 months, respectively, of our investment, compared to our targeted time frames of 12 months and 18 months.

The shares of Solazyme’s common stock that we received upon conversion of the Series D preferred stock at their IPO have a cost basis of $8.86 per share. Based on Solazyme’s IPO price of $18.00 per share, which represented a 2.0x unrealized appreciation multiple based on the IPO price, we were at our targeted 2x unrealized appreciation at the time of the IPO. Since Solazyme’s IPO, the price of Solazyme shares has been volatile.

During the fourth quarter of 2011 and the first quarter of 2012, we purchased an aggregate of 100,000 shares of Solazyme’s common stock in open market transactions for an aggregate purchase price of $1,080,759, or an average price per share of $10.81, including commissions. Our last purchase of Solazyme common stock in open market transactions occurred in January 2012. Although we typically do not intend to purchase stock in a portfolio company’s IPO or in open market transactions thereafter, we made additional investments in Solazyme through open market purchases to bring our overall investment in Solazyme closer to our targeted percentage of our gross assets per portfolio company investment. Our initial $1,000,000 private investment in Solazyme was limited due to the level of our gross assets at the time of the initial investment.

During the nine months ended September 30, 2012, we sold 65,000 shares of Solazyme’s common stock at an average price of $15.06 per share (net of commissions and selling expenses) resulting in a realized gain of $403,631, which represents an average 1.7x return on our investment over the 20 to 24 months we held these shares. However, the price of Solazyme’s shares has since decreased, with a closing price of $11.49 as of September 30, 2012, which, compared to the cost basis of $8.86 per share on our original investment and an average cost basis of $10.81 per share on our open market purchases, is below the targeted return we seek to achieve upon a sale of our investment. We did not sell any shares of Solazyme’s common stock during the three months ended September 30, 2012.

As of September 30, 2012, our original investment in Solazyme had been in our portfolio for 27 months, compared to our targeted 36-month overall holding period. Although we believe that Solazyme has been meeting most of its stated milestones, we believe the market price of this company reflects the inherent risks and uncertainties of the cleantech sector, and the inherent difficulties in evaluating early stage businesses where the achievement of significant revenue and earnings are usually many years in the future. Additionally, the cleantech industry as a whole has been adversely impacted by the recent bankruptcy filing by solar panel manufacturer Solyndra which had previously received a substantial U.S. government loan guarantee, the global uncertainty about continued government subsidies to support these emerging technologies, the continued challenges to find cost effective cleantech solutions, and what is perceived as a currently unfavorable market for cleantech IPOs.

There can be no assurances that we will be able to dispose of our interests in these publicly traded portfolio companies within our targeted holding period or at prices that would allow us to achieve our targeted return, or any return at all.

Private Portfolio Companies That Have an IPO Registration on File.    Corsair is currently in registration with the SEC to complete its IPO. Corsair filed its initial registration statement with the SEC on April 23, 2010, prior to our investment on July 6, 2011. On May 24, 2012, Corsair announced that it had postponed its IPO due to weak equity market conditions. Since its announced IPO postponement, Corsair has not updated its registration statement on file with the SEC. We can give no assurances that Corsair will update its registration statement or complete an IPO, and even if an IPO is completed, when it may be completed, at what price and under what terms, and whether any of our shares will be included for resale in the IPO. As of September 30, 2012, Corsair had been in our portfolio for 15 months, compared to our targeted 18 months to complete an IPO and our targeted 36-month holding period.

On August 28, 2012, LifeLock publicly filed a registration statement with the SEC in connection with its IPO, approximately six months following our investment in the company. On October 2, 2012, LifeLock priced its IPO at $9.00 per share. LifeLock’s shares began trading on the New York Stock Exchange under the ticker symbol “LOCK” on October 3, 2012, approximately seven months following our investment compared to our targeted time frame of 18 months. In connection with LifeLock’s IPO, the shares of LifeLock’s Series E preferred stock we held automatically converted into 944,513 shares of LifeLock’s common stock, based on an adjusted conversion price of $5.29 per share. The adjusted conversion price was calculated based on our structurally protected appreciation multiple of 1.7x our investment cost. The shares of LifeLock’s common stock we received upon conversion of the Series E preferred stock are subject to a 180-day lockup provision which will expire in April 2013.

There can be no assurances that any of our private portfolio companies that have publicly filed a registration statement will be able to complete their IPOs within our targeted time frame, or at all. Even if these portfolio companies are able to complete an IPO, we may not be able to dispose of our interests in these publicly traded portfolio companies within our targeted holding period or at prices that would allow us to achieve our targeted return, or any return at all.

Private Portfolio Companies.    As of September 30, 2012, we had investments in 16 private portfolio companies that do not have a registration statement publicly on file with the SEC or have not publicly announced the submission of a registration for confidential review by the SEC. One of the provisions of the JOBS Act allows emerging growth companies to submit a draft IPO registration statement for confidential review by the SEC prior to making a public filing. Companies that submit a registration statement for confidential review by the SEC may elect to publicly announce that they have made such a confidential submission without disclosing the content of such submission. Our private portfolio company investments consist of convertible preferred stock, common stock, and warrants to purchase preferred stock and common stock. As of September 30, 2012, these private portfolio company investments had an aggregate cost of $50.9 million and an aggregate value of $50.7 million, resulting in net unrealized appreciation of $268,255.

As of September 30, 2012, our initial investments in five private portfolio companies—Livescribe, MBA Polymers, BrightSource, Harvest Power and Suniva—have been in our portfolio for periods between 18 and 27 months, which is beyond our targeted 18-month time frame to complete an IPO following our initial investment. None of these companies has a registration statement on file with the SEC for an IPO, although BrightSource previously filed a registration statement which was withdrawn on April 12, 2012.

We also have investments in five private portfolio companies—Xtime, Metabolon, Kabam, Tremor Video and TrueCar—which, as of September 30, 2012, have been in our portfolio for periods between 12 and 16 months, which is beyond our targeted 12-month period to file a registration statement. We do not expect these private portfolio companies to complete an IPO within our targeted 18-month time frame following our initial investment.

Holding Periods.    As of September 30, 2012, the average holding period of our 19 portfolio companies was 13.5 months from our initial investment date, and the weighted-average holding period (based on the fair value and holding period of each of our portfolio company securities as of September 30, 2012) was 10.6 months. The table below categorizes each of our 19 portfolio companies as follows: (i) those portfolio companies that have completed an IPO or that have a registration statement on file with the SEC, and (ii) those portfolio companies that have not completed an IPO or do not have a registration statement on file with the SEC. Within this latter category, we have further segmented these portfolio companies into the following groups: (i) those portfolio companies in which we have held our initial investment less than 12 months, (ii) those portfolio companies in which we have held our initial investment for between 12 months and 18 months and are beyond our targeted 12-month time frame for filing a registration statement for an IPO, and (iii) those portfolio companies in which we have held our initial investment for more than 18 months and are beyond our targeted 18-month time frame for completing an IPO.

The weighted-average holding period for the overall portfolio is 10.6 months as of September 30, 2012.2

1	As of September 30, 2012. Each of our portfolio companies are subject to many risks, including downturns. There is also no assurance that any of our portfolio companies will complete an IPO or other liquidity event. The holding period for each portfolio company is based on our initial investment date.
2	Weighted-average holding period is calculated using the holding period of each of our portfolio company securities weighted using the fair value of each security as of September 30, 2012. Weighted-average holding period calculation excludes NeoPhotonics, which was disposed of during the third quarter of 2012.
3	LifeLock completed an IPO on October 2, 2012, and its shares of common stock began trading on October 3, 2012, on the New York Stock Exchange under the ticker symbol “LOCK.”
4	On May 24, 2012, Corsair announced that it had postponed its IPO due to weak equity market conditions. Since its announced IPO postponement, Corsair has not updated its registration statement on file with the SEC.

The weighted-average holding period for our first investment, NeoPhotonics, which we disposed of in its entirety during the three months ended September 30, 2012, was 31 months and was within our targeted 36-month holding period. Excluding NeoPhotonics, three of our portfolio companies—Solazyme, LifeLock and Corsair—have completed an IPO or have a registration statement publicly on file with the SEC and have an aggregate fair value of $14.1 million as of September 30, 2012, or approximately 22% of our invested portfolio as measured by fair value. Five of our portfolio companies—Livescribe, MBA Polymers, BrightSource, Harvest Power and Suniva—have not completed an IPO within our targeted 18-month time frame following our initial investment and have an aggregate fair value of $9.0 million as of September 30, 2012, or approximately 14% of our invested portfolio as measured by fair value.

While the foregoing portfolio company holding period analysis is based on certain discrete events—a registration statement publicly on file with the SEC, the completion of an IPO, and the disposition of our investment—which we refer to as “lagging” indicators, we believe that a number of our portfolio companies continue to prepare for and make progress towards an IPO. Our assessment of a portfolio company’s IPO preparation and progress is based on information our investment adviser may obtain in its quarterly update calls with our portfolio company management teams with respect to certain pre-IPO indicators, or what we refer to as “leading” indicators. These leading indicators include: (i) adding new members of senior management (e.g., a CFO with public company experience), (ii) meeting with investment banking firms and conducting a “bakeoff” to select underwriters, (iii) testing the waters by meeting with prospective institutional IPO investors, (iv) determining (and then achieving) the key operating milestones that need to be met to increase the probability of a successful IPO, (v) holding an IPO “organizational meeting” to begin preparation for the IPO process, and (vi) drafting the IPO registration statement. Due to the confidential nature of our investment adviser’s discussions with management, we are precluded from discussing the presence or absence of these “leading” indicators with respect to specific portfolio companies.

Based on our assessment of these “leading” indicators, we believe that several of our portfolio companies are making progress toward an IPO that is consistent with our targeted time frames and holding periods. However, there can be no assurances that any of our private portfolio companies will publicly file, or confidentially submit, a registration statement within our targeted 12-month time frame or be able to complete an IPO within our targeted 18-month time frame, or at all. Even if these portfolio companies are able to complete an IPO, we may not be able to dispose of our interests in these publicly traded portfolio companies within our targeted 36-month holding period or at prices that would allow us to our targeted 2x return on our investment, or any return at all. In cases where we have reduced our targeted return due to a shorter expected investment horizon, there can be no assurance that our portfolio company will be able to complete an IPO, or that we will be able to dispose of our investment, in this shorter time frame at our targeted return. There can be no assurance that we will be able to achieve our targeted return on our portfolio company investments if and when they go public.

In the event our portfolio companies fail to complete an IPO within our targeted 18-month time frame, we may need to make additional investments in these portfolio companies, along with other existing investors, to fund their operations. In some cases, if we elect not to fund our pro rata share of these additional investments, there may be adverse consequences including the forced conversion of our preferred stock into common stock at an unfavorable conversion rate and the corresponding loss of any liquidation preferences or other rights and privileges that may be applicable to the securities we currently hold.

Due to the perpetual nature of our corporate structure, we believe that we can be a patient investor in our portfolio companies, allowing them flexibility to access IPO windows when the timing and pricing may be best for the company and us. In the event of a prolonged closure of the IPO markets, we can be flexible as our portfolio companies wait for a market recovery or seek alternative exit strategies. However, there may be situations where our portfolio companies will not perform as planned and thus be unable to go public under any circumstances. There may also be situations where a specific industry or sector will no longer be attractive to IPO investors.

In such cases, we will consider whether the portfolio company has already passed, or is likely to exceed, our targeted 18-month IPO completion period. If we believe the portfolio company will not complete an IPO within this period, our investment adviser has the discretion to consider a number of alternative strategies including:

•	Pursuing a negotiated sale of our interests to an existing investor;

•	Attempting to influence the portfolio company’s management to pursue a strategic merger or sale;

•	Identifying potential third party investors interested in purchasing all or a portion of our interest; and

•

Accessing the trading platforms of private secondary marketplaces that have emerged as an alternative to traditional public equity exchanges to provide liquidity principally to the stockholders of venture capital-backed, private companies, to the extent that such a market may exist for the subject portfolio company.

Our ability to liquidate our investments under any of these strategies will be highly uncertain although we expect to have a greater chance of success if our investments contain structural protections. Nonetheless, even if we are successful in liquidating an investment under these circumstances, we are not likely to achieve our targeted return and we may suffer a loss on our investment.

See “Risk Factors—The securities of our private portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO within our targeted time frame will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any.”

Structural Protections.    Of our investments in 18 private portfolio companies as of September 30, 2012, we have been provided some structural protection with respect to investments in ten of these portfolio companies. However, subsequent to September 30, 2012, our structural protection in BrightSource, which had a structurally protected appreciation multiple at IPO of 1.25x our investment cost, was eliminated when the Series E preferred stock we held was automatically converted into BrightSource’s common stock as part of BrightSource’s Series 1 convertible preferred stock financing on October 24, 2012. Accordingly, our structural protection analysis as of September 30, 2012 excludes our previous investment in BrightSource in which we no longer have structural protection.

Our structural protections typically include conversion rights upon an IPO which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO. Our structural protection in nine private portfolio companies (excluding BrightSource) as of September 30, 2012 can be summarized as follows:

•

Four of these portfolio companies (with an aggregate cost of $19.0 million and aggregate fair value of $20.7 million as of September 30, 2012) have structural protections that would, in the event of an IPO, entitle us to receive shares of common stock with a weighted-average aggregate value, at the time of issuance, of 1.56x our investment cost. We refer to this multiple as our structurally protected appreciation multiple.

•

Five of these portfolio companies (with an aggregate cost of $18.0 million and an aggregate fair value of $21.4 million as of September 30, 2012) have a structurally protected appreciation multiple of 2.0x our investment cost upon an IPO.

As of September 30, 2012, our structurally protected appreciation on these investments would, if each of these nine portfolio companies completed an IPO, result in an increase in our unrealized appreciation of $23.6 million at the time of the IPO.

Portfolio Companies with Structurally Protected Appreciation at IPO:	Number of Portfolio Companies	Weighted-Average Structurally Protected Appreciation Multiple at IPO	Cost of Investment as of September 30, 2012 (in millions)	Fair Value of Investment as of September 30, 2012 (in millions)	Potential Increase in Unrealized Appreciation Based on Structural Protections at IPO as of September 30, 2012 (in millions)
Equal to or greater than 1.5x but less than 2.0x (1)	4	1.56x	$19.0	$20.7	$9.0
Equal to 2.0x	5	2.00x	$18.0	$21.4	$14.6
Total	9	1.78x	$37.0	$42.1	$23.6

(1)	Includes LifeLock which had a structurally protected appreciation multiple of 1.7x our investment cost and completed its IPO on October 2, 2012. Our investments in three remaining portfolio companies in this category provide for an increase in the structurally protected appreciation multiple up to 2x our investment cost if the portfolio company fails to complete an IPO within certain time frames. The above table reflects the structurally protected appreciation multiple in effect as of September 30, 2012 for these three portfolio companies.

On October 2, 2012, LifeLock priced its IPO at $9.00 per share. The shares of LifeLock’s common stock began trading on the New York Stock Exchange on October 3, 2012. In connection with LifeLock’s IPO, the 634,711 shares of Series E preferred stock which we purchased in March 2012 for $5.0 million, or $7.88 per share, were automatically converted into 944,513 shares of LifeLock’s common stock, based on an adjusted conversion price of $5.29 per share. The adjusted conversion price of $5.29 per share represents our cost basis in the shares of LifeLock’s common stock we received and was calculated based on our structurally protected appreciation multiple of 1.7x our investment cost of $5.0 million – meaning we received common shares at the time of LifeLock’s IPO that had a market value of $8.5 million based on the $9.00 IPO price. Prior to giving effect to LifeLock’s IPO, as of September 30, 2012, the fair value of our Series E preferred stock investment in LifeLock was $6.8 million and the potential increase in unrealized appreciation based on the structural protections at IPO was $1.7 million out of the overall potential increase in unrealized appreciation based on the structural protections at IPO of $23.6 million reflected in the above table.

The structurally protected appreciation is calculated assuming each portfolio company completes an IPO. Further, the structurally protected appreciation is not impacted by the IPO price, since the structural protections are designed to derive such appreciation at any IPO price at the time of the IPO. The only exceptions are: (i) the structural protection provided in the Corsair common stock investment where the structurally protected appreciation begins to decline as the Corsair IPO price falls below $10.00 per share, and (ii) the structural protection provided in one of our other private portfolio companies where the structurally protected appreciation of 2.0x of our investment cost begins to decline as the IPO price falls below our cost basis per share. In each of the nine portfolio company investments that have structural protections, it is possible for us to achieve an unrealized appreciation at IPO in excess of the structurally protected appreciation amount where the portfolio company’s IPO price exceeds a threshold amount.

Our ability to realize the structurally protected appreciation at the time of the IPO will depend on a number of factors including each portfolio company’s completion of an IPO, any adjustment to the special IPO conversion price that may be negotiated prior to or during the IPO process, the possible subsequent issuance of more senior securities that may impact the relative value of the structural protection, and fluctuations in the market price of each portfolio company’s common shares until such time as the common shares received upon conversion can be disposed of following the expiration of a customary 180-day post-IPO lockup period. Accordingly, the structurally protected appreciation would not be available unless each portfolio company completes an IPO. Further, even if an IPO is completed, the structurally protected appreciation would not be realized unless the market price of each portfolio company’s common shares equals or exceeds the IPO price at the time such shares are disposed of following the post-IPO lockup period.

Of the nine portfolio companies that have structurally protected appreciation at the time of an IPO, five of these portfolio companies (including LifeLock), as of September 30, 2012, provide us with a senior right and preference upon the portfolio company’s sale or liquidation to receive a distribution of the portfolio company’s assets (after payment of liabilities) equal to 1.7x to 2.0x our investment cost. However, subsequent to September 30, 2012, our preferred stock liquidation preference in one of these portfolio companies was changed to provide us with a senior liquidation preference equal to 1.0x our investment cost, with a right to participate in any remaining distributions (after the payment of all preferred stock liquidation preferences) with the holders of common stock on an as converted basis. Our ability to realize the structurally protected appreciation at the time of a sale or liquidation of the portfolio company will depend on a number of factors including each portfolio company’s completion of a sale or liquidation, the realization of sales or liquidation proceeds (after payment of liabilities) sufficient to pay our senior preference amount, any adjustment to our preference amount that may be negotiated prior to any sale or liquidation, and the possible subsequent issuance of more senior securities that may make our preference rights subordinate to the preference rights of senior security holders. Upon a sale or liquidation of these portfolio companies, we also retain the right to convert our shares of preferred stock to common if, upon conversion, the amount we would receive on our common stock is greater than our preference amount. In addition to these five portfolio companies, we also have structurally protected appreciation with respect to a sale of Corsair which would entitle us to receive 2.0x our investment cost in such sale; provided, however, that our 2.0x structural protection in a sale begins to decline if the Corsair sale price falls below $10.00 per share.

See “Risk Factors—We may not succeed in negotiating structural protections for our investments, and cannot assure you that we will realize gains from structural protections in our investments.”

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in our net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments. Net investment income (loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses. Net realized gain (loss), if any, is the difference between the net proceeds of sales of portfolio company securities and their stated cost. Net unrealized appreciation (depreciation) from investments is the net change in the fair value of our investment portfolio.

Set forth below are the results of operations for the nine months ended September 30, 2012 and 2011 and for the years ended December 31, 2011, 2010 and 2009.

Comparison of Nine Months ended September 30, 2012 and 2011

Investment Income.    For the nine months ended September 30, 2012 and 2011, we earned interest and dividend income from certificates of deposit and money market investments of $3,377 and $49,660, respectively, a decrease of $46,283 compared to the prior period. No other investment income was recorded during the nine months ended September 30, 2012 and 2011.

Our preferred and common stock, warrants, and equity interests are generally non-income producing. Although our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing. Accordingly, we expect that our investments in portfolio companies will consist of securities that typically do not provide current income through interest or dividend income.

We invest our cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully-collateralized by such securities. However, the investment income we generate from these money market funds is not expected to be significant.

Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after the portfolio company completes an IPO and after the expiration of a customary 180-day post-IPO lockup agreement. Dispositions of our portfolio company investments are discretionary and based on our business judgment. Since we typically do not expect to generate current income from our portfolio company investments, our operating expenses will be financed from our capital base during periods of time between realizations of capital gains on our investments, if any.

Operating Expenses.    Our primary operating expenses include the payment of: (i) investment advisory fees to our investment adviser, Keating Investments, (ii) our allocable portion of overhead and other expenses incurred by Keating Investments, as our administrator, in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, and (iii) other operating expenses which are detailed below. Our investment advisory fee compensates our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. See “Investment Advisory and Administrative Services Agreement” below. We bear all other expenses of our operations and transactions, including, without limitation:

•	costs of calculating our net asset value, including the cost of any third-party valuation services;

•	costs of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	costs related to organization and offerings;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	any stock exchange listing fees;

•	applicable federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, and long distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act, Sarbanes-Oxley Act, and applicable federal and state securities laws; and

•

all other expenses incurred by either Keating Investments or us in connection with administering our business, including payments under the Investment Advisory and Administrative Services Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Keating Investments in performing its obligations under the Investment Advisory and Administrative Services Agreement, including our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Operating expenses for the nine months ended September 30, 2012 and 2011 were $3,196,180 and $2,615,907, respectively, an increase of $580,273 compared to the prior period. A summary of the items comprising the increase in our operating expenses for the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 is set forth in the table below.

	Nine Months Ended
	September 30, 2012	September 30, 2011	Increase / (Decrease)
Operating Expenses
Base management fees	$1,151,127	$764,375	$386,752
Incentive fees	453,498	(2,871)	456,369
Administrative expenses allocated from investment adviser	476,645	330,263	146,382
Legal and professional fees	522,083	357,135	164,948
Directors’ fees	120,000	90,289	29,711
Stock transfer agent fees	47,100	163,215	(116,115)
Printing and fulfillment expenses	89,548	152,583	(63,035)
Postage and delivery expenses	51,825	136,696	(84,871)
Stock issuance expenses	—	114,388	(114,388)
Travel and entertainment expenses	63,758	304,503	(240,745)
General and administrative expenses	220,596	205,331	15,265

Total Operating Expenses	$3,196,180	$2,615,907	$580,273

The increase of $386,752 in base management fees for the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 was the result of an increase in our gross assets on which the base management fee is calculated. The increase in our gross assets was primarily the result of the net proceeds received during 2011 from the sale of common stock in our continuous public offering, which concluded on June 30, 2011.

The increase of $456,369 in incentive fees for the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 was the result of $1,985,284 in net unrealized appreciation and $282,203 of net realized gains on our portfolio company investments during the nine months ended September 30, 2012, compared to $14,536 of net unrealized depreciation on our portfolio company investments during the nine months ended September 30, 2011. See “Investment Advisory and Administrative Services Agreement” below.

The increase of $146,382 in administrative expenses allocated from our investment adviser for the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 was primarily the result of the allocation to us of additional salary and benefit expenses associated with our management and administration.

The increase of $164,948 in legal and professional fees for the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 was primarily the result of: (i) an increase in audit and tax fees of $77,771 associated with the increase in our portfolio company investments since September 30, 2011, (ii) an increase of $60,848 in fees paid to public relations firms driven by our focus on building and enhancing our stockholder communications, investor relations and brand marketing programs, (iii) an increase in valuation services of $37,281 associated with the increase in our portfolio company investments since September 30, 2011, and (iv) an increase in website design and maintenance fees of $14,100. The increase in legal and professional fees for the nine months ended September 30, 2012 was partially offset by a decrease in other consulting fees of $38,203.

The increase of $29,711 in directors’ fees for the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 was the result of (i) an increase in the number of independent directors from three to four, and (ii) increases in annual fees paid to independent directors.

The decreases of: (i) $116,115 in stock transfer agent fees, (ii) $63,035 in printing and fulfillment expenses, and (iii) $84,871 in postage and delivery expenses during the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 were primarily the result of higher transfer agents fees prior to the listing of our common stock on Nasdaq Capital Market in December 2011 and increased printing and production volume and related mailing of investor and marketing materials during the nine months ended September 30, 2011 associated with our continuous public offering, which concluded on June 30, 2011.

The decrease of $114,388 in stock issuance expenses during the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 was the result of the conclusion of our continuous public offering on June 30, 2011.

The decrease of $240,475 in travel and entertainment expenses during the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 was primarily the result of increased travel and travel-related expenses related to investor conferences and meetings during the nine months ended September 30, 2011 associated with our continuous public offering, which concluded June 30, 2011.

The increase of $15,265 in general and administrative expenses during the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 was primarily the result of decreases in marketing and advertising expenses and bank service charges, partially offset by increases in database and information services subscription expenses, regulatory fees, and insurance expenses.

We continue to focus on building and enhancing our stockholder communications, investor relations and brand marketing programs which we began in anticipation of the listing of our common stock on Nasdaq Capital Market in December 2011. We believe it is important to continue to develop these programs as they will be the foundation of our investor relations initiatives as we anticipate that we will need to access the capital markets from time to time to raise additional capital to fund new portfolio company investments. While some of these expenses may be one-time in nature, the majority of these expenses will continue, and may increase over time, as we attempt to develop interest in the Company and an active trading market for our shares.

Our operating expenses (excluding base management fees, incentive fees and stock issuance costs) for the nine months ended September 30, 2012 and 2011 were $1,591,555 and $1,740,015, respectively, a decrease of $148,460. This decrease was primarily related to decreases in various operating expenses related to our continuous public offering, which concluded on June 30, 2011, offset by increases in administrative expenses allocated from our investment adviser, legal and professional fees, director fees, and general and administrative expenses. We expect our operating expenses (excluding base management fees, incentive fees and stock issuance costs) to range from $500,000 to $625,000 each quarter through the end of 2013; however, such expenses are expected to increase to about $750,000 each quarter if we are successful in completing this offering. We do not expect to incur significant incremental operating expenses (excluding base management fees, incentive fees and stock issuance costs) from any increase in our capital base from approximately $100 million to $250 million. Accordingly, based on our current level of assets and any proceeds we raise from future equity offerings, we would expect our annualized operating expense ratio to decline as we raise more capital since the rate of increase in total operating expenses (including base management fees) should be less than the rate of increase in our net assets as a result of such future equity offerings.

Net Investment Loss.    Net investment loss for the nine months ended September 30, 2012 and 2011 were $3,192,803 and $2,566,247, respectively. The increase of $626,556 in net investment loss for the nine months ended September 30, 2012 compared to the nine months ended September 30, 2011 is attributable to an increase in our operating expenses of $580,273, along with a decrease in our interest and dividend income of $46,283.

Basic and diluted net investment loss per common share was $0.34 for the nine months ended September 30, 2012 compared to basic and diluted net investment loss per common share of $0.42 for the nine months ended September 30, 2011.

Realized Gains (Losses) on Investments.    For the nine months ended September 30, 2012 and 2011, realized gains on investments totaled $282,203 and $0, respectively. During the nine months ended September 30, 2012, we sold 65,000 shares of Solazyme’s common stock having an aggregate cost of $575,588, or $8.86 per share, for an aggregate sales price (net of commissions and selling expenses) of $979,219, or an average price per share of $15.06. The shares of Solazyme’s common stock that we sold were specifically identified as the shares we acquired upon conversion of the Series D preferred stock at the time of the IPO. Accordingly, we realized a capital gain of $403,631 on our sale of these shares in the nine months ended September 30, 2012. During the nine months ended September 30, 2012, we also sold 160,000 shares of NeoPhotonics’ common stock having an aggregate cost of $1,000,000, or $6.25 per share, for an aggregate sales price (net of commissions and selling expenses) of $878,572, or an average price per share of $5.49. Accordingly, we realized a capital loss of $121,428 on our sale of these NeoPhotonics’ shares in the nine months ended September 30, 2012. During the nine months ended September 30, 2011, we did not dispose of any of our investments in portfolio companies and, accordingly, we had no realized gains or losses during the nine months ended September 30, 2011.

Net Change in Unrealized Appreciation (Depreciation) on Investments.    For the nine months ended September 30, 2012 and 2011, the net change in unrealized appreciation (depreciation) on investments totaled $1,985,284 and $(14,356), respectively.

The following table summarizes the cost and value of our portfolio company investments as of September 30, 2012 and December 31, 2011, and the change in unrealized appreciation (depreciation) on each individual portfolio company investment comprising the net change in unrealized appreciation (depreciation) on investments of $1,985,284 for the nine months ended September 30, 2012.

	September 30, 2012			December 31, 2011
Portfolio Company	Cost	Value	Unrealized Appreciation (Depreciation)	Cost	Value	Unrealized Appreciation (Depreciation)	Change In Unrealized Appreciation (Depreciation)
Private Portfolio Companies:
Livescribe, Inc.	$606,187	$163,923	$(442,264)	$550,881	$154,324	$(396,557)	$(45,707)
MBA Polymers, Inc.	2,000,000	2,120,000	120,000	2,000,000	2,000,000	—	120,000
BrightSource Energy, Inc.	2,500,006	1,820,000	(680,006)	2,500,006	2,500,006	—	(680,006)
Harvest Power, Inc.	2,499,999	3,540,000	1,040,001	2,499,999	2,499,999	—	1,040,001
Suniva, Inc.	2,500,007	1,350,000	(1,150,007)	2,500,007	2,500,007	—	(1,150,007)
Xtime, Inc.	3,000,000	4,442,878	1,442,878	3,000,000	3,009,156	9,156	1,433,722
Corsair Components, Inc.	4,000,080	5,600,000	1,599,920	4,000,080	5,610,000	1,609,920	(10,000)
Metabolon, Inc.	4,000,000	4,280,000	280,000	4,000,000	4,000,000	—	280,000
Kabam, Inc.	1,328,860	1,070,000	(258,860)	1,328,860	1,328,860	—	(258,860)
Tremor Video, Inc.	4,000,001	3,920,000	(80,001)	4,000,001	4,000,001	—	(80,001)
TrueCar, Inc.	2,999,996	2,690,000	(309,996)	2,999,996	2,999,996	—	(309,996)
Agilyx Corporation	4,000,000	3,770,000	(230,000)	4,000,000	4,000,000	—	(230,000)
Zoosk, Inc.	2,999,999	2,999,999	—	—	—	—	—
LifeLock, Inc.	5,000,000	6,800,000	1,800,000	—	—	—	1,800,000
SilkRoad, Inc.	5,000,000	5,000,000	—	—	—	—	—
Glam Media, Inc.	4,999,999	4,999,999	—	—	—	—	—
Stoke, Inc.	3,500,000	3,500,000	—	—	—	—	—
Jumptap, Inc.	4,999,995	4,999,995	—	—	—	—	—
Publicly Traded Portfolio Companies:
NeoPhotonics Corporation	—	—	—	1,000,000	732,800	(267,200)	267,200
Solazyme, Inc.	1,505,162	1,699,681	194,519	1,553,250	1,938,831	385,581	(191,062)

Total	$61,440,291	$64,766,475	$3,326,184	$35,933,080	$37,273,980	$1,340,900	$1,985,284

The net change in unrealized appreciation (depreciation) on our publicly traded portfolio company investments in NeoPhotonics and Solazyme during the nine months ended September 30, 2012 reflects the change in market prices for these portfolio companies and our disposition of these investments, and we will continue to be subject to market fluctuations in the prices of our remaining investment in Solazyme. The change in unrealized appreciation (depreciation) on certain of our private portfolio company investments during the nine months ended September 30, 2012 is primarily attributable to one or more of the following reasons:

•

A significant change in the portfolio company’s financial condition or operating performance compared to projections, and any significant changes to the portfolio company’s budget relative to previous projections.

•

A reduction in our weighting of the precedent transaction value since such value may no longer represent the best indicator of fair value within a range of fair values developed from the various valuation approaches and methods used. Precedent transactions may include the transaction in which we acquired our portfolio company interests, as well as subsequent transactions in the equity of the portfolio company, in which we may or may not have participated. In assessing whether the precedent transaction continues to represent the best indicator, or an indicator, of fair value at valuation dates subsequent to the date of the precedent transaction, we typically will consider the recency of the precedent transaction, along with significant changes in portfolio company’s business performance and financial condition and other significant events or conditions occurring subsequent to the date of the precedent transaction.

•

The establishment of a new precedent transaction value based on a more recent transaction involving the portfolio company’s equity securities, whether or not we participated in such transaction, taking into account the price, rights, preferences and limitations of the equity securities.

•	A change in the market multiples of the selected comparable public companies used to value a portfolio company.

•	An adjustment to the discount for lack of marketability due to a significant change in the time frame in which the portfolio company expects to pursue or complete an IPO or sale.

A discussion of the net change in unrealized (depreciation) during the nine months ended September 30, 2012 for certain of our portfolio company investments follows:

•

The appreciation in the fair value of our investment in LifeLock during the nine months ended September 30, 2012 was primarily the result of a reduction in our weighting of the precedent transaction value in favor of a weighting to the IPO value and the reduction in the discount for lack of marketability applied to our LifeLock investment, which were based on LifeLock’s progress toward an IPO, including the filing of a registration statement on August 28, 2012 and LifeLock’s commencement of an IPO road show in September 2012.

•

The depreciation in the fair value of our investment in BrightSource during the nine months ended September 30, 2012 was the result of the implied equity value of BrightSource derived from the initial closing of BrightSource’s Series 1 convertible preferred stock financing, the securities we received in connection with the conversion of the Series E preferred, our pro rata participation in the Series 1 convertible preferred stock financing, and other factors.

•

The appreciation in the fair value of our investment in Harvest Power during the nine months ended September 30, 2012 was primarily the result of Harvest Power’s equity value as implied by the Series C convertible preferred stock financing, which was initially closed in March 2012 with an additional closing in July 2012, and other factors.

•

The depreciation in the fair value of our investment in Suniva during the nine months ended September 30, 2012 was primarily the result of a deterioration in Suniva’s operating performance compared to projections, reductions in the 2012 budget relative to previous projections, reductions in the relevant multiples of comparable public companies since the date of our investment, and changes in Suniva’s financial condition during the nine months ended September 30, 2012.

•

The appreciation in the fair value of our investment in Xtime during the nine months ended September 30, 2012 was the result of Xtime’s equity value as implied by the terms of Xtime’s Series 2 convertible preferred stock financing (including the conversion the shares of Series F preferred stock we held for newly-created Series 1A convertible preferred stock and certain warrants to acquire additional shares of Xtime’s common stock for nominal consideration upon an IPO), a reduction in our weighting of the precedent transaction value based on the length of time which has transpired since the closing of our investment, and other factors.

•

The changes in the fair values of our investments in Metabolon, Kabam, TrueCar and Agilyx during the nine months ended September 30, 2012 were the result of reductions in our weightings of the precedent transaction value based on the length of time which has transpired since the closing of our investments, our increased weightings on values derived under the comparable public company, discounted cash flow and comparable transaction methods, as applicable, and other factors.

The net change in unrealized appreciation (depreciation) on investments of $(14,356) for the nine months ended September 30, 2011 was comprised of: (i) a decrease of $449,000 in unrealized appreciation on our common stock investment in NeoPhotonics, (ii) an increase of $22,991 in unrealized depreciation on our common stock investment in Solazyme, (iii) an increase of $277,441 in unrealized depreciation on our preferred stock and preferred stock warrants investments in Livescribe, (iv) an increase of $725,920 in unrealized appreciation on our common stock investment in Corsair, and (v) an increase of $9,156 in unrealized appreciation on our common stock warrants in Xtime. The primary factor driving the net change in unrealized appreciation (depreciation) on NeoPhotonics and Solazyme, both publicly traded portfolio companies, during the nine months ended September 30, 2011, was changes in market prices for these companies.

Net Decrease in Net Assets Resulting From Operations and Per Share Information.    The net decrease in our net assets resulting from operations for the nine months ended September 30, 2012 was $925,316, which included $282,203 in net realized gains and $1,985,284 in net unrealized appreciation on investments recorded during such period, compared to a net decrease in our net assets resulting from operations for the nine months ended September 30, 2011 of $2,580,603, which included $14,536 in net unrealized depreciation on investments recorded during such period.

Basic and diluted net decrease in net assets resulting from operations per common share was $0.10 for the nine months ended September 30, 2012, compared to basic and diluted net decrease in net assets resulting from operations per common share of $0.42 per common share for the nine months ended September 30, 2011.

Comparison of Years ended December 31, 2011 and 2010

Investment Income.    For the years ended December 31, 2011 and 2010, we earned interest income from certificates of deposit and money market investments of $54,348 and $44,009, respectively. During 2010, we also recorded other income of $10,000 representing a non-refundable due diligence fee received from a prospective portfolio company in December 2009, which was initially recorded as deferred income and was subsequently recognized as income when the proposed investment transaction failed to close in February 2010. No other investment income was recorded during 2011 or 2010.

Operating Expenses.    Operating expenses for the years ended December 31, 2011 and 2010 were $3,764,370 and $2,031,002, respectively, an increase of $1,733,368 compared to the prior period. A summary of the items comprising the increase in our operating expenses for 2011 compared to 2010 is set forth below:

	Year Ended
	December 31, 2011	December 31, 2010	Increase / (Decrease)
Operating Expenses
Base management fees	$1,153,058	$218,876	$934,182
Incentive fees	152,757	115,423	37,334
Administrative expenses allocated from investment adviser	450,019	404,633	45,386
Legal and professional fees	579,751	335,839	243,912
Directors’ fees	130,289	108,000	22,289
Stock transfer agent fees	212,262	192,306	19,956
Printing and fulfillment expenses	185,536	108,192	77,344
Postage and delivery expenses	146,287	98,907	47,380
Stock issuance expenses	114,388	156,941	(42,553)
Travel and entertainment expenses	345,461	125,617	219,844
General and administrative expenses	294,562	166,268	128,294

Total Operating Expenses	$3,764,370	$2,031,002	$1,733,368

The increase of $934,182 in base management fees for 2011 compared to 2010 was the result of an increase in our gross assets on which the base management fee is calculated. The increase in our gross assets in 2011 was primarily the result of the net proceeds received during 2011 from the sale of common stock in our continuous public offering, which concluded on June 30, 2011.

The increase of $37,334 in incentive fees for 2011 compared to 2010 was the result of the increase of $763,784 of net unrealized appreciation on our portfolio company investments that was recorded during 2011. See “Investment Advisory and Administrative Services Agreement” below.

The increase of $45,386 in administrative expenses allocated from our investment adviser for 2011 compared to 2010 was primarily the result of the allocation to us of additional expenses associated with management, coordination and administration of the investor outreach during the final six months of our continuous public offering which concluded June 30, 2011.

The increase of $243,912 in legal and professional fees for 2011 compared to 2010 was primarily the result of: (i) an increase in audit and audit related expenses of $72,379 associated with the increase in our portfolio company investments in 2011 compared to 2010, (ii) an increase of $63,477 in fees paid to third-party valuation firms engaged to review preliminary portfolio company investment valuations prepared by the senior investment professionals of our investment adviser, based on our increased portfolio company investment activity in 2011 compared to 2010, (iii) an increase of $61,393 in fees paid to public relations firms associated with the listing of our common stock on Nasdaq, and (iv) a fee of $40,000 paid to a recruiting firm in connection with the hiring of our current Chief Financial Officer in November 2011.

The increases of: (i) $19,956 in stock transfer agent fees, (ii) $77,344 in printing and fulfillment expenses, and (iii) $47,380 in postage and delivery expenses during 2011 compared to 2010 were primarily the result of an increase in the printing and production volume and related mailing of investor and marketing materials associated with the final six months our continuous public offering which concluded on June 30, 2011.

The increase of $219,844 in travel and entertainment expenses for 2011 compared to 2010 was primarily the result of an increase in travel and travel-related expenses related to investor conferences and meetings during the final six months of our continuous public offering which concluded June 30, 2011.

The increase of $128,294 in general and administrative expenses for 2011 compared to 2010 was primarily the result of an increase in expenses associated with press releases, brand marketing, and web site improvements and online search optimization.

Net Investment Loss.    Net investment loss for the years ended December 31, 2011 and 2010 were $3,710,022 and $1,976,993, respectively. The increase of $1,733,029 in net investment loss for 2011 compared to 2010 is primarily attributable to an increase in our operating expenses of $1,733,368, as discussed above.

Basic and diluted net investment loss per common share was $0.54 for the year ended December 31, 2011, compared to basic and diluted net investment loss per common share of $1.43 for the year ended December 31, 2010.

Net Change in Unrealized Appreciation (Depreciation) on Investments.    For the years ended December 31, 2011 and 2010, the net change in unrealized appreciation (depreciation) on investments totaled $763,784 and $577,116, respectively. The following table summarizes the cost and value of our portfolio company investments as of December 31, 2011 and 2010, and the change in unrealized appreciation (depreciation) on each individual portfolio company investment comprising the net change in unrealized appreciation on investments of $763,784 for the year ended December 31, 2011.

	December 31, 2011			December 31, 2010			Change In Unrealized Appreciation (Depreciation)
Portfolio Company	Cost	Value	Unrealized Appreciation (Depreciation)	Cost	Value	Unrealized Appreciation (Depreciation)
Private Portfolio Companies:
Livescribe, Inc.	$550,881	$154,324	$(396,557)	$500,500	$527,616	$27,116	$(423,673)
MBA Polymers, Inc.	2,000,000	2,000,000	—	1,100,000	1,100,000	—	—
BrightSource Energy, Inc.	2,500,006	2,500,006	—	—	—	—	—
Harvest Power, Inc.	2,499,999	2,499,999	—	—	—	—	—
Suniva, Inc.	2,500,007	2,500,007	—	—	—	—	—
Xtime, Inc.	3,000,000	3,009,156	9,156	—	—	—	9,156
Corsair Components, Inc.	4,000,080	5,610,000	1,609,920	—	—	—	1,609,920
Metabolon, Inc.	4,000,000	4,000,000	—	—	—	—	—
Kabam, Inc.	1,328,860	1,328,860	—	—	—	—	—
Tremor Video, Inc.	4,000,001	4,000,001	—	—	—	—	—
TrueCar, Inc.	2,999,996	2,999,996	—	—	—	—	—
Agylix Corporation	4,000,000	4,000,000	—	—	—	—	—
Publicly Traded Portfolio Companies:							—
NeoPhotonics Corporation(1)	1,000,000	732,800	(267,200)	1,000,000	1,550,000	550,000	(817,200)
Solazyme, Inc.(1)	1,553,250	1,938,831	385,581	999,991	999,991	—	385,581

Total	$35,933,080	$37,273,980	$1,340,900	$3,600,491	$4,177,607	$577,116	$763,784

(1)	NeoPhotonics and Solazyme were considered private portfolio companies as of December 31, 2010 as NeoPhotonics and Solazyme did not complete their initial public offerings until February 2, 2011 and May 27, 2011, respectively.

The net change in unrealized appreciation (depreciation) on our publicly traded portfolio company investments in NeoPhotonics and Solazyme during 2011 reflects the change in market prices for these portfolio companies, and we will continue to be subject to market fluctuations in the prices of our publicly traded securities. The increase in the unrealized depreciation on our investment in Livescribe during 2011 was primarily the result of the deterioration in Livescribe’s operating performance compared to projections, its reduction in available cash and working capital resources, and its decline in net book value, supported by the then pending Series C-2 convertible preferred stock round being funded by existing investors at a lower valuation than the Series C and C-1 rounds. The increase in the unrealized appreciation on our investment in Corsair during 2011 was primarily the result of an increase in the relevant multiples for comparable public companies, Corsair’s operating performance compared to projections, recent prices for the redemption of common stock from certain current and former management, and other supporting factors.

During the years ended December 31, 2011 and 2010, we did not dispose of any of our investments in portfolio companies. As a result, we did not generate any net realized gains or losses from our portfolio company investment activity during 2011 or 2010. Upon sale of any of our portfolio company investments, the value that is ultimately realized could be different from the value currently reflected in our financial statements, and this difference could be material.

Net Decrease in Net Assets Resulting From Operations and Per Share Information.    The net decrease in our net assets resulting from operations for the year ended December 31, 2011 was $2,946,238, which included $763,784 in net unrealized appreciation on investments recorded during such period, compared to a net decrease in our net assets resulting from operations for the year ended December 31, 2010 of $1,399,877, which included $577,116 in net unrealized appreciation on investments recorded during such period.

Basic and diluted net decrease in net assets per common share was $0.43 for the year ended December 31, 2011, compared to basic and diluted net decrease in net assets per common share of $1.01 per common share for the year ended December 31, 2010.

Comparison of Years ended December 31, 2010 and 2009

Investment Income.    For the years ended December 31, 2010 and 2009, we earned interest income from certificates of deposit and money market investments of $44,009 and $10,637, respectively. The increase in our investment income in 2010 compared to 2009 was due primarily to the temporary investment of the net proceeds we received in 2010 from our continuous public offering. During 2010, we also recorded other income of $10,000 representing a non-refundable due diligence fee received from a prospective portfolio company.

Operating Expenses.    Operating expenses for the years ended December 31, 2010 and 2009 were $2,031,002 and $1,006,615, respectively, an increase of $1,024,387 compared to the prior period. A summary of the items comprising the increase in our operating expenses for 2010 compared to 2009 is set forth below:

	Year Ended
	December 31, 2010	December 31, 2009	Increase / (Decrease)
Operating Expenses
Base management fees	$218,876	$90,904	$127,972
Incentive fees	115,423	—	115,423
Administrative expenses allocated from investment adviser	404,633	269,384	135,249
Legal and professional fees	335,839	254,572	81,267
Directors’ fees	108,000	99,000	9,000
Stock transfer agent fees	192,306	133,554	58,752
Printing and fulfillment expenses	108,192	25,501	82,691
Postage and delivery expenses	98,907	16,908	81,999
Stock issuance expenses	156,941	—	156,941
Travel and entertainment expenses	125,617	27,420	98,197
General and administrative expenses	166,268	89,372	76,896

Total Operating Expenses	$2,031,002	$1,006,615	$1,024,387

The increase of $127,972 in base management fees for 2010 compared to 2009 was the result of an increase in gross assets on which the base management fee is calculated. The increase in our gross assets in 2010 was primarily the result of net proceeds received during 2010 from the sale of common stock in our continuous public offering.

The increase of $115,423 in incentive fees for 2010 compared to 2009 was the result of recording an incentive fee payable to our investment adviser on the unrealized appreciation of our portfolio company investments as of December 31, 2010, while we held no portfolio company investments with unrealized appreciation as of December 31, 2009. See “Investment Advisory and Administrative Services Agreement” below.

The increase of $135,249 in administrative expenses allocated from our investment adviser for 2010 compared to 2009 was primarily the result of: (i) the allocation to us of additional expenses associated with the management, coordination and administration of outreach activities designed to widen distribution of our shares in our continuous public offering, and (ii) the allocation to us of additional expenses associated with the management and implementation of our stockholder communications, investor relations and brand marketing initiatives.

The increase of $81,267 in legal and professional fees for 2010 compared to 2009 was primarily the result of: (i) an increase of $30,830 in audit and audit related expenses associated with the increase in our portfolio company investments in 2010 compared to 2009, (ii) an increase of $31,291 in fees paid to third-party valuation firms engaged to review preliminary portfolio company investment valuations prepared by the senior investment professionals of our investment adviser, based on the commencement of our portfolio company investment activity in 2010, and (iii) an increase of $31,428 in fees paid to a consulting firm to review and test the effectiveness of our internal controls over financial reporting beginning in 2010. These increases were offset by a decrease of $60,952 in legal fees paid to our attorneys.

The increase of $58,752 in stock transfer agent fees for 2010 compared to 2009 was primarily related to stock transfer agent fees for our continuous public offering being incurred for an entire 12 month period during 2010 while stock transfer agent fees were not incurred during 2009 until June 2009 when our continuous public offering commenced.

The increase of $82,691 in printing and fulfillment expenses for 2010 compared to 2009 was the result of: (i) an increase in the printing and production volume of periodic reports to our increasing stockholder base as required by state securities laws, (ii) an increase in the printing and production volume of other marketing and informational materials used in our investment origination activities, and (iii) an increase in fulfillment expenses related to inventory management and assembly of investor and broker-dealer kits and other marketing materials associated with our continuous public offering, which concluded on June 30, 2011.

The increase of $81,999 in postage and delivery expenses for 2010 compared to 2009 was primarily the result of an increase in the volume of kits and other marketing materials mailed to investors and broker-dealers in conjunction with our continuous public offering, which concluded on June 30, 2011.

The increase of $156,941 in stock issuance expenses for 2010 compared to 2009 was the result of expensing stock issuance costs associated with maintaining the registration of our continuous public offering (i.e., legal, accounting, printing and blue sky expenses), which expenses had, prior to the first closing under our continuous public offering, been capitalized as deferred offering costs and which were amortized as a reduction to paid-in capital ratably over the remaining term of the continuous public offering which concluded on June 30, 2011.

The increase of $98,197 in travel and entertainment expenses for 2010 compared to 2009 was primarily the result of an increase in travel and travel-related expenses related to investor conferences and meetings during 2010.

The increase of $76,896 in general and administrative expenses for 2010 compared to 2009 was primarily the result of: (i) an increase in database and information service subscription expenses, and (ii) an increase in expenses associated with attending seminars and conferences resulting from our brand marketing initiatives.

Net Investment Loss.    Net investment loss for the years ended December 31, 2010 and 2009 were $1,976,993 and $995,978, respectively. The increase of $981,015 in net investment loss for 2010 compared to 2009 is primarily attributable to an increase in our operating expenses of $1,024,387, as discussed above.

Basic and diluted net investment loss per common share was $1.43 for the year ended December 31, 2010, compared to basic and diluted net investment loss per common share of $1.75 for the year ended December 31, 2009.

Net Change in Unrealized Appreciation (Depreciation) on Investments.    For the years ended December 31, 2010 and 2009, the net change in unrealized appreciation (depreciation) on investments totaled $577,116 and $0, respectively. The following table summarizes the cost and value of our portfolio company investments as of December 31, 2010 and 2009, and the change in unrealized appreciation (depreciation) on each individual portfolio company investment comprising the net change in unrealized appreciation on investments of $577,116 for the year ended December 31, 2010.

	December 31, 2010			December 31, 2009			Change In Unrealized Appreciation (Depreciation)
Portfolio Company	Cost	Value	Unrealized Appreciation (Depreciation)	Cost	Value	Unrealized Appreciation (Depreciation)
Private Portfolio Companies:
NeoPhotonics Corporation(1)	$1,000,000	$1,550,000	$550,000	$—	$—	$—	$550,000
Solazyme, Inc.(1)	999,991	999,991	—	—	—	—	—
Livescribe, Inc.	500,500	527,616	27,116	—	—	—	27,116
MBA Polymers, Inc.	1,100,000	1,100,000	—	—	—	—	—

Total	$3,600,491	$4,177,607	$577,116	$—	$—	$—	$577,116

(1)	NeoPhotonics and Solazyme were considered private portfolio companies as of December 31, 2010 as NeoPhotonics and Solazyme did not complete their initial public offerings until February 2, 2011 and May 27, 2011, respectively.

We made our first portfolio company investment in January 2010 and, as a result, the net change in unrealized appreciation for 2010 was related solely to the four investments we made during 2010. The net change in unrealized appreciation on investments for 2010 was the result of: (i) $550,000 in unrealized appreciation on our convertible preferred stock investment in NeoPhotonics reflecting, among other things, the terms of the Series X convertible preferred stock and NeoPhotonics’ filing of a registration statement for an IPO during 2010, and (ii) $28,705 and $1,589 in unrealized appreciation on our investments in Livescribe’s Series C convertible preferred stock and warrants to acquire Series C convertible preferred stock, respectively, reflecting the enhanced value associated with the warrants being issued only to certain investors in the initial closing of the Series C round.

Net Decrease in Net Assets Resulting From Operations and Per Share Information.    The net decrease in our net assets resulting from operations for the year ended December 31, 2010 was $1,399,877, which included $577,116 in net unrealized appreciation on investments recorded during such period, compared to a net decrease in our net assets resulting from operations for the year ended December 31, 2009 of $995,978, which included $0 in net unrealized appreciation (depreciation) on investments recorded during such period.

Basic and diluted net decrease in net assets per common share was $1.01 for the year ended December 31, 2010, compared to basic and diluted net decrease in net assets per common share of $1.75 per common share for the year ended December 31, 2009.

Financial Condition, Liquidity and Capital Resources

As of September 30, 2012, we had cash and cash equivalents of $10,801,679, compared to cash and cash equivalents of $39,606,512 as of December 31, 2011. We primarily invest our cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully-collateralized by such securities. The investment income we generate from these money market funds is not expected to be significant. During the year ended December 31, 2011, as our investments in four-week certificates of deposit matured, we invested the proceeds into our money market funds. Accordingly, as of December 31, 2011, we no longer held any certificates of deposit classified as short-term investments. Cash needed to fund our near-term operating expenses is held in a bank depository account.

As of September 30, 2012, we were fully invested based on our currently available funds. It is our policy to retain approximately $10 million in cash and cash equivalents to fund our future operating expenses. We currently expect to have a portfolio of approximately 25 companies, taking into account our current portfolio composition and the capital we are raising in this offering. We expect to deploy the net proceeds of this offering within six to 12 months. Since we typically do not expect to generate current income from our portfolio company investments, our operating expenses will be financed from our capital base during periods of time between realizations of capital gains on our investments, if any.

As of September 30, 2012, we had no indebtedness and total accounts payable and accrued expenses of $1,066,231, including amounts owed to our investment adviser. As of September 30, 2012, amounts owed to our investment adviser consist of $124,735 of base management fees, $52,188 of administrative expenses, and $721,677 of accrued incentive fees related to net unrealized appreciation and realized gain on our investments as of September 30, 2012. See “Investment Advisory and Administrative Services Agreement” below.

As of December 31, 2011, we had no indebtedness and total accounts payable and accrued expenses of $558,523, including amounts owed to our investment adviser. As of December 31, 2011, amounts owed to our investment adviser consisted of $130,969 of base management fees, $47,285 of administrative expenses, and $268,180 of accrued incentive fees.

Since the incentive fee is only payable based on realized capital gains (after reduction for realized capital losses and unrealized depreciation), these accrued incentive fees may differ from the actual incentive fee that may be paid to Keating Investments depending on whether we are ultimately able to dispose of our portfolio company investments and generate a net realized capital gain at least commensurate with the unrealized appreciation recorded as of September 30, 2012 and December 31, 2011. See “Investment Advisory and Administrative Services Agreement” below.

We will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investment in portfolio companies for at least one year from the date of this prospectus.

From January 11, 2010 through June 30, 2011, we raised $78,423,340, net of issuance costs, in a continuous public offering of 8,713,705 shares of our common stock, with the final closing of escrowed funds from subscribing investors occurring on July 11, 2011. The shares of common stock were offered at $10.00 per share, adjusted for volume discounts and commission waivers. All shares in the continuous public offering were sold at a price of either $9.30 or $10.00, depending on whether or not sales commissions were waived by the dealer manager. The continuous public offering resulted in gross proceeds of $86,800,000, or an average price of $9.96 per share. The investment adviser purchased 564 shares of common stock in the continuous public offering at a price of $10.00 per share.

Because the portfolio company securities that we acquire are typically illiquid until an IPO or sale of the company, we generally cannot predict the regularity and time periods between dispositions of our portfolio company investments and the realizations of capital gains, if any, from such dispositions. Dispositions of our portfolio company investments are discretionary and based on our business judgment. If we are successful in disposing of a portfolio company investment, we intend to reinvest the principal amount of our investment in new portfolio company opportunities, with any gain that we may realized being distributed to our stockholders after we pay any incentive fees earned by our investment adviser and our operating expenses.

We intend to access the capital markets from time to time in the future to raise cash to fund new investments. We also intend to file a registration statement with the SEC to offer for sale, from time to time, shares of our common stock, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We intend to use the proceeds from these offerings to fund additional investments in portfolio companies consistent with our investment objective. If we are not able to access the capital markets to raise cash to fund new investments, we may not be able to grow our business and fully execute our business strategy and could decrease our investment income, if any, and cause our net asset value to deteriorate.

At our 2012 Annual Meeting of Stockholders, our stockholders approved a proposal to sell or otherwise issue up to 50% of our outstanding common stock at a price (after reduction for commission and discounts) below our net asset value per share at the time of such issuance. Our Board of Directors has also adopted a policy which prohibits us from selling or issuing shares of our common stock at an offering price per share (offering price to public before commissions and discounts) which represents a discount to the then current net asset value per share of more than 15%. This authorization will expire on the earlier of June 1, 2013 or the date of our 2013 Annual Meeting of Stockholders. In order to sell shares pursuant to this authorization, we cannot sell or issue shares of our common stock at a price below our net asset value per share at the time unless our Board of Directors determines that such sale or issuance would be in our and our stockholders’ best interests. Sales of our common stock at a price below our net asset value per share will dilute the interests of existing stockholders, have the effect of reducing our net asset value per share, and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock.

On May 9, 2012, our Board of Directors authorized a stock repurchase program of up to $5.0 million. Under the repurchase program, we are authorized to repurchase shares of our common stock in open market transactions, including through block purchases, depending on prevailing market conditions and other factors. Our stock repurchase program was originally set to expire on November 8, 2012; however, on October 26, 2012, our Board of Directors extended our stock repurchase program for an additional six months. The program will now expire on May 8, 2013, unless extended further by our Board of Directors. The repurchase program may be extended, modified or discontinued at any time for any reason. The repurchase program does not obligate us to acquire any specific number of shares, and all repurchases will be made in accordance with Rule 10b-18 under the Exchange Act, which sets certain restrictions on the method, timing, price and volume of stock repurchases.

Since the inception of our stock repurchase program through September 30, 2012, we have repurchased 70,470 shares of our common stock at an average price of $7.22 per share, including commissions, for a total cost of $508,943, and our net asset value per share has increased by $0.01 per share as a result of these share repurchases. The 70,470 shares of common stock repurchased under our stock repurchase program have not been retired or cancelled, and remain issued but not outstanding shares, and were held in treasury as of

September 30, 2012. Details of the monthly share repurchases under our stock repurchase program since inception are set forth in the table below.

Period	Total Number of Shares Repurchased	Total Cost of Shares Repurchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of the Publicly Announced Program (1)	Total Cost of Shares Purchased as Part of the Publicly Announced Program (1)	Maximum Dollar Value of Shares that May Yet be Purchased Under the Program (1)
April 2012	—	$—	$—	—	$—	$—
May 2012	4,159	29,221	7.03	4,159	29,221	4,970,779
June 2012	34,829	247,977	7.12	34,829	247,977	4,722,802
July 2012	—	—	—	—	—	4,722,802
August 2012	5,469	38,648	7.07	5,469	38,648	4,684,154
September 2012	26,013	193,097	7.42	26,013	193,097	4,491,057

Total	70,470	$508,943	$7.22	70,470	$508,943

(1)	On May 9, 2012, the Company’s Board of Directors authorized a stock repurchase program of up to $5.0 million. The stock repurchase program was originally set to expire on November 8, 2012; however, on October 26, 2012, our Board of Directors extended our stock repurchase program for an additional six months . The program will now expire on May 8, 2013, unless extended further by our Board of Directors .

Dividends and Distributions

Dividends and distributions to our common stockholders must be approved by our Board of Directors and any dividend payable is recorded on the ex-dividend date. On February 11, 2011, our Board of Directors declared a special cash distribution of $446,837, or $0.13 per share outstanding on the record date. The distribution was paid on February 17, 2011 to our stockholders of record as of February 15, 2011. This special cash distribution was based on the unrealized appreciation we had recorded on our NeoPhotonics investment at the time of the distribution, following NeoPhotonics’ completion of its IPO. In the future, we do not expect to pay distributions based on the unrealized appreciation of our private or public company investments.

For federal income tax purposes, distributions paid to our stockholders are characterized and reported as ordinary income, return of capital, long-term capital gains or a combination thereof. Our distribution of $446,837 to stockholders in February 2011 was characterized as a return of capital for federal income tax purposes since we did not generate any investment company taxable income or realized net capital gains during the year ended December 31, 2011.

Distributions to our stockholders will be payable only when and as declared by our Board of Directors and will be paid out of assets legally available for distribution. All distributions will be paid at the discretion of our Board of Directors. We plan to make distributions from any assets legally available for distribution and will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, realized capital gains or are returns of capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which will result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital paid out of offering proceeds will be net of any sales load and offering expenses associated with sales of shares of our common stock.

Our Board of Directors currently maintains a distribution policy with the objective of distributing our net capital gains (which we define for this purpose as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to our investment adviser, our operating expenses, and any other retained amounts. Our Board of Directors currently intends to declare distributions (if any) at least annually, at the end of each year. Since our portfolio company investments will typically not generate current income (i.e., dividends or interest income), we do not expect to generate net ordinary income from which we could make distributions to our stockholders. Our distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. Our Board of Directors intends to distribute to our stockholders in the fourth quarter of this year the net realized capital gains (if any) from any dispositions of our shares of NeoPhotonics and Solazyme. Based on our net realized gains as of September 30, 2012, the distribution would have been approximately $282,000, or approximately $0.03 per share. However, we do not intend to make a distribution until later this year, and the actual amount available for distribution may increase or decrease based on any gains or losses that we may realize on any sales of our shares of Solazyme as of such time.

We will have substantial fluctuations in our distribution payments to stockholders, since we expect to have an average holding period for our portfolio company investments of up to 36 months. Our ability to pay distributions will be based on our ability to invest our capital in securities of suitable portfolio companies in a timely manner, our portfolio companies achieving a liquidity event through either an IPO or sale of the company, and our ability to dispose of our positions at a gain following the liquidity event. We can give no assurance that we will be able to realize any net capital gains from the sale of our portfolio company investments. Accordingly, there can be no assurance that we will pay distributions to our stockholders in the future, and any distributions we do pay to stockholders will typically be paid only from net capital gains, if any, from the disposition of our portfolio company investments, after reduction for any incentive fees, operating expenses or other retained amounts.

Distributions in excess of our current and accumulated earnings and profits would generally be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Our distribution of $446,837 paid to stockholders in February 2011 was characterized as a return of capital for federal income tax purposes. There can be no certainty to stockholders that this determination is representative of what the tax attributes of our future distributions to stockholders, if any, will actually be. Each year a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of portfolio company investments, and/or a return of capital which is a nontaxable distribution) is mailed to our stockholders.

In the event we retain some or all of our realized net capital gains, including amounts retained to pay incentive fees to our investment adviser or our operating expenses, we may designate the retained amount as a deemed distribution to stockholders. In such case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax that we pay on the retained realized net capital gain.

We have adopted an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare a cash dividend or distribution, then our stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividend automatically reinvested in additional whole shares of our common stock (with any fractional share being paid in cash), rather than receiving the cash dividends or distributions. Our distribution of $446,837 to stockholders in February 2011 was not eligible for reinvestment under the dividend reinvestment plan since our shares of common stock had not been listed on a stock exchange at the time of the distribution.

Investment Advisory and Administrative Services Agreement

We have entered into an Investment Advisory and Administrative Services Agreement, pursuant to which Keating Investments has agreed to serve as our investment adviser and to furnish us with certain administrative services necessary to conduct our day-to-day operations. This agreement is terminable by either party upon proper notice. We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components; (i) a base management fee, and (ii) an incentive fee. We also reimburse Keating Investments for our allocable portion of overhead and other administrative expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including an allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Our officers do not receive any compensation directly from us. However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of our gross assets. The Base Fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter. We recorded Base Fees of $1,151,127 and $764,375 for the nine months ended September 30, 2012 and 2011, respectively. As of September 30, 2012 and December 31, 2011, Base Fees payable to the investment adviser were $124,735 and $130,969, respectively. We recorded Base Fees of $1,153,058, $218,876, and $90,904 for the years ended December 31, 2011, 2010, and 2009, respectively. As of December 31, 2011 and 2010, Base Fees payable to the investment adviser were $130,969 and $90,631, respectively.

The incentive fee is payable in arrears as of the end of each calendar year and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for our investments and include both long-term (held more than 12 months) and short-term holdings.

During the nine months ended September 30, 2012, we recorded an incentive fee expense of $453,498 resulting from: (i) an increase in net unrealized appreciation of $1,985,284 on our portfolio company investments during such period, and (ii) an increase in our cumulative net realized capital gains of $282,203 during such period. For the nine months ended September 30, 2011, we recorded a reduction in incentive fee expense of $2,871 resulting from a decrease in net unrealized appreciation on our portfolio company investments of $14,356 during such period.

As of September 30, 2012, we had accrued incentive fees payable to the investment adviser in the amounts of $721,677. The incentive fees are calculated and paid annually based on cumulative net realized capital gains (taking into account cumulative realized capital losses) reduced by unrealized depreciation on any investments that have a fair value below our investment cost and incentive fees previously paid. Accordingly, the accrued incentive fee of $665,237 as of September 30, 2012 related to net unrealized appreciation of $3,326,184 as of September 30, 2012 may differ from the actual incentive fee that may be paid to the investment adviser depending on whether we are ultimately able to dispose of our portfolio company investments and generate a net realized capital gain at least commensurate with the net unrealized appreciation recorded as of September 30, 2012. Further, the accrued incentive fee of $56,440 as of September 30, 2012 related to the cumulative net realized capital gain of $282,203 as of September 30, 2012 may differ from the actual incentive fee paid to the investment adviser depending on the performance of our portfolio company investments taken as a whole for the year ended December 31, 2012. As of September 30, 2012, no incentive fees related to the cumulative net realized capital gain of $282,203 would have been due and payable to the investment adviser since the aggregate unrealized depreciation on our investments that have a fair value below our investment cost exceeded the amount of the cumulative net realized capital gain.

During the years ended December 31, 2011 and 2010, no incentive fees were earned by or payable to the investment adviser in accordance with the contractual terms of the Investment Advisory and Administrative Services Agreement since we did not generate any realized capital gains during such periods. However, during the years ended December 31, 2011 and 2010, we recorded $152,757 and $115,423 in incentive fee expense, respectively, resulting from the increase in net unrealized appreciation on our portfolio company investments of $763,784 and $577,116 during the years ended December 31, 2011 and 2010, respectively. Additionally, as of December 31, 2011 and 2010, we had recorded accrued incentive fees payable to the investment adviser in the amounts of $268,180 and $115,423, respectively, with respect to $1,340,900 and $577,116 of net unrealized appreciation on its portfolio company investments as of December 31, 2011 and 2010, respectively. During the year ended December 31, 2009, no incentive fees were recorded, earned or payable since we did not have any portfolio company investments as of December 31, 2009. Since the incentive fee is only payable based on realized short-term and long-term capital gains (after reduction for realized short-term and long-term capital losses and unrealized depreciation), the accrued incentive fee of $268,180 as of December 31, 2011 may differ from the actual incentive fee that may be paid to the investment adviser depending on whether we are ultimately able to dispose of our portfolio company investments and generate realized capital gains at least commensurate with the unrealized appreciation recorded.

We reimburse the investment adviser for the allocable portion of overhead and other expenses incurred by the investment adviser in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff. However, during the nine months ended September 30, 2012 and the year ended December 31, 2011, no portion of our Chief Compliance Officer’s compensation was allocated to us since he is also a member of the investment adviser’s Investment Committee. Allocated administrative expenses are payable to the investment adviser monthly in arrears.

For the nine months ended September 30, 2012 and 2011, we recorded allocated administrative expenses of $476,645 and $330,263, respectively. As of September 30, 2012 and December 31, 2011, allocated administrative expenses payable to the investment adviser were $52,188 and $47,285, respectively. We recorded allocated administrative expenses of $450,019, $404,633, and $269,384 for the years ended December 31, 2011, 2010, and 2009 respectively. As of December 31, 2011 and 2010, allocated administrative expenses payable to the investment adviser were $47,285 and $41,348, respectively. We also agreed to reimburse the investment adviser for separation payments due to the Company’s former Chief Financial Officer. In consideration for certain separation services, the former Chief Financial Officer was paid a separation payment equal to $8,000 per month (prorated for any partial month) for the period November 16, 2011 through April 30, 2012.

An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by our Board of Directors on April 17, 2009, and by our stockholders on May 14, 2009. On April 13, 2012, our Board of Directors (including the non-interested directors) renewed the current Investment Advisory and Administrative Services Agreement for an additional year. The current Investment Advisory and Administrative Services Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board of Directors, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

Commitments and Contingencies

In the normal course of business, we may enter into investment agreements under which we commit to make an investment in a portfolio company at some future date or over a specified period of time.

We maintain a directors and officers insurance policy and an excess coverage policy for non-indemnifiable claims covering us and our officers and directors. We have also agreed to indemnify our directors and officers to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

As of September 30, 2012, we and our officers and directors are not a party to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.

Off-Balance Sheet Arrangements

As of September 30, 2012 and December 31, 2011, we had no off-balance sheet arrangements.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of portfolio company investments.    The most significant estimate inherent in the preparation of our financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation. Value, as defined in Section 2(a)(41) of the 1940 Act, is: (i) the market price for those securities for which a market quotation is readily available, and (ii) for all other securities and assets, fair value is as determined in good faith by our Board of Directors. As of September 30, 2012 and December 31, 2011, 83% and 45%, respectively, of our gross assets represented investments in portfolio companies valued at fair value by our Board of Directors.

Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). In accordance with ASC 820, the Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1: Observable inputs such as unadjusted quoted prices in active markets;

•	Level 2: Includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

•	Level 3: Unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

We make investments in later stage, typically venture capital-backed, private, pre-IPO companies in technology, Internet and software, and cleantech. Given the nature of investing in the securities of private companies, our investments are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and until such time as these securities are no longer subject to any post-IPO lockup restrictions. As such, we value all of our investments, other than unrestricted securities in publicly traded portfolio companies, at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC 820 and the 1940 Act.

Determination of fair values involves subjective judgments and estimates. Accordingly, this critical accounting policy expresses the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements. We generally have agreements with our portfolio companies to receive financial and other information with respect to our private portfolio companies on a quarterly basis. However, for our quarterly fair value determinations, we typically will only have access to a portfolio company’s actual financial results as of or for the quarter end which precedes the quarter end for which our fair value determination relates. In addition, we typically only receive updated financial projections for a portfolio company on an annual basis. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board of Directors may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. Changes in valuation of these equity securities are recorded in our Statement of Operations as “Net change in unrealized appreciation (depreciation) on investments.” In addition, the net changes in unrealized appreciation (depreciation) on investments that we record each period will affect the amount of any accrued incentive fees payable to the investment adviser. Changes in valuation of any of our investments in privately held companies from one period to another may be volatile.

As of September 30, 2012 and December 31, 2011, all of our investments in portfolio companies were determined to be Level 3 assets, except for our investments in the common stock of NeoPhotonics, which was determined to be a Level 1 asset following the expiration of a 180-day lockup provision in August 2011, and Solazyme, which was determined to be a Level 1 asset following the expiration of a 180-day lockup provision in November 2011. We sold our entire investment in NeoPhotonics during the three months ended September 30, 2012 and, as a result, we no longer held any shares of NeoPhotonics as of September 30, 2012.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically value each individual investment on a quarterly basis.

The 1940 Act requires periodic valuation of each portfolio investment to determine our net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations in an active market are valued at the closing market price on the valuation date; all other assets must be valued at fair value as determined in good faith by or under the direction of our Board of Directors.

Our equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets. However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices and, accordingly, are classified as Level 3 assets.

With respect to investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process begins with each portfolio company investment being initially valued by the senior investment professionals of Keating Investments, our investment adviser, responsible for the portfolio investment.

•

The Chairman of our Valuation Committee, in consultation with management, will determine each calendar quarter which investments in our portfolio for which market quotations are not readily available will be reviewed by a third-party valuation firm. However, a review will be conducted by a third-party valuation firm for each new portfolio company investment made during a calendar quarter and for any portfolio company for which market quotations are not readily available and whose valuation has not been reviewed in the prior twelve months.

•

Our Valuation Committee reviews the preliminary valuations, and our investment adviser and the third-party valuation firm respond and supplement the preliminary valuation to reflect any comments provided by our Valuation Committee.

•

Our Board of Directors discusses the valuations and determines, in good faith, the fair value of each investment in our portfolio for which market quotations are not readily available based on the input of our investment adviser, the third-party valuation firm, and our Valuation Committee.

The fair values of our equity investments for which market quotations are not readily available (including investments in convertible preferred stock) are determined based on various factors and are classified as Level 3 assets. To determine the fair value of a portfolio company for which market quotations are not readily available, we may analyze the portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors. We may also consider other events, including the transaction in which we acquired our securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an IPO by the portfolio company. In addition, we may consider the trends of the portfolio company’s basic financial metrics from the time of our original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value. The fair values of our portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which we are subject with respect to public companies in our portfolio.

The fair value of common and preferred stock warrants is generally determined by using option pricing models, such as the Black-Scholes model or, in cases of certain warrants where the Company’s ability to exercise may be contingent or be subject to certain metrics, a Monte Carlo simulation.

The following provides quantitative information about our Level 3 fair value measurements as of September 30, 2012:

	September 30, 2012
Investment Type	Fair Value	Valuation Technique(s)	Unobservable Input	Range			Weighted Average (1)
Private Portfolio Company Investments: Convertible Preferred Stock	$51,262,993	Precedent transactions	Precedent transactions	n/a	to	n/a	n/a
		Comparable transactions	Revenue multiple	3.5		12.7	8.5
		Comparable public companies	Revenue multiple	0.5	to	7.0	2.8
			EBITDA multiple	4.2	to	37.1	10.7
			P/E multiple	6.4	to	15.7	12.8
			Discount for lack of marketability	20%	to	45%	34%
		Discounted cash flow	Discount rate	23%	to	50%	36%
			Terminal revenue multiple	0.7	to	7.0	4.5
			Terminal EBITDA multiple	6.8	to	23.7	15.4
			Terminal P/E multiple	13.5	to	21.6	17.3
			Discount for lack of marketability	20%	to	45%	34%
Private Portfolio Company Investments: Convertible Preferred Stock Warrants	$923	Option pricing model	Comparable public company equity volatility	49%	to	53%	51%
Private Portfolio Company Investments: Common Stock	$11,650,000	Precedent transactions	Precedent transactions	n/a	to	n/a	n/a
		Comparable public companies	Revenue multiple	0.3	to	3.6	1.8
			EBITDA multiple	3.7	to	11.9	6.8
			P/E multiple	9.6	to	24.6	15.6
			Discount for lack of marketability	30%	to	35%	33%
		Discounted cash flow	Discount rate	35%	to	50%	38%
			Terminal revenue multiple	0.5	to	5.9	2.8
			Terminal EBITDA multiple	5.4	to	17.0	9.2
			Terminal P/E multiple	15.3	to	32.2	22.3
			Discount for lack of marketability	30%	to	35%	33%

	September 30, 2012
Investment Type	Fair Value	Valuation Technique(s)	Unobservable Input	Range			Weighted Average (1)
Private Portfolio Company Investments: Common Stock Warrants	$152,878	Option pricing model	Comparable public company equity volatility	48%	to	48%	48%

(1)	Weighted average based on fair value of as of September 30, 2012.

We currently have engaged third-party valuation firms to conduct an initial valuation review of each new private portfolio company investment and, in accordance with our valuation policy, periodic updated valuation reviews for our portfolio investments that are not publicly traded.

Federal Income Taxes.    From incorporation through December 31, 2009, we were treated as a corporation under Subchapter C of the Internal Revenue Code of 1986, as amended (the “Code”). Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code. We intend to operate so as to qualify as a RIC and, as such, have made no provision for income taxes as of September 30, 2012 and December 31, 2011.

As a RIC, we generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) or any realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to our stockholders as dividends. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in our portfolio company investments, because gains and losses are not included in taxable income until they are realized and required to be recognized.

To maintain RIC tax treatment, we must meet specified source-of-income and asset diversification requirements (as described below) and distribute annually at least 90% of our investment company taxable income. Because federal income tax rules differ from accounting principles generally accepted in the United States, distributions in accordance with tax rules may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature.

We are not required to distribute our realized net capital gains, if any, to stockholders to maintain RIC tax treatment. However, we generally will have to pay corporate-level federal income taxes on any realized net capital gains that we do not distribute to our stockholders. In the event we retain any of our realized net capital gains, including amounts retained to pay incentive fees to our investment adviser or to pay our operating expenses, we may designate the retained amount as a deemed distribution to our stockholders and will be required to pay corporate-level tax on the retained amount.

We would also be subject to an excise tax imposed on RICs if we fail to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of our ordinary income for the calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years. We will not be subject to this excise tax on amounts on which we are required to pay corporate income tax (such as retained realized net capital gains).

Recent Developments

On October 2, 2012, LifeLock priced its IPO at $9.00 per share. The shares of LifeLock’s common stock began trading on the New York Stock Exchange on October 3, 2012. In connection with LifeLock’s IPO, the 634,711 shares of Series E preferred stock, which we purchased in March 2012 for $5 million, or $7.88 per share, were automatically converted into 944,513 shares of LifeLock’s common stock, based on an adjusted conversion price of $5.29 per share. The adjusted conversion price was calculated based on our structurally protected appreciation multiple of 1.7x our investment cost – meaning we received common shares at the time of LifeLock’s IPO that had a market value of $8.5 million based on the $9.00 IPO price. The Series E preferred stock warrants were cancelled in connection with the IPO. The shares of LifeLock’s common stock we received upon conversion of the Series E preferred stock are subject to a 180-day lockup provision which will expire in April 2013.

On October 5, 2012, Xtime completed a Series 2 convertible preferred stock financing in which we did not participate so that we would not violate the diversification requirements for us to continue to qualify as a RIC for tax purposes. Immediately prior to the closing of the Series 2 convertible preferred stock round, all of the existing holders of Xtime’s preferred stock (including the Series F preferred stockholders) converted their existing preferred stock into newly-created Series 1A convertible preferred stock and certain warrants to acquire additional shares of Xtime’s common stock for nominal consideration upon an IPO (the “IPO warrants”). As a holder of Series F preferred stock, we received one share of Series 1A preferred stock for each share of Series F preferred stock that we held, plus IPO warrants which grant us the right to acquire additional shares of common stock, calculated at the time of the IPO based on the actual IPO price, at an exercise price of $0.01 per share. We continue to hold warrants to acquire 22,581 shares of Xtime’s common stock, which we received as part of the Series F round.

On October 9, 2012, Agilyx raised additional funds as part of a Series D convertible preferred stock financing in which we did not participate so that we would not violate the diversification requirements for us to continue to qualify as a RIC for tax purposes.

On October 24, 2012, BrightSource completed an initial closing of its Series 1 convertible preferred stock financing, which resulted in the automatic conversion of the Series E preferred stock we held in BrightSource into 96,177 shares of BrightSource’s common stock and the elimination of our structural protection associated with the Series E preferred stock. As part of the initial closing of the Series 1 financing round, we completed a $397,125 investment in BrightSource’s Series 1 convertible preferred stock, which represented our full pro rata participation amount in the round. Existing preferred stockholders investing their full pro rata participation amount in the Series 1 round also received shares of Series 1A preferred stock and additional shares of common stock. The Series 1A preferred stock which we received for making our pro rata investment in the Series 1 round allowed us to retain the liquidation preference amount that was attributed to our shares of Series E preferred stock, although the Series 1A liquidation preference is subordinate to the liquidation preference of the Series 1 preferred stock.

BUSINESS

General

Keating Capital, Inc. (the “Company”, “we”, “us” or “our”) was incorporated on May 9, 2008 under the laws of the State of Maryland and is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of November 20, 2008. As a business development company, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. See “Regulation as a Business Development Company” below.

Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Code. We intend to continue to operate so as to qualify as a RIC and, as such, we have made no provision for income taxes as of September 30, 2012 and December 31, 2011. See “Material U.S. Federal Income Tax Considerations” below. From January 11, 2010 through June 30, 2011, we raised $78,423,340, net of issuance costs, in a continuous public offering of 8,713,705 shares of our common stock, with the final closing of escrowed funds from subscribing investors occurring July 11, 2011. The continuous public offering resulted in gross proceeds of $86,800,000, or an average price of $9.96 per share. The investment adviser purchased 564 shares of common stock in the continuous public offering at a price of $10.00 per share. The shares of our common stock were listed on the Nasdaq Capital Market beginning on December 12, 2011.

We specialize in making pre-IPO investments in innovative, emerging growth companies that are committed to and capable of becoming public. We provide investors with the ability to participate in a unique fund that allows our stockholders to share in the potential value accretion, or private-public valuation arbitrage, that we believe typically occurs once a company transforms from private to public status. Our shares are listed on Nasdaq Capital Market under the ticker symbol “KIPO.”

We commenced our portfolio company investment activities in January 2010. Keating Investments, LLC (“Keating Investments”) serves as our investment adviser and also provides us with the administrative services necessary for us to operate. Our investment objective is to maximize capital appreciation. We seek to accomplish our capital appreciation objective by making investments in the equity securities of later stage, typically venture capital-backed, pre-initial public offering (“pre-IPO”) companies. In accordance with our investment objective, we seek to invest in equity securities of principally U.S.-based, private companies with an equity value of between $100 million and $1 billion.

We generally acquire our equity securities through direct investments in prospective portfolio companies that meet our investment criteria. We use a disciplined approach to our initial investment assessment and continued portfolio monitoring which relies primarily on the detailed financial and business information we receive about the portfolio company and our access to and discussions with management, both prior to and after our investment. Our equity investments are typically acquired directly from the issuer in the form of convertible preferred stock and common stock. The equity securities that we acquire directly from an issuer are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding. The proceeds of our direct investments are used by these companies for growth or working capital purposes as well as in select cases for acquisitions. Many of our direct investments are sourced through top tier venture capital funds and other financial or strategic investors that are either existing investors or co-investors in the round in which we invest.

We may also purchase equity securities of companies that meet our investment criteria directly from current or former management or early stage investors in private secondary transactions, or from current or former non-management employees where the portfolio company or its management is coordinating the transaction process. The equity securities that we acquire directly from selling stockholders are more likely to be common stock and may not represent the most senior equity securities of the issuer. In these private secondary transactions, we typically require an opportunity to conduct due diligence discussions with the portfolio company’s management, as well as to have access to the company’s business and financial information in connection with our investment and on an ongoing basis. We may also seek to negotiate terms, such as warrants or other structural protections, that are intended to provide some additional value protection in the event of an IPO.

By design, our fund has been structured as a high risk/high return investment vehicle. While we have discretion in the investment of our capital, we seek long-term capital appreciation through investments principally in equity securities that we believe will maximize our total return. Although our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses. Accordingly, our equity investments are not expected to generate current income (i.e., dividends or interest income), which makes us different from other business development companies that primarily make debt investments from which they receive current yield in the form of interest income. Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO. Because the portfolio company securities that we acquire are typically illiquid until an IPO or sale of the company, we generally cannot predict the regularity and time periods between dispositions of our portfolio company investments and the realizations of capital gains, if any, from such dispositions. Dispositions of our portfolio company investments are discretionary and based on our business judgment.

Our goal is to be the leading pre-IPO financing provider for companies in a variety of growth industries that we believe are capable of being transformed by technological, economic and social forces. To the best of our knowledge, we are the only publicly listed fund in the United States dedicated to pre-IPO investing. Despite our limited track record, the transactions that we have executed to date have helped to establish our reputation with the types of innovative, emerging growth, pre-IPO companies and their financial sponsors that we target for investment. We have relationships with top tier venture capital firms and investment banks that we believe can be a source of pre-IPO companies that meet our investment criteria and, as a result, will give us the opportunity to evaluate a growing number of attractive pre-IPO investment opportunities.

We focus on companies in the technology, Internet and software, and cleantech industries, and investments in such companies represented 100% of our investment portfolio as of September 30, 2012. We expect that our portfolio will consist of a broad range of companies within these general industry designations.

Our strategy is to evaluate and invest in companies prior to the valuation accretion that we believe occurs once our portfolio companies complete an initial public offering, or what we refer to as private-public valuation arbitrage. Our investment strategy can be summarized as buy privately, sell publicly, capture the difference. We evaluate the detailed financial and business information we receive about a portfolio company and typically have access to and discussions with management before we make our investment. Subsequent to making our investment, we will continue to receive financial information and have ongoing discussions with management pursuant to our typical rights. We also use our initial and ongoing discussions with our portfolio company management teams to validate and monitor their commitment to completing an IPO and, when requested, to provide our insights on the current IPO market and what we believe are the key differentiators for successful IPOs.

We believe we provide five core benefits to our stockholders as follows:

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Publicly traded investment vehicle.    We believe we are the first and only publicly listed investment fund dedicated to pre-IPO investing in the U.S. As compared to private venture capital funds, we believe that our fund provides greater transparency and liquidity to our stockholders, who may buy or sell our common stock on the Nasdaq Capital Market.

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Access to qualified pre-IPO opportunities.    We provide access to later stage, pre-IPO investments in innovative, emerging growth companies that would otherwise be inaccessible to most individual investors and to institutional investors that either do not, or are not permitted to, invest in private companies at any stage. In addition, we allow institutional investors to leverage our investment adviser’s highly developed network to access these private, pre-IPO investment opportunities and its experience in negotiating, structuring and closing these specialized transactions with issuers and selling stockholders.

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Non-controlling structure drives deal flow.    Because of our profile as a flexible, non-controlling investor, we believe we are well positioned to participate in the last round of private financing that high growth companies typically need before they complete an IPO. We believe we can be a provider of choice for pre-IPO financing, acting either as a participant or as a lead investor. We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights.

•

IPO market insights.    We believe our investment adviser’s experience in taking companies public and its insights on the trends affecting the IPO market and the factors that contribute to a successful IPO positions us to evaluate prospective deals in a disciplined manner based on, among other things, current pricing trends, investor sentiments, favored or out-of-favored industries or sectors and marketing and distribution concerns.

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Patient investor.    Finally, we believe that the perpetual nature of our corporate structure enables us to be a patient investor in our portfolio companies, allowing them flexibility to access IPO windows when the timing and pricing may be best for the company and us. In the event of a prolonged closure of the IPO markets, we can be flexible as our portfolio companies wait for a market recovery or seek alternative exit strategies. We are not subject to requirements to return invested capital to investors nor do we have a finite investment horizon. Capital providers that are subject to such limitations are often required to seek a liquidity event more quickly than they otherwise might, which can result in a lower overall return on an investment.

As of September 30, 2012, we were fully invested based on our currently available funds. As of September 30, 2012, we had cash and cash equivalents of $10.8 million which we intend to retain to fund our future operating expenses. We currently expect to have a portfolio of approximately 25 companies, taking into account our current portfolio composition and the capital we are raising in this offering. We expect to deploy the net proceeds of this offering within six to 12 months; however, it is our policy to retain approximately $10 million in cash and cash equivalents to fund our future operating expenses.

Since we typically do not expect to generate current income from our portfolio company investments, our operating expenses will be financed from our capital base during periods of time between realizations of capital gains on our investments. In addition, if we are successful in disposing of a portfolio company investment, we intend to reinvest the principal amount of our investment in new portfolio company opportunities, with any gain that we may realized being distributed to our stockholders after we pay any incentive fees earned by our investment adviser and our operating expenses.

Our Investment Adviser

We are externally managed by Keating Investments, an investment adviser that was founded in 1997 and is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments. Keating Investments also provides us with the administrative services necessary for us to operate. Our investment activities are managed by Keating Investments pursuant to an investment advisory and administrative services agreement (the “Investment Advisory and Administrative Services Agreement”). We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components—a base management fee and an incentive fee. See “Investment Advisory and Administrative Services Agreement” below.

The managing member and principal owner of Keating Investments is Timothy J. Keating. Our investment adviser’s principals are Timothy J. Keating, our President, Chief Executive Officer and Chairman of our Board of Directors, Kyle L. Rogers, our Chief Investment Officer, and Frederic M. Schweiger, our Chief Operating Officer, Chief Compliance Officer, Secretary and a member of our Board of Directors. In addition, Keating Investments employs two other investment professionals dedicated to portfolio company origination, due diligence and financial analysis.

Keating Investments has established an investment committee (“Investment Committee”) that must unanimously approve each new portfolio company investment that we make. Messrs. Keating, Rogers and Schweiger are the current members of the Investment Committee. However, as the managing member of Keating Investments, Mr. Keating has sole control over the appointment and removal of the members of the Investment Committee.

Our investment adviser’s principals have extensive experience in taking companies public, advising micro- and small-cap companies on capital markets strategies, and developing investor relations programs. Our investment adviser has managed our portfolio company investment activity since we made our first investment in January 2010. Through our investment adviser’s experience in taking companies public, we believe the principals of our investment adviser possess valuable insights on the trends affecting the IPO market, the factors that contribute to the completion of a successful IPO in the current market, key IPO pricing drivers, investor sentiment, and industries or sectors in and out of favor. Our investment adviser is able to use this experience and insight as part of its disciplined approach to investment assessment and adjust valuation expectations and portfolio composition as IPO market trends are identified.

Governance

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers, approves the engagement, and reviews the performance of, our independent registered public accounting firm, and provides overall risk management oversight. Pursuant to the requirements under the 1940 Act and to satisfy the Nasdaq listing standards, our Board of Directors is composed of a majority of non-interested, independent, directors.

Our Board of Directors has established the Audit Committee, the Valuation Committee and the Nominating Committee to assist the Board of Directors in fulfilling its oversight responsibilities. Each of these committees is composed solely of non-interested, or independent, directors. The Audit Committee’s responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls over financial reporting, and audits of our financial statements. The Valuation Committee’s responsibilities include reviewing preliminary portfolio company investment valuations from our investment adviser and making recommendations to our Board of Directors regarding the valuation of each investment in our portfolio. The Nominating Committee’s responsibilities include identifying qualified individuals to serve on our Board of Directors, and to select, or recommend that the Board of Directors select, the Board nominees.

Our Market Opportunity

We believe that an attractive market opportunity exists for us as a provider of pre-IPO financing to innovative, emerging growth companies that meet our investment criteria for the following reasons:

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Companies staying private longer.    The venture capital-backed companies that we typically target are staying private significantly longer than in the past. For example, the median time from initial equity funding to IPO completion for venture capital-backed companies was 5.6 years in 2004, rising to 8.7 years in 2008, and then falling to 6.5 years in 2011. While there are many reasons for companies staying private longer, we believe that the volatile equity markets, a lack of investment research coverage for smaller companies, the increased public company compliance obligations, and certain structural changes and distribution inefficiencies have all contributed. As a result, we believe there is a growing pipeline of more mature private companies that are currently able to satisfy investor demands for growth and prospects for near-term profitability.

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Need for pre-IPO financing.    As a result of the changing IPO market conditions over the last several years, we believe micro- and small-cap companies generally must demonstrate an ability to raise private capital prior to an IPO to be successful in the IPO process. We believe such pre-IPO financing evidences existing investors’ continuing commitment to the company, validates increased valuations to the extent new investors price the pre-IPO financing, and strengthens the company’s balance sheet as it prepares for the IPO process. We also believe the increased cash position that such pre-IPO financing provides affords greater flexibility to access IPO windows when the timing and pricing may be best for the company. With venture capital investments for later stage companies reaching about 60% of total investments in 2011, higher than the average of 50% for the period 2003-2009, and with the median cumulative pre-IPO financing of venture capital-backed companies completing IPOs in 2011 increasing to $85 million, the highest amount since 2003, we believe the pre-IPO financing volume will continue to be strong.

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Non-controlling investment structure.    We believe we can be a provider of choice for pre-IPO financing. Since we do not require board seats, observation rights, or other control provisions, we allow the current management and board to remain focused on executing the company’s business strategy. As a non-controlling pre-IPO investor, we believe we are well positioned to participate in the final round of pre-IPO financing before these micro- and small-cap companies go public. Furthermore, we believe our ability to typically make investment decisions in a relatively short time frame is attractive to the company’s existing management and institutional investors and therefore makes us a desirable partner in a transaction with other institutional investors. In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors. We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights. As of September 30, 2012, we had been the lead investor in seven out of our 19 portfolio company investments.

Capital markets volatility and the overall market environment may preclude our portfolio companies from completing an IPO and impede our exit from these investments. Since 1998, the number of venture capital-backed companies that have been able to complete IPOs has fallen, while the median time from initial funding to IPO completion has risen. While the U.S. IPO market started strong in the first half of 2011, the year ended with only 125 IPOs—down from 154 IPOs in 2010. Over 60% of the 2011 U.S. IPOs were completed in the first half of 2011, with the U.S. debt and euro-zone crisis effectively closing the IPO market in third quarter of 2011.

There were also 51 venture capital-backed IPOs in 2011 raising total proceeds of about $7.9 billion, compared to 86 venture capital-backed IPOs in 2007 raising $9.7 billion. The U.S. market also saw four of the five largest Internet IPOs in history—Bankrate, Groupon, LinkedIn and Zynga—raising a total of $2.4 billion in 2011.

We believe recent stock market volatility has affected the U.S. IPO market, and a decline in volatility could be a catalyst for an increase in IPO market activity. The number of U.S. IPOs in the third quarter of 2012 declined to 26, from 31 IPOs in the second quarter of 2012. Total IPO proceeds raised in the third quarter of 2012 amounted to approximately $6.4 billion, compared to approximately $22.7 billion in the second quarter of 2012 (which included the $16 billion Facebook IPO in May 2012). The consumer and technology sectors accounted for half of the IPOs in the third quarter of 2012, During the nine months ended September 30, 2012, 99 U.S. IPOs were completed and raised approximately $35 billion in proceeds (including the Facebook IPO), compared to 96 companies completing IPOs during the nine months ended September 30, 2011 resulting in proceeds of approximately $29 billion.

On April 5, 2012, the JOBS Act, which was designed to make it easier for small businesses and emerging growth companies to raise capital and complete the IPO process, was signed into law. The JOBS Act amends the Securities Act and the Securities Exchange Act to add a new

category of issuer, an “emerging growth company,” broadly defined as a company with less than $1 billion of annual gross revenue in the fiscal year prior to its IPO. For companies that qualify as “emerging growth companies,”, the JOBS Act provides exemptions from certain disclosure requirements and auditing and accounting rules that we believe discouraged many smaller companies from going public. For example, the JOBS Act amends Section 404 of the Sarbanes-Oxley Act to exempt emerging growth companies from the requirement to include an auditor’s statement attesting to management’s internal controls over financial reporting for up to five years. Among the changes implemented by the JOBS Act, we perceive the following potentially will have the most impact on the IPO market:

•	Reducing the number of years of audited financial statements that emerging growth companies are required to disclose in their registration statements from three years to two years;

•	Allowing emerging growth companies to submit a draft IPO registration statement for confidential review by the SEC prior to making a public filing;

•

Permitting emerging growth companies to communicate with Qualified Institutional Buyers (QIBs), institutions and accredited investors before or after the filing of a registration statement to determine whether these prospective investors might be interested in the offering;

•	Allowing investment banks to publish research reports on pending offerings, even while serving as an underwriter; and

•	Waiving conflict of interest and three-way communications rules involving research analysts, investment bankers, and an emerging growth company’s management.

We believe the reforms provided for in the JOBS Act have the potential to reduce many of the barriers to going public for emerging growth companies by making the process faster, easier and less costly. Many of the provisions of the JOBS Act affecting IPOs are subject to SEC rulemaking, and there are no assurances that the SEC will act in a timely fashion to implement such changes, or what additional requirements the rulemaking may impose on emerging growth companies. Also, the extent to which market practices regarding the conduct of IPOs will change as a result of the JOBS Act is unclear at this time.

While the market continues to be volatile, we believe there will be investor interest for IPOs in companies that demonstrate growth and prospects for near-term profitability. However, we believe the IPO “windows,” or the periods of days or weeks in which new IPOs will be completed, may be shorter and more unpredictable.

The market prices of companies that have recently completed an IPO typically experience high volatility and are driven by such factors as overall market conditions, the industry conditions for the particular sector in which the portfolio company operates, the portfolio company’s performance, the relative size of the public float, and the potential selling activities of other pre-IPO investors and possibly management. A stock market characterized by high volatility and declining prices/valuation multiples can be both positive and negative for our investment strategy. On the one hand, it adversely impacts the timing and value of our portfolio company exits, both in terms of companies completing IPOs and ultimately in the value we are able to realize from the disposition of our publicly traded portfolio companies after our lockup restrictions expire. On the other hand, declining valuations of comparable public companies or recently completed IPOs that we typically analyze in assessing new portfolio company investments may provide us with better pricing or terms, or both, for these new investments. Our overall goals remain unchanged. We intend to continue investing in the securities of later stage, pre-IPO companies that are positioned for growth and to potentially increase our net asset value.

Our Investment Strategy

Our investment objective is to maximize capital appreciation. We seek to accomplish our capital appreciation objective through equity investments in later stage, typically venture capital-backed, pre-IPO companies that are committed to and capable of becoming public. Our primary source of investment return will be generated from net capital gains, if any, realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO and after expiration of a customary 180-day post-IPO lockup restriction. While our preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, we do not expect dividends (whether cumulative or non-cumulative) to be declared and paid on our preferred stock investments, or on our common stock investments, since our portfolio companies typically prefer to retain profits, if any, in their businesses. Accordingly, our equity investments are not expected to generate current income (i.e., dividends or interest income). Our investing strategy relies on the expertise of our investment adviser’s deal origination team to source opportunities that meet our investment criteria through our disciplined evaluation of company-provided business and financial information and access to management.

We generally acquire our equity securities through direct investments in prospective portfolio companies that meet our investment criteria and are seeking growth capital. However, we may also purchase equity securities of qualified companies from current or former management or early stage investors in private secondary transactions, or from current or former non-management employees where the company or its management is coordinating the transaction process. In each case, we use a disciplined approach to our initial investment assessment and continued portfolio monitoring which relies primarily on the detailed financial and business information we typically receive about the portfolio company and our access to and discussions with management, both prior to and after our investment.

We intend to maximize our potential for capital appreciation by taking advantage of the private-public valuation arbitrage, or the premium, we believe is generally associated with having a more liquid asset, such as a publicly traded security. Typically, we believe investors place a premium on liquidity, or having the ability to sell stock more quickly and efficiently through an established stock exchange than through private transactions. Specifically, we believe that an exchange listing, if obtained, should generally provide our portfolio companies with greater visibility, marketability and liquidity than they would otherwise be able to achieve without such a listing. As a result, we believe that public companies typically trade at higher valuations—generally 2x or more—than private companies with similar financial attributes. By going public and listing on an exchange, we believe that our portfolio companies have the potential to receive the benefit of this liquidity premium. There can be no assurance that our portfolio companies will trade at these higher valuations once they are public and listed on an exchange.

Because of the value differential which we believe exists between public and private companies as a result of the liquidity premium, as discussed above, we seek to make investments that create the potential for a 2x return on our investment once the company is publicly traded and assuming our expected investment horizon of 36 months. We may also pursue investments with a shorter expected investment horizon, where we believe the portfolio company may file for an IPO sooner than our targeted 12-month time frame or has a registration statement filed at the time of our investment, in which case our targeted return may be correspondingly reduced. In general, we seek to invest in later stage, private, pre-IPO companies that we believe will be able to file a registration statement with the SEC for an IPO within approximately 12 months after our initial investment, and complete an IPO and obtain an exchange listing within approximately 18 months after our initial investment. After the IPO is completed, we typically will be subject to a lockup restriction which prohibits us from selling our investment during the customary 180-day period following the IPO. Once this lockup restriction expires, we expect to sell our shares in the portfolio company in the public markets over the following 12 months. However, we have the discretion to hold our position to the extent we believe the portfolio company is not being appropriately valued in the public markets or is adversely affected by market or industry cyclicality. Accordingly, we anticipate our typical investment horizon for portfolio investments will be 36 months; however, we may pursue investments that have a shorter expected investment horizon. In each case, we have the discretion to hold securities for a longer period.

We are focused on the potential value transformation that we believe our portfolio companies will experience as they complete an IPO and become publicly traded and correspondingly achieve a market equity value comparable to their publicly traded peers. We target our investments in portfolio companies that we believe can complete this value transformation within our targeted 36-month holding period, compared to typical private equity and venture capital funds which take typically seven years or more. As a result, we may experience low or negative returns in our initial years with any potential valuation accretion expected to occur in later years as our portfolio companies complete their IPOs and become publicly traded. However, there can be no assurance that we will be able to achieve our targeted return on any individual portfolio company investment if and when it goes public or on our portfolio as a whole.

We have an IPO, event-driven strategy, and we attempt to generate returns by accepting the risks of owning illiquid securities of later stage private companies. The process of a portfolio company transforming from private to public ownership does not happen automatically, and both the timing and completion of an IPO process is subject to uncertainty. If this process did happen quickly and with certainty, there would be less of an illiquidity discount available to us when we make our investments. Instead, the private to public transformation process takes time and we have incorporated an expected three year holding period into our strategy.

We typically do not acquire shares from selling stockholders by placing bids for positions listed on the trading platforms of private secondary marketplaces since these platforms usually provide limited business and financial information on the company and, in most cases, little or no access to the company’s management or continuing financial information. Further, the imbalance of information and sophistication among the sellers and buyers on these trading platforms may result in trading prices which do not necessarily reflect our assessment of value. We also believe that the highly-publicized, private companies whose common shares are actively traded on the trading platforms of private secondary marketplaces, with equity values in some cases in excess of $1 billion, narrow the valuation differential which we believe exists between public and private companies as a result of the liquidity premium investors place on having the ability to sell stock quickly.

We believe that there are four critical factors that will drive the success of our pre-IPO investing strategy, differentiate us from other potential investors in later stage private companies, and potentially enable us to complete equity transactions in pre-IPO companies that we believe will meet our expected targeted return.

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Size.    We focus on companies with an equity value of typically between $100 million and $1 billion—companies we believe are better positioned to achieve our targeted return on our investment once the company is publicly traded. We believe that larger, highly-publicized, private companies may create the risk to a prospective purchaser of being either fully or, in certain cases, over-valued relative to publicly traded peers. We believe this greatly diminishes the opportunity for the potential value accretion that we believe exists as issuers transform from private to public status.

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Source.    We focus on prospective portfolio companies where we can purchase securities directly from an issuer or from a selling stockholder in a negotiated transaction and can obtain business and financial information on the portfolio company. The disciplined approach we use to assess our initial investment and monitor our portfolio investments relies primarily on the detailed financial and business information we receive about the company and our access to and discussions with management, both prior to and after our investment.

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Securities.    We focus on acquiring equity securities that are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding. We believe that investing in an issuer’s most senior equity securities and/or negotiating certain structural protections are ways to potentially mitigate the otherwise high risks associated with pre-IPO investing. We may also seek to negotiate terms, such as warrants or other structural protections (for example, conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO), that are intended to provide some additional value protection in the event of an IPO. We view the potential value associated with these structural protections as an important component of our investment strategy. As of September 30, 2012, we had some structural protection of this type with respect to ten of our portfolio company investments. However, our structural protection in BrightSource, which had a structurally protected appreciation multiple at IPO of 1.25x our investment cost, was eliminated as part of a private equity financing which occurred subsequent to September 30, 2012.

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Valuation.    We are focused on the acquisition of private securities at a valuation that creates the potential for our targeted return on our investment once the company is publicly traded. We believe that the existence of an active market in the common stock of a private company on the trading platforms of a private secondary marketplace, where there is active trading in meaningful volumes, may diminish the opportunity to participate in the potential value accretion that we believe is typically associated with a company’s transformation from private to public status.

As of September 30, 2012, we held investments in 19 portfolio companies, which consisted of the most senior preferred equity in 13 of the companies and common stock in three companies whose capitalizations consisted of only common stock. As of September 30, 2012: (i) our preferred stock investment in Harvest Power no longer consisted of the most senior preferred stock because Harvest Power issued more senior preferred stock in a Series C preferred stock round in March 2012 in which we did not participate, (ii) our common stock investment in Stoke does not consist of Stoke’s most senior equity securities since Stoke had preferred stock outstanding at the time of our initial investment, and (iii) our initial investment in Livescribe no longer consists of the most senior preferred stock because Livescribe has issued more senior preferred stock since our initial investment; however, we have participated in each of Livescribe’s subsequent financing rounds. Two of our private portfolio companies, BrightSource and Agilyx, in which we owned the most senior equity securities of each company at the time of our investments, raised additional funds in private equity financings subsequent to September 30, 2012. As a result, our initial investments in these two portfolio companies no longer represent their most senior equity securities, although we did participate in BrightSource’s subsequent preferred stock financing round. All of our portfolio company investments to date were acquired directly from the issuer, with the exception of our common stock investment in Corsair, which we acquired from current and former management, our investment in additional shares of Solazyme in the public market subsequent to its IPO, and our investment in Stoke which we acquired from employees. We currently have contractual rights to receive certain financial information from each of our private portfolio companies, including those where we own common stock.

Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus, in the event we do borrow funds to make investments thereafter, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, will be borne by our common stockholders. We also do not intend to lend the securities of our publicly traded portfolio companies to generate fee income.

Our Investment Criteria

We have identified three core criteria that we believe are important in meeting our investment objective. These core criteria provide the primary basis for making our investment decisions; however, we may not require each prospective portfolio company in which we choose to invest to meet all of these core criteria.

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High quality growth companies.    We seek to invest primarily in micro-cap and small-cap companies that are already generating annual revenue in excess of $10 million on a trailing 12-month basis and which we believe have growth potential. However, in certain opportunistic situations, we may invest in development stage, pre-revenue stage and early revenue stage companies if there is a clear and verifiable path to generating meaningful revenue within the next 12 months. We examine the market segment in which each prospective portfolio company is operating, including its size, geographic focus and competition, to determine whether that company is likely to meet its projected growth rate prior to investing. In response to the recent IPO market volatility, we also assess with the company’s management team the prospects for future growth and attempt to validate the company’s prospects for profitability. Most of the companies that we have invested in, and intend to invest in the future, will have operating histories that are unprofitable or marginally profitable at the time of our investment.

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Commitment to complete IPO.    We seek to invest in micro-cap and small-cap companies whose management teams are committed to, and capable of, bringing their companies public, whose businesses we believe will benefit from status as public companies, and that we believe are capable of completing IPOs and obtaining exchange listings typically within 18 months after we complete our investment. In order to determine a potential portfolio company’s commitment to going public, our investment adviser seeks to determine whether the issuer’s major stakeholders (i.e., management, independent directors, and major stockholders) have expressed a commitment to complete an IPO within our targeted 18-month time frame. We also assess whether the company is generally meeting performance milestones consistent with our investment adviser’s understanding of the market expectations for the types of companies that will likely be successful in completing IPOs. We generally also require that our portfolio companies have in place, or be committed to hiring, a qualified chief financial officer, have complete or near-complete audited financial statements for a minimum of two years, and satisfy or be committed to satisfying certain governance requirements for an exchange listing (including the appointment of an independent board and an audit committee). We also use our initial and ongoing discussions with our portfolio company management teams to validate and monitor their commitment to completing an IPO and, when requested, to provide our insights on the current IPO market and what we believe are the key differentiators for successful IPOs.

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Potential for return on investment.    Because of the value differential which we believe exists between public and private companies as a result of the liquidity premium, we seek to make investments that create the potential for a 2x return on our investment once the company is publicly traded and assuming our expected investment horizon of 36 months. We may also pursue investments with a shorter expected investment horizon, where we believe the portfolio company may file for an IPO sooner than 12 months or has a registration statement filed at the time of our investment, in which case our targeted return may be correspondingly reduced. However, there can be no assurance that we will be able to achieve our targeted return on our portfolio company investments.

We may also consider making follow-on investments in an existing private portfolio company that is seeking to raise additional capital in subsequent private equity financing rounds. Existing portfolio companies may elect, or be required, to raise additional capital prior to pursuing an IPO for any number of reasons including: (i) to fund additional spending in marketing and/or research and development to develop their business, (ii) to fund working capital deficiencies due to weaker than expected revenue growth or higher than expected operating expenses, (iii) to fund business acquisitions or strategic joint ventures, and (iv) to increase cash reserves in advance of an anticipated IPO. In evaluating follow-on investment opportunities, we typically assess a number of additional factors beyond the three core investment criteria we use in making our initial investment decisions. These additional factors may include: (i) the portfolio company’s continued commitment to an IPO, (ii) the achievement of pre-IPO milestones since our initial investment, (iii) the size of our portfolio company investment relative to our overall portfolio, (iv) any industry trends affecting the portfolio company or other portfolio investments in similar industries, (v) the impact of a follow-on investment on our diversification requirements so we can continue to qualify as a RIC for tax purposes, and (vi) the possible adverse consequences to our existing investment if we elect not to make a follow-on investment, such as the forced conversion of our preferred stock into common stock at an unfavorable conversion rate and the corresponding loss of any liquidation preferences or other rights and privileges that may be applicable to the securities we currently hold.

In addition, our investment adviser considers a number of other factors outside of our core criteria in evaluating a portfolio company investment opportunity. Some of the factors we may consider include: (i) whether we believe there is a proven demand for the company’s products or services that address large market opportunities, (ii) whether the company has developed defendable market positions within its respective markets and is well positioned to capitalize on growth opportunities, (iii) whether the company has an experienced management team with public company experience, and (iv) whether the company is at or near profitability or has demonstrated prospects for profitability on an EBITDA or cash flow from operations basis.

Our Target Industries

We seek to invest in micro-cap and small-cap companies across a broad range of growth industries that we believe are being transformed by technological, economic and social forces. We intend to focus our investments in the following industries, or in companies that support companies in these industries:

•	Technology. We classify “technology” companies as those that manufacture and/or market products or services that require advanced technologies, including, but not limited to, telecommunications infrastructure and equipment, networking systems, semiconductors, capital equipment, electronic equipment, instruments and components, commercial electronic data processing, business process outsourcing services, back-office automation, consumer electronics and other technology-based consumer products, and providers or developers of analytics, testing and diagnostics in the life sciences.

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Internet and software.    We classify “Internet and software” companies as those companies developing and marketing software and/or providing Internet services including mobile applications, cloud computing, data science and analytics, online databases and interactive services, digital and social media, database construction, Internet design services, retail goods or services, commercial and business-to-business services, and wholesale and distribution services, home entertainment software applications and systems, and specialized applications and software for the business or consumer markets.

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Cleantech.    We classify “cleantech” companies as those that seek to improve performance, productivity or efficiency, and to reduce environmental impact, waste, cost, energy consumption or raw materials, with particular focus on energy generation (solar, wind, advanced biofuels, hydro), energy storage (batteries, utility scale storage, fuel cells), energy efficiency (building materials, windows, lighting), energy management software and systems, energy infrastructure (grid hardware and smart metering), and waste recycling and repurposing.

We typically do not consider investments in real estate, construction, and mining and exploration companies because these industry segments require specialized knowledge. While we invest primarily in U.S. companies, we may invest on an opportunistic basis in certain non-U.S. companies that otherwise meet our investment criteria, subject to the requirements of the 1940 Act. We also typically avoid investments in companies whose principal place of business and executive management is located in China due to the unique due diligence risks currently associated with these types of companies.

Diversification

Beyond our guidelines for satisfying the regulated investment company, or RIC, diversification requirements (see “Material U.S. Federal Income Tax Considerations” below), we do not have fixed guidelines for portfolio diversification and, as a result, our investments could be concentrated in relatively few industry sectors, companies or geographic areas. Further, we also expect that all or a substantial portion of our portfolio may be invested in illiquid securities.

From January 11, 2010 through June 30, 2011, we raised $78.4 million, net of issuance costs, in a continuous public offering of 8,713,705 shares of our common stock, with the final closing of escrowed funds from subscribing investors occurring July 11, 2011. During this 18-month period, the size of each of our portfolio company investments was generally based on the then prevailing level of our gross assets.

Based on our current level of assets and the proceeds we expect to raise in this offering, the targeted size of our individual portfolio company investments will be approximately $5 million, but we may invest more than this amount in certain opportunistic situations. We expect that most of our portfolio company investments will represent approximately 5% of our gross assets measured at the time of investment. However, based on our investment adviser’s assessment of each portfolio company’s relative quality, fundamentals and valuation, we may make opportunistic portfolio company investments that could represent up to 25% of our gross assets at the time of investment. An individual portfolio company investment may be smaller than our targeted size and weighting at the time of the initial investment due to factors such as the size of investment made available to us and our cash available for investment. We expect that the size of our individual portfolio company investments and their weighting in our overall portfolio will fluctuate over time based on a variety of factors including, but not limited to additional follow-on investments in existing portfolio companies, dispositions, unrealized appreciation or depreciation, an increased asset base as a result of the issuance of additional equity, or a decreased asset base as a result of repurchases of our own equity.

We do not choose specific investments based on a strategy of industry diversification and do not intend to rebalance our portfolio if one of our portfolio company investments increases in value relative to the remaining portion of the portfolio. As a result, our portfolio may be more vulnerable to events affecting a single economic sector, industry or portfolio company and, therefore, subject to greater potential volatility than a company that follows a more diversified strategy.

As of September 30, 2012, our cash and cash equivalents and the value of our portfolio company investments, by specific investment and industry, were allocated as set forth in the table below.

As of September 30, 2012, our portfolio consisted entirely of equity securities. Our one publicly traded portfolio company, Solazyme, represented by value approximately 2.6% of our total portfolio company securities at September 30, 2012. Two of our private portfolio companies, Corsair and LifeLock, had registration statements publicly on file with the SEC and represented by value approximately 19.2% of our total portfolio securities at September 30, 2012. LifeLock completed the pricing of its IPO on October 2, 2012 and began trading on the New York Stock Exchange on October 3, 2012. One of our private portfolio companies, Corsair, was in registration with the SEC to complete an IPO, but announced on May 24, 2012 that it had postponed its IPO due to weak equity market conditions. Since its announced IPO postponement, Corsair has not updated its registration statement on file with the SEC. Corsair represented by value approximately 8.6% of our total portfolio company securities at September 30, 2012. BrightSource was previously in registration with the SEC, but withdrew its registration statement on April 12, 2012. BrightSource represented by value approximately 2.8% of our total portfolio company securities at September 30, 2012.

The remaining 78.2% of our portfolio company securities by value at September 30, 2012 (including BrightSource) consisted of restricted securities in 16 private companies, which have not completed an IPO or have not publicly filed a registration statement for an IPO with the SEC. Over time, as we continue to make additional investments and as our initial investments make progress towards or complete an IPO, we expect our overall portfolio to be more evenly spread across different stages and our targeted timelines for each stage, such as readying for an IPO (first 12 months after our investment), completion of an IPO (at approximately after 18 months after our investment), and disposition of our investment following the post-IPO lockup period (typically, 36 months after our investment).

Further, as a business development company, we may invest in certain non-U.S. companies that otherwise meet our investment criteria, subject to the requirements of the 1940 Act. As of September 30, 2012 and December 31, 2011, we did not classify any portfolio company investments as non-U.S. investments.

Our Investment Process

Investment Sourcing

We believe our investment adviser has developed a disciplined approach to source qualified pre-IPO investing opportunities from a highly developed network of investors, advisers, and private companies that are deeply involved in later stage venture capital and IPO transactions. We believe a very distinct “IPO ecosystem” exists, which is composed primarily of top tier venture capital firms, select investment banking firms, and a select group of law firms and accounting firms. Our investment adviser has developed relationships with many of these leading venture capital, investment banking, legal and accounting firms that it believes are important participants in this ecosystem.

Through these relationships, our investment adviser is able to gain valuable insights on the current IPO market and access to pre-IPO investment opportunities that currently, or may in the near-term, meet our investment criteria. We believe this approach will allow us to source the most attractive companies committed to going public. We typically do not pursue larger, well-publicized private company investments through anonymous bidding on the trading platforms of private secondary marketplaces. Instead, our investing strategy relies on the expertise of our investment adviser’s deal origination team to source opportunities that we can validate meet our investment criteria through our disciplined evaluation of company-provided business and financial information and access to management. Our investment adviser sources our investments through its principal office located in Greenwood Village, Colorado as well as through an additional office in Menlo Park, California.

Based on the reputation we believe we have developed and our current pipeline of investment opportunities, we expect that the primary source of our future portfolio company investment opportunities will be from our relationships with venture capital firms and investment banks.

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Venture capital firms.    We believe that a majority of our investment opportunities will come from venture capital firms with existing portfolio companies seeking later stage, pre-IPO financing. In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors. We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights. We further believe that our targeted investment size is attractive to existing institutional investors who prefer a smaller and less dilutive final private round to strengthen the balance sheet. In addition, by not seeking out board seats, observation rights or other control features, we allow the private company’s existing management and board to focus on executing its business strategy. We will, however, make available managerial assistance to our portfolio companies upon request.

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Investment banks.    We also expect to source our investment opportunities from investment banks that are focused on innovative, emerging growth companies that meet our investment criteria. We have developed, and expect to continue building, relationships with the large, “bulge bracket,” investment banking firms and middle market firms that are recognized as leaders in these sectors. We also have relationships with the investment banking divisions of the recognized private secondary marketplaces to access negotiated transactions in which they are acting as the adviser to the issuer in a private offering or to the selling stockholders of qualified issuers. We expect that our investment banking relationships will be a source for both direct investments in prospective portfolio companies and for investments through private secondary transactions with selling stockholders in companies meeting our investment criteria.

We also have in the past and may in the future source investment opportunities from our direct outreach to private companies. We have implemented a proactive marketing program to communicate with our investment adviser’s established referral network and with companies that meet our investment criteria. We also maintain and continually update a database of innovative, emerging growth companies, which are typically venture capital-backed, that we believe currently satisfy, or will satisfy within the next year, our investment criteria. Our database has been compiled from opportunities identified by our referral network, from publicly available information, and from acquired sources.

Because of our relationships with participants in the later stage venture capital and IPO ecosystems, we believe we have access to a significant number of venture capital-backed companies which are committed to and capable of completing an IPO in the near- or long-term. We regularly monitor the progress of these private company opportunities in order to position us to participate or lead in their future private financing round before an IPO.

As we continue to build our reputation as a leading source of pre-IPO financing, we also expect to leverage our experience in the capital markets in general, and the IPO market specifically, and our knowledge of the factors that contribute to a successful IPO, to further drive our origination marketing efforts with venture capital funds, investment bankers, and qualified pre-IPO companies.

Portfolio Company Review and Approval

We use a disciplined approach to our initial investment assessment which relies primarily on the detailed financial and business information we receive about the company and our access to and discussions with management, both prior to and after our investment. Our investment adviser uses this company information to prepare our initial valuation analysis, leveraging its experience in taking companies public and its insights on current trends affecting the IPO market. We also use our initial discussions with our portfolio company management teams to discuss their commitment to completing an IPO and to determine which are best positioned to meet or exceed their performance targets following their IPOs and correspondingly achieve a market equity value comparable to their publicly traded peers.

Once we identify those private companies that we believe meet our minimum revenue threshold and have indicated a commitment to go public within our targeted time frame, we utilize an investment review and approval process focused on the following factors:

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Qualification.    We obtain information from the company’s management and/or placement agent and conduct a preliminary evaluation of the opportunity with a primary focus on understanding the business, historical and projected financial information, industry, competition and valuation to ascertain whether we believe the prospective portfolio company will be able to satisfy our targeted return on investment if and when the company becomes public. The results of this preliminary evaluation are presented to our investment adviser’s Investment Committee, and typically a decision is made whether to pursue the opportunity further based on the relative attractiveness of the opportunity, the expected investment horizon and our assessment of the potential return on our investment, and our core investment criteria, compared to other opportunities currently in our deal pipeline. The Investment Committee typically selects those portfolio company investment opportunities that meet our investment criteria and present the greatest potential for achieving our target return on investment.

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Analysis.    Once the Investment Committee selects a portfolio company investment opportunity for further analysis, we will conduct research on the company’s prospects and industry, participate in additional discussions with the company’s management, placement agent and existing investors, and prepare an internal investment memorandum which discusses our evaluation findings and recommendations, together with an internal valuation analysis outlining our acceptable valuation ranges for an investment. As part of our analysis, we typically have discussions with the company’s management and advisers, and we usually request access to the company’s major stockholders. These discussions generally are centered on a review of the company’s financial history and projections to understand key supporting assumptions, verification of the company’s commitment to go public and the timing thereof, and the primary considerations, metrics and milestone achievements being used by the company to justify its valuation. At this stage, we prepare an in-depth valuation analysis focused primarily on comparable private transactions, market multiples of public companies that we believe are most comparable, and a discounted cash flow analysis. Based on our comprehensive valuation assessment, the Investment Committee typically makes a decision whether to proceed with an investment and, if we are the lead investor, the terms and conditions that we will propose for further negotiation. Each new portfolio company investment that we make requires the unanimous approval of our investment adviser’s three-person Investment Committee.

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Terms.    We believe that investing in an issuer’s most senior equity securities or negotiating investment terms that are expected to provide an enhanced return upon an IPO event is one important way to mitigate the otherwise high risks associated with pre-IPO investing. Examples of such structural protections include conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO. In some circumstances, these structural protections will apply only if the IPO price is below stated levels. In some cases, our decision to pursue an investment opportunity will be dependent on obtaining some structural protections that are expected to enhance our ability to meet our targeted return on the investment. Of our investments in 18 private portfolio companies as of September 30, 2012, we have been provided some structural protection with respect to investments in ten of these portfolio companies. However, subsequent to September 30, 2012, our structural protection in BrightSource was eliminated when the Series E preferred stock we held was automatically converted into common stock as part of BrightSource’s Series 1 convertible preferred stock financing on October 24, 2012. Accordingly, we no longer have structural protection on our BrightSource investment.

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Due Diligence and Closing.    Prior to closing an investment, we conduct further due diligence with a focus on verifying or validating the primary considerations used by our investment adviser’s Investment Committee in approving the investment, contacting where possible key suppliers, customers or industry sources, and verifying the company’s capitalization table and equity structure. The consummation of each investment will be subject to the satisfactory completion of our due diligence investigation, our confirmation and acceptance of the investment pricing and structure, our review and acceptance of definitive agreements and, in the case of private secondary transactions, the exercise of any applicable veto rights or rights of first refusal.

Our investment adviser’s principals have extensive experience negotiating, structuring and closing these specialized equity purchase transactions with issuers and selling stockholders. As part of its due diligence process, our investment adviser analyzes the complex capital structures which venture capital-backed, pre-IPO companies typically possess including multiple classes of common and preferred equity securities with differing rights with respect to voting, dividends, redemptions, liquidation, and conversion rights. Our investment adviser’s principals also have experience in negotiating matters relating to registration rights, restrictions of transfer, and other stockholder rights and restrictions.

Portfolio Company Investment Structure

Our portfolio company investments are currently composed of, and we anticipate that our portfolio will continue to be composed of, investments primarily in the form of preferred securities that are convertible into common stock, common stock, and warrants exercisable into common or preferred stock. At the time of our investment, the equity securities we acquire are generally illiquid due to restrictions on resale and to the lack of an established trading market. Our investments are typically non-controlling and we do not seek board seats, observation rights or other control features. We offer significant managerial assistance to our portfolio companies. While we expect most of our portfolio company investments to be in the form of equity securities, we may in some cases invest in debentures or loans that are convertible into or settled with common stock; however, as of September 30, 2012, none of our portfolio company investments were convertible debentures or loans.

The equity securities that we acquire directly from an issuer are typically the issuer’s most senior preferred stock at the time of our investment or, in cases where we acquire common shares, the issuer typically has only common stock outstanding. Although we seek to invest in the most senior class of securities, the seniority provided in these types of investments may be diminished if the portfolio company issues more senior securities in a subsequent financing round. The equity securities that we acquire directly from selling stockholders are typically common stock and may not represent the most senior equity securities of the issuer. However, in each case, we may seek to negotiate terms, such as warrants or other structural protections, that are intended to provide some additional value protection in the event of an IPO.

The proceeds of our direct investments are used by these companies for growth or working capital purposes as well as in select cases for acquisitions. In many of our portfolio companies, top tier venture capital funds or other financial or strategic investors are either existing investors or co-investors in the round in which we invest in.

We believe we can be a provider of choice for pre-IPO financing. In addition to participating in financings led by other investors, we are able to act as a lead investor, in which case we would establish the price and other terms on our own behalf and on behalf of other investors. We believe that our willingness to lead an investment round may be attractive to certain existing venture capital investors, who may wish to avoid conflicts of interest presented by their board seats or other control rights. Since we do not require board seats, observation rights, or other control provisions, we allow the current management and board to remain focused on executing the company’s business strategy. As of September 30, 2012, we were the lead investor in seven of our 19 portfolio company investments.

In those investment opportunities where we are the lead investor or are directly negotiating terms with the selling stockholders, we may attempt to negotiate structural protections such as conversion rights which would result in our receiving shares of common stock at a discount to the IPO price upon conversion at the time of the IPO, or warrants that would result in our receiving additional shares for a nominal exercise price at the time of an IPO. However, there is no assurance that we will be successful in negotiating these structural protections and, if we are able to obtain these structural protections, it is possible that these protections may be diminished if the portfolio company issues more senior securities in a subsequent financing round.

Where we are not the lead investor in a pre-IPO financing round or are unable to negotiate terms directly with selling stockholders in a private secondary transaction, the price and terms of the investment have generally already been established by the issuer and/or its placement agent or by the selling stockholder group and/or its adviser. In these deals, we typically we will not have structural protections, although some variation may be included in certain investments to the extent negotiated by the lead investor in such transactions.

Our convertible preferred stock investments typically carry fixed or adjustable rate dividends and will generally have a preference over common equity in the payment of dividends and the liquidation of a portfolio company’s assets. This preference means that a portfolio company must pay dividends on preferred stock before paying any dividends on its common equity and, in some cases, the holders of all outstanding series of preferred stock would receive any preferred dividends based on their respective preference amount on a pro rata basis. However, in order to be payable, dividends on such preferred stock must be declared by the portfolio company’s board of directors. In the event dividends on our preferred stock investments are non-cumulative, which is typically the case, if the board of directors of a portfolio company does not declare a preferred dividend for a specific period, then we will not be entitled to such a preferred dividend for such period. We do not expect the board of directors of our portfolio companies to declare preferred dividends since these companies typically prefer to retain profits, if any, in their businesses. Accordingly, we do not expect to receive dividend income on our preferred stock investments. Cumulative dividend payments on preferred equity means dividends will accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must typically be paid before any dividend on the common equity can be paid. However, there is no assurance that any dividends will be paid by a portfolio company even in the case of cumulative preferred dividends and, in most cases, the payment of any accumulated preferred dividends is likely to be deferred until conversion and, if paid, may be paid in shares of the issuer’s preferred or common stock.

As of September 30, 2012, we had made a total of 20 portfolio company investments, and 17 of our initial investments in these companies have been structured as convertible preferred stock with the remaining three initial investments structured as common stock. Our convertible preferred stock, common stock, warrants and equity interests are generally non-income producing. Except for the convertible preferred stock investments in SilkRoad and Jumptap, all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company’s board of directors. In the case of SilkRoad, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by the portfolio company’s board of directors or upon a qualifying liquidation event. In the case of Jumptap, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by the portfolio company’s board of directors. During the nine months ended September 30, 2012, the preferred dividends on our Series B convertible preferred stock in Harvest Power were changed from a cumulative to a non-cumulative dividend in connection with Harvest Power’s Series C round. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

Our Investment Horizon

In general, we seek to invest in micro-cap and small-cap companies that we believe will be able to file a registration statement with the SEC for an IPO within approximately 12 months after our initial investment, and complete an IPO and obtain an exchange listing within approximately 18 months after the closing of our initial investment. After the IPO is completed, we typically will be subject to a lockup restriction which prohibits us from selling our investment during the customary 180-day period following the IPO. Once this lockup restriction expires, we expect to sell our shares in the portfolio company in the public markets over the following 12 months. However, we have the discretion to hold our position to the extent we believe the portfolio company is not being appropriately valued in the public markets or is adversely affected by market or industry cyclicality. Accordingly, we anticipate our typical investment horizon for portfolio investments will be 36 months; however, we may also pursue investments with a shorter expected investment horizon, where we believe the portfolio company may file for an IPO sooner than 12 months or has a registration statement filed at the time of our investment. In each case, we have the discretion to hold securities for a longer period. There can be no assurance that we will be able to achieve our targeted return on our investments in portfolio companies once they go public. The table below illustrates our targeted portfolio company investment horizon.

1	Following an IPO, the shares we hold in our portfolio companies are generally subject to customary 180 day lockup restrictions.

If the private companies in which we invest do not perform as planned, they may be unable to successfully complete an IPO within our typical targeted 18-month time frame, or at all, or may decide to abandon their plans for an IPO. In such cases, we will likely exceed our targeted 36-month holding period and the value of these investments may decline substantially if an IPO exit is no longer viable. We may also be forced to take other steps to exit these investments, including the use of the trading platforms of private secondary marketplaces that specialize in the trading of private company securities. Although we expect that some of our equity investments may trade on these trading platforms, the securities we hold will typically be subject to legal and other restrictions on resale that may prevent us from using these trading platforms or otherwise selling our securities, and will otherwise be less liquid than publicly traded securities. Furthermore, trading in private securities markets involves risks given the possible imbalance of information between such transaction participants. In addition, while some portfolio companies may trade on the trading platforms of private secondary marketplaces, we can provide no assurance that such a trading market will be available for particular companies, will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate.

Since we do not seek to control any of our portfolio companies, or have a board seat, we generally do not expect to have input as to when, or if, our portfolio companies choose to pursue an IPO. In certain cases, our portfolio companies may choose to delay the pursuit of an IPO because of either adverse conditions in their particular industry or the IPO and equity markets generally. In other cases, our portfolio companies may be performing poorly or not achieving the milestones that an investment bank would require to underwrite an IPO. In such cases, our portfolio companies may need to raise additional capital, which may cause dilution to, or adversely affect, our ownership interests, or we may have to make additional follow-on investments pro rata with other investors in order to preserve our rights and preferences of our initial investment.

In certain situations, our portfolio companies may abandon the pursuit of an IPO altogether, including because the completion of an IPO is no longer a realistic possibility or because another company seeks to acquire our portfolio company. If a portfolio company has abandoned plans to pursue an IPO and we are not able to liquidate our shares privately, the portfolio company may consider a sale or merger with a strategic buyer as a possible alternative to an IPO or pursue a simultaneous “dual tracking” strategic sale and IPO exit strategy.

Portfolio Company Monitoring

As part of our portfolio company investment, we typically require information rights that give us access to the company’s quarterly and annual financial statements as well as the company’s annual budget. As of September 30, 2012, we had access to financial information for all of our portfolio companies. Although we do not have a control position through our ownership or board seats, we attempt to have dialogue, on at least a quarterly basis, with our private portfolio company management teams to review the company’s business prospects, financial results, and exit strategy plans. We monitor the financial trends of each portfolio company to assess the performance of individual companies as well as to evaluate overall portfolio quality and risk. We believe this is an important competitive advantage for us relative to those funds that do not have or require the same access to ongoing financial information that we insist upon. We also monitor our portfolio for compliance with the requirements for maintaining our status as a business development company under the 1940 Act and a RIC for tax purposes.

Since we will typically not be in a position to control the management, operation and strategic decision-making of the companies we invest in, a portfolio company may make business decisions with which we disagree, and the stockholders and management of such a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as venture capital and private equity sponsors that have substantial investments in our portfolio companies, may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity for the equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event that we disagree with the actions of a portfolio company or its substantial stockholders, and may therefore suffer a decrease in the value of our investments.

We also use our ongoing discussions with our portfolio company management teams to monitor their continued commitment to completing an IPO and, when requested, to provide our insights on the current IPO market and what we believe are the key differentiators for successful IPOs.

We also offer significant managerial assistance to our portfolio companies. We expect that this managerial assistance will likely involve consulting and advice on the going public process and public capital markets. As a business development company, we are required to offer, and in some cases provide and be paid for, such managerial assistance.

Disposition of Investments in Publicly Traded Portfolio Companies

Our primary source of investment return will be generated from net capital gains realized on the disposition of our portfolio company investments, which typically will occur after a portfolio company completes an IPO. We are also typically prohibited from exiting investments in our publicly traded portfolio company until the expiration of the customary post-IPO lockup agreement. These agreements, which we are required to enter into as part of our initial investment, prohibit us and other significant existing investors from selling stock in the portfolio company or hedging such securities during the customary 180 days following an IPO. The market prices of our portfolio companies that have recently completed an IPO typically experience high volatility and are driven by such factors as overall market conditions, the industry conditions for the particular sector in which the portfolio company operates, the portfolio company’s performance, the relative size of the public float, and the potential selling activities of other pre-IPO investors and possibly management. Following the post-IPO lockup period, significant sales by other selling stockholders may result in a decrease in trading price, particularly if the stock has low trading volumes, which could result in significant market price volatility and a decline in the value of our investment. In such cases, the value of our investments may decline substantially or we may be forced to hold our positions for longer than we anticipated, or both.

For our portfolio company investments where the lockup period following the IPO has expired and the stock becomes freely tradable, we typically do not begin selling automatically upon expiration of the lockup period. We expect to sell our positions over a period of time, typically during the 12 months following the expiration of our lockup, although we may sell more rapidly or in one or more block transactions. Factors that we may consider include, but are not limited to, the following:

•	The target price determined by our investment adviser based on its business judgment and what it believes to be the portfolio company’s intrinsic value.

•

The application of public company multiples and our proprietary analysis to a variety of operating metrics for each portfolio company. The primary operating metrics that we typically consider are revenue, EBITDA and net income.

•

Other factors that may be adversely or favorably affecting a particular portfolio company’s stock price, including overall market conditions, industry cyclicality, or issues specific to the portfolio company.

While we typically do not intend to purchase stock in a portfolio company’s IPO or in open market transactions thereafter, under certain circumstances, we may consider making additional investments in a publicly traded portfolio company in open market purchases, which will increase our position in the company. We typically will consider open market purchases of shares in our publicly traded portfolio companies as a means to bring our overall investment closer to our targeted 5% of our gross assets per portfolio company investment. In such cases, our initial private investments may have been limited due to the level of our gross assets at the time of the initial investment. However, we may be unable to make follow-on investments in our publicly traded portfolio companies as a result of certain regulatory restrictions on a business development company’s investments in publicly traded securities with market capitalizations in excess of $250 million. See “Regulation as a Business Development Company” below.

Because the portfolio company securities that we acquire are typically illiquid until an IPO or sale of the company, we generally cannot predict the regularity and time periods between dispositions of our portfolio company investments and the realizations of capital gains, if any, from such dispositions. Dispositions of our portfolio company investments are discretionary and based on our business judgment. Since we typically do not expect to generate current income from our portfolio company investments, our operating expenses will be financed from our capital base during periods of time between realizations of capital gains on our investments. In addition, if we are successful in disposing of a portfolio company investment, we intend to reinvest the principal amount of our investment in new portfolio company opportunities, with any gain that we may realize being distributed to our stockholders after we pay any incentive fees earned by our investment adviser and our operating expenses.

The trading platforms of private secondary marketplaces have also emerged as an alternative to traditional public equity exchanges to provide liquidity principally to the stockholders of venture capital-backed, private companies. While these trading platforms have more limited transaction volume than public exchanges, they may provide us with access to potential purchasers interested in privately acquiring our positions in our portfolio companies that are unable to complete an IPO within our targeted time frame.

Due to the perpetual nature of our corporate structure, we believe that we can be a patient investor in our portfolio companies, allowing them flexibility to access IPO windows when the timing and pricing may be best for the company and us. In the event of a prolonged closure of the IPO markets, we can be flexible as our portfolio companies wait for a market recovery or seek alternative exit strategies. However, there may be situations where our portfolio companies will not perform as planned and thus may be unable to go public under any circumstances. There may also be situations where a specific industry or sector will no longer be attractive to IPO investors.

In such cases, we will consider whether the portfolio company has already passed, or is likely to exceed, our targeted 18-month IPO completion period. If we believe the portfolio company will not complete an IPO within this period, our investment adviser has the discretion to consider a number of alternative strategies including:

•	Pursuing a negotiated sale of our interests to an existing investor;

•	Attempting to influence the portfolio company’s management to pursue a strategic merger or sale;

•	Identifying potential third party investors interested in purchasing all or a portion of our interest; and

•

Accessing the trading platforms of private secondary marketplaces that have emerged as an alternative to traditional public equity exchanges to provide liquidity principally to the stockholders of venture capital-backed, private companies, to the extent that such a market may exist for the subject portfolio company.

Our ability to liquidate our investments under any of these strategies will be highly uncertain although we expect to have a greater chance of success if our investments contain structural protections. Nonetheless, even if we are successful in liquidating an investment under these circumstances, we are not likely to achieve our targeted return and we may suffer a loss on our investment.

See “Risk Factors—The securities of our private portfolio companies are illiquid, and the inability of these portfolio companies to complete an IPO within our targeted time frame will extend the holding period of our investments, may adversely affect the value of these investments, and will delay the distribution of gains, if any.”

Competition

A large number of entities compete with us to make the types of equity investments that we target as part of our business strategy. We compete for such investments with a large number of venture capital funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. In addition, some of our competitors may require less information than we do and/or have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company and, as a result, such companies may be more successful in completing their investments. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition, and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Employees

Currently, we do not have any employees. The management of our investment portfolio will be the responsibility of our investment adviser, Keating Investments, and its Investment Committee, which currently consists of Messrs. Keating, Rogers and Schweiger. Keating Investments’ Investment Committee must unanimously approve each new investment that we make. The members of the Investment Committee will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities. However, Messrs. Keating, Rogers and Schweiger, through their financial interests in, or management positions with, Keating Investments, will be entitled to a portion of any investment advisory fees paid by us to Keating Investments pursuant to the Investment Advisory and Administrative Services Agreement.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio after the conclusion of each fiscal quarter in connection with the preparation of our annual and quarterly reports filed under the Exchange Act. Investments are stated at value as defined under the 1940 Act, in accordance with the applicable regulations of the SEC, and in accordance with Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”). Value, as defined in Section 2(a)(41) of the 1940 Act, is: (i) the market price for those securities for which a market quotation is readily available, and (ii) the fair value as determined in good faith by, or under the direction of, our Board of Directors for all other assets.

At September 30, 2012 and December 31, 2011, approximately 83% and 45%, respectively, of our gross assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. We make investments in later stage, typically venture capital-backed, private, pre-IPO companies in technology, Internet and software, and cleantech. Given the nature of investing in the securities of private companies, our investments are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and these securities are no longer subject to any post-IPO lockup restrictions. As such, we value all of our investments, other than unrestricted securities in publicly traded portfolio companies, at fair value as determined in good faith by our Board of Directors, pursuant to a consistent valuation policy in accordance with the provisions of ASC 820 and the 1940 Act.

Determination of fair values involves subjective judgments and estimates. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. Changes in valuation of these equity securities are recorded in our Statement of Operations as “Net change in unrealized appreciation (depreciation) on investments.”

The 1940 Act requires periodic valuation of each investment in our portfolio to determine our net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the closing market price on the valuation date; all other assets must be valued at fair value as determined in good faith by or under the direction of our Board of Directors.

Equity investments for which market quotations are readily available are generally valued at the most recently available closing market prices. However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices.

With respect to investments for which market quotations are not readily available, our Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process begins with each portfolio company investment being initially valued by Keating Investments’ senior investment professionals responsible for the portfolio investment.

•

The Chairman of our Valuation Committee, in consultation with management, will determine each calendar quarter which investments in our portfolio for which market quotations are not readily available will be reviewed by a third-party valuation firm.

However, a review will be conducted by a third-party valuation firm for each new portfolio company investment made during a calendar quarter and for any portfolio company for which market quotations are not readily available and whose valuation has not been reviewed in the prior twelve months.

•

Our Valuation Committee reviews the preliminary valuations, and our investment adviser and the third-party valuation firms respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee.

•

Our Board of Directors discusses the valuations and determines, in good faith, the fair value of each investment in our portfolio for which market quotations are not readily available based on the input of our investment adviser, the third-party valuation firms, and our Valuation Committee.

Investment Categories and Approaches to Determining Fair Value

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). In accordance with ASC 820, we use a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1: Observable inputs such as unadjusted quoted prices in active markets;

•	Level 2: Includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

•	Level 3: Unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

We apply the framework for determining fair value as described above to the valuation of investments in each of the following categories:

Short-Term Investments

Short-term investments, which were composed of investments in certificates of deposit with original maturities of 90 days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase.

As of September 30, 2012, we had cash and cash equivalents of $10,801,679, compared to cash and cash equivalents of $39,606,512 as of December 31, 2011. We primarily invest our cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully-collateralized by such securities. During the year ended December 31, 2011, as our investments in four-week certificates of deposit matured, we invested the proceeds into our money market funds. Accordingly, as of December 31, 2011, we no longer held any certificates of deposit classified as short-term investments. Cash needed to fund our near-term operating expenses is held in a bank depository account.

Equity Investments

Equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as

Level 1 assets. However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices and, accordingly, are classified as Level 3 assets.

The fair values of our equity investments for which market quotations are not readily available (including investments in convertible preferred stock) are determined based on various factors and are classified as Level 3 assets. To determine the fair value of a portfolio company for which market quotations are not readily available, we may analyze the portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors. We may also consider other events, including the transaction in which we acquired our securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an IPO by the portfolio company. In addition, we may consider the trends of the portfolio company’s basic financial metrics from the time of its original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value. The fair values of our portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which we are subject with respect to public companies in its portfolio.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. Our Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by our Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2012 Annual Meeting of Stockholders, our stockholders approved a proposal to sell or otherwise issue up to 50% of our outstanding common stock at a price (after reduction for commission and discounts) below our net asset value per share at the time of such issuance. Our Board of Directors has also adopted a policy which prohibits us from selling or issuing shares of our common stock at an offering price per share (offering price to public before commissions and discounts) which represents a discount to the then current net asset value per share of more than 15%. No change can be made to this policy without unanimous approval of our independent directors. Our authorization to sell our shares below net asset value will expire on the earlier of June 1, 2013 or the date of our 2013 Annual Meeting of Stockholders.

The offering being made pursuant to this prospectus may be made at a price below our then current net asset value per share, although pursuant to our Board of Directors’ policy we will not sell or issue shares of our common stock at an offering price per share which represents a discount to the then current net asset value per share of more than 15%. No change can be made to this policy without unanimous approval of our independent directors. We also will not sell shares of our common stock at a price below our net asset value per share to the extent that the cumulative amount of our shares sold below net asset value exceeds 50% of our outstanding shares at the time of our stockholder approval.

In order to sell shares pursuant to this authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must: (i) find that the sale is in our best interests and in the best interests of our stockholders, and (ii) in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, such directors must make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

In making a determination that this offering be made a price below our net asset value per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including matters such as:

•

the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our existing stockholders would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than the then current net asset value per share;

•	the relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering; and

•	the anticipated rate of return on and quality, type and availability of investments.

Our Board of Directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional base management fees on the proceeds of the offering, as it would from the offering common stock at a premium to our net asset value per share.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis.

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we sell at in such an offering (after selling discounts and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a stockholder who does not participate in a discounted offering. Sales prices and discounts are hypothetical in the presentation below, and actual sales prices and discounts may differ from those presented in the table below. It is not possible to predict the level of market price decline that may occur.

The table below is based on our common stock outstanding of 9,213,311 shares, $74,950,456 of net assets, and a net asset value per share of $8.14, as of September 30, 2012. The table illustrates the dilutive effect on a non-participating stockholder holding 0.20% of our outstanding shares of an offering of 4,000,000 shares (43.4% of outstanding shares) and an assumed offering price to the public of $[    ] per share (a [    ]% discount from the net asset value per share). After selling commissions and discounts, the proceeds to the Company would be $[    ] per share (a [    ]% discount from the net asset value per share).

	Prior to Sale Below NAV	Following Sale			% Change
Offering Price
Price per Share to Public		$	[	]
Net Proceeds per Share to Issuer[1]		$	[	]

Decrease to NAV
Total Shares Outstanding	9,213,311		[	]	[	]%
NAV per Share	$8.14	$	[	]	[	]%

Dilution to Non-Participating Stockholder
Shares Held by Stockholder A	18,427		[	]	[	]%
Percentage of Shares Held by Stockholder A	0.20%		[	]%	[	]%

Total Asset Values
Total NAV Held by Stockholder A	$149,996	$	[	]	[	]%
Total Investment by Stockholder A2	$149,996	$	[	]
Total Dilution to Stockholder A		$	[	]
(Total NAV Less Total Investment)

Per Share Amounts
NAV per Share Held by Stockholder A	—	$	[	]
Investment per Share Held by Stockholder A2	$8.14		$8.14
Dilution per Share Held by Stockholder A	—	$	[	]
(Total NAV per Share Less Investment per Share)
Percentage Dilution to Stockholder A
(Dilution per Share Divided by Investment per Share)					[	]%

1	Assumes selling discounts and commissions of 7%, but excludes estimated offering expenses of $500,000.
2	Assumed to be $8.14 per share on shares held prior to sale.

Impact on Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we sell at in such an offering (after selling discounts and commissions) will experience the same types of net asset value dilution as the non-participating stockholders, albeit at a lower level, to the extent they purchase a lower percentage of the discounted offering than their percentage interest in our shares of common stock immediately prior to such offering. The level of net asset value dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the discounted offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The table below is based on our common stock outstanding of 9,213,311 shares, $74,950,456 of net assets, and a net asset value per share of $8.14, as of September 30, 2012, and assumes an offering of 4,000,000 shares (43.4% of outstanding shares) and an assumed offering price to the public of $[    ] per share (a [    ]% discount from the net asset value per share). After selling commissions and discounts, the proceeds to the Company would be $[    ] per share (a [    ]% discount from the net asset value per share). The following table illustrates the level of dilution and accretion in such discounted offering for a stockholder holding 0.20% of our outstanding shares that acquires shares equal to: (i) 50% of its proportionate share of the offering (i.e., 4,000 shares, which is 0.10% of the offering of 4,000,000 shares rather than its 0.20% proportionate share), and (ii) 150% of such percentage (i.e., 12,000 shares, which is 0.30% of the offering rather than its 0.20% proportionate share).

		50% Participation					150% Participation
	Prior to Sale Below NAV	Following Sale			% Change		Following Sale			% Change
Offering Price
Price per Share to Public		$	[	]			$	[	]
Net Proceeds per Share to Issuer[1]		$	[	]			$	[	]

Decrease/Increase to NAV
Total Shares Outstanding	9,213,311		[	]	[	]%		[	]	[	]%
NAV per Share	$8.14	$	[	]	[	]%	$	[	]	[	]%

Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	18,427		[	]	[	]%		[	]	[	]%
Percentage of Shares Held by Stockholder A	0.20%		[	]%	[	]%		[	]%	[	]%

Total Asset Values
Total NAV Held by Stockholder A	$149,996	$	[	]	[	]%	$	[	]	[	]%
Total Investment by Stockholder A2	$149,996	$	[	]			$	[	]
Total Dilution to Stockholder A		$	[	]			$	[	]
(Total NAV Less Total Investment)

Per Share Amounts
NAV per Share Held by Stockholder A	—	$	[	]			$	[	]
Investment per Share Held by Stockholder A2	$8.14	$	[	]			$	[	]
Dilution per Share Held by Stockholder A	—	$	[	]			$	[	]
(Total NAV per Share Less Investment per Share)
Percentage Dilution to Stockholder A
(Dilution per Share Divided by Investment per Share)					[	]%				[	]%

1	Assumes selling discounts and commissions of 7%, but excludes estimated offering expenses of $500,000.
2	Assumed to be $8.14 per share on shares held prior to sale.

Impact on New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling commissions and discounts paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling discounts and commissions paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new investors do not participate, in which case such new investor will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The table below is based on our common stock outstanding of 9,213,311 shares, $74,950,456 of net assets, and a net asset value per share of $8.14, as of September 30, 2012, and assumes an offering of 4,000,000 shares (43.4% of outstanding shares) with an assumed offering price to the public of $[    ] per share (a [    ]% discount from the net asset value per share). After selling commissions and discounts, the proceeds to the Company would be $[    ] per share (a [    ]% discount from the net asset value per share). The following table illustrates the level of dilution or accretion for new investors that will be experienced by a new investor who purchases the same percentage (0.20%) of the shares in the discounted offering as the stockholder in the prior tables held immediately prior to the offering. These new stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Following Sale			% Change
Offering Price
Price per Share to Public		$	[	]
Net Proceeds per Share to Issuer[1]		$	[	]

Decrease/Increase to NAV
Total Shares Outstanding	9,213,311		[	]	[	]%
NAV per Share	$8.14	$	[	]	[	]%

Dilution/Accretion to New Investor
Shares Held by New Investor A	0		[	]
Percentage of Shares Held by New Investor A	0.00%		[	]%

Total Asset Values
Total NAV Held by New Investor A	$—	$	[	]
Total Investment by New Investor A2	$—	$	[	]
Total Accretion to New Investor A		$	[	]
(Total NAV Less Total Investment)

	Prior to Sale Below NAV	Following Sale			% Change
Per Share Amounts
NAV per Share Held by New Investor A	—	$	[	]
Investment per Share Held by New Investor A2	$—	$	[	]
Accretion per Share Held by New Investor A	—	$	[	]
(Total NAV per Share Less Investment per Share)
Percentage Dilution/Accretion to New Investor A
(Accretion per Share Divided by Investment per Share)					[	]%

1	Assumes selling discounts and commissions of 7%, but excludes estimated offering expenses of $500,000.
2	At price to public.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of six members, four of whom are not “interested persons” of Keating Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director includes, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors maintains an Audit Committee, a Valuation Committee and a Nominating Committee, and may establish additional committees in the future. Unless approved by our Board of Directors, we will not permit our executive officers or directors to serve as officers, directors or principals of entities that operate in the same or related line of business as we do, other than investment funds, if any, managed by our investment adviser and its affiliates.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Positions Held	Director Since	Expiration of Term
Independent Directors:
Andrew S. Miller(1)(2)	56	Director	2008	2013
Brian P. Alleman(1)(2)(3)	56	Director	2011	2013
J. Taylor Simonton(1)(2)	68	Director	2008	2013
Laurence W. Berger(2)(4)	69	Director	2011	2013

Interested Directors:
Timothy J. Keating	49	President, Chief Executive Officer and Chairman of the Board of Directors	2008	2013
Frederic M. Schweiger	52	Chief Operating Officer, Chief Compliance Officer, Secretary and Director	2011	2013

(1)	Member of the Audit Committee.
(2)	Member of the Valuation Committee.
(3)	On September 30, 2011, William F. Owens notified the Board of his resignation from the Board, including the Audit Committee and Valuation Committee thereof, effective September 30, 2011. Effective October 1, 2011, the Board appointed Brian P. Alleman to fill the position vacated by Mr. Owens and to serve as a director until the 2012 Annual Meeting of Stockholders or until his successor is duly elected and qualified.
(4)	On August 10, 2011, the Board approved an increase in the size of the Board of Directors from five to six directors and appointed Laurence W. Berger to fill the new Board seat, effective immediately, and serve as a director until the 2012 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

At our 2012 Annual Meeting of Stockholders, each of our directors was re-elected for an additional one year term expiring in 2013.

The address for each director is c/o Keating Capital, Inc., 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Executive Officers who are not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Positions Held
Kyle L. Rogers	35	Chief Investment Officer
Stephen M. Hills	31	Chief Financial Officer and Treasurer

The address for each executive officer who is not a director is c/o Keating Capital, Inc., 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Biographical Information

The Board of Directors has identified certain desired attributes for its directors. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Each of our directors has been selected such that the Board of Directors represents a diversity of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Independent Directors

Andrew S. Miller.    Mr. Miller is the founder and is currently the Managing Principal of Miller Frishman Group, LLC, a full service leasing and property management company, providing site analysis, market research, construction management, financing, brokerage and receiverships services. Mr. Miller is also the founder and is currently the Manager of Rapid Funding, LLC, a commercial and residential lender, which began business in 1998. Since its inception, Rapid Funding has loaned to projects including land developments, shopping centers, office buildings and construction loans on condominium buildings. Mr. Miller also is the co-founder and currently the Managing Member of Realty Funding Group, a mortgage and finance company which has provided financing for commercial real estate projects across the United States, which began business in 1994. From 1990 to 2010, Mr. Miller served as the President and Chief Operating Officer of SevoMiller, Inc., a full service real estate company specializing in purchasing and developing commercial real estate, which he co-founded. From 1980 to 1989, Mr. Miller co-founded and served as Vice President of Loup-Miller Development Company, a real estate company which designed and developed numerous shopping centers, apartment communities, office buildings and warehouses. Mr. Miller is a 1978 graduate of the University of Denver with a B.S. in Accounting. Mr. Miller’s experience as a founder and executive officer of numerous advisory and development companies brings broad financial industry and specific investment management knowledge and expertise to our Board of Directors.

Brian P. Alleman.    Mr. Alleman is the founder and Managing Director of Alleman & Associates LLC, a strategic financial and business operations advisory firm. Since its inception in October 2009, Alleman & Associates has assisted companies in finance and operations, capital markets, M&A transactions, intellectual property matters, and other strategic business issues. From October 2008 to November 2010, Mr. Alleman was the Chief Financial Officer (“CFO”) of Taeus Corporation, a privately-owned engineering-based intellectual property consulting firm, where he was also responsible for developing sales and marketing relationships with financial market participants. Prior to founding Alleman & Associates, from August 2002 to September 2009, Mr. Alleman was a Partner with Tatum LLC, a professional services company specializing in providing outsourced CFO services to public and private enterprises. In his capacity as a Partner at Tatum, Mr. Alleman served as CFO of Simtek Corporation, a Nasdaq-listed semiconductor company acquired by Cypress Semiconductor Corporation in September 2008; as CFO of Spectrum Mapping, a privately-held geospatial and aerial mapping firm; and as CFO of Polar Molecular Holding Corporation, a public company engaged in fuel additive development. In addition, Mr. Alleman’s consultancy engagements at Tatum included advising several private and public companies on mergers and acquisitions, public company filings, capital structures and financing alternatives. Mr. Alleman served as CFO of Centuri Corporation from June 1993 to June 2002 and as Vice President of Finance and CFO of Certified Holding Corporation from 1989 to 1993. Prior to 1989, Mr. Alleman held audit positions at Arthur Young & Company and Arthur Andersen & Company and was a manager of financial reporting for The Dun & Bradstreet Corporation. Mr. Alleman received a B.S. in Accounting from Seton Hall University in 1978. Mr. Alleman became a Certified Public Accountant in the State of New Jersey in 1980 and continued as a Certified Public Accountant until 1999 when his license became inactive. Mr. Alleman brings to the Board of Directors over 20 years’ experience as a CFO in a variety of companies, including those in the technology sector. Additionally, through Mr. Alleman’s extensive experience both as a financial officer of, and a consultant to, emerging private and public companies, he brings an understanding to our Board of Directors of the critical issues faced by companies that match the profile of those in Keating Capital’s portfolio.

J. Taylor Simonton.    Mr. Simonton spent 35 years at PricewaterhouseCoopers LLP (PwC), including 23 years as an audit partner in the firm’s Accounting and Business Advisory Services practice group, before retiring in 2001. Mr. Simonton was a partner for seven years in PwC’s National Office Risk & Quality Group, which handles the firm’s auditing and accounting standards, SEC, corporate governance, risk management and quality matters. Mr. Simonton is currently a director, member of the Audit Committee, of which he was chair from October 2005 until June 2009, and a member of the Nominating and Governance Committee of Red Robin Gourmet Burgers, Inc. (NasdaqGS: RRGB), a casual dining restaurant chain operator serving high quality gourmet burgers, having been appointed as a director in September 2005. In October 2008, he was elected an independent director and chair of the Audit Committee of Zynex, Inc. (OTCBB: ZYXI.OB), a company that engineers, manufactures, markets and sells medical devices for the electrotherapy and stroke and spinal cord injury rehabilitation markets. From January 2003 to February 2007, he also served as a director and the chair of the Audit Committee of Fischer Imaging Corporation, a public company that designed, manufactured and marketed medical imaging systems. Mr. Simonton is a Director, Chairman and Past President of the Colorado Chapter of the National Association of Corporate Directors (NACD) and is a 2011 NACD Board Leadership Fellow. Mr. Simonton received a B.S. in Accounting from the University of Tennessee in 1966 and is a Certified Public Accountant. Mr. Simonton’s extensive accounting, SEC reporting and corporate governance experience, as well as his comprehensive experience on the board of directors of other public companies, benefits the Board of Directors.

Lawrence W. Berger.    Mr. Berger is a Senior Advisor with McKinsey & Company’s Asian Financial Institutions Group, serving as a business strategy consultant for banks and major financial institutions in East Asia for the past 14 years. Mr. Berger’s consultancy engagements have included the development and implementation of investment strategy, capital markets strategy, organizational and corporate governance initiatives, loan rehabilitation and risk management, front-line sales improvement, growth and merger and acquisition strategy for central and commercial banks, government agencies, monetary authorities, and several other types of institutions across the Asia-Pacific region. Previously, Mr. Berger held senior management positions at Kidder, Peabody & Co. from January 1987 to December 1989 and Bank of America from July 1985 to December 1986, where he built and managed a number of financial services businesses. From June 1970 to July 1985, Mr. Berger served as a Managing Director at J.P. Morgan, with a variety of management responsibilities at the bank’s New York, Tokyo and Seoul offices. Mr. Berger completed his undergraduate studies at Claremont McKenna College, where he earned an honors degree in Political Science and International Relations, and earned a M.B.A. at the University of California Berkeley with a dual major in Corporate Finance and International Finance. Mr. Berger is qualified to serve on our Board of Directors because of his nearly 40 years’ experience working at and advising some of the largest financial institutions in the world. Additionally, Mr. Berger has worked and lived outside of the U.S. for a significant portion of his career and brings an extensive network and understanding of international companies, markets and cultures to our Board of Directors.

Interested Directors

Timothy J. Keating.    Mr. Keating has served as President, Chief Executive Officer and Chairman of the Board of Directors of Keating Capital since its inception in 2008. Mr. Keating also is the founder and principal of, and has served as President, Managing Member and principal owner of, our investment adviser, Keating Investments, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), since it was founded in 1997. Mr. Keating previously served as the President of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a Financial Industry Regulatory Authority, Inc. (“FINRA”) registered broker-dealer, from August 1999 to August 2008. Prior to founding Keating Investments, Mr. Keating was a proprietary arbitrage trader and also head of the European Equity Trading Department at Bear Stearns International Limited (London) from 1994 to 1997. From 1990 to 1994, Mr. Keating founded and ran the European Equity Derivative Products Department for Nomura International Plc in London. Mr. Keating began his career at Kidder, Peabody & Co., Inc. where he was active in the Financial Futures Department in both New York and London. Mr. Keating is a 1985 cum laude graduate of Harvard College with an A.B. in economics. Mr. Keating’s intimate knowledge of the business and operations of Keating Investments, extensive experience in the financial industry as well as the management of alternative investment products in particular, not only gives the Board of Directors valuable insight but also position Mr. Keating well to continue to serve as the Chairman of our Board of Directors.

Frederic M. Schweiger.    Mr. Schweiger has served as Chief Operating Officer, Chief Compliance Officer and Secretary of Keating Capital since September 2010. Since March 2010, Mr. Schweiger has been a principal of and an investment professional at, and a member of the Investment Committee of, Keating Investments. Mr. Schweiger became a member of Keating Investments in March 2010 and become the Chief Operating Officer of Keating Investments in April 2010. Mr. Schweiger was appointed the Chief Compliance Officer of Keating Investments in September 2010. From 1999 to March 2010, Mr. Schweiger had been the sole stockholder and President of Garisch Financial, Inc., a firm providing business and financial consulting services to private companies, including private operating companies interested in raising private or public financing as part of a going public strategy. Mr. Schweiger was also a consultant to and registered representative of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments, from January 2004 through July 2006. Prior to founding Garisch Financial, Inc., from 1993 to 1999, Mr. Schweiger served in various officer positions, including Executive

Vice President, Chief Financial Officer and General Counsel, with Old World Industries, Inc., a privately-held automotive products and industrial chemicals manufacturer and marketer based in Northbrook, Illinois. From 1991 through 1993, Mr. Schweiger was General Counsel and Chief Acquisition Officer for The Boucher Group, Inc., a multi-location automotive dealership group headquartered in Milwaukee, Wisconsin, where he was responsible for dealership acquisitions, corporate and legal matters. Mr. Schweiger began his career as a corporate and mergers and acquisitions attorney with Mulcahy & Wherry, S.C., a law firm based in Milwaukee, Wisconsin. Mr. Schweiger received a B.B.A. in Accounting from the University of Notre Dame, a J.D. degree from Marquette University and a Masters of Law in Taxation degree from New York University. The Board of Directors benefits from Mr. Schweiger’s over 25 years of experience as a chief financial officer, general counsel or consultant advising private and public companies on a wide range of financial, accounting, strategic, operational and regulatory matters. Mr. Schweiger also has negotiated, evaluated and structured numerous corporate acquisitions, divestitures and financings. Mr. Schweiger’s knowledge of the going public process, public company reporting requirements, and other regulations impacting public companies and the capital formation process are also a valuable contribution to our Board of Directors. Mr. Schweiger’s qualifications to serve on our Board of Directors further include his extensive finance and accounting experience, his management and operational experience as the Chief Operating Officer of Keating Capital and our investment adviser, Keating Investments, and his intimate knowledge of our operations.

Executive Officers who are not Directors

Kyle L. Rogers.    Mr. Rogers has served as Chief Investment Officer of Keating Capital since September 2010, and previously served as Chief Operating Officer and Secretary of Keating Capital from its inception in 2008 until September 2010. Mr. Rogers became the Chief Investment Officer of Keating Investments in April 2010. Mr. Rogers was the Chief Operating Officer of Keating Investments from October 2001 to April 2010. In January 2006, Mr. Rogers became a non-managing member of Keating Investments. Mr. Rogers also previously served as the Chief Compliance Officer of Keating Investments and Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2004 until January 2007. Since joining Keating Investments, Mr. Rogers has been involved in evaluating, negotiating and structuring investments in micro- and small-cap companies, and assisting them in obtaining public company status. Prior to joining Keating Investments, Mr. Rogers was a financial analyst in the Private Wealth Management and Fixed Income Currency & Commodities divisions at Goldman Sachs from July 1999 to September 2001. Mr. Rogers is a CFA Charter holder. Mr. Rogers is a 1999 graduate of Dartmouth College with a B.A. degree in government.

Stephen M. Hills.    Mr. Hills became our Chief Financial Officer and Treasurer on November 16, 2011. From April 2011 through November 2011, Mr. Hills served as Director of Valuation Services with Arcstone Partners, a valuation services and investment research firm based in Denver, Colorado. From 2008 to 2011, Mr. Hills served as Manager of External Reporting and Manager of Technical Accounting with Molson Coors Brewing Company, a NYSE-traded global brewing company. Mr. Hills began his career at PricewaterhouseCoopers, where he worked in the audit practice in New York from 2003 to 2005 and the Transaction Services practice in New York and Chicago from 2005 to 2008, attaining the position of Manager. Mr. Hills is a Certified Public Accountant and a 2003 cum laude graduate of Villanova University with a B.S. in Accountancy.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company’s Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Keating serves as the chairman of our Board of Directors. Mr. Keating is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the managing member of our investment adviser. We believe that Mr. Keating’s history with the Company and extensive experience in the management of alternative investments qualifies him to serve as the Chairman of our Board of Directors. Moreover, we believe that the Company is best served through its existing leadership structure with Mr. Keating as Chairman of our Board of Directors, as Mr. Keating’s relationship with the Company’s investment adviser provides an effective bridge between the Board of Directors and our investment adviser thus ensuring an open dialogue between the Board of Directors and our investment adviser and that both groups act with a common purpose. Mr. Simonton currently serves as the lead independent director of our Board of Directors. The lead independent director, among other things, chairs executive sessions of the four directors who are independent directors, serves as a spokesman for the independent directors, assists in establishing the agendas for our Board meetings, and serves as a liaison between the independent directors and our management.

We believe that Board leadership structures must be evaluated on a case by case basis and that our existing Board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board’s Role in Risk Oversight

While risk management is primarily the responsibility of our management team, the Board is responsible for the overall supervision of our risk management activities. The Board’s oversight of the material risks faced by us occurs at both the full Board level and at the committee level. Our Board of Directors performs its risk oversight function primarily through: (a) its Audit Committee and Valuation Committee, which report to the entire Board of Directors; and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under the section entitled “Committees of the Board of Directors,” the Audit Committee and the Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting, and the audits of the Company’s financial statements. The Valuation Committee’s risk oversight responsibilities include reviewing preliminary portfolio company valuations from the Company’s investment adviser and third-party valuation firms and making recommendations to our Board of Directors regarding the valuation of each investment in the Company’s portfolio.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by our Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board’s role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. Specifically, as a business development company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which Keating Investments or any of its affiliates currently has an investment. In addition, during 2011, we satisfied the requirements to qualify as a regulated investment company (“RIC”) and intend to be treated as a RIC under Subchapter M of the Code for our 2011 taxable year. As a RIC we must, among other things, meet certain income source and asset diversification requirements.

Management provides regular updates throughout the year to the Board regarding the management of the risks they oversee at each regular meeting of the Board. We believe that the Board’s role in risk oversight must be evaluated on a case by case basis and that our existing Board of Director’s role in risk oversight is appropriate. However, we continually re-examine the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet the Company’s needs.

Committees of the Board of Directors

Our Board of Directors has established the Audit Committee and the Valuation Committee. During 2011, our Board of Directors held five Board meetings, five Audit Committee meetings, and four Valuation Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

During November 2011, our Board of Directors established a Nominating Committee of the Board, pursuant to authority granted by the Bylaws of the Company. No meetings of the Nominating Committee were held in 2011.

The table below provides membership and chairmanship information for each standing Board committee as of the date of this prospectus.

Name	Audit Committee	Valuation Committee	Nominating Committee
Timothy J. Keating	—	—	—
Frederic M. Schweiger	—	—	—
Brian P. Alleman	Member	Chairman	Member
Laurence W. Berger	—	Member	Member
Andrew S. Miller	Member	Member	Member
J. Taylor Simonton	Chairman	Member	Member

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to us at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm; evaluating the appointment, compensation and retention of our registered public accounting firm; receiving formal written statements from our independent registered public accounting firm regarding its independence, including a delineation of all relationships between it and the Company; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. In addition, the Audit Committee’s responsibilities include considering the effect on the Company of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm, any changes in service providers, such as the accountants, that could impact the Company’s internal control over financial reporting, and any changes in schedules (such as fiscal or tax year-end changes) or structures or transactions that required special accounting activities, services or resources. The Audit Committee is presently composed of three persons: Messrs. Simonton, Alleman and Miller. Mr. Alleman became a member of the Audit Committee on October 1, 2011. Each member of the Audit Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Simonton is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Messrs. Simonton, Alleman and Miller meet the current independence requirements of Rule 10A-3 of the Exchange Act and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Simonton currently serves as Chairman of the Audit Committee. The Audit Committee met on five occasions during 2011.

Valuation Committee

The Valuation Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee is responsible for aiding our Board of Directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market quotations are not readily available. The Board of Directors and the Valuation Committee may utilize the services of third-party valuation firms to help determine the fair value of these securities. The Valuation Committee is presently composed of four persons: Messrs. Alleman, Berger, Miller and Simonton. On October 1, 2011, Messrs. Alleman and Berger became members of the Valuation Committee. Although the Valuation Committee charter only requires that at least two members not be “interested persons,” our Board of Directors determined that the current composition of the Valuation Committee, composed of each of the Company’s non-interested directors is in the best interests of the Company and its stockholders based on the increase in the number of portfolio company investments made and currently held by us. Mr. Alleman serves as Chairman of the Valuation Committee having replaced Mr. Simonton as the Chairman effective October 1, 2011. The Valuation Committee met on four occasions during 2011.

Nominating Committee

During November 2011, our Board of Directors approved a charter for the Nominating Committee, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. Prior to the approval of the charter establishing our Nominating Committee, the Board of Directors had adopted a written policy with regard to the nomination process and stockholder recommendations. The Nominating Committee’s responsibilities include identifying individuals qualified to serve on the Board as directors and on committees of the Board, recommending that the Board select the Board nominees for the next annual meeting of stockholders, establishing procedures for evaluating the suitability of potential director nominees consistent with the criteria approved by the Board, reviewing the suitability for continued service as a director when his or her term expires and at such other times as the Nominating Committee deems necessary or appropriate, and recommending whether or not the director should be re-nominated, reviewing the membership of the Board and its committees and recommending changes, if any, to the Board to ensure that the number of independent directors serving on the Board satisfies the requirements of the Securities and Exchange Commission and the Nasdaq Capital Market, establishing a policy under which stockholders of the Company may recommend a candidate to the Nominating Committee for consideration for nomination as a director, and recommending to the Board or to the appropriate committee thereto processes for annual evaluations of the performance of the Board, the Chairman of the Board and the Chief Executive Officer of the Company, and its standing committees. The Nominating Committee is presently composed of four persons: Messrs. Alleman, Berger, Miller and Simonton. Each member of the Nominating Committee is considered independent under the rules promulgated by the Nasdaq Stock Market. Mr. Simonton serves as Chairman of the Nominating Committee. The Nominating Committee did not meet during 2011.

The Nominating Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past ten years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the Nominating Committee will generally consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations and listing standards, if applicable.

The goal of the Nominating Committee is to assemble a Board of Directors that brings to the Company a diversity of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The Nominating Committee and the Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.

The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Nominating Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board of Directors that best serves the needs of the Company and the interest of its stockholders.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Communication with the Board of Directors

Stockholders with questions about Keating Capital are encouraged to contact our Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111. We intend to disclose any amendments to, or waivers from a required provision of, our corporate code of ethics in a current report on Form 8-K.

Indemnification

Under the Maryland General Corporation Law and pursuant to our amended and restated charter and bylaws, we may indemnify our officers and directors for various expenses and damages resulting from their acting in these capacities. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our officers and directors pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act, and is therefore unenforceable.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under the Maryland General Corporation Law and the 1940 Act, unless otherwise limited by our amended and restated charter and bylaws. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding. The indemnification agreements also require us to procure liability insurance coverage for our officers and directors. In addition, each indemnification agreement further provides that the applicable provisions of our amended and restated charter and bylaws regarding indemnification shall control in the event of any conflict with any provisions of such indemnification agreements.

Compensation of Chief Executive Officer and Other Executive Officers

We have entered into an Investment Advisory and Administrative Services Agreement, pursuant to which Keating Investments has agreed to serve as our investment adviser and to furnish us with certain administrative services necessary to conduct our day-to-day operations. This agreement is terminable by either party upon proper notice. We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components; (i) a base management fee, and (ii) an incentive fee. We also reimburse Keating Investments for our allocable portion of overhead and other administrative expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including an allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

Our officers do not receive any compensation directly from us. However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

Mr. Hills serves as our Chief Financial Officer and replaced Ranjit P. Mankekar in such position effective November 16, 2011. The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by Keating Investments, subject to reimbursement by us of our allocable portion of such compensation for services rendered by such persons to us. For the years ended December 31, 2011, 2010 and 2009, we reimbursed Keating Investments $352,389, $297,910, and $185,182, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments. However, during the year ended December 31, 2011, no portion of our Chief Compliance Officer’s compensation was allocated to us since Mr. Schweiger is also a member of our investment adviser’s Investment Committee. Our expense allocation ratio is not fixed, and is therefore subject to fluctuation from period to period. In particular, the allocation ratio with respect to compensation of our Chief Financial Officer and Chief Compliance Officer is dependent upon the amount of time each devotes to matters on behalf of us and Keating Investments, respectively.

We also agreed to reimburse our investment adviser for separation payments due to Mr. Mankekar, the Company’s former Chief Financial Officer. In consideration for certain separation services, the former Chief Financial Officer was paid a separation payment equal to $8,000 per month (prorated for any partial month) for the period November 16, 2011 through April 30, 2012.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2011.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Timothy J. Keating	—	—	—
Frederic M. Schweiger(3)	—	—	—

Independent Directors
J. Taylor Simonton	$48,750	—	$48,750
Andrew S. Miller	$33,750	—	$33,750
Brian P. Alleman(3)	$11,250	—	$11,250
Laurence W. Berger(3)	$12,000	—	$12,000
William F. Owens(4)	$24,000	—	$24,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Messrs. Berger and Alleman became directors on August 10, 2011 and October 1, 2011, respectively. Mr. Schweiger was appointed as a director on November 4, 2011.
(4)	Mr. Owens resigned from our Board of Directors effective September 30, 2011.

We currently pay our independent directors an annual fee of $20,000, payable quarterly in advance, covering any regular or special meetings of the Board attended in person, any telephonic meeting of the Board in which the director participated, and any non-meeting consultations with the Company’s management. We also pay our lead independent director, as designated from time to time by our Board of Directors, an additional annual fee of $5,000, payable quarterly in advance. Mr. Simonton is presently designated as our lead independent director.

We currently pay each independent director who serves on the Audit Committee (including the Chairman) an annual fee of $5,000, payable quarterly in advance, covering any regular or special meetings of the Audit Committee attended in person, any telephonic meeting of the Audit Committee in which the director participated, and any non-meeting consultations with the Company’s management. We pay our independent director who serves as the Chairman of the Audit Committee an additional annual fee of $10,000, payable quarterly in advance. Mr. Simonton is presently designated as Chairman of our Audit Committee.

We currently pay each independent director who serves on the Valuation Committee (including the Chairman) an annual fee of $10,000, payable quarterly in advance, covering any regular or special meetings of the Valuation Committee attended in person, any telephonic meeting of the Valuation Committee in which the director participated, and any non-meeting consultations with the Company’s management. We pay our independent director who serves as the Chairman of the Valuation Committee an additional annual fee of $10,000, payable quarterly in advance. Mr. Alleman is presently designated as Chairman of our Valuation Committee.

The members of the Nominating Committee do not receive any separate compensation for serving as a member of our Nominating Committee.

We also reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Interested directors do not receive separate fees for their services as directors.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Employment Agreements

None of our executive officers or directors has employment agreements with us. However, we have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments, our external investment adviser. Under the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments manages our day-to-day operations and provides us with investment advisory services. Keating Investments’ services under the Investment Advisory and Administrative Services Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired. We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to Keating Investments and any incentive fees earned by Keating Investments are paid by us and ultimately be borne by our common stockholders.

PORTFOLIO MANAGEMENT

As our investment adviser, Keating Investments is responsible for managing our day-to-day operations including, without limitation, identifying, evaluating, negotiating, closing, monitoring and servicing our investments. Keating Investments has established an investment committee (the “Investment Committee”) that must unanimously approve each new portfolio company investment that we make. Messrs. Keating, Rogers and Schweiger are the current members of the Investment Committee. However, as the managing member of Keating Investments, Mr. Keating has sole control over the appointment and removal of the members of the Investment Committee.

Our investment adviser’s principals have extensive experience in taking companies public, advising micro- and small-cap companies on capital markets strategies, and developing investor relations programs. Our investment adviser has managed our portfolio company investment activity since we made our first investment in January 2010. Through our investment adviser’s experience in taking companies public, we believe the principals of our investment adviser possess valuable insights on the trends affecting the IPO market, factors that contribute to the completion of a successful IPO in the current market, key IPO pricing drivers, investor sentiment, and industries or sectors in and out of favor. Our investment adviser is able to use this experience and insight as part of its disciplined approach to investment assessment and adjust valuation expectations and portfolio composition as IPO market trends are identified.

For more information regarding the business experience of Messrs. Keating, Rogers and Schweiger, see “Management” above.

Our officers are not employed by us and do not receive any compensation directly from us. However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

Investment personnel.    Keating Investments’ investment personnel consist of its principals, Messrs. Keating, Hills, Rogers and Schweiger and a portfolio company originator, a financial analyst and an investor relations director. Keating Investments may also retain additional investment professionals in the future, based upon its needs.

Compensation.    None of Keating Investments’ principals, investment professionals and other personnel receives any direct compensation from us in connection with the management of our portfolio. Messrs. Keating, Rogers and Schweiger, through their ownership interest in, or management positions with, Keating Investments, are entitled to a portion of any profits earned by Keating Investments, which includes any fees payable to Keating Investments under the terms of the Investment Advisory and Administrative Services Agreement, less expenses incurred by Keating Investments in performing its services under our Investment Advisory and Administrative Services Agreement. Keating Investments may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Keating, Rogers and Schweiger in addition to any ownership interests each of them may have, which may be reduced proportionately to reflect such payments. The compensation paid by Keating Investments to its other investment professionals and other personnel may include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

The table below shows the dollar range of shares of our common stock beneficially owned as of the date of this prospectus by each member of Keating Investments’ Investment Committee, whom we consider to be our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Timothy J. Keating	$500,001-$1,000,000
Kyle L. Rogers	$10,001-$50,000
Frederic M. Schweiger	$100,001-$500,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by each member of Keating Investments’ Investment Committee, whom we consider to be our portfolio managers is based on the closing price of $6.85 per share of our common stock as of November 6, 2012.
(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2012, with respect to each of our portfolio company investments. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies upon request, which services would be ancillary to our investments. We do not “control” any of our portfolio companies, as such term is defined in the 1940 Act, but we are considered an “affiliate” of two of our portfolio companies. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Name and Address of Portfolio Company (1)	Industry / Description	Type of Investment (3)	Shares / Warrants	% of Class Held (2)	Cost	Value (3)
Non-Control/Non-Affiliate Investments
Livescribe, Inc. 7677 Oakport Street, 12th Floor Oakland, CA 94621	Technology — Consumer Electronics	Series C Convertible Preferred Stock	1,000,000	1.4%	$471,295	$87,000
		Series C Convertible Preferred Stock Warrants	125,000		29,205	110
		Exercise price $0.50 per share; expire 6/30/2015
		Series C-1 Convertible Preferred Stock	100,660	*	47,528	28,000
		Series C-1 Convertible Preferred Stock Warrants	12,582		2,853	813
		Exercise price $0.50 per share; expire 7/8/2016
		Series C-2 Convertible Preferred Stock	553,059	*	55,306	48,000

MBA Polymers, Inc. 500 West Ohio Avenue Richmond, CA 94804	Cleantech — Plastics Recycling	Series G Convertible Preferred Stock	2,000,000	5.1%	2,000,000	2,120,000

BrightSource Energy, Inc. 1999 Harrison Street, Suite 2150 Oakland, CA 94612	Cleantech — Solar Thermal Energy	Series E Convertible Preferred Stock (4)	288,531	1.3%	2,500,006	1,820,000

Harvest Power, Inc. 610 Lincoln Street, 3rd Floor Waltham, MA 02451	Cleantech — Waste Management	Series B Convertible Preferred Stock	580,496	3.8%	2,499,999	3,540,000

Suniva, Inc. 5765 Peachtree Industrial Boulevard Norcross, GA 30092	Cleantech — Solar Photovoltaic Cells	Series D Convertible Preferred Stock	197,942	2.4%	2,500,007	1,350,000

Xtime, Inc. 1400 Bridge Parkway, Suite 204 Redwood Shores, CA 94065	Internet & Software — Software as a Service	Series F Convertible Preferred Stock (5)	1,573,234	60.0%	3,000,000	4,430,000
		Common Stock Warrants	22,581		—	12,878
		Exercise price $0.01 per share; expire 8/24/2018 Subject to restrictions on exercisability

Kabam, Inc. 101 Redwood Shores Parkway, Suite 250 Redwood City, CA 94065	Internet & Software — Online Multiplayer Games	Series D Convertible Preferred Stock	1,046,017	1.5%	1,328,860	1,070,000

Name and Address of Portfolio Company (1)	Industry / Description	Type of Investment (3)	Shares / Warrants	% of Class Held (2)	Cost	Value (3)
Tremor Video, Inc. 53 West 23rd Street New York, NY 10010	Internet & Software — Online Video Advertising	Series F Convertible Preferred Stock	642,994	10.8%	$4,000,001	3,920,000

TrueCar, Inc. 225 Santa Monica Boulevard, 12th Floor Santa Monica, CA 90401	Internet & Software — Consumer Website	Common Stock	566,037	*	2,999,996	2,690,000

Agilyx Corporation 9600 SW Nimbus Avenue, Suite 260 Beaverton, OR 97008	Cleantech — Renewable Oils	Series C Convertible Preferred Stock	1,092,956	16.0%	4,000,000	3,770,000

Zoosk, Inc. 475 Sansome Street, 10th Floor San Francisco, CA 94111	Internet & Software — Online Dating	Series E Convertible Preferred Stock	715,171	14.2%	2,999,999	2,999,999

LifeLock, Inc. 60 East Rio Salado Parkway, Suite 400 Tempe, AZ 85281	Internet & Software — Identity Theft Protection	Series E Convertible Preferred Stock (6)	634,711	5.5%	4,875,000	6,800,000
		Series E Convertible Preferred Stock Warrants (6)	158,678		125,000	—
		Exercise price $0.01 per share; expire 3/14/2019
		Subject to restrictions on exercisability

SilkRoad, Inc. 20 West Kinzie Street, Suite 1220 Chicago, IL 60654	Internet & Software — Software as a Service	Series C Convertible Preferred Stock	17,711,654	13.2%	5,000,000	5,000,000

Glam Media, Inc. 2000 Sierra Point Parkway, Suite 1000 Brisbane, CA 94005	Internet & Software — Social Media	Series F Convertible Preferred Stock	1,196,315	33.3%	4,999,999	4,999,999

Stoke, Inc. 5403 Betsy Ross Drive Santa Clara, CA 95054	Technology — Communications Equipment	Common Stock	1,000,000	12.4%	3,500,000	3,500,000

Jumptap, Inc. 155 Seaport Boulevard, 8th Floor Boston, MA 02210	Internet & Software — Mobile Advertising	Series G Convertible Preferred Stock	695,023	18.2%	4,999,995	4,999,995

Subtotal—Non-Control/Non-Affiliate Investments, Private Portfolio Companies					$51,935,049	$53,186,794

Solazyme, Inc. 225 Gateway Boulevard South San Francisco, CA 94080	Cleantech — Renewable Oils and Bioproducts	Common Stock	147,927	*	1,505,162	1,699,681

Subtotal—Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies					$1,505,162	$1,699,681

Affiliate Investments

Metabolon, Inc. 617 Davis Drive, Suite 400 Durham, NC 27713	Technology — Molecular Diagnostics and Services	Series D Convertible Preferred Stock	2,229,021	30.4%	4,000,000	4,280,000

Name and Address of Portfolio Company (1)	Industry / Description	Type of Investment (3)	Shares / Warrants	% of Class Held (2)	Cost	Value (3)
Corsair Components, Inc. (7) 46221 Landing Parkway Fremont, CA 94538	Technology — PC Gaming Hardware	Common Stock	640,000	5.2%	$3,411,080	5,460,000
		Common Stock Warrants Exercise price $0.01 per share; expire 7/6/2016 Subject to restrictions on exercisability	160,000		589,000	140,000

Subtotal—Affiliate Investments, Private Portfolio Companies					$8,000,080	$9,880,000

Total—Investments in Portfolio Company Securities					$61,440,291	$64,766,475

*	Represents less than 1% of the class held.
(1)	During the three months ended September 30, 2012, we disposed of our entire interest in NeoPhotonics.
(2)	Information regarding percentage of class held is based on the most recent information available to us with respect to the capitalization and capital structure of the company. There can be no assurance that such information is current.
(3)	Except for common stock in one publicly traded portfolio company, Solazyme, all investments were valued at fair value as determined in good faith by our Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of September 30, 2012.
(4)	On October 24, 2012, BrightSource completed an initial closing of a convertible preferred stock financing which resulted in the automatic conversion of the shares of convertible preferred stock that we held into BrightSource’s common stock. As part of the initial closing, we invested $397,125 for shares of a new series of convertible preferred stock and additional shares of common stock.
(5)	On October 5, 2012, Xtime completed a convertible preferred stock financing in which we did not participate. Immediately prior to the closing of the convertible preferred stock financing, the shares of Xtime’s preferred stock that we held were converted into a newly-created class of convertible preferred stock, and we were issued certain warrants to acquire additional shares of Xtime’s common stock for nominal consideration upon an IPO.
(6)	LifeLock priced its IPO on October 2, 2012, and the shares of LifeLock’s common stock began trading on October 3, 2012. In connection with LifeLock’s IPO, the shares of LifeLock’s convertible preferred stock that we held automatically converted into shares of common stock and the preferred stock warrants were cancelled. The shares of common stock that we received upon conversion of the convertible preferred stock are subject to a 180-day lockup provision which will expire in April 2013.
(7)	On May 24, 2012, Corsair announced that it had postponed its IPO due to weak equity market conditions. Since its announced IPO postponement, Corsair has not updated its registration statement on file with the SEC.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Developments” for additional information regarding our portfolio company investments and activity subsequent to September 30, 2012.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents 5% or more of our assets as of September 30, 2012.

Corsair Components, Inc.    Corsair is a designer and supplier of high-performance components to the personal computer, or PC, gaming hardware market.

Metabolon, Inc. - Metabolon is a molecular diagnostics and services company offering metabolic profiling technology that uses advanced bioinformatics and data analytics software to identify, quantify, and analyze biochemical processes occurring within cells. Metabolon is utilizing biomarkers identified by its technology in the development of molecular diagnostic tests intended to detect and measure the aggression and stage of diseases such as diabetes and cancer.

Tremor Video, Inc. - Tremor Video is an online video technology and advertising company that provides video advertising solutions to major brand advertisers and publishers of Web videos.

Agilyx Corporation. - Agilyx is an alternative energy company that economically converts difficult-to-recycle waste plastics into high value synthetic oil.

LifeLock, Inc. - LifeLock is a provider of consumer identity theft protection services and enterprise identity risk management services.

SilkRoad, Inc. - SilkRoad is a global provider of cloud-based social talent management software.

Glam Media, Inc. - Glam Media is an online media and social networking company focused on matching targeted audiences with targeted content through its properties in the lifestyle, entertainment, home, health and wellness, food and parenting categories.

Jumptap, Inc. - Jumptap is a mobile advertising network and data platform that helps global brands to target, place and track advertising on mobile phones and tablets.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENT

Organization of the investment adviser.    Keating Investments is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act and serves as our investment adviser. Timothy J. Keating is the principal owner and managing member of Keating Investments. Messrs. Keating, Rogers and Schweiger are Keating Investments’ principals and the members of its Investment Committee. Messrs. Keating, Hills, Rogers and Schweiger manage the day-to-day operations of our investment adviser and provide the services to us under the Investment Advisory and Administrative Services Agreement. Keating Investments may in the future provide similar investment advisory services to other entities in addition to us. In the event that Keating Investments provides investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate. However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies and with the fiduciary duties owed to us so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments. The principal address of Keating Investments is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Management and advisory services.    Subject to the overall supervision of our Board of Directors, Keating Investments manages our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, as currently in effect, Keating Investments:

•	Determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	Determines which securities we will purchase, retain or sell;

•	Identifies, evaluates and negotiates the structure of the investments we make; and

•	Closes, monitors and services the investments we make.

Keating Investments’ services under the Investment Advisory and Administrative Services Agreement are not exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired. Although we are not aware of any current plans to do so, our investment adviser is not restricted from creating new investment vehicles subject to compliance with applicable law. Further, our investment adviser, its principals, investment professionals and the members of its Investment Committee may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us and/or of investment funds managed by our affiliates.

We pay Keating Investments a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to Keating Investments and any incentive fees earned by Keating Investments is ultimately borne by our common stockholders. Our officers do not receive any compensation directly from us. However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by us to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of our gross assets, where gross assets include any borrowings for investment purposes. We do not presently expect to use borrowed funds for the purpose of making portfolio investments. The Base Fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any equity capital raises or repurchases during the current calendar quarter. The Base Fee for any partial month or quarter will be appropriately pro-rated.

The incentive fee is determined and payable in arrears as of the end of each calendar year and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For purposes of determining the incentive fee, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for our investments and include both long-term (held more than 12 months) and short-term holdings.

We believe the investment advisory fees that we pay Keating Investments fairly compensate it for the specialized knowledge that its principals and investment professionals have in managing our specialized pool of private equity investments. Specifically, we believe our investment adviser has a superior origination platform and approach based on company-provided information and access to company management, a unique understanding of the IPO markets and the underwriting of risks associated with pre-IPO investing, and a disciplined portfolio monitoring process to evaluate our specific portfolio companies and ensure the integrity and reliability of our Board of Directors’ determination of the fair value of our portfolio company investments.

Administrative services.    Pursuant to the Investment Advisory and Administrative Services Agreement, Keating Investments also furnishes us with equipment and clerical, bookkeeping and record-keeping services, including responsibility for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Keating Investments assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

We reimburse Keating Investments for our allocable portion of overhead and other expenses incurred by it in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff. However, during the nine months ended September 30, 2012 and the year ended December 31, 2011, no portion of our Chief Compliance Officer’s compensation was allocated to us since he is also a member of the investment adviser’s Investment Committee. Allocated administrative expenses are payable to the investment adviser monthly in arrears. We also agreed to reimburse the investment adviser for separation payments due to the Company’s former Chief Financial Officer. In consideration for certain separation services, the former Chief Financial Officer was paid a separation payment equal to $8,000 per month (prorated for any partial month) for the period November 16, 2011 through April 30, 2012.

Payment of our expenses.    Our primary operating expenses include the payment of: (i) investment advisory fees to our investment adviser, Keating Investments, (ii) our allocable portion of overhead and other expenses incurred by Keating Investments, as our administrator, in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, and (iii) other operating expenses which we have detailed below. Our investment advisory fee compensates our investment adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation):

•	costs of calculating our net asset value, including the cost of any third-party valuation services;

•	costs of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	costs related to organization and offerings;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	any stock exchange listing fees;

•	applicable federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, and long distance telephone;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act, Sarbanes-Oxley Act, and applicable federal and state securities laws; and

•

all other expenses incurred by either Keating Investments or us in connection with administering our business, including payments under the Investment Advisory and Administrative Services Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Keating Investments in performing its obligations under the Investment Advisory and Administrative Services Agreement, including our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff.

All of these expenses are ultimately borne by our common stockholders.

Duration and termination.    Our amended and restated Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by our Board of Directors on April 17, 2009, and by our stockholders on May 14, 2009. On April 13, 2012, our

Board of Directors (including the non-interested directors) renewed the current Investment Advisory and Administrative Services Agreement for an additional year. The current Investment Advisory and Administrative Services Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board of Directors, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

The Investment Advisory and Administrative Services Agreement will automatically terminate in the event of its assignment. As required by the 1940 Act, the Investment Advisory and Administrative Services Agreement provides that we may terminate the agreement without penalty upon 60 days written notice to Keating Investments. If Keating Investments wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities. See “Risk Factors—Risks Relating to Our Business and Structure.”

In addition, should we or Keating Investments elect to terminate the Investment Advisory and Administrative Services Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding common stock, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act.

Board approval of the Investment Advisory and Administrative Services Agreement.    Our Board of Directors (including the independent directors) determined at a meeting held on April 13, 2012 to approve the renewal of the Investment Advisory and Administrative Services Agreement currently in effect. In its consideration of the renewal of the Investment Advisory and Administrative Services Agreement, our Board of Directors focused on information it had received relating to, among other things:

•	The nature, quality and extent of the advisory and other services to be provided to us by Keating Investments;

•	Comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objective;

•	Our projected operating expenses and expense ratio compared to business development companies with similar investment objective;

•

Any existing and potential sources of indirect income to Keating Investments from their relationship with us and the profitability of those relationships, including through the Investment Advisory and Administrative Services Agreement;

•	Information about the services to be performed and the personnel performing such services under the Investment Advisory and Administrative Services Agreement;

•	The organizational capability and financial condition of Keating Investments and its affiliates;

•

Keating Investments’ practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to Keating Investments;

•	The possibility of obtaining similar services from other third party service providers or through an internally managed structure; and

•	Any real or potential conflicts of interest.

Based on the information reviewed and the discussions, our Board of Directors, including a majority of the non-interested directors, concluded that fees payable to the investment adviser pursuant to the Investment Advisory and Administrative Services Agreement were reasonable in relation to the services to be provided. Our Board of Directors did not assign relative weights to the above factors or the other factors considered by it. In addition, our Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of our Board of Directors may have given different weights to different factors.

License Agreement.    On July 28, 2008, we entered into a license agreement (“License Agreement”) with Keating Investments pursuant to which Keating Investments granted us a non-exclusive license to use the name “Keating.” Under the License Agreement, we have a right to use the Keating name and logo, for so long as Keating Investments or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Keating” name or logo. The License Agreement will remain in effect for so long as the Investment Advisory and Administrative Services Agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. For example, we have a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Transactions with Management and Others

We have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments. Mr. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the Managing Member, the principal owner and an executive officer of Keating Investments. Mr. Rogers, our Chief Investment Officer, and Mr. Schweiger, our Chief Operating Officer, Chief Compliance Officer, Secretary and a director, are also each an executive officer and member of Keating Investments. Mr. Hills, our Chief Financial Officer and Treasurer is also an executive officer of Keating Investments. We have also entered into a license agreement with Keating Investments, pursuant to which Keating Investments has granted us a non-exclusive, royalty-free license to use the name “Keating Capital.”

Pursuant to the terms of the Investment Advisory and Administrative Services Agreement, we pay Keating Investments a fee for its investment advisory services consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our gross assets. The base management fee is payable monthly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter. Total base management fees incurred for the nine months ended September 30, 2012 and 2011 were $1,151,127 and $764,375, respectively. Total base management fees incurred for the years ended December 31, 2011, 2010 and 2009 were $1,153,058, $218,876 and $90,904, respectively.

The incentive fee is payable in arrears as of the end of each calendar year and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for our investments and include both long-term (held more than 12 months) and short-term holdings.

In addition, pursuant to the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes us with office facilities, equipment, and clerical, bookkeeping and record-keeping services. Keating Investments also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC and state securities administrators and commissions. Keating Investments also assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, printing and disseminating reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and performance of administrative and professional services rendered to us by others.

We reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of our Chief Financial Officer and Chief Compliance Officer, and their respective staff. However, during the nine months ended September 30, 2012 and the year ended December 31, 2011, no portion of our Chief Compliance Officer’s compensation was allocated to us since Mr. Schweiger is also a member of the investment adviser’s Investment Committee. For the nine months ended September 30, 2012 and 2011, allocated administrative expenses, including the compensation of our Chief Financial Officer, Chief Compliance Officer and other support personnel, totaled $476,645 and $330,263, respectively. For the years ended December 31, 2011, 2010 and 2009, allocated administrative expenses, including the compensation of our Chief Financial Officer, Chief Compliance Officer and other support personnel, totaled $450,019, $404,633 and $269,384, respectively.

An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by our Board of Directors on April 17, 2009, and by our stockholders on May 14, 2009. On April 13, 2012, our Board of Directors (including the non-interested directors) renewed our current Investment Advisory and Administrative Services Agreement for an additional year. The current Investment Advisory and Administrative Services Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of our Board of Directors, or by the vote of a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

Currently, our investment adviser’s principals, Messrs. Keating, Rogers and Schweiger, and the investment professionals and administrative personnel currently retained by Keating Investments, do not serve as principals of or provide services to other investment funds affiliated with Keating Investments; however, they may do so in the future. If they do, persons and entities may in the future manage investment funds with investment objective similar to ours. In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments. In the event that Keating Investments or its affiliates provide investment advisory services to other entities, we expect that our management and our independent directors will attempt to resolve any conflicts in a fair and equitable manner taking into account factors that would include the investment objective, amount of assets under management and available for investment in new portfolio companies, portfolio composition and return expectations of us and any other entity, and other factors deemed appropriate. However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

Allocation of Time

We rely, in part, on Keating Investments to manage our day-to-day activities and to implement our investment strategy. Keating Investments may, in the future, be involved with activities which are unrelated to us. As a result of these activities, Keating Investments, its employees and certain of its affiliates may have conflicts of interest in allocating their time between us and other activities in which they may become involved. Keating Investments and its employees will devote only as much of its time to our business as Keating Investments and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Keating Investments, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved. This could result in actions that are more favorable to other affiliated entities than to us. In such event, we intend to have our independent directors review our investment adviser’s performance periodically, but not less than annually, to assure that Keating Investments is fulfilling its obligations to us under the Investment Advisory and Administration Agreement, that any conflicts are handled in a fair and equitable manner and that Keating Investments has sufficient personnel to discharge fully its responsibilities to all activities in which they are involved.

Joint Liability Insurance Agreement

We currently maintain a directors and officers liability insurance policy covering our directors and officers, insuring us against loss that we may be required or permitted to pay as indemnities of our directors and officers, and insuring us for certain securities claims. We also maintain an additional policy providing for excess coverage in the case of non-indemnifiable claims, covering our directors and officers. The coverages under these polices in certain cases extend to the officers, managers and employees of Keating Investments, our investment adviser, and to our investment adviser’s Investment Committee. On November 4, 2011, we, along with Keating Investments, entered into a joint liability insurance agreement, which was approved by our non-interested directors and allocates the premium cost of the directors and officers liability insurance policy and the excess coverage policy between us and Keating Investments and provides for the allocation of any deductibles and losses in excess of applicable insurance limits. For the directors and officers liability insurance policy covering the policy year ending August 28, 2013, the joint liability insurance agreement specifies that 10% of the total premium under this policy be allocated to Keating Investments. None of the premium under the excess coverage policy is allocated to Keating Investments.

Investments

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Keating Investments, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Keating Investments or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also may co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

The Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our code of business conduct and ethics is available on our website at www.keatingcapital.com.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of the date of this prospectus, no person is deemed to control us, as such term is defined in the 1940 Act. The following table provides information regarding the beneficial ownership of our common stock as of the date of this prospectus for (i) each stockholder whom we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. To the best of the Company’s knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership.

As of the date of this prospectus, we do not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock.

The address of our directors and executive officers is 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Timothy J. Keating	90,000	0.98%
Frederic M. Schweiger	18,700	0.20%

Independent Directors
Brian P. Alleman	0	*
Laurence W. Berger	25,000	0.27%
Andrew S. Miller	25,000	0.27%
J. Taylor Simonton	4,000	*

Executive Officers who are not Directors
Stephen M. Hills	0	*
Kyle L. Rogers	5,000	*

Executive Officers and Directors as a Group	167,700	1.82%

*	Represents less than 0.1%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Based on a total of 9,213,311 shares of the Company’s common stock issued and outstanding as of November 6, 2012.

The following table sets forth, as of the date of this prospectus, the dollar range of our equity securities that is beneficially owned by each of our executive officers and directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors
Timothy J. Keating	$500,001-$1,000,000
Frederic M. Schweiger	$100,001-$500,000

Independent Directors
Brian P. Alleman	None
Laurence W. Berger	$100,001-$500,000
Andrew S. Miller	$100,001-$500,000
J. Taylor Simonton	$10,001-$50,000

Executive Officers who are not Directors
Stephen M. Hills	None
Kyle L. Rogers	$10,001-$50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned by our directors and executive officers is based on the closing price of $6.85 per share of our common stock as of November 6, 2012.
(3)	The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional whole shares of our common stock (with any fractional share being paid in cash), rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have cash distributions reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we will reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Capital Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If distributions are reinvested in shares of our common stock purchased on the open market, then the number of such shares to be received by a participant will be determined by dividing the total dollar amount of the distribution payable to such participant by the average price per share for all shares of our common stock purchased by the plan administrator on the open market in connection with such distribution. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan will be amended or terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our amended and restated charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

Our authorized stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which is designated as common stock. Our common stock is listed on the Nasdaq Capital Market under the ticker symbol “KIPO.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Set forth below is a chart describing the classes of our securities outstanding as of November 6, 2012:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock	200,000,000	—	9,213,311

Common Stock

Under the terms of our amended and restated charter, all shares of our common stock have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. Any prospective purchaser of our common stock or assignee will retain the same rights and privileges as the original holder. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors.

Preferred Stock

Under the terms of our amended and restated charter, our Board of Directors, with approval from a majority of our independent directors, is authorized to issue shares of preferred stock in one or more series without stockholder approval. The Board of Directors has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, distribution rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. We have no present intention to issue shares of preferred stock.

Preferred stock could be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock could also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity against reasonable expenses incurred in the proceeding in which the director or officer was successful. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses.

Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Provisions of the Maryland General Corporation Law and Our Amended and Restated Charter and Bylaws

The Maryland General Corporation Law and our amended and restated charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with the Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Election of Directors

As permitted by Maryland law, our directors will be elected by a plurality of all votes cast by holders of the outstanding shares of stock entitled to vote at a meeting at which a quorum is present. Our amended and restated charter requires that all directors stand for election annually.

Number of Directors; Vacancies; Removal

Our amended and restated charter provides that the number of directors will be set by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. Our bylaws provide that the number of directors may never be less than one or more than nine. Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, and pursuant to an election in our charter as permitted by Maryland law, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under our amended and restated charter, our stockholders may remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.

We currently have a total of six members of the Board of Directors, four of whom are independent directors. Our amended and restated charter provides that a majority of our Board of Directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his successor.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our amended and restated bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our amended and restated bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the Board of Directors or (c) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our amended and restated bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our amended and restated charter and bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast 10% or more of the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our amended and restated charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, an amendment to our charter that requires stockholder approval, including a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must generally be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our amended and restated charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

In certain extraordinary transactions, the Maryland General Corporation Law provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act defined and discussed below, as permitted by the Maryland General Corporation Law, and similar rights in connection with a proposed roll-up transaction, our charter provides that stockholders will not be entitled to exercise appraisal rights. See “Certain Relationships and Related Party Transactions.”

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	One-tenth or more but less than one-third;

•	One-third or more but less than a majority; or

•	A majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder, which we refer to as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	Any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

An affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

Two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of Maryland Law

Maryland law provides that a Maryland corporation that is subject to the Securities Exchange Act of 1934 and has at least three outside directors can elect by resolution of the Board of Directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a Board of Directors may classify itself without the vote of stockholders. A Board of Directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the Board of Directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	Provide that a special meeting of stockholders will be called only at the request of stockholders, entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	Reserve for itself the right to fix the number of directors;

•	Provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	Retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

Provide that all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the Board of Directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A Board of Directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its Board of Directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute.

Pursuant to our amended and restated charter, we have elected to be subject to a specific provision of the statute such that, at all times that we are eligible to make that election, all vacancies on the Board of Directors resulting from an increase in the size of the Board of Directors or the death, resignation or removal of a director, may be filled only by the affirmative vote of a majority of the remaining directors, even if the remaining directors do not constitute a quorum. That election by our Board of Directors is subject to applicable requirements of the 1940 Act and subject to any provisions of a class or series of preferred stock established by the Board of Directors, and provided that independent directors shall nominate replacements for any vacancies among the independent directors’ positions. While certain other of the provisions available for election under the statute are already contemplated by our charter and bylaws, the law would permit our Board of Directors to override further changes to the charter or bylaws.

Conflict with 1940 Act

Our amended and restated bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material United States federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under United States federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of United States estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under United States federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for United States federal income tax purposes:

•

A citizen or individual resident of the United States, including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•

A corporation, or other entity taxable as a corporation, for United States federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust if: (i) a court in the United States has primary supervision over its administration and one or more U.S. persons have authority to control all substantial decisions of such trust, or (ii) such trust validly elects to be treated as a U.S. person for federal income tax purposes; or

•	An estate, the income of which is subject to United States federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder or a partnership.

If a partnership (including an entity treated as a partnership for United States federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be taxed as a Regulated Investment Company.    From incorporation through December 31, 2009, we were treated as a corporation under the Code. Effective January 1, 2010, we elected to be treated for tax purposes as a regulated investment company, or RIC, under the Code. We intend to operate so as to qualify as a RIC and, as such, have made no provision for income taxes as of September 30, 2012 and December 31, 2011. However, our continued qualification as a RIC requires that we comply with certain requirements contained in Subchapter M of the Code that may affect our ability to pursue additional business opportunities or strategies that, if we were to determine we should pursue, could diminish the desirability of qualifying, or impede our ability to qualify, as a RIC. For example, a RIC must meet certain requirements, including source of income and asset diversification requirements (as described below) and distributing annually at least 90% of its investment company taxable income (the “Annual Distribution Requirement”).

As a RIC, we generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) or any realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to our stockholders as dividends. We will be subject to United States federal income tax at the regular corporate rates on any investment company taxable income or capital gain not distributed (or deemed distributed) to our stockholders.

In order to qualify and continue to qualify as a RIC for federal income tax purposes and obtain the tax benefits accorded to a RIC, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	Have in effect at all times during each taxable year an election to be regulated as a business development company under the 1940 Act;

•

Derive in each taxable year at least 90% of our gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (ii) net income derived from an interest in a “qualified publicly traded limited partnership” (the “90% Income Test”); and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•

no more than 25% of the value of our assets is invested in (i) securities (other than U.S. government securities or securities of other RICs) of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses, or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

Provided that we satisfy the Diversification Tests as of the close of any quarter, we will not fail the Diversification Tests as of the close of a subsequent quarter as a consequence of a discrepancy between the value of our assets and the requirements of the Diversification Tests that is attributable solely to fluctuations in the value of our assets. Rather, we will fail the Diversification Tests as of the end of a subsequent quarter only if such a discrepancy existed immediately after our acquisition of any asset and was wholly or partly the result of that acquisition. In addition, if we fail the Diversification Tests as of the end of any quarter, we will not lose our status as a RIC if we eliminate the discrepancy within thirty days of the end of such quarter and, if we eliminate the discrepancy within that thirty-day period, we will be treated as having satisfied the Diversification Tests as of the end of such quarter.

We satisfied the above RIC requirements during our 2010 and 2011 taxable years. Since we did not generate investment company taxable income in 2010 or 2011, we were not required to make any distributions to satisfy the Annual Distribution Requirement. We also did not generate any realized net capital gains in 2010 or 2011 and, as a result, we were not required to make any distributions to satisfy the Excise Tax Avoidance Requirement, as described below.

Conversion to RIC status.    Prior to our 2010 taxable year, we were taxed as a C corporation. A corporation that converts to taxation as a RIC may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. In general, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time. As of December 31, 2009, we did not have any built-in gains and, accordingly, we do not anticipate having to pay any corporate level tax as a result of our election to be treated as a RIC effective for our 2010 taxable year.

A corporation that converts to taxation as a RIC is also required, by the end of its first taxable year as a RIC, to eliminate the earnings and profits it may have accumulated while it was taxable as a C corporation. This is accomplished by paying to its stockholders in the first quarter of the tax year for which it makes a RIC election a cash dividend representing all of its accumulated earnings and profits (if any) for the period from inception through the end of the prior tax year. For the period from inception through December 31, 2009, while we were taxable as a C corporation, we generated a cumulative net operating loss and, accordingly, we were not required to make any distributions to satisfy this requirement to eliminate accumulated earnings and profits.

Taxation as a Regulated Investment Company.    For any taxable year in which we: (i) qualify as a RIC; and (ii) satisfy the Annual Distribution Requirement, we generally will not be subject to federal income tax on the portion of our investment company taxable income and realized net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we distribute to stockholders with respect to that year. We will be subject to United States federal income tax at the regular corporate rates on any investment company taxable income or capital gain not distributed (or deemed distributed) to our stockholders.

Our Board of Directors currently maintains a distribution policy with the objective of distributing our net capital gains (which we define for this purpose as our realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to our investment adviser, our operating expenses, and any other retained amounts. Since our portfolio company investments will typically not generate current income (i.e., dividends or interest income), we do not expect to receive net ordinary income from which we could make distributions to our stockholders. Our distributions will also depend on our financial condition, maintenance of our RIC status, income and excise tax planning, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time.

As a RIC, we are also subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98.2% of our capital gains in excess of capital losses for the one-year period ending October 31 in that calendar year, and (iii) any ordinary income and realized net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”). We will not be subject to this excise tax on amounts on which we are required to pay corporate income tax (such as retained realized net capital gains which we designate as “undistributed capital gain” or a deemed distribution). We currently intend to make sufficient distributions (including deemed distributions of retained realized net capital gains) each taxable year to avoid the payment of this excise tax.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain our qualification for RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to continue to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

We are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement (collectively, the “Distribution Requirements”). Although we are permitted to borrow funds under the 1940 Act and could use these borrowed funds to make distributions to satisfy the Distribution Requirements, we currently do not intend to borrow money for this purpose. Further, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet the Distribution Requirements may be limited by: (i) the illiquid nature of our portfolio, or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Distribution Requirements, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

Any transactions in options, futures contracts, hedging transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our expenses in a given year exceed investment company taxable income (which is likely to occur since our operating expenses are expected to exceed the amount of interest or dividend income we receive on our portfolio investments), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses including any incentive fees paid to our investment adviser can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, our stockholders may receive a larger capital gain distribution than they would have received in the absence of such transactions.

Except as otherwise provided, the remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders.    The following discussion of the taxation of U.S. stockholders assumes that we continue to meet the requirements to qualify as a RIC.

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2012, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (at a maximum rate of 15% if such distributions are made in taxable years of a U.S. stockholder beginning before January 1, 2013) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under our dividend reinvestment plan, which is discussed more fully below, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional whole shares of common stock (with any fractional share being paid in cash) unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Assuming we continue to qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated to the extent that we distribute any investment company taxable income or realized net capital gains to our stockholders as dividends. However, we will pay corporate-level federal income tax on any amount of realized net capital gain that we elect to retain. In the event we retain some or all of our realized net capital gains, including amounts retained to pay incentive fees to our investment adviser or our operating expenses, we may designate the retained amount as a deemed distribution to stockholders. In such case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained realized net capital gain. The amount of the deemed distribution (net of such tax credit or refund) will be added to each U.S. stockholder’s cost basis for its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year.

Distributions, or deemed distributions, of our net capital gains properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for his, her or its shares. In general, non-corporate U.S. stockholders are subject to a maximum federal income tax rate of 15% on their long-term capital gains recognized in taxable years beginning before January 1, 2013. For taxable years beginning after December 31, 2012, non-corporate U.S. stockholders will be subject to a maximum federal income tax rate of 20% on their long-term capital gains. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) are generally subject to an additional 3.8% tax on their net capital gains. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income.

The following simplified examples illustrate the tax treatment under Subchapter M of the Code for us and our non-corporate U.S. stockholders with regard to three possible distribution alternatives, assuming we realize, in 2012, a net capital gain of $1.00 per share, consisting entirely of sales of non-real property assets held for more than 12 months.

Under Alternative A:    100% of net capital gain declared as a cash dividend and distributed to stockholders:

1.	No federal income taxation at the Company level.

2.	Taxable stockholders receive a $1.00 per share dividend and pay federal income tax at a rate not in excess of 15%* or $.15 per share, retaining $.85 per share.

3.	Non-taxable stockholders that file a federal tax return receive a $1.00 per share dividend and pay no federal income tax, retaining $1.00 per share.

Under Alternative B:    100% of net capital gain retained by the Company and designated as “undistributed capital gain” or deemed dividend:

1.	The Company pays a corporate-level federal income tax of 35% on the undistributed gain or $.35 per share and retains 65% of the gain or $.65 per share.

2.	Taxable stockholders increase their cost basis in their stock by $.65 per share. They are liable for federal income tax at a rate not in excess of 15%* on 100% of the undistributed gain of $1.00 per share or $.15 per share in tax. Offsetting this tax, stockholders receive a tax credit equal to the $.35 per share tax paid by us, which offsets the $.15 per share tax liability, resulting in an excess tax credit of $.20 per share for each such stockholder.

3.	Non-taxable stockholders that file a federal income tax return receive a tax refund equal to $0.35 per share.

Under Alternative C:    100% of net capital gain retained by the Company, with no designated undistributed capital gain or deemed dividend:

1.	The Company pays a corporate-level federal income tax of 35% on the retained gain or $.35 per share.

2.	There is no tax consequence at the stockholder level.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction we are entitled to claim), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year, and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

An investor in shares of our common stock should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of investment, the investor will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in his, her or its common stock.

*	After 2012, the maximum federal income tax rate on long-term capital gains will increase to 20%.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will generally be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

In addition, all or a portion of any loss recognized by a U.S. stockholder upon a disposition of shares of our common stock will generally be disallowed if the stockholders purchases other shares of our common stock (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Non-corporate stockholders may be eligible to treat a portion of our ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. In general, the maximum amount of our distributions that may be reported by us as qualified dividend income for that taxable year is the total amount of qualified dividend income received by us during such year. In order to constitute qualified dividend income to us, a dividend must be received from a U.S. domestic corporation or a qualified foreign corporation. In addition, the dividend income must be paid in respect of stock that has been held by us, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a fund as qualified dividend income, individual stockholders must also meet the foregoing minimum holding period requirements with respect to their shares in the applicable fund. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2013. Without additional Congressional action, all of our ordinary income dividends for taxable years beginning on or after such date will be subject to tax at ordinary income rates.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (i) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (ii) with respect to whom the Internal Revenue Service (the “IRS”)

notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. stockholders.    The following discussion of the taxation of Non-U.S. stockholders assumes that we continue to meet the requirements to qualify as a RIC.

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to stockholders that are Non-U.S. stockholders will currently be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax at the rates generally applicable to U.S. stockholders. In that case, we will not have to withhold U.S. federal withholding tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.

For taxable years beginning before January 1, 2012, dividends paid to non-U.S. stockholders that were derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and other specified sources), and that were properly reported by us as “short-term capital gain dividends” or “interest-related dividends,” generally were not be subject to U.S. federal withholding tax if certain requirements were met, including in the case of interest-related dividends, that such non-U.S. stockholder provides us with a proper withholding certificate. This provision applied to distributions with respect to taxable years beginning before January 1, 2012. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning after January 1, 2012, or whether any of our distributions will be reported as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax or withholding unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, (ii) in the case of an individual, the Non-U.S. stockholder was present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (iii) we are, or have become, a U.S. real property holding corporation, as defined in the Code. We do not believe that we are, and do not expect to become a U.S. real property holding corporation.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a Non-U.S. stockholder.

Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of common stock registered in its own name, the Non-U.S. stockholder will have all cash distributions automatically reinvested in additional whole shares of common stock (with any fractional share being paid in cash) unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our “investment company taxable income” and it is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (or, if a treaty applies, is not attributable to a U.S. permanent establishment), the amount distributed (to the extent of our current or accumulated earnings and profits) may be subject to U.S. federal withholding tax as discussed above and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the rates generally applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a nonresident alien individual, and who is otherwise not subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or the Non-U.S. stockholder otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding may be refunded or allowed as a credit against the Non-U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (as specially defined for this purpose) that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S.

owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Pursuant to published guidance from the IRS and the U.S. Treasury Department, this legislation will apply to payments of dividends made after December 31, 2013 and payments of gross proceeds made after December 31, 2014.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Failure to qualify as a Regulated Investment Company.    If we are unable to continue to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Such distributions would be taxable to our stockholders and provided certain holding period and other requirements were met, with respect to taxable years beginning before January 1, 2013, could qualify for treatment as “qualified dividend income” eligible for the 15% maximum rate for non-corporate stockholders to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to qualify as a RIC in any taxable year, we would be required to satisfy the RIC qualification requirements in order to requalify as a RIC and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that were recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC. If we fail to satisfy the 90% Income Test or the Diversification Test described above, however, we may be able to avoid losing our status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

The following discussion is a general summary of the material prohibitions and descriptions governing business development companies. It does not purport to be a complete description of all of the laws and regulations affecting business development companies.

A business development company primarily focuses on investing in or lending to private companies and making significant managerial assistance available to them. A business development company provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in emerging growth, expansion stage or established stage companies. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to here as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets (the “70% test”). The principal categories of qualifying assets relevant to our business are any of the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	Satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)	is controlled by a business development company or group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv)	is a small and solvent company having gross assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2)	Securities of any eligible portfolio company that we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, certificates of deposit, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

If less than 70% of our total assets are comprised of qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets, until such time as 70% of our then current total assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. As of September 30, 2012, we believe that all of our portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act, with the exception of 100,000 shares of Solazyme, Inc. common stock acquired in open market transactions with a cost and value of $1,080,759 and $1,149,000, respectively, which represented approximately 1.4% and 1.5% of our total assets.

We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the 1940 Act), invest more than 5% of the value of our gross assets in the securities of one such investment company or invest more than 10% of the value of our gross assets in the securities of such investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance

In general, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if requested to, provides significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. We expect that any managerial assistance we provide to our portfolio companies will likely involve consulting and advice on the going public process and public capital markets.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.

Although we will not borrow funds or issue senior securities, including preferred stock, to finance the purchase of our investments in portfolio companies for at least one year from the date of this prospectus, in the event we do borrow funds to make investments thereafter, we are exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings, also known as leverage, magnify the potential for gain and loss on amounts invested and therefore increase the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser will be borne by our common stockholders.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our investment adviser’s principals. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he is aware of and any contact that he has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Keating Capital, Inc., 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, certificates of deposit, U.S. government securities or high-quality debt securities maturing in one year or less. The management fee payable to our investment adviser will not be reduced while our assets are invested in such temporary investments.

Code of Ethics

We and our investment adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, DC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the SEC’s website at www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549. You may also obtain a copy of our code of ethics on our website at www.keatingcapital.com.

Capital Structure

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of the Company and our stockholders have approved the practice of making such sales.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Frederic M. Schweiger serves as our Chief Compliance Officer.

Sarbanes-Oxley Act

The Sarbanes-Oxley Act imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•

Pursuant to Rule 13a-14 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

Pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting and, once our public float exceeds $75 million, must obtain an audit of the effectiveness of internal controls over financial reporting performed by our independent registered public accounting firm;

•

Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

•

Pursuant to Section 404 of the Sarbanes-Oxley Act and Rule 13a-15 of the Exchange Act, we are required to include in our annual report on Form 10-K a report from our management on internal controls over financial reporting, including a statement that our management is responsible for establishing and maintaining adequate internal control over financial reporting as well as our management’s assessment of the effectiveness of our internal control over financial reporting.

A reporting company that is a non-accelerated filer (with a public float below $75 million as of June 30 of the previous year) is exempt from the requirement to obtain an audit of the effectiveness of internal controls over financial reporting performed by their auditors. Accordingly, until such time as we have a public float in excess of $75 million, our auditors will not need to report on our management’s assessment of our internal control over financial reporting. However, we will be required to assess the effectiveness of our internal controls over financial reporting each year.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We maintain a directors and officers liability insurance policy covering our directors and officers of the Company, insuring us against loss that we may be required or permitted to pay as indemnities of our directors and officers, and insuring us for certain securities claims. We also maintain an additional policy providing for excess coverage in the case of non-indemnifiable claims, covering our directors and officers. The coverages under these polices in certain cases extend to the officers, managers and employees of the investment adviser, and to the investment adviser’s Investment Committee. On November 4, 2011, we and the investment adviser entered into a joint liability insurance agreement, which was approved by our non-interested directors, that allocates the premium cost of the directors and officers liability insurance policy and the excess coverage policy between us and the investment adviser and provides for the allocation of any deductibles and losses in excess of applicable insurance limits. For the directors and officers liability insurance policy covering the policy year ending August 28, 2013, the joint liability insurance agreement specifies that 10% of the total premium under this policy be allocated to the investment adviser. None of the premium under the excess coverage policy is allocated to the investment adviser.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Brokerage Allocations and Other Practices

Since we will generally acquire our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our investing activities. However, we do intend to dispose of our publicly traded securities brokers. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution and sale of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute sales of our publicly held securities through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and to us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser, in accordance with Section 28(e) under the Exchange Act, determines in good faith that such commission is reasonable in relation to the services provided.

Available Information

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

You may also obtain a copy of these reports, proxy and information statements and other information on our website at www.keatingcapital.com. We make available free of charge on our website these reports, proxy and information statements and other information as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

UNDERWRITING

Subject to the terms and conditions of the underwriting agreement, the underwriters named below, through their representative, Deutsche Bank Securities Inc., have severally agreed to purchase from us the following respective number of shares of common stock at a public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus:

Underwriter	Number of Shares
Deutsche Bank Securities Inc.

Total

The underwriting agreement provides that the obligations of the several underwriters to purchase the shares of common stock offered hereby are subject to certain conditions precedent and that the underwriters will purchase all of the shares of common stock offered by this prospectus, other than those covered by the over-allotment option described below, if any of these shares are purchased.

We have been advised by the representative of the underwriters that the underwriters propose to offer the shares of common stock to the public at the public offering price set forth on the cover of this prospectus and to dealers at a price that represents a concession not in excess of $         per share under the public offering price. The underwriters may allow, and these dealers may re-allow, a concession of not more than $         per share to other dealers. After the initial public offering, the representative of the underwriters may change the offering price and other selling terms.

We have granted to the underwriters an option, exercisable not later than 30 days after the date of this prospectus, to purchase up to 600,000 additional shares of common stock at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus. The underwriters may exercise this option only to cover over-allotments made in connection with the sale of the common stock offered by this prospectus. To the extent that the underwriters exercise this option, each of the underwriters will become obligated, subject to conditions, to purchase approximately the same percentage of these additional shares of common stock as the number of shares of common stock to be purchased by it in the above table bears to the total number of shares of common stock offered by this prospectus. We will be obligated, pursuant to the option, to sell these additional shares of common stock to the underwriters to the extent the option is exercised. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as the other shares that are the subject of this offering.

The underwriting discounts and commissions per share are equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting discounts and commissions are         % of the initial public offering price. We have agreed to pay the underwriters the following discounts and commissions, assuming either no exercise or full exercise by the underwriters of the underwriters’ over-allotment option:

	Total Fees Without Exercise of Over-Allotment Option	With Full Exercise of Over-Allotment Option
Per share	$	$

Total	$	$

In addition, we estimate that the total expenses of this offering, excluding underwriting discounts and commissions, will be approximately $500,000.

We have agreed to indemnify the underwriters against some specified types of liabilities, including liabilities under the Securities Act, and to contribute to payments the underwriters may be required to make in respect of any of these liabilities.

Each of our officers and directors has agreed not to offer, sell, contract to sell or otherwise dispose of, or enter into any transaction that is designed to, or could be expected to, result in the disposition of any shares of our common stock or other securities convertible into or exchangeable or exercisable for shares of our common stock or derivatives of our common stock owned by these persons prior to this offering or common stock issuable upon exercise of options or warrants held by these persons for a period of 90 days after the date of this prospectus without the prior written consent of Deutsche Bank Securities Inc. This consent may be given at any time without public notice. Transfers or dispositions can be made during the lock-up period in the case of gifts or for estate planning purposes where the transferee signs a lock-up agreement, and with respect to shares of common stock acquired in open market transactions subsequent to the completion of this offering, provided that, in each case, no filing under Section l6(a) of the Exchange Act or other public filing or report shall be required or shall be voluntarily made in connection with such transfer or disposition. We have entered into a similar agreement with the representative of the underwriters except that without such consent we may issue shares pursuant to our dividend reinvestment plan. In addition, notwithstanding the foregoing, if (i) during the last 17 days of the 90-day restricted period, we issue an earnings release or material news or a material event relating to our company occurs; or (ii) prior to the expiration of the 90-day restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

In connection with the offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include short sales, purchases to cover positions created by short sales and stabilizing transactions.

Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. Covered short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares of common stock from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option.

Naked short sales are any sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if underwriters are concerned that there may be downward pressure on the price of the shares in the open market prior to the completion of the offering.

Stabilizing transactions consist of various bids for or purchases of our common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may impose a penalty bid. This occurs when a particular underwriter repays to the other underwriters a portion of the underwriting discount received by it because the representative of the underwriters have repurchased shares sold by or for the account of that underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions may have the effect of preventing or slowing a decline in the market price of our common stock. Additionally, these purchases, along with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of our common stock. As a result, the price of our common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the Nasdaq Capital Market, in the over-the-counter market or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

In addition, in connection with this offering, some of the underwriters (and selling group members) may engage in passive market making transactions in the shares on the Nasdaq Capital Market, prior to the pricing and completion of the offering. Passive market making consists of displaying bids on the Nasdaq Capital Market at no higher than the bid prices of independent market makers and making purchases at prices no higher than those independent bids and effected in response to order flow. Net purchases by a passive market maker on each day are limited to a specified percentage of the passive market maker’s average daily trading volume in the shares during a specified period and must be discontinued when that limit is reached. Passive market making may cause the price of the shares to be higher than the price that otherwise would exist in the open market in the absence of those transactions. If the underwriters commence passive market making transactions, they may discontinue them at any time.

The underwriters are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (which may include bank loans and/or credit default swaps) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve our securities and instruments.

The principal address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, New York 10005.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”) an offer to the public of any shares of our common stock may not be made in that Relevant Member State, except that an offer to the public in that Relevant Member State of any shares of our common stock may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

•	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

•	to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives for any such offer; or

•

in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of shares of our common stock shall result in a requirement for the publication by us or any underwriter of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer to the public” in relation to any shares of our common stock in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares of our common stock to be offered so as to enable an investor to decide to purchase any shares of our common stock, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State, and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

United Kingdom

Each underwriter has represented and agreed that:

•

it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the shares of our common stock in circumstances in which Section 21(1) of the FSMA does not apply to us; and

•

it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares of our common stock in, from or otherwise involving the United Kingdom.

Hong Kong

The shares may not be offered or sold by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for 6 months after that corporation or that trust has acquired the shares under Section 275 except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (2) where no consideration is given for the transfer; or (3) by operation of law.

Japan

The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the “Financial Instruments and Exchange Law”) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Steele Street Bank & Trust. The address of the custodian is 55 Adams Street, Denver, CO 80206. DST Systems, Inc. acts as our transfer, dividend paying and reinvestment plan agent and registrar. The principal business address of our transfer agent, dividend paying and reinvestment plan agent and registrar is 1055 Broadway, Seventh Floor, Kansas City, MO 64105, and their phone number is (816) 435-8474.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our investing activities. However, we do intend to dispose of our publicly traded securities through brokers. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution and sale of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not execute sales of our publicly held securities through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and to us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser, in accordance with Section 28(e) under the Exchange Act, determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the shares of common stock offered hereby have been passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Davis Polk  & Wardwell LLP, Menlo Park, California.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. This prospectus does not include an attestation report of the Company’s independent registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s independent registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this prospectus.

AVAILABLE INFORMATION

We are required to file with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We are also required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

KEATING CAPITAL, INC.

KEATING CAPITAL, INC.

STATEMENTS OF ASSETS AND LIABILITIES

(UNAUDITED)

	September 30, 2012	December 31, 2011
Assets
Investments in portfolio company securities at fair value:
Non-control/non-affiliate investments:
Private portfolio companies (Cost: $51,935,049 and $25,379,750, respectively)	$53,186,794	$24,992,349
Publicly-traded portfolio companies (Cost: $1,505,162 and $2,553,250, respectively)	1,699,681	2,671,631
Affiliate investments:
Private portfolio companies (Cost: $8,000,080 and $8,000,080, respectively)	9,880,000	9,610,000

Total, investments in portfolio company securities at fair value (Cost: $61,440,291 and $35,933,080, respectively)	64,766,475	37,273,980

Cash and cash equivalents	10,801,679	39,606,512
Receivable for investments sold	59,429	—
Prepaid expenses and other assets	128,013	62,746
Deferred offering costs	261,091	—

Total assets	$76,016,687	$76,943,238

Liabilities
Base management fees payable to investment adviser	$124,735	$130,969
Accrued incentive fees payable to investment adviser	721,677	268,180
Administrative expenses payable to investment adviser	52,188	47,285
Accounts payable	87,580	70,602
Accrued expenses and other liabilities	80,051	41,487

Total liabilities	1,066,231	558,523

Net assets
Common stock, $0.001 par value; 200,000,000 authorized; 9,283,781 and 9,283,781 shares issued, respectively	$9,284	$9,284
Additional paid-in capital	75,302,711	75,302,711
Treasury stock, at cost, 70,470 and 0 shares held, respectively	(508,943)	—
Accumulated net investment loss	(3,460,983)	(268,180)
Accumulated undistributed net realized gain on investments	282,203	—
Net unrealized appreciation on investments	3,326,184	1,340,900

Total net assets	$74,950,456	$76,384,715

Total liabilities and net assets	$76,016,687	$76,943,238

Net asset value per share (on 9,213,311 and 9,283,781 shares outstanding,respectively)	$8.14	$8.23

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

STATEMENTS OF OPERATIONS

(UNAUDITED)

	Nine Months Ended,
	September 30, 2012	September 30, 2011
Investment income
Interest and dividend income:
Certificate of deposit and money market investments	$3,377	$49,660

Total investment income	3,377	49,660

Operating expenses
Base management fees	1,151,127	764,375
Incentive fees	453,498	(2,871)
Administrative expenses allocated from investment adviser	476,645	330,263
Legal and professional fees	522,083	357,135
Directors fees	120,000	90,289
Stock transfer agent fees	47,100	163,215
Printing and fulfillment expenses	89,548	152,583
Postage and delivery expenses	51,825	136,696
Stock issuance expenses	—	114,388
Travel and entertainment expenses	63,758	304,503
General and administrative expenses	220,596	205,331

Total operating expenses	3,196,180	2,615,907

Net investment loss	(3,192,803)	(2,566,247)

Net realized (loss) gain on investments
Non-control/non-affiliate investments	282,203	—

Total net realized (loss) gain on investments	282,203	—

Net change in unrealized appreciation (depreciation) on investments
Non-control/non-affiliate investments	1,715,284	(740,276)
Affiliate investments	270,000	725,920

Total net change in unrealized appreciation (depreciation) on investments	1,985,284	(14,356)

Net increase (decrease) in net assets resulting from operations	$(925,316)	$(2,580,603)

Net investment loss per common share outstanding (basic and diluted)	$(0.34)	$(0.42)

Net increase (decrease) in net assets resulting from operations per common share outstanding (basic and diluted)	$(0.10)	$(0.42)

Weighted average common shares outstanding (basic and diluted)	9,265,626	6,125,439

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

STATEMENTS OF CHANGES IN NET ASSETS

(UNAUDITED)

	Common Stock		Additional Paid-in Capital	Treasury Stock At Cost	Accumulated Net Investment Loss	Accumulated Undistributed Net Realized Gain on Investments	Unrealized Appreciation (Depreciation) on Investments	Distributions In Excess of Net Investment Income	Net Assets
	Shares (1)	Par Value
Balance at December 31, 2010 (3)	2,860,299	$2,860	$21,991,847	$—	$(115,423)	$—	$577,116	$—	$22,456,400
Net (decrease) increase in net assets from operations	—	—	—	—	(2,566,247)	—	(14,356)	—	(2,580,603)
Issuance of common stock, net of offering costs of $6,180,594 (2)	4,767,943	6,424	57,803,329	—	—	—	—	—	57,809,753
Amortization of deferred offering costs	—	—	(488,363)	—	—	—	—	—	(488,363)
Distributions in excess of net investment income and net realized gains	—	—	—	—	—	—	—	(446,837)	(446,837)

Balance at September 30, 2011 (3)	7,628,242	$9,284	$79,306,813	$—	$(2,681,670)	$—	$562,760	$(446,837)	$76,750,350

Balance at December 31, 2011 (3)	9,283,781	$9,284	$75,302,711	$—	$(268,180)	$—	$1,340,900	$—	$76,384,715
Net (decrease) increase in net assets from operations	—	—	—	—	(3,192,803)	282,203	1,985,284	—	(925,316)
Repurchase of common stock	—	—	—	(508,943)	—	—	—	—	(508,943)

Balance at September 30, 2012 (3)	9,283,781	$9,284	$75,302,711	$(508,943)	$(3,460,983)	$282,203	$3,326,184	$—	$74,950,456

(1)	Represents common shares issued.
(2)	All shares were sold at a price of either $9.30 or $10.00, depending on whether or not sales commissions were waived by the dealer manager.
(3)	See Note 2—Income Taxes.

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended
	September 30, 2012	September 30, 2011
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(925,316)	$(2,580,603)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized gain on investments	(282,203)	—
Net change in unrealized (appreciation) depreciation on investments	(1,985,284)	14,356
Changes in operating assets and liabilities:
Increase in prepaid expenses and other assets	(65,267)	(8,238)
(Decrease) increase in base management fees payable to investment adviser	(6,234)	38,881
Increase (decrease) in accrued incentive fees payable to investment adviser	453,497	(2,871)
Increase (decrease) in administrative expenses payable to investment adviser	4,903	(8,556)
Decrease in reimbursable expenses payable to investment adviser	—	(3,068)
Increase (decrease) in accounts payable	16,978	(30,919)
Increase (decrease) in accrued expenses and other liabilities	38,564	(41,264)

Net cash used in operating activities	(2,750,362)	(2,622,282)

Cash flows from investing activities
Investments in portfolio companies	(27,082,799)	(27,756,430)
Net proceeds from sales of portfolio company investments	1,798,362	—
Purchases of short-term investments	—	(89,000,000)
Proceeds from maturities of short-term investments	—	102,500,000

Net cash used in investing activities	(25,284,437)	(14,256,430)

Cash flows from financing activities
Gross proceeds from issuance of common stock	—	63,990,347
Offering costs from issuance of common stock	—	(6,180,594)
Additions to deferred stock offering costs	(261,091)	(154,681)
Repurchase of common stock	(508,943)	—
Stockholder distributions as a return of capital	—	(446,837)

Net cash (used in) provided by financing activities	(770,034)	57,208,235

Net (decrease) increase in cash and cash equivalents	(28,804,833)	40,329,523
Cash and cash equivalents, beginning of period	39,606,512	4,753,299

Cash and cash equivalents, end of period	$10,801,679	$45,082,822

Supplemental disclosure of non-cash financing activities
Amortization of deferred offering costs	$—	$488,363

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

(UNAUDITED)

Portfolio Company	Industry/ Description(1)	Type of Investment(2)	Shares/ Warrants	Cost(3)	Value(4)	Value as % of Net Assets
Non-Control/Non-Affiliate Investments(5)
Private Portfolio Companies:
Livescribe, Inc.	Technology - Consumer Electronics	Series C Convertible Preferred Stock	1,000,000	$471,295	$87,000	0.12%

		Series C Convertible Preferred Stock Warrants Exercise price $0.50 per share; expire 6/30/2015	125,000	29,205	110	*

		Series C-1 Convertible Preferred Stock	100,660	47,528	28,000	0.04%

		Series C-1 Convertible Preferred Stock Warrants Exercise price $0.50 per share; expire 7/8/2016	12,582	2,853	813	*

		Series C-2 Convertible Preferred Stock	553,059	55,306	48,000	0.06%

MBA Polymers, Inc.	Cleantech - Plastics Recycling	Series G Convertible Preferred Stock	2,000,000	2,000,000	2,120,000	2.83%

BrightSource Energy, Inc.	Cleantech - Solar Thermal Energy	Series E Convertible Preferred Stock	288,531	2,500,006	1,820,000	2.43%

Harvest Power, Inc.	Cleantech - Waste Management	Series B Convertible Preferred Stock	580,496	2,499,999	3,540,000	4.72%

Suniva, Inc.	Cleantech - Solar Photovoltaic Cells	Series D Convertible Preferred Stock	197,942	2,500,007	1,350,000	1.80%

Xtime, Inc.	Internet & Software - Software as a Service	Series F Convertible Preferred Stock	1,573,234	3,000,000	4,430,000	5.91%

		Common Stock Warrants Exercise price $0.01 per share; expire 8/24/2018 Subject to restrictions on exercisability	22,581	—	12,878	0.02%

Kabam, Inc.	Internet & Software - Online Multiplayer Games	Series D Convertible Preferred Stock	1,046,017	1,328,860	1,070,000	1.43%

Tremor Video, Inc.	Internet & Software - Online Video Advertising	Series F Convertible Preferred Stock	642,994	4,000,001	3,920,000	5.23%

TrueCar, Inc.	Internet & Software - Consumer Website	Common Stock	566,037	2,999,996	2,690,000	3.59%

Agilyx Corporation	Cleantech - Renewable Oils	Series C Convertible Preferred Stock	1,092,956	4,000,000	3,770,000	5.03%

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012—(Continued)

(UNAUDITED)

Portfolio Company	Industry/ Description(1)	Type of Investment(2)	Shares/ Warrants	Cost(3)	Value(4)	Value as % of Net Assets
Zoosk, Inc.	Internet & Software - Online Dating	Series E Convertible Preferred Stock	715,171	$2,999,999	$2,999,999	4.00%

LifeLock, Inc.	Internet & Software - Identity Theft Protection	Series E Convertible Preferred Stock	634,711	4,875,000	6,800,000	9.07%

		Series E Convertible Preferred Stock Warrants Exercise price $0.01 per share; expire 3/14/2019	158,678	125,000	—	0.00%

SilkRoad, Inc.(9)	Internet & Software - Software as a Service	Series C Convertible Preferred Stock	17,711,654	5,000,000	5,000,000	6.67%

Glam Media, Inc.	Internet & Software - Social Media	Series F Convertible Preferred Stock	1,196,315	4,999,999	4,999,999	6.67%

Stoke, Inc.	Technology - Communications Equipment	Common Stock	1,000,000	3,500,000	3,500,000	4.67%

Jumptap, Inc.	Internet & Software - Mobile Advertising	Series G Convertible Preferred Stock	695,023	4,999,995	4,999,995	6.67%

Subtotal—Non-Control/Non-Affiliate Investments, Private Portfolio Companies				$51,935,049	$53,186,794	70.96%

Publicly Traded Portfolio Companies:
Solazyme, Inc.(6)	Cleantech - Renewable Oils and Bioproducts	Common Stock	147,927	1,505,162	1,699,681	2.27%

Subtotal—Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies				$1,505,162	$1,699,681	2.27%

Affiliate Investments(5)
Private Portfolio Companies:
Corsair Components, Inc.(7)	Technology - PC Gaming Hardware	Common Stock	640,000	3,411,080	5,460,000	7.28%

		Common Stock Warrants Exercise price $0.05 per share; expire 7/6/2016 Subject to restrictions on exercisability	160,000	589,000	140,000	0.19%

Metabolon, Inc.	Technology - Molecular Diagnostics and Services	Series D Convertible Preferred Stock	2,229,021	4,000,000	4,280,000	5.71%

Subtotal—Affiliate Investments, Private Portfolio Companies				$8,000,080	$9,880,000	13.18%

Total—Investments in Portfolio Company Securities(8)				$61,440,291	$64,766,475	86.41%

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012—(Continued)

(UNAUDITED)

Reconciliation to Net Assets	Amount	% of Net Assets
Investments in portfolio company securities at fair value	$64,766,475	86.41%
Cash and cash equivalents (includes investments in money market funds consisting of 10,586,760 Class A shares in the SEI Daily Income Trust Government Fund (SEOXX) with a value of $1 per share, or $10,586,760)	10,801,679	14.41%
Receivable for investments sold	59,429	0.08%
Prepaid expenses and other assets	128,013	0.17%
Deferred offering costs	261,091	0.35%
Less: Total Liabilities	(1,066,231)	(1.42%)

Net Assets	$74,950,456	100.00%

*	Percentages less than 0.01%
(1)	The Company classifies its portfolio companies into three industries: (i) technology, (ii) Internet and software, and (iii) cleantech. The further description generally identifies the types of products or services provided by each portfolio company.
(2)	Convertible preferred, common stock, warrants and equity interests are generally non-income producing. Except for the convertible preferred stock in SilkRoad and Jumptap, all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. In the case of SilkRoad, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when declared by the portfolio company's board of directors or upon a qualifying liquidation event. In the case of Jumptap, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when declared by the portfolio company's board of directors. During the nine months ended September 30, 2012, the preferred dividends on our Series B convertible preferred stock in Harvest Power, Inc. were changed from a cumulative to a non-cumulative dividend. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation for federal income tax purposes totaled $7,051,318, $3,725,134 and $3,326,184, respectively. The tax cost of investments is $61,440,291.
(4)	Except for common stock in one publicly traded portfolio company, all investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of September 30, 2012. See Valuation of Investments under Note 2 of the Notes to Financial Statements.
(5)	Control Investments are defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as investments in which the Company owns more than 25% of the voting securities or where the Company has the ability to nominate greater than 50% of the board representation. Affiliate Investments are defined by the 1940 Act as investments in which the Company owns between 5% and 25% of the voting securities. Non- Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(6)	The Company sold 65,000 shares of Solazyme common stock with an aggregate cost basis of $575,588 during the nine months ended September 30, 2012.
(7)	Corsair Components, Inc. completed a 1-for-5 reverse stock split effective April 24, 2012. As a result of the reverse stock split, the Company now owns 640,000 shares of common stock and warrants to purchase 160,000 shares of common stock at an exercise price of $0.05 per share. Prior to the reverse stock split, the Company previously owned 3,200,000 shares of common stock and warrants to purchase 800,000 shares of common stock at an exercise price of $0.01 per share.
(8)	All portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act as of September 30, 2012, with the exception of 100,000 shares of Solazyme, Inc. common stock acquired in open market transactions with a cost and value of $1,080,759 and $1,149,000, respectively, which represent approximately 1.4% and 1.5% of total assets.
(9)	Effective July 17, 2012, SilkRoad Technology Holdings, Inc. changed its name to SilkRoad, Inc.

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

(UNAUDITED)

Portfolio Company	Industry/ Description(1)	Type of Investment(2)	Shares/ Warrants	Cost(3)	Value(4)	Value as % of Net Assets
Non-Control/Non-Affiliate Investments(5)
Private Portfolio Companies:
Livescribe, Inc.	Technology - Consumer Electronics	Series C Convertible Preferred Stock	1,000,000	$471,295	$139,000	0.18%

		Series C Convertible Preferred Stock Warrants	125,000	29,205	1,140	*
		Exercise price $0.50 per share; expire 6/30/2015

		Series C-1 Convertible Preferred Stock	100,660	47,528	14,001	0.02%

		Series C-1 Convertible Preferred Stock Warrants	12,582	2,853	183	*
		Exercise price $0.50 per share; expire 7/8/2016

MBA Polymers, Inc.	Cleantech - Plastics Recycling	Series G Convertible Preferred Stock	2,000,000	2,000,000	2,000,000	2.62%

BrightSource Energy, Inc.	Cleantech - Solar Thermal Energy	Series E Convertible Preferred Stock	288,531	2,500,006	2,500,006	3.27%

Harvest Power, Inc.	Cleantech - Waste Management	Series B Convertible Preferred Stock	580,496	2,499,999	2,499,999	3.27%

Suniva, Inc.	Cleantech - Solar Photovoltaic Cells	Series D Convertible Preferred Stock	197,942	2,500,007	2,500,007	3.27%

Xtime, Inc.	Internet & Software - Software as a Service	Series F Convertible Preferred Stock	1,573,234	3,000,000	3,000,000	3.93%

		Common Stock Warrants	22,581	—	9,156	0.01%
		Exercise price $0.01 per share; expire 8/24/2018
		Subject to restrictions on exercisability

Kabam, Inc.	Internet & Software - Online Multiplayer Games	Series D Convertible Preferred Stock	1,046,017	1,328,860	1,328,860	1.74%

Tremor Video, Inc.	Internet & Software - Online Video Advertising	Series F Convertible Preferred Stock	642,994	4,000,001	4,000,001	5.24%

TrueCar, Inc.	Internet & Software - Consumer Website	Common Stock	566,037	2,999,996	2,999,996	3.93%

Agilyx Corporation	Cleantech - Renewable Oils	Series C Convertible Preferred Stock	1,092,956	4,000,000	4,000,000	5.24%

Subtotal—Non-Control/Non-Affiliate Investments, Private Portfolio Companies				$25,379,750	$24,992,349	32.72%

Publicly Traded Portfolio Companies:
NeoPhotonics Corporation	Technology - Communications Equipment	Common Stock	160,000	1,000,000	732,800	0.96%

Solazyme, Inc.	Cleantech - Renewable Oils and Bioproducts	Common Stock	162,927	1,553,250	1,938,831	2.54%

Subtotal—Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies				$2,553,250	$2,671,631	3.50%

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011—(Continued)

(UNAUDITED)

Portfolio Company	Industry/ Description(1)	Type of Investment(2)	Shares/ Warrants	Cost(3)	Value(4)	Value as % of Net Assets
Affiliate Investments(5)
Private Portfolio Companies:
Metabolon, Inc.	Technology - Molecular Diagnostics and Services	Series D Convertible Preferred Stock	2,229,021	$4,000,000	$4,000,000	5.24%

Corsair Components, Inc.	Technology - PC Gaming Hardware	Common Stock	3,200,000	3,411,080	5,400,000	7.07%
		Common Stock Warrants	800,000	589,000	210,000	0.27%
		Exercise price $0.01 per share; expire 7/6/2016
		Subject to restrictions on exercisability

Subtotal—Affiliate Investments, Private Portfolio Companies				$8,000,080	$9,610,000	12.58%

Total—Investments in Portfolio Company Securities(6)				$35,933,080	$37,273,980	48.80%

Reconciliation to Net Assets					Amount	% of Net Assets
Investments in portfolio company securities at fair value					$37,273,980	48.80%
Cash and cash equivalents (includes investments in money market funds consisting of 39,505,875 Class A shares in the SEI Daily Income Trust Government Fund (SEOXX) with a value of $1 per share, or $39,505,875)					39,606,512	51.85%
Prepaid expenses and other assets					62,746	0.08%
Less: Total Liabilities					(558,523)	(0.73%)

Net Assets					$76,384,715	100.00%

*	Percentages less than 0.01%
(1)	The Company classifies its portfolio companies into three industries: (i) technology, (ii) Internet and software, and (iii) cleantech. The further description generally identifies the types of products or services provided by each portfolio company.
(2)	Convertible preferred, common stock, warrants and equity interests are generally non-income producing. Except for the convertible preferred stock in Harvest Power, Inc., all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company’s board of directors. In the case of Harvest Power, Inc., the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when declared by the portfolio company’s board of directors or upon a qualifying liquidation event. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation for federal income tax purposes totaled $2,383,657, $1,042,757 and $1,340,900, respectively. The tax cost of investments is $35,933,080.
(4)	Except for common stock in two publicly traded portfolio companies, all investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of December 31, 2011. See Valuation of Investments under Note 2 of the Notes to Financial Statements.
(5)	Control Investments are defined by the Investment Company Act of 1940, as amended (the “1940 Act”), as investments in which the Company owns more than 25% of the voting securities or where the Company has the ability to nominate greater than 50% of the board representation. Affiliate Investments are defined by the 1940 Act as investments in which the Company owns between 5% and 25% of the voting securities. Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(6)	All portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act as of December 31, 2011, with the exception of 50,000 shares of Solazyme, Inc. common stock with a cost and value of $553,259 and $595,000, respectively, purchased in open market transactions during the fourth quarter of 2011.

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)

1. Description of Business

Keating Capital, Inc. (the “Company”) was incorporated on May 9, 2008 under the laws of the State of Maryland and is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of November 20, 2008. The Company commenced its portfolio company investment activities in January 2010. The shares of the Company's common stock were listed on the Nasdaq Capital Market beginning December 12, 2011.

The Company’s investment objective is to maximize capital appreciation. The Company seeks to accomplish its capital appreciation objective by making investments in the equity securities of later stage, typically venture capital-backed, pre-initial public offering (“pre-IPO”) companies that are committed to and capable of becoming public. The Company provides investors with the ability to participate in a unique fund that allows its stockholders to share in the potential value accretion that the Company believes typically occurs once a company transforms from private to public status, or what the Company refers to as the private-public valuation arbitrage. The Company generally acquires equity securities, including preferred stock that is convertible into common stock, common stock, and warrants exercisable into common or preferred stock. The Company may in some cases invest in debentures or loans that are convertible into or settled with common stock; however, as of September 30, 2012 and December 31, 2011, none of the Company’s investments were convertible debentures or loans. The Company’s investments are made principally through direct investments in prospective portfolio companies. However, the Company may also purchase equity securities in private secondary transactions from current or former management or employees, or early stage investors in private companies that meet its investment criteria.

Keating Investments, LLC (“Keating Investments”), or the “investment adviser,” serves as the Company’s external investment adviser and also provides the Company with administrative services necessary for it to operate. In this capacity, Keating Investments is primarily responsible for the selection, evaluation, structure, valuation and administration of the Company’s investment portfolio, subject to the supervision of the Company’s Board of Directors. Keating Investments is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

2. Basis of Presentation; Summary of Significant Accounting Policies

Basis of Presentation

The interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of financial statements for the interim period have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending December 31, 2012. The interim unaudited financial statements and notes hereto should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Consolidation

Under the 1940 Act rules and the regulations pursuant to Article 6 of Regulation S-X, the Company is precluded from consolidating any entity other than another investment company or an operating company that provides substantially all of its services and benefits to the Company. The Company’s financial statements include only the accounts of Keating Capital as the Company has no subsidiaries.

Reclassifications

For the nine months ended September 30, 2012, the Company separately classified travel and entertainment expenses as an individual line item in its Statement of Operations. Travel and entertainment were previously included as a component of general and administrative expenses in the Statement of Operations. For comparative purposes, this line item has been separately classified in the Company’s Statement of Operations for the nine months ended September 30, 2011.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Such estimates and judgments could change in the future as more information becomes known, and actual results could differ from these estimates and the differences could be material. The Company considers its significant estimates to include the fair value of investments in portfolio company securities (see Note 3) and income taxes (see “Income Taxes”).

Valuation of Investments

Investments are stated at value as defined under the 1940 Act, in accordance with the applicable regulations of the SEC, and in accordance with Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”). Value, as defined in Section 2(a)(41) of the 1940 Act, is: (i) the market price for those securities for which a market quotation is readily available, and (ii) the fair value as determined in good faith by the Board of Directors for all other assets (see Note 3).

At September 30, 2012 and December 31, 2011, approximately 83.0% and 45.0%, respectively, of the Company’s gross assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. The Company makes investments in later stage, typically venture capital-backed, private, pre-IPO companies in technology, Internet and software, and cleantech. Given the nature of investing in the securities of private companies, the Company’s investments are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and these securities are no longer subject to any post-initial public offering (“post-IPO”) lockup restrictions. As such, the Company values all of its investments, other than unrestricted securities in publicly traded

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

portfolio companies, at fair value as determined in good faith by the Company’s Board of Directors, pursuant to a consistent valuation policy in accordance with the provisions of ASC 820 and the 1940 Act.

Determination of fair values involves subjective judgments and estimates. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. Changes in valuation of these equity securities are recorded in the Statement of Operations as “Net change in unrealized appreciation (depreciation) on investments.”

The 1940 Act requires periodic valuation of each investment in the Company’s portfolio to determine the Company’s net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the closing market price on the valuation date; all other assets must be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Equity investments for which market quotations are readily available are generally valued at the most recently available closing market prices. However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices.

With respect to investments for which market quotations are not readily available, the Company’s Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•

The Company’s quarterly valuation process begins with each portfolio company investment being initially valued by Keating Investments’ senior investment professionals responsible for the portfolio investment;

•

The Chairman of the Company’s Valuation Committee, in consultation with the Company’s management, will determine each calendar quarter which investments in the Company’s portfolio for which market quotations are not readily available will be reviewed by a third-party valuation firm, engaged by the Company’s Board, provided, however, that a review will be conducted by a third-party valuation firm for each new portfolio company investment made during a calendar quarter and for any portfolio company for which market quotations are not readily available and whose valuation has not been reviewed in the prior twelve months;

•

The Company’s Valuation Committee reviews the preliminary valuations, and the Company’s investment adviser and the third-party valuation firm respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•

The Company’s Board discusses the valuations and determines, in good faith, the fair value of each investment in the Company’s portfolio for which market quotations are not readily available based on the input of the Company’s investment adviser, the third-party valuation firm, and the Company’s Valuation Committee.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Investment Categories and Approaches to Determining Fair Value

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). In accordance with ASC 820, the Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1: Observable inputs such as unadjusted quoted prices in active markets;

•	Level 2: Includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

•	Level 3: Unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company applies the framework for determining fair value as described above to the valuation of investments in each of the following categories:

Equity Investments

Equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets. However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices and, accordingly, are classified as Level 3 assets.

The fair values of the Company’s equity investments for which market quotations are not readily available (including investments in convertible preferred stock) are determined based on various factors and are classified as Level 3 assets. To determine the fair value of a portfolio company for which market quotations are not readily available, the Company may analyze the portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors. The Company may also consider other events, including the transaction in which the Company acquired its securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an initial public offering (“IPO”) by the portfolio company. In addition, the Company may consider the trends of the portfolio company’s basic financial metrics from the time of its original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value. The fair values of the Company’s portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which the Company is subject with respect to public companies in its portfolio.

The fair value of common and preferred stock warrants is generally determined by using option pricing models, such as the Black-Scholes model or, in cases of certain warrants where the Company’s ability to exercise may be contingent or be subject to certain metrics, a Monte Carlo simulation.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Fair Value of Investments

The following table categorizes the Company’s cash equivalents, short-term investments, and portfolio company investments measured at fair value based upon the lowest level of significant input used in the valuation as of September 30, 2012 and December 31, 2011:

Description	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value
As of September 30, 2012
Private Portfolio Company Securities:
Convertible Preferred Stock	$—	$—	$51,262,993	$51,262,993
Convertible Preferred Stock Warrants	—	—	923	923
Common Stock	—	—	11,650,000	11,650,000
Common Stock Warrants	—	—	152,878	152,878

Publicly Traded Portfolio Company Securities:
Common Stock	1,699,681	—	—	1,699,681

Cash Equivalents:
Money Market Funds	10,586,760	—	—	10,586,760

Total	$12,286,441	$—	$63,066,794	$75,353,235

As of December 31, 2011
Private Portfolio Company Securities:
Convertible Preferred Stock	$—	$—	$25,981,874	$25,981,874
Convertible Preferred Stock Warrants	—	—	1,323	1,323
Common Stock	—	—	8,399,996	8,399,996
Common Stock Warrants	—	—	219,156	219,156
Publicly Traded Portfolio Company Securities
Common Stock	2,671,631	—	—	2,671,631

Cash Equivalents:
Money Market Funds	39,505,875	—	—	39,505,875

Total	$42,177,506	$—	$34,602,349	$76,779,855

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the nine months ended September 30, 2012:

	Level 3 Portfolio Company Investments (Preferred Stock)	Level 3 Portfolio Company Investments (Preferred Warrants)	Level 3 Portfolio Company Investments (Common Stock)	Level 3 Portfolio Company Investments (Common Warrants)	Total
Fair Value at December 31, 2011	$25,981,874	$1,323	$8,399,996	$219,156	$34,602,349

New investments in Level 3 portfolio company securities at cost	22,930,299	125,000	3,500,000	—	26,555,299

Gross transfers out of Level 3 to Level 1	—	—	—	—	—

Total unrealized (depreciation) appreciation on Level 3 portfolio company securities included in change in net assets	2,350,820	(125,400)	(249,996)	(66,278)	1,909,146

Fair Value at September 30, 2012	$51,262,993	$923	$11,650,000	$152,878	$63,066,794

Total unrealized (depreciation) appreciation on Level 3 portfolio company securities included in change in net assets that were still held by the Company at September 30, 2012	$2,350,820	$(125,400)	$(249,996)	$(66,278)	$1,909,146

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2011:

	Level 3 Portfolio Company Investments (Preferred Stock)	Level 3 Portfolio Company Investments (Preferred Warrants)	Level 3 Portfolio Company Investments (Common Stock)	Level 3 Portfolio Company Investments (Common Warrants)	Total
Fair Value at December 31, 2010	$4,149,991	$27,616	$—	$—	$4,177,607

New investments in Level 3 portfolio company securities at cost	24,776,401	2,853	6,411,076	589,000	31,779,330

Gross transfers out of Level 3 to Level 1	(2,549,991)	—		—	(2,549,991)

Total unrealized (depreciation) appreciation on Level 3 portfolio company securities included in change in net assets	(394,527)	(29,146)	1,988,920	(369,844)	1,195,403

Fair Value at December 31, 2011	$25,981,874	$1,323	$8,399,996	$219,156	$34,602,349

Total unrealized (depreciation) appreciation on Level 3 portfolio company securities included in change in net assets that were still held by the Company at December 31, 2011	$(394,527)	$(29,146)	$1,988,920	$(369,844)	$1,195,403

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

The Company’s investments in securities of private companies are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and until such time as these securities are no longer subject to any post-IPO lockup restrictions, at which time the Company transfers the value of these securities as of the prior year-end into Level 1 assets.

For the nine months ended September 30, 2012, there were no transfers out of Level 3 assets. For the year ended December 31, 2011, transfers out of Level 3 — “Portfolio Company Investments (Preferred Stock)” resulted from two of the Company’s portfolio companies, NeoPhotonics Corporation (“NeoPhotonics”) and Solazyme, Inc. (“Solazyme”) completing an initial public offering and the Company’s securities in these portfolio companies being converted into common stock with the lockup restrictions on these common shares subsequently lapsing during 2011. As of December 31, 2010, the Company’s convertible preferred stock investments in NeoPhotonics and Solazyme had a fair value of $1,550,000 and $999,991, respectively, as determined in good faith by the Company’s Board of Directors and were included as a component of Level 3 — “Portfolio Company Investments (Preferred Stock).” These investments were transferred into Level 1 within the fair value hierarchy during 2011.

Significant Unobservable Inputs for Level 3 Portfolio Company Securities

The significant unobservable inputs that may be used in the fair value measurement of the Company’s investments in convertible preferred stock and common stock for which market quotations are not readily available include: prior or contemporaneous transactions in the equity of the portfolio company (“Precedent Transactions”); revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), and price to earnings (“P/E”) multiples (collectively, “Multiples”) for comparable public company and comparable transactions; discount rates applied in a discounted cash flow analysis of the portfolio company; and discounts for lack of marketability (“DLOM”). A change in the assumptions used for Precedent Transactions and Multiples may indicate a directionally similar change in the fair value of the Company’s investments in convertible preferred stock or common stock, while a change in the assumptions used for discount rate and DLOM may indicate a directionally opposite change in the fair value of the portfolio company investment.

The significant unobservable input used in the fair value measurement of the Company’s investments in convertible preferred stock warrants and common stock warrants for which market quotations are not readily available is the equity volatility of comparable public companies. A change in the assumption used for equity volatility may indicate a directionally similar change in the fair value of the convertible preferred stock warrant or common stock warrant investment.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

The following provides quantitative information about the Company’s Level 3 fair value measurements as of September 30, 2012:

	September 30, 2012
Investment Type	Fair Value	Valuation Technique(s)	Unobservable Input	Range			Weighted Average(1)
Private Portfolio Company Investments: Convertible Preferred Stock	$51,262,993	Precedent transactions	Precedent transactions	n/a	to	n/a	n/a

		Comparable transactions	Revenue multiple	3.5		12.7	8.5

		Comparable public companies	Revenue multiple	0.5	to	7.0	2.8
			EBITDA multiple	4.2	to	37.1	10.7
			P/E multiple	6.4	to	15.7	12.8
			Discount for lack of marketability	20%	to	45%	34%

		Discounted cash flow	Discount rate	23%	to	50%	36%
			Terminal revenue multiple	0.7	to	7.0	4.5
			Terminal EBITDA multiple	6.8	to	23.7	15.4
			Terminal P/E multiple	13.5	to	21.6	17.3
			Discount for lack of marketability	20%	to	45%	34%
Private Portfolio Company Investments: Convertible Preferred Stock Warrants	$923	Option pricing model	Comparable public company equity volatility	49%	to	53%	51%
Private Portfolio Company Investments: Common Stock	$11,650,000	Precedent transactions	Precedent transactions	n/a	to	n/a	n/a

		Comparable public companies	Revenue multiple	0.3	to	3.6	1.8
			EBITDA multiple	3.7	to	11.9	6.8
			P/E multiple	9.6	to	24.6	15.6
			Discount for lack of marketability	30%	to	35%	33%

		Discounted cash flow	Discount rate	35%	to	50%	38%
			Terminal revenue multiple	0.5	to	5.9	2.8
			Terminal EBITDA multiple	5.4	to	17.0	9.2
			Terminal P/E multiple	15.3	to	32.2	22.3
			Discount for lack of marketability	30%	to	35%	33%
Private Portfolio Company Investments: Common Stock Warrants	$152,878	Option pricing model	Comparable public company equity volatility	48%	to	48%	48%

(1)	Weighted average based on fair value of as of September 30, 2012.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Valuation of Financial Instruments

The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents (including money market funds), receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments.

Portfolio Company Investment Classification

The Company classifies its portfolio company investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to nominate greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

At September 30, 2012 and December 31, 2011, the Company had two portfolio company investments, Metabolon, Inc. and Corsair Components, Inc., which were Affiliate Investments, and the Company had no Control Investments. No income was derived from these Affiliate Investments as both are non-income producing equity investments (see Note 9).

Cash and Cash Equivalents

Cash and cash equivalents are composed of demand deposits with original maturities of 90 days or less and investments in money market funds. The Company primarily invests its cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully-collateralized by such securities. Cash needed to fund the Company’s near-term operating expenses is held in a bank depository account.

Offering Costs

Offering expenses directly related to the Company’s continuous public offering, which concluded June 30, 2011, totaling $965,169 on a cumulative basis were initially deferred and subsequently amortized and charged against the gross proceeds of the continuous public offering, as a reduction to additional paid-in capital, on a straight-line basis beginning with the closing of the first common stock issuance on January 11, 2010 and continuing through the conclusion of the offering period on June 30, 2011. During the six months ended June 30, 2011, deferred offering costs totaling $488,363 were amortized and charged as a reduction to additional paid-in capital.

Offering expenses incurred subsequent to January 11, 2010 associated with maintaining the registration of the continuous public offering (e.g., legal, accounting, printing and blue sky) were expensed as incurred. During the nine months ended September 30, 2011, $114,388 in offering expenses associated with maintaining the registration of the continuous public offering were expensed as incurred and were classified as Stock Issuance Expenses in the accompanying Statement of Operations.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

On March 15, 2012, the Company filed a registration statement on Form N-2 for an equity offering of its common stock, which was last amended by the Company on August 23, 2012. For the nine months ended September 30, 2012, the Company incurred $261,091 in offering expenses associated with the equity offering, including the preparation of the registration statement in connection therewith. Such costs were capitalized and will be either charged to equity upon the conclusion of the equity offering, or expensed if the Company does not complete the equity offering.

Concentration of Credit Risk

The Company may place its cash and cash equivalents with various financial institutions and, at times, cash held in depository accounts at such institutions may exceed the Federal Deposit Insurance Corporation insured limit. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

Securities Transactions

Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively. Cash due from brokers related to sales of securities that had not settled as of the balance sheet date is classified as receivable for investments sold. Commissions and other costs associated with transactions involving securities, including legal expenses, are included in the cost basis of purchases and deducted from the proceeds of sales.

Interest and Dividend Income

Interest income from certificates of deposit and other short-term investments is recorded on an accrual basis to the extent such amounts are expected to be collected, and accrued interest income is evaluated periodically for collectability.

The Company’s preferred equity investments may pay fixed or adjustable rate, non-cumulative dividends and will generally have a “preference” over common equity in the payment of non-cumulative dividends and the liquidation of a portfolio company's assets. In order to be payable, non-cumulative distributions on such preferred equity must be declared by the portfolio company's board of directors. Non-cumulative dividend income from preferred equity investments in portfolio companies is recorded when such dividends are declared or at the point an obligation exists for a portfolio company to make a distribution.

In limited instances, the Company’s preferred equity investments may include cumulative dividend provisions, where such cumulative dividends, whether or not declared, accrue at a specified rate from the original investment date, have a “preference” over other classes of preferred equity and common equity with respect to payment, and are payable only when and if declared by a portfolio company’s board of directors or upon a qualifying liquidation event. Cumulative dividends are recorded when such dividends are declared by the portfolio

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

company’s board of directors, or when a specified event occurs triggering an obligation to pay such dividends. When recorded, cumulative dividends are added to the balance of the preferred equity investment and are recorded as dividend income in the statement of operations.

The Company’s preferred and common stock, warrants, and equity interests are generally non-income producing. Except for the convertible preferred stock investment in SilkRoad, Inc. f/k/a SilkRoad Technology Holdings, Inc. (“SilkRoad”) and Jumptap, Inc. (“Jumptap”), all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. In the case of SilkRoad, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by the portfolio company's board of directors or upon a qualifying liquidation event. In the case of Jumptap, the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when and if declared by the portfolio company's board of directors. As part of a new convertible preferred stock financing by Harvest Power, Inc. (“Harvest Power”), which had its initial closing during the three months ended March 31, 2012, the preferred dividends on the Company’s convertible preferred stock were changed from a cumulative to a non-cumulative dividend. Although the Company’s preferred stock investments typically carry a dividend rate, in some cases with a payment preference over other classes of equity, the Company does not expect dividends (whether cumulative or non-cumulative) to be declared and paid on its preferred stock investments, or on its common stock investments, since its portfolio companies typically prefer to retain profits, if any, in their businesses. Accordingly, since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

During the nine months ended September 30, 2012 and 2011, there were no non-cumulative or cumulative dividends received or recorded.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition (after reduction for commissions and other selling expenses). Realized gains and losses on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes

Effective January 1, 2010, the Company elected to be treated for tax purposes as a RIC under the Code. The Company intends to operate so as to qualify as a RIC. To maintain RIC tax treatment, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its investment company taxable income.

As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

long-term capital losses) or any realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) that the Company distributes to its stockholders as dividends. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in the Company’s portfolio company investments, because gains and losses are not included in taxable income until they are realized and required to be recognized.

The Company is not required to distribute its realized net capital gains, if any, to stockholders to maintain RIC tax treatment. However, the Company generally will have to pay corporate-level federal income taxes on any realized net capital gains that the Company does not distribute to its stockholders. In the event the Company retains any of its realized net capital gains, including amounts retained to pay incentive fees to the investment adviser or to pay annual operating expenses, the Company may designate the retained amount as a deemed distribution to stockholders and will be required to pay corporate-level tax on the retained amount.

The Company would also be subject to certain excise taxes imposed on RICs if it fails to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years. The Company will not be subject to this excise tax on amounts on which the Company is required to pay corporate income tax (such as retained realized net capital gains).

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions from net realized gains for financial reporting purposes may include short-term capital gains which are included in ordinary income for tax purposes. Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net asset value per share and are intended to enable the Company’s stockholders to determine the amount of accumulated and undistributed earnings they potentially could receive in the future and on which they could be taxed.

As of December 31, 2011, the Company’s net investment loss of $3,557,265, representing the Company’s 2011 ordinary loss for tax purposes which may not be carried forward to future years by a RIC, was charged to additional paid-in capital. In addition, as of December 31, 2011, the Company’s distribution during 2011 of $446,837, which was treated as a return of capital to stockholders for income tax purposes, was classified as a return of capital and thus charged to additional paid-in capital.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

The aggregate gross unrealized appreciation and depreciation, the net unrealized appreciation, and the aggregate cost of the Company’s portfolio company securities for federal income tax purposes as of September 30, 2012 and December 31, 2011 were as follows:

	September 30, 2012	December 31, 2011
Aggregate cost of portfolio company securities for federal income tax purposes	$61,440,291	$35,933,080

Gross unrealized appreciation of portfolio company securities	7,051,318	2,383,657
Gross unrealized depreciation of portfolio company securities	(3,725,134)	(1,042,757)

Net unrealized appreciation of portfolio company securities	$3,326,184	$1,340,900

As of September 30, 2012, the Company had no undistributed ordinary income or capital loss carryforwards for federal income tax purposes and $282,203 in undistributed long-term capital gains. As of December 31, 2011 and September 30, 2011, the Company had no undistributed ordinary income, undistributed long-term capital gains or capital loss carryforwards for federal income tax purposes.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the applicable period. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The 2009, 2010 and 2011 federal tax years for the Company remain subject to examination by the Internal Revenue Service. The 2009, 2010 and 2011 state tax years for the Company remain subject to examination by the Colorado Department of Revenue.

As of September 30, 2012 and December 31, 2011, the Company had not recorded a liability for any unrecognized tax positions. Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. The Company’s policy is to include interest and penalties related to income taxes, if applicable, in general and administrative expenses. There were no such expenses for the nine months ended September 30, 2012 and 2011.

Dividends and Distributions

Dividends and distributions to common stockholders must be approved by the Company’s Board of Directors and any dividend payable is recorded on the ex-dividend date. On February 11, 2011, the Company’s Board of Directors declared a special cash distribution of $446,837, or $0.13 per share outstanding on the record date. The distribution was paid on February 17, 2011 to the Company’s stockholders of record as of February 15, 2011. This special cash distribution was based on the unrealized appreciation the Company had recorded on its investment in NeoPhotonics Corporation (“NeoPhotonics”) at the time of the distribution, following NeoPhotonics’ completion of its IPO.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

For federal income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long-term capital gains or a combination thereof. The Company’s distribution of $446,837 to stockholders in February 2011 was characterized as a return of capital for federal income tax purposes since the Company did not generate any investment company taxable income or realized net capital gains during the year ended December 31, 2011.

The Company has adopted an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and distributions on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares a cash dividend or distribution, then the Company’s stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividends or distributions. The Company’s distribution of $446,837 to stockholders in February 2011 was not eligible for reinvestment under the dividend reinvestment plan since the Company’s shares of common stock had not been listed on a stock exchange at the time of the distribution.

Distributions to the Company’s stockholders will be payable only when and as declared by the Company’s Board of Directors and will be paid out of assets legally available for distribution. All distributions will be paid at the discretion of the Board of Directors. The Board of Directors maintains a distribution policy with the objective of distributing the Company’s net capital gains (which are defined as the Company’s realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser, the Company’s operating expenses, and any other retained amounts. The Company’s Board of Directors currently intends to declare distributions (if any) at least annually, at the end of each year. Since the Company’s portfolio company investments will typically not generate current income (i.e., dividends or interest income), the Company does not typically expect to generate net ordinary income from which it could make distributions to its stockholders. Distributions will also depend on the Company’s financial condition, maintenance of RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as the Company’s Board of Directors may deem relevant from time to time.

In the event the Company retains some or all of its realized net capital gains, including amounts retained to pay incentive fees to the investment adviser or operating expenses, the Company may designate the retained amount as a deemed distribution to stockholders. In such case, among other consequences, the Company will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax the Company pays on the retained realized net capital gain.

Per Share Information

Net changes in net assets resulting from operations per common share, or basic earnings per share, are calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per share are not presented as there are no potentially dilutive securities outstanding.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

3. Investments

The Company’s investments in portfolio companies consist of securities issued by private and publicly traded companies consisting of convertible preferred stock, common stock, and warrants to purchase convertible preferred stock and common stock.

During the nine months ended September 30, 2012, the Company made investments totaling approximately $26.5 million in six new private portfolio companies, approximately $55,000 in one of the Company’s existing private portfolio companies, and approximately $0.5 million in Solazyme, Inc. (“Solazyme”), one of the Company’s existing publicly traded portfolio companies.

During the nine months ended September 30, 2012, the Company sold 160,000 shares of its common stock in NeoPhotonics having an aggregate cost of $1,000,000, for an aggregate sales price (net of commissions and selling expenses) of $878,572. Accordingly, the Company realized a capital loss of $121,428 on the Company’s sale of these shares during the nine months ended September 30, 2012. As of September 30, 2012, the Company no longer holds any shares of NeoPhotonics.

During the nine months ended September 30, 2012, the Company sold 65,000 shares of Solazyme’s common stock having an aggregate cost of $575,588 for an aggregate sales price (net of commissions and selling expenses) of $979,219. Accordingly, the Company realized a capital gain of $403,631 on the Company’s sale of these shares during the nine months ended September 30, 2012.

The Company did not sell any portfolio company securities during the nine months ended September 30, 2011.

See the accompanying schedule of investments for the fair value of the Company’s investments in portfolio companies. The methodology for the determination of the fair value of the Company’s investments in portfolio companies is discussed in Note 2.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

The following table summarizes the composition of the Company’s investment portfolio by type of security at cost and fair value as of September 30, 2012 and December 31, 2011.

	September 30, 2012			December 31, 2011
Investment Type	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
Private Portfolio Companies:
Convertible Preferred Stock	$49,277,995	$51,262,993	79.15%	$26,347,696	$25,981,874	69.70%
Convertible Preferred Stock Warrants	157,058	923	0.00%	32,058	1,323	0.00%
Common Stock	9,911,076	11,650,000	17.99%	6,411,076	8,399,996	22.54%
Common Stock Warrants	589,000	152,878	0.24%	589,000	219,156	0.59%
Publicly Traded Portfolio Companies:
Common Stock	1,505,162	1,699,681	2.62%	2,553,250	2,671,631	7.17%

Total	$61,440,291	$64,766,475	100.00%	$35,933,080	$37,273,980	100.00%

The following table summarizes the composition of the Company’s investment portfolio by industry classification at cost and fair value as of September 30, 2012 and December 31, 2011.

	September 30, 2012			December 31, 2011
Industry Classification	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
Internet & Software	$34,328,850	$36,922,871	57.01%	$11,328,857	$11,338,013	30.42%
Cleantech	15,005,174	14,299,681	22.08%	15,053,262	15,438,843	41.42%
Technology	12,106,267	13,543,923	20.91%	9,550,961	10,497,124	28.16%

Total	$61,440,291	$64,766,475	100.00%	$35,933,080	$37,273,980	100.00%

The following table summarizes the composition of the Company’s investment portfolio by geographic region of the United States at cost and fair value as of September 30, 2012 and December 31, 2011. The geographic composition is determined by the location of the corporate headquarters of the portfolio company at the time of the Company’s investment.

	September 30, 2012			December 31, 2011
Geographic Location	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
West	$38,440,289	$41,676,480	64.35%	$22,933,073	$24,273,973	65.12%
Northeast	11,499,995	12,459,995	19.24%	6,500,000	6,500,000	17.44%
Southeast	6,500,007	5,630,000	8.69%	6,500,007	6,500,007	17.44%
Midwest	5,000,000	5,000,000	7.72%	—	—	0.00%

Total	$61,440,291	$64,766,475	100.00%	$35,933,080	$37,273,980	100.00%

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

4. Related Party Agreements and Transactions

Investment Advisory and Administrative Services Agreement

Subject to the overall supervision of the Company’s Board of Directors, the investment adviser manages the Company’s day-to-day operations and provides the Company with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, the investment adviser:

•	Determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes;

•	Determines which securities the Company will purchase, retain or sell;

•	Identifies, evaluates and negotiates the structure of investments the Company makes, including performing due diligence on prospective portfolio companies; and

•	Closes, monitors and services the investments the Company makes.

The investment adviser’s services under the Investment Advisory and Administrative Services Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

The Company pays the investment adviser a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components: (i) a base management fee, and (ii) an incentive fee. The Company’s officers do not receive any compensation directly from the Company. However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by the Company to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

Base Management Fee

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of the Company’s gross assets, where gross assets include any borrowings for investment purposes. The Company did not have any borrowings as of September 30, 2012 or December 31, 2011. The Base Fee is payable monthly in arrears, and is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter.

The Company recorded Base Fees of $1,151,127 and $764,375 for the nine months ended September 30, 2012 and 2011, respectively. As of September 30, 2012 and December 31, 2011, Base Fees payable to the investment adviser were $124,735 and $130,969, respectively.

Incentive Fee

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

termination date), and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in the Company’s portfolio. For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for the Company’s investments and include both long-term (held more than 12 months) and short-term holdings. The investment adviser is not entitled to an incentive fee on investment income generated from interest or dividends on its portfolio company investments. For purposes of calculating the incentive fee, realized capital gains and losses include both short-term and long-term capital gains and losses.

During the nine months ended September 30, 2012, the Company recorded incentive fee expense of $453,498 resulting from: (i) an increase in net unrealized appreciation of $1,985,284 on the Company’s portfolio company investments during such period, and (ii) an increase in the Company’s cumulative net realized capital gains of $282,203 during such period. For the nine months ended September 30, 2011, the Company recorded a reduction in incentive fee expense of $2,871 resulting from a decrease in net unrealized appreciation on the Company’s portfolio company investments of $14,356 during such period.

As of September 30, 2012 and December 31, 2011, the Company had accrued incentive fees payable to the investment adviser in the amounts of $721,677 and $268,180, respectively.

The incentive fees are calculated and paid annually based on cumulative net realized capital gains (taking into account cumulative realized capital losses) reduced by unrealized depreciation on any investments that have a fair value below the Company’s investment cost and incentive fees previously paid. Accordingly, the accrued incentive fee of $665,237 as of September 30, 2012 related to net unrealized appreciation of $3,326,184 as of September 30, 2012 may differ from the actual incentive fee that may be paid to the investment adviser depending on whether the Company is ultimately able to dispose of its portfolio company investments and generate a net realized capital gain at least commensurate with the net unrealized appreciation recorded as of September 30, 2012. Further, the accrued incentive fee of $56,440 as of September 30, 2012 related to the cumulative net realized capital gain of $282,203 as of September 30, 2012 may differ from the actual incentive fee paid to the investment adviser depending on the performance of the Company’s portfolio company investments taken as a whole for the year ended December 31, 2012. As of September 30, 2012, no incentive fees related to the cumulative net realized capital gain of $282,203 would have been due and payable to the investment adviser since the aggregate unrealized depreciation on the Company’s investments that have a fair value below the Company’s investment cost exceeded the amount of the cumulative net realized capital gain.

Administrative Services

Pursuant to the Investment Advisory and Administrative Services Agreement, the investment adviser furnishes the Company with office facilities, equipment, and clerical, bookkeeping and record-keeping services. The investment adviser also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

financial records which the Company is required to maintain, and preparing reports to the Company’s stockholders and reports filed with the SEC.

In addition, the investment adviser assists the Company with its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing stockholder and investor relations services, determining and publishing its net asset value, overseeing the preparation and filing of its tax returns, printing and disseminating reports to its stockholders, providing support for its risk management efforts and generally overseeing the payment of its expenses and performance of administrative and professional services rendered to the Company by others.

The Company reimburses the investment adviser for the allocable portion of overhead and other expenses incurred by the investment adviser in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of the Company’s Chief Financial Officer and Chief Compliance Officer, and their respective staff. However, during the nine months ended September 30, 2012 and 2011, no portion of the Company’s Chief Compliance Officer’s compensation was allocated to the Company since he is also a member of the investment adviser’s Investment Committee. Allocated administrative expenses are payable to the investment adviser monthly in arrears.

The Company recorded allocated administrative expenses of $476,645 and $330,263 for the nine months ended September 30, 2012 and 2011, respectively. As of September 30, 2012 and December 31, 2011, allocated administrative expenses payable to the investment adviser were $52,188 and $47,285, respectively.

The Company also agreed to reimburse the investment adviser for separation payments due to the Company’s former Chief Financial Officer. In consideration for certain separation services, the former Chief Financial Officer was paid a separation payment equal to $8,000 per month (prorated for any partial month) for the period commencing on November 16, 2011 and ending April 30, 2012.

Duration and Termination

An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by the Company’s Board of Directors on April 17, 2009, and by the Company’s stockholders on May 14, 2009. On April 13, 2012, the Company’s Board of Directors (including the non-interested directors) renewed the current Investment Advisory and Administrative Services Agreement for an additional year. The current Investment Advisory and Administrative Services Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board of Directors, or by the vote of a majority of the Company’s outstanding voting securities, and (ii) the vote of a majority of the directors who are not interested persons. An affirmative vote of the holders of a majority of the Company’s outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

The Investment Advisory and Administrative Services Agreement automatically terminates in the event of its assignment. As required by the 1940 Act, the Investment Advisory and

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

Administrative Services Agreement provides that the Company may terminate the agreement without penalty upon 60 days’ written notice to the investment adviser. If the investment adviser wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of the Company’s outstanding voting securities.

License Agreement

The Company entered into a license agreement with the investment adviser, pursuant to which the investment adviser granted the Company a non-exclusive license to use the name “Keating.” Under the license agreement, the Company has the right to use the “Keating” name and logo for so long as Keating Investments or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Keating” name or logo. The License Agreement will remain in effect for as long as the Investment Advisory and Administrative Services Agreement with the investment adviser is in effect.

Joint Liability Insurance Agreement

The Company maintains a directors and officers liability insurance policy covering the directors and officers of the Company, insuring the Company against loss that it may be required or permitted to pay as indemnities of the directors and officers of the Company, and insuring the Company for certain securities claims. The Company also maintains an additional policy providing for excess coverage in the case of non-indemnifiable claims, covering its directors and officers. The coverages under these polices in certain cases extend to the officers, managers and employees of the investment adviser, and to the investment adviser’s Investment Committee. On November 4, 2011, the Company and the investment adviser entered into a joint liability insurance agreement, which was approved by the Company’s non-interested directors, that allocates the premium cost of the directors and officers liability insurance policy and the excess coverage policy between the Company and the investment adviser and provides for the allocation of any deductibles and losses in excess of applicable insurance limits. For the directors and officers liability insurance policy covering the policy years ending August 28, 2012 and August 28, 2013, the joint liability insurance agreement specifies that 10% of the total premium under this policy be allocated to the investment adviser. None of the premium under the excess coverage policy is allocated to the investment adviser.

5. Capital Stock

The Company’s authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which has initially been designated as common stock. Each share of common stock entitles the holder to one vote.

From January 11, 2010 through June 30, 2011, the Company raised $78,423,340, net of issuance costs, in a continuous public offering of 8,713,705 shares of its common stock, with the final closing of escrowed funds from subscribing investors occurring July 11, 2011. The shares of common stock were offered at $10.00 per share, adjusted for volume discounts and commission waivers. All shares in the continuous public offering were sold at a price of either $9.30 or $10.00, depending on whether or not sales commissions were waived by the dealer manager. The continuous public offering resulted in gross proceeds of $86,800,000, or an

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

average price of $9.96 per share. The investment adviser purchased 564 shares of common stock in the continuous public offering at a price of $10.00 per share.

On May 9, 2012, the Company’s Board of Directors authorized a stock repurchase program of up to $5.0 million. Under the repurchase program, the Company is authorized to repurchase shares of the Company’s common stock in open market transactions, including through block purchases, depending on prevailing market conditions and other factors. The stock repurchase program will expire on November 8, 2012, unless extended by the Company’s Board of Directors. The repurchase program may be extended, modified or discontinued at any time for any reason. The repurchase program does not obligate the Company to acquire any specific number of shares, and all repurchases will be made in accordance with SEC Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of stock repurchases. During the nine months ended September 30, 2012, the Company repurchased 70,470 shares of its common stock at an average price of $7.22 per share, including commissions, with a total cost of $508,943. The Company’s net asset value per share increased by $0.01 per share as a result of the share repurchases during the nine months ended September 30, 2012. The 70,470 shares of common stock repurchased under the Company’s stock repurchase program have not been retired or cancelled, remain issued but not outstanding shares, and were held in treasury as of September 30, 2012.

6. Commitments and Contingencies

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time.

The Company maintains a directors and officers insurance policy and an excess coverage policy for non-indemnifiable claims covering the Company and its officers and directors. The Company has also agreed to indemnify its directors and officers to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

As of September 30, 2012, the Company was not a party to any material legal proceedings. However, from time to time, the Company may be party to certain legal proceedings incidental to the normal course of its business including the enforcement of its rights under contracts with its portfolio companies.

7. Net Changes in Net Assets Per Share Resulting from Operations

The following table sets forth the computation of the basic and diluted per share net decrease in net assets resulting from operations for the nine months ended September 30, 2012 and 2011:

	Nine Months Ended
	September 30, 2012	September 30, 2011
Net increase (decrease) in net assets resulting from operations	$(925,316)	$(2,580,603)

Basic and diluted weighted average shares	9,265,626	6,125,439

Basic and diluted net increase (decrease) in net assets per share resulting from operations	$(0.10)	$(0.42)

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

During the nine months ended September 30, 2012 and 2011, the Company had no dilutive securities outstanding.

8. Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2012 and 2011.

KEATING CAPITAL, INC.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	September 30, 2012	September 30, 2011
Per common share data
Net asset value, beginning of period	$8.23	$7.85
Net investment loss*	(0.34)	(0.42)
Net realized gain on investments*	0.03	—
Net change in unrealized appreciation on investments*	0.21	—

Net decrease in net assets resulting from operations	(0.10)	(0.42)

Stockholder distributions:
Distributions as a return of capital*	—	(0.07)

Net decrease in net assets resulting for stockholder distributions	—	(0.07)

Capital stock transactions:
Issuance of common stock in continuous public offering (1)	—	2.00
Offering costs from issuance of common stock*	—	(1.01)
Amortization of deferred offering costs*	—	(0.08)
Repurchases of common stock (2)	0.01	—

Net increase in net assets from capital stock transactions	0.01	0.91

Net asset value, end of period	$8.14	$8.27

Ratios and supplemental data:
Per share market price, end of period (3)	$7.08	—
Total return based on change in net asset value (4)	(1.09%)	6.24%
Total return based on stock price (5)	(16.31%)	—
Common shares outstanding, end of period	9,213,311	9,283,604
Weighted average common shares outstanding during period	9,265,626	6,125,439
Net assets, end of period	$74,950,456	$76,750,350
Annualized ratio of operating expenses to average net assets	5.63%	7.03%
Annualized ratio of net investment loss to average net assets	(5.63%)	(6.90%)
Weighted average debt per common share (6)	$—	$—
Portfolio turnover (7)	2.46%	—

*	Based on weighted average shares outstanding during the period.
(1)	Represents the average increase in net asset value attributable to each share issued during the nine months ended September 30, 2011.
(2)	For the nine months ended September 30, 2012, the increase in net asset value attributable to the shares repurchased was $0.01 per share. There were no shares repurchased during the nine months ended September 30, 2011.
(3)	The shares of the Company's common stock were listed on the Nasdaq Capital Market beginning December 12, 2011. Accordingly, there was no market price for the shares as of September 30, 2011.
(4)	Total return based on change in net asset value equals the change in the end of the period net asset value over the beginning of the period net asset value plus distributions paid per weighted average share during the period, divided by the beginning of the period net asset value. This return calculation has not been annualized.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

(5)	Total return based on stock price equals the change in the end of the period stock price over the beginning of period stock price plus distributions paid per weighted average share during the period, divided by the beginning of period stock price. This return calculation has not been annualized.
(6)	As of September 30, 2012 and 2011, the Company did not have any debt.
(7)	For the nine months ended September 30, 2012, portfolio turnover is calculated as net proceeds from the sale of portfolio company investments during the period divided by average net assets during the period. This calculation has not been annualized. Since there were no sales of portfolio company investments during the nine months ended September 30, 2011, there was no portfolio turnover.

9. Investments in and Advances to Affiliates

During the nine months ended September 30, 2012, the Company had two portfolio company investments, Metabolon, Inc. and Corsair Components, Inc., which were Affiliate Investments, and the Company had no Control Investments. The following is a schedule of the Company’s investments in these two affiliates during the nine months ended September 30, 2012. For the nine months ended September 30, 2012, the Company made no advances to these two affiliates.

			Nine Months Ended September 30, 2012
Portfolio Company(1)	Investment Description	Number of Shares/ Warrants	Amount of Interest and Dividends Credited to Income(2)	December 31, 2011 Fair Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2012 Fair Value
Affiliate Investments
Corsair Components, Inc.	Common Stock (5)	640,000	$—	$5,400,000	$60,000	$—	$5,460,000
	Common Stock Warrants (5)	160,000	—	210,000	—	(70,000)	140,000
Metabolon, Inc.	Series D Convertible Preferred Stock	2,229,021	—	4,000,000	280,000	—	4,280,000

Total Affiliate Investments			$—	$9,610,000	$340,000	$(70,000)	$9,880,000

(1)	The Company had no control investments as defined by the 1940 Act during the nine months ended September 30, 2012.
(2)	Affiliate investments consist of convertible preferred stock, common stock and common stock warrants that are generally non-income producing and restricted. The convertible preferred stock investment carries a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are
(3)	Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, and exchange of one or more existing securities for one or more new securities. Gross additions also include net decreases in unrealized depreciation or net increases in unrealized appreciation.
(4)	Gross reductions include decreases in investments resulting from sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

(5)	Corsair Components, Inc. completed a 1-for-5 reverse stock split effective April 24, 2012. As a result of the reverse stock split, the Company now owns 640,000 shares of common stock and warrants to purchase 160,000 shares of common stock at an exercise price of $0.05 per share. Prior to the reverse stock split, the Company previously owned 3,200,000 shares of common stock and warrants to purchase 800,000 shares of common stock at an exercise price of $0.01 per share.

During the nine months ended September 30, 2011, the Company had two portfolio company investments, Metabolon, Inc. and Corsair Components, Inc., which were Affiliate Investments, and the Company had no Control Investments. The following is a schedule of the Company’s investments in these two affiliates during the nine months ended September 30, 2011. For the nine months ended September 30, 2011, the Company made no advances to these two affiliates.

			Nine Months Ended September 30, 2011
Portfolio Company(1)	Investment Description	Number of Shares/ Warrants	Amount of Interest and Dividends Credited to Income(2)	December 31, 2010 Fair Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2011 Fair Value
Affiliate Investments
Corsair Components, Inc.	Common Stock	3,200,000	$—	$—	$4,096,000	$—	$4,096,000
	Common Stock Warrants	800,000	—	—	630,000	—	630,000
Metabolon, Inc.	Series D Convertible Preferred Stock	2,229,021	—	—	4,000,000	—	4,000,000

Total Affiliate Investments			$—	$—	$8,726,000	$—	$8,726,000

(1)	The Company had no control investments as defined by the 1940 Act during the nine months ended September 30, 2011.
(2)	Affiliate investments consist of convertible preferred stock, common stock and common stock warrants that are generally non-income producing and restricted. The convertible preferred stock investment carries a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are
(3)	Gross additions include increases in investments resulting from new portfolio company investments, paid-in-kind interest or dividends, and exchange of one or more existing securities for one or more new securities. Gross additions also include net decreases in unrealized depreciation or net increases in unrealized appreciation.
(4)	Gross reductions include decreases in investments resulting from sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

The above schedules should be read in conjunction with the Schedule of Investments set forth above and Notes 2 and 3 to these Financial Statements.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(UNAUDITED)

10. Subsequent Events

On October 2, 2012, LifeLock priced its IPO at $9.00 per share. The shares of LifeLock's common stock began trading on the New York Stock Exchange on October 3, 2012. In connection with LifeLock's IPO, the shares of Series E preferred stock held by the Company automatically converted into 944,513 shares of LifeLock’s common stock, based on an adjusted conversion price of $5.29 per share. The Series E preferred stock warrants were cancelled in connection with the IPO. The shares of LifeLock’s common stock that the Company received upon conversion of the Series E preferred stock are subject to a 180-day lockup provision which will expire in April 2013.

On October 5, 2012, Xtime completed a Series 2 convertible preferred stock financing in which the Company did not participate. Immediately prior to the closing of the Series 2 convertible preferred stock round, all of the existing holders of Xtime’s preferred stock (including the Series F preferred stockholders) converted their existing preferred stock into newly-created Series 1A convertible preferred stock and certain warrants to acquire additional shares of Xtime’s common stock for nominal consideration upon an IPO (the “IPO warrants”). As a holder of Series F preferred stock, the Company received one share of Series 1A preferred stock for each share of Series F preferred stock that the Company held, plus IPO warrants which grant the Company the right to acquire additional shares of common stock, calculated at the time of the IPO based on the actual IPO price, at an exercise price of $0.01 per share. The Company continues to hold warrants to acquire 22,581 shares of Xtime common stock which the Company received as part of the Series F round.

On October 9, 2012, Agilyx raised additional funds as part of a Series D convertible preferred stock financing in which the Company did not participate.

On October 24, 2012, BrightSource completed an initial closing of its Series 1 convertible preferred stock financing which resulted in the automatic conversion of the Series E preferred stock held by the Company into 96,177 shares of BrightSource’s common stock. As part of the initial closing of the Series 1 convertible preferred stock round, the Company made a $397,125 investment in BrightSource’s Series 1 preferred stock, which represented the Company’s full pro rata participation amount in the round. Existing preferred stockholders investing their full pro rata participation amount in the Series 1 round also received shares of Series 1A preferred stock and additional shares of common stock.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Keating Capital, Inc.

We have audited the accompanying statements of assets and liabilities of Keating Capital, Inc. (the “Company,” a Maryland corporation), including the schedules of investments, as of December 31, 2011 and 2010, the related statements of operations, cash flows and changes in net assets for each of the three years in the period ended December 31, 2011, and the related financial highlights for each of the three years in the period ended December 31, 2011 and for the period from May 9, 2008 (Inception) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 and 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keating Capital, Inc. as of December 31, 2011 and 2010, the results of its operations, its cash flows, the changes in its net assets for each of the three years in the period ended December 31, 2011, and the related financial highlights for each of the three years in the period ended December 31, 2011 and for the period from May 9, 2008 (Inception) to December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois

March 1, 2012

KEATING CAPITAL, INC.

STATEMENTS OF ASSETS AND LIABILITIES

	December 31, 2011	December 31, 2010
Assets
Investments in portfolio company securities at fair value:
Non-control/non-affiliate investments:
Private portfolio companies (Cost: $25,379,750 and $3,600,491, respectively)	$24,992,349	$4,177,607
Publicly-traded portfolio companies (Cost: $2,553,250 and $0, respectively)	2,671,631	—
Affiliate investments:
Private portfolio companies (Cost: $8,000,080 and $0, respectively)	9,610,000	—

Total, investments in portfolio company securities at fair value (Cost: $35,933,080 and $3,600,491, respectively)	37,273,980	4,177,607

Short-term investments at fair value (Cost: $0 and $13,500,000, respectively)	—	13,500,000
Cash and cash equivalents	39,606,512	4,753,299
Prepaid expenses and other assets	62,746	92,125
Deferred offering costs	—	333,682

Total assets	$76,943,238	$22,856,713

Liabilities
Base management fees payable to investment adviser	$130,969	$90,631
Accrued incentive fees payable to investment adviser	268,180	115,423
Administrative expenses payable to investment adviser	47,285	41,348
Reimbursable expenses payable to investment adviser	—	3,068
Accounts payable	70,602	80,275
Accrued expenses and other liabilities	41,487	69,568

Total liabilities	558,523	400,313

Net assets
Common stock, par value	$9,284	$2,860
Additional paid-in capital	75,302,711	21,991,847
Accumulated net investment loss	(268,180)	(115,423)
Net unrealized appreciation on investments	1,340,900	577,116

Total net assets	$76,384,715	$22,456,400

Total liabilities and net assets	$76,943,238	$22,856,713

Shares of common stock outstanding ($0.001 par value, 200,000,000 authorized)	9,283,781	2,860,299

Net asset value per share	$8.23	$7.85

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2011	2010	2009
Investment income
Interest and dividend income:
Certificate of deposit and money market investments	$54,348	$44,009	$10,637
Other income	—	10,000	—

Total investment income	54,348	54,009	10,637

Operating expenses
Base management fees	1,153,058	218,876	90,904
Incentive fees	152,757	115,423	—
Administrative expenses allocated from investment adviser	450,019	404,633	269,384
Legal and professional fees	579,751	335,839	254,572
Directors fees	130,289	108,000	99,000
Stock transfer agent fees	212,262	192,306	133,554
Printing and fulfillment expenses	185,536	108,192	25,501
Postage and delivery expenses	146,287	98,907	16,908
Stock issuance expenses	114,388	156,941	—
Travel and entertainment expenses	345,461	125,617	27,420
General and administrative expenses	294,562	166,268	89,372

Total operating expenses	3,764,370	2,031,002	1,006,615

Net investment loss	(3,710,022)	(1,976,993)	(995,978)

Net change in unrealized appreciation (depreciation) on investments
Non-control/non-affiliate investments	(846,136)	577,116	—
Affiliate investments	1,609,920	—	—

Total net change in unrealized appreciation (depreciation) on investments	763,784	577,116	—

Net decrease in net assets resulting from operations	$(2,946,238)	$(1,399,877)	$(995,978)

Net investment loss per common share (basic and diluted)	$(0.54)	$(1.43)	$(1.75)

Net decrease in net assets resulting from operations per common share (basic and diluted)	$(0.43)	$(1.01)	$(1.75)

Weighted average common shares outstanding (basic and diluted)	6,921,481	1,383,537	569,900

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Common Stock		Additional Paid-in Capital	Accumulated Net Investment Income (Loss)	Unrealized Appreciation on Investments	Distributions In Excess of Net Investment Income	Net Assets
	Shares	Par Value
Balance at December 31, 2008 (2)(3)	569,900	$570	$4,714,904	$—	$—	$—	$4,715,474
Net increase (decrease) in net assets from operations	—	—	—	(995,978)	—	—	(995,978)
Reclassification of permanent book to tax differences (3)	—	—	(995,978)	995,978	—	—	—

Balance at December 31, 2009 (2)	569,900	$570	$3,718,926	$—	$—	$—	$3,719,496

Net increase (decrease) in net assets from operations	—	—	—	(1,976,993)	577,116	—	(1,399,877)
Issuance of common stock, net of offering costs of $2,196,066 (1)	2,290,399	2,290	20,611,297	—	—	—	20,613,587
Amortization of deferred offering costs			(476,806)				(476,806)
Reclassification of permanent book to tax differences (3)	—	—	(1,861,570)	1,861,570	—	—	—

Balance at December 31, 2010 (2)	2,860,299	$2,860	$21,991,847	$(115,423)	$577,116	$—	$22,456,400

Net increase (decrease) in net assets from operations	—	—	—	(3,710,022)	763,784	—	(2,946,238)
Issuance of common stock, net of offering costs of $6,180,594 (1)	6,423,482	6,423	57,803,330	—	—	—	57,809,753
Amortization of deferred offering costs			(488,363)				(488,363)
Distributions in excess of net investment income and net realized gains	—	—	—	—	—	(446,837)	(446,837)
Classification of distributions as a return of capital (3)	—	—	(446,837)	—	—	446,837	—
Reclassification of permanent book to tax differences (3)	—	—	(3,557,265)	3,557,265	—	—	—

Balance at December 31, 2011 (2)	9,283,781	$9,284	$75,302,711	$(268,180)	$1,340,900	$—	$76,384,715

(1)	All shares were sold at a price of either $9.30 or $10.00, depending on whether or not sales commissions were waived by the dealer manager.
(2)	Net assets at December 31, 2011, 2010, 2009 and 2008 include no accumulated undistributed net investment income and no accumulated undistributed net realized gains.
(3)	See Note 2—Reclassifications and Note 2—Income Taxes.

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2011	2010	2009
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(2,946,238)	$(1,399,877)	$(995,978)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized (appreciation) on investments	(763,784)	(577,116)	—
Changes in operating assets and liabilities:
Decrease (increase) in prepaid expenses and other assets	29,379	(58,553)	(2,124)
Increase in base management fees payable to investment adviser	40,338	61,163	17,478
Increase in accrued incentive fees payable to investment adviser	152,757	115,423	—
Increase (decrease) in administrative expenses payable to investment adviser	5,937	(25,788)	39,095
(Decrease) increase in reimbursable expenses payable to investment adviser	(3,068)	(14,995)	4,188
(Decrease) increase in accounts payable	(9,673)	48,162	(3,670)
(Decrease) increase in accrued expenses and other liabilities	(28,081)	32,457	32,111

Net cash used in operating activities	(3,522,433)	(1,819,124)	(908,900)

Cash flows from investing activities
Investments in portfolio companies	(32,332,589)	(3,600,491)	—
Purchases of short-term investments	(89,000,000)	(84,000,000)	(16,703,814)
Proceeds from maturities of short-term investments	102,500,000	73,500,000	18,114,941

Net cash (used in) provided by investing activities	(18,832,589)	(14,100,491)	1,411,127

Cash flows from financing activities
Gross proceeds from issuance of common stock	63,990,347	22,809,653	—
Offering costs from issuance of common stock	(6,180,594)	(2,196,066)	—
Additions to deferred stock offering costs	(154,681)	(308,591)	(501,897)
Stockholder distributions	(446,837)	—	—

Net cash provided by (used in) financing activities	57,208,235	20,304,996	(501,897)

Net increase in cash and cash equivalents	34,853,213	4,385,381	330
Cash and cash equivalents, beginning of period	4,753,299	367,918	367,588

Cash and cash equivalents, end of period	$39,606,512	$4,753,299	$367,918

Supplemental disclosure of non-cash financing activities
Amortization of deferred offering costs	$488,363	$476,806	$—

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011

Portfolio Company	Industry/ Description(1)	Type of Investment(2)	Shares/ Warrants	Cost(3)	Value(4)	Value as % of Net Assets
Non-Control/Non-Affiliate Investments(5)
Private Portfolio Companies:
Livescribe, Inc.	Technology - Consumer Electronics	Series C Convertible Preferred Stock	1,000,000	$471,295	$139,000	0.18%

		Series C Convertible Preferred Stock Warrants	125,000	29,205	1,140	0.00%
		Exercise price $0.50 per share; expire 6/30/2015

		Series C-1 Convertible Preferred Stock	100,660	47,528	14,001	0.02%

		Series C-1 Convertible Preferred Stock Warrants Exercise price $0.50 per share; expire 7/8/2016	12,582	2,853	183	0.00%

MBA Polymers, Inc.	Cleantech - Plastics Recycling	Series G Convertible Preferred Stock	2,000,000	2,000,000	2,000,000	2.62%

BrightSource Energy, Inc.	Cleantech - Solar Thermal Energy	Series E Convertible Preferred Stock	288,531	2,500,006	2,500,006	3.27%

Harvest Power, Inc.	Cleantech - Waste Management	Series B Convertible Preferred Stock	580,496	2,499,999	2,499,999	3.27%

Suniva, Inc.	Cleantech - Solar Photovoltaic Cells	Series D Convertible Preferred Stock	197,942	2,500,007	2,500,007	3.27%

Xtime, Inc.	Internet & Software - Software as a Service	Series F Convertible Preferred Stock	1,573,234	3,000,000	3,000,000	3.93%

		Common Stock Warrants	22,581	—	9,156	0.01%
		Exercise price $0.01 per share; expire 8/24/2018
		Subject to restrictions on exercisability

Kabam, Inc.	Internet & Software - Online Multiplayer Games	Series D Convertible Preferred Stock	1,046,017	1,328,860	1,328,860	1.74%

Tremor Video, Inc.	Internet & Software - Online Video Advertising	Series F Convertible Preferred Stock	642,994	4,000,001	4,000,001	5.24%

TrueCar, Inc.	Internet & Software - Consumer Website	Common Stock	566,037	2,999,996	2,999,996	3.93%

Agilyx Corporation	Cleantech - Renewable Oils	Series C Convertible Preferred Stock	1,092,956	4,000,000	4,000,000	5.24%

Subtotal—Non-Control/Non-Affiliate Investments, Private Portfolio Companies				$25,379,750	$24,992,349	32.72%

Publicly Traded Portfolio Companies:
NeoPhotonics Corporation	Technology - Communications Equipment	Common Stock	160,000	1,000,000	732,800	0.96%

Solazyme, Inc.	Cleantech - Renewable Oils and Bioproducts	Common Stock	162,927	1,553,250	1,938,831	2.54%

Subtotal—Non-Control/Non-Affiliate Investments, Publicly Traded Portfolio Companies				$2,553,250	$2,671,631	3.50%

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2011—(Continued)

Portfolio Company	Industry/ Description(1)	Type of Investment(2)	Shares/ Warrants	Cost(3)	Value(4)	Value as % of Net Assets
Affiliate Investments(5)
Private Portfolio Companies:
Metabolon, Inc.	Technology - Molecular Diagnostics and Services	Series D Convertible Preferred Stock	2,229,021	$4,000,000	$4,000,000	5.24%

Corsair Components, Inc.	Technology - PC Gaming Hardware	Common Stock	3,200,000	3,411,080	5,400,000	7.07%

		Common Stock Warrants	800,000	589,000	210,000	0.27%
		Exercise price $0.01 per share; expire 7/6/2016
		Subject to restrictions on exercisability

Subtotal—Affiliate Investments, Private Portfolio Companies				$8,000,080	$9,610,000	12.58%

Total—Investments in Portfolio Company Securities(6)				$35,933,080	$37,273,980	48.80%

Reconciliation to Net Assets					Amount	% of Net Assets
Investments in portfolio company securities at fair value					$37,273,980	48.80%
Cash and cash equivalents (includes investments in money market funds consisting of 39,505,875 Class A shares in the SEI Daily Income Trust Government Fund (SEOXX) with a value of $1 per share, or $39,505,875)					39,606,512	51.85%
Prepaid expenses and other assets					62,746	0.08%

Less: Total Liabilities					(558,523)	(0.73%)

Net Assets					$76,384,715	100.00%

(1)	The Company classifies its portfolio companies into three industries: (i) technology, (ii) Internet and software, and (iii) cleantech. The further description generally identifies the types of products or services provided by each portfolio company.
(2)	Convertible preferred, common stock, warrants and equity interests are generally non-income producing. Except for the convertible preferred stock in Harvest Power, Inc., all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. In the case of Harvest Power, Inc., the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when declared by the portfolio company's board of directors or upon a qualifying liquidation event. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation for federal income tax purposes totaled $2,383,657, $1,042,757 and $1,340,900, respectively. The tax cost of investments is $35,933,080.
(4)	Except for common stock in two publicly traded portfolio companies, all investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of December 31, 2011. See Valuation of Investments under Note 2 of the Notes to Financial Statements.
(5)	Control Investments are defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as investments in which the Company owns more than 25% of the voting securities or where the Company has the ability to nominate greater than 50% of the board representation. Affiliate Investments are defined by the 1940 Act as investments in which the Company owns between 5% and 25% of the voting securities. Non- Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(6)	All portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act as of December 31, 2011, with the exception of 50,000 shares of Solazyme, Inc. common stock with a cost and value of $553,259 and $595,000, respectively, purchased in open market transactions during the fourth quarter of 2011.

The accompanying notes are an integral part of these financial statements.

KEATING CAPITAL, INC.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 2010

Portfolio Company	Industry/ Description(1)	Type of Investment(2)	Shares/ Warrants	Cost(3)	Value(4)	Value as % of Net Assets
Non-Control/Non-Affiliate Investments(5)
Private Portfolio Companies:
NeoPhotonics Corporation	Technology - Communications Equipment	Series X Convertible Preferred Stock	10,000	$1,000,000	$1,550,000	6.90%

Livescribe, Inc.	Technology - Consumer Electronics	Series C Convertible Preferred Stock	1,000,000	471,295	500,000	2.23%

		Series C Convertible Preferred Stock Warrants	125,000	29,205	27,616	0.12%
		Exercise price $0.50 per share; expire 6/30/2015

Solazyme, Inc.	Cleantech - Renewable Oils and Bioproducts	Series D Convertible Preferred Stock	112,927	999,991	999,991	4.45%

MBA Polymers, Inc.	Cleantech - Plastics Recycling	Series G Convertible Preferred Stock	1,100,000	1,100,000	1,100,000	4.90%

Total—Investments in Portfolio Company Securities				$3,600,491	$4,177,607	18.60%

Short-Term Investments
Certificates of Deposit Maturing on January 6, 2011
Annual Percentage Yield of 0.45%				$13,500,000	$13,500,000	60.12%

Total—Short-Term Investments				$13,500,000	$13,500,000	60.12%

Total—Investments in Portfolio Company Securities and Short-Term Investments				$17,100,491	$17,677,607	78.72%

Reconciliation to Net Assets					Amount	% of Net Assets
Investments in portfolio company securities and short-term investments					$17,677,607	78.72%
Cash and cash equivalents (includes investments in money market funds consisting of 4,545,546 Class A shares in the SEI Daily Income Trust Government Fund (SEOXX) with a value of $1 per share, or $4,545,546)					4,753,299	21.17%
Prepaid expenses and other assets					92,125	0.41%
Deferred offering costs					333,682	1.49%

Less: Total Liabilities					(400,313)	-1.78%

Net Assets					$22,456,400	100.00%

(1)	The Company classifies its portfolio companies into three industries: (i) technology, (ii) Internet and software, and (iii) cleantech. The further description generally identifies the types of products or services provided by each portfolio company.
(2)	Preferred and common stock, warrants, and equity interests are generally non-income producing. All preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these preferred stock investments, these investments are considered to be non-income producing.
(3)	Gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation for federal income tax purposes totaled $578,705, $1,589 and $577,116, respectively. The tax cost of investments in portfolio company securities is $3,600,491.
(4)	Except for certificates of deposit, all investments were valued at fair value as determined in good faith by the Board of Directors and are subject to legal restrictions on transfer (including lockup and other contractual restrictions) as of December 31, 2010. The fair value of certificates of deposit reflects amortized cost as of December 31, 2010. See Valuation of Investments under Note 1 of the Notes to Financial Statements.
(5)	Control Investments are defined by the Investment Company Act of 1940, as amended (the "1940 Act"), as investments in which the Company owns more than 25% of the voting securities or where the Company has the ability to nominate greater than 50% of the board representation. Affiliate Investments are defined by the 1940 Act as investments in which the Company owns between 5% and 25% of the voting securities. Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.
(6)	All portfolio company investments constituted qualifying investments under Section 55(a) of the 1940 Act as of December 31, 2010.

The accompanying notes are an integral part of these financial statements

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS

1. Description of Business

Keating Capital, Inc. (the “Company”) was incorporated on May 9, 2008 under the laws of the State of Maryland and is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of November 20, 2008. The Company commenced its portfolio company investment activities in January 2010. The shares of the Company's common stock were listed on the Nasdaq Capital Market beginning December 12, 2011.

The Company’s investment objective is to maximize capital appreciation. The Company seeks to accomplish its capital appreciation objective by making investments in the equity securities of later stage, typically venture capital-backed, pre-IPO companies that are committed to and capable of becoming public. The Company generally acquires equity securities, including preferred stock that is convertible into common stock, common stock, and warrants exercisable into common or preferred stock. The Company may in some cases invest in debentures or loans that are convertible into or settled with common stock; however, as of December 31, 2011 and 2010, none of the Company’s investments were convertible debentures or loans. The Company’s investments are made principally through direct investments in prospective portfolio companies. However, the Company may also purchase equity securities in private secondary transactions from current or former management or early stage investors in private companies that meet its investment criteria.

Keating Investments, LLC (“Keating Investments”), or the ”investment adviser,” serves as the Company’s external investment adviser and also provides the Company with administrative services necessary for it to operate. In this capacity, Keating Investments is primarily responsible for the selection, evaluation, structure, valuation and administration of the Company’s investment portfolio, subject to the supervision of the Company’s Board of Directors. Keating Investments is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

2. Basis of Presentation; Summary of Significant Accounting Policies

Consolidation

Under the 1940 Act rules and the regulations pursuant to Article 6 of Regulation S-X, the Company is precluded from consolidating any entity other than another investment company or an operating company that provides substantially all of its services and benefits to the Company. The Company’s financial statements include only the accounts of Keating Capital as the Company has no subsidiaries.

Reclassifications

For the year ended December 31, 2011, the Company separately classified travel and entertainment expenses as an individual line item in its Statement of Operations. Travel and entertainment expenses were previously included as a component of general and administrative expenses in the Statement of Operations. For comparative purposes, this line item has been separately classified in the Company’s Statement of Operations for the years ended December 31, 2010 and 2009.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

For the year ended December 31, 2011 and 2010, the Company separately classified stock transfer agent fees, printing and fulfillment expenses, and postage and delivery expenses as individual line items in its Statement of Operations. For the year ended December 31, 2009, stock transfer agent fees were previously included as a component of legal and professional fees, and printing and fulfillment expenses and postage and delivery expenses were previously included as components of general and administrative expenses in the Statement of Operations. For comparative purposes, these line items have also been separately classified in the Company’s Statement of Operations for the year ended December 31, 2009.

As of December 31, 2011, the Company classified components of net assets in the Statements of Assets and Liabilities between stockholder capital and distributable earnings, or accumulated net investment loss, to reflect the Company’s election to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). As of December 31, 2010, 2009 and 2008, the net assets were classified in the Statements of Assets and Liabilities as if the Company was treated as a corporation under Subchapter C of the Code since, as of December 31, 2010 and the filing of the Company’s annual report for 2010 with the Securities and Exchange Commission (the “SEC”), the Company had not made its election to be treated as RIC effective for the 2010 taxable year. For comparative purposes, the components of net assets in the Statements of Assets and Liabilities have been classified in the Company’s Statements of Assets and Liabilities as of December 31, 2010 and the Company’s Statements of Changes in Net Assets for the years ended December 31, 2010, 2009 and 2008 as if the Company were a RIC since inception (see Note 2).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Such estimates and judgments could change in the future as more information becomes known, and actual results could differ from these estimates and the differences could be material. The Company considers its significant estimates to include the fair value of investments in portfolio company securities (see Note 3).

Valuation of Investments

Investments are stated at value as defined under the 1940 Act, in accordance with the applicable regulations of the SEC, and in accordance with Accounting Standards Codification Topic 820, “Fair Value Measurement and Disclosures,” (“ASC 820”). Value, as defined in Section 2(a)(41) of the 1940 Act, is: (i) the market price for those securities for which a market quotation is readily available, and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets (see Note 3).

At December 31, 2011 and 2010, approximately 45.0% and 18.3%, respectively, of the Company’s gross assets represented investments in portfolio companies that are valued at fair value by the Board of Directors. The Company makes investments in later stage, typically venture capital-backed, private, pre-IPO companies in technology, Internet and software, and

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

cleantech. Given the nature of investing in the securities of private companies, the Company’s investments are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and these securities are no longer subject to any post-IPO lockup restrictions. As such, the Company values all of its investments, other than unrestricted securities in publicly traded portfolio companies, at fair value as determined in good faith by the Company’s Board of Directors, pursuant to a consistent valuation policy in accordance with the provisions of ASC 820 and the 1940 Act.

Determination of fair values involves subjective judgments and estimates. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined in good faith by its Board may differ significantly from the value that would have been used had a ready market existed for such investments, and the differences could be material. Changes in valuation of these equity securities are recorded in our Statement of Operations as “Net change in unrealized appreciation (depreciation) on investments.”

The 1940 Act requires periodic valuation of each investment in the Company’s portfolio to determine the Company’s net asset value. Under the 1940 Act, unrestricted securities with readily available market quotations are to be valued at the closing market price on the valuation date; all other assets must be valued at fair value as determined in good faith by or under the direction of the Board of Directors.

Equity investments for which market quotations are readily available are generally valued at the most recently available closing market prices. However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices.

With respect to investments for which market quotations are not readily available, the Company’s Board of Directors undertakes a multi-step valuation process each quarter, as described below:

•

The Company’s quarterly valuation process begins with each portfolio company investment being initially valued by Keating Investments’ senior investment professionals responsible for the portfolio investment;

•

Third-party valuation firms engaged by the Company’s Board of Directors review these preliminary valuations at such times as determined by the Company’s Board of Directors, provided, however, that a review will be conducted by a third-party valuation firm for each new portfolio company investment made during a calendar quarter, at such time as the valuation for a specific portfolio company investment is increased, and at least once every twelve months;

•

The Company’s Valuation Committee reviews the preliminary valuations, and the Company’s investment adviser and the third-party valuation firms respond and supplement the preliminary valuation to reflect any comments provided by the Valuation Committee; and

•	The Company’s Board of Directors discusses the valuations and determines, in good faith, the fair value of each investment in the Company’s portfolio for which market

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

quotations are not readily available based on the input of the Company’s investment adviser, the third-party valuation firms, and the Company’s Valuation Committee.

Investment Categories and Approaches to Determining Fair Value

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). In accordance with ASC 820, the Company uses a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

•	Level 1: Observable inputs such as unadjusted quoted prices in active markets;

•	Level 2: Includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and

•	Level 3: Unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Company applies the framework for determining fair value as described above to the valuation of investments in each of the following categories:

Short-Term Investments

Short-term investments, which were composed of investments in certificates of deposit with original maturities of 90 days or less at December 31, 2010, are valued at amortized cost, which approximates fair value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase.

As of December 31, 2011, the Company had cash and cash equivalents of $39,606,512. The Company primarily invests its cash on hand in money market funds that invest primarily in U.S. Treasury securities, U.S. Government agency securities, and repurchase agreements fully-collateralized by such securities. During the year ended December 31, 2011, as the Company’s investments in four-week certificates of deposit matured, the Company invested the proceeds into these money market funds. Accordingly, as of December 31, 2011, the Company no longer held any certificates of deposit classified as short-term investments. Cash needed to fund the Company’s near-term operating expenses is held in a bank depository account.

Equity Investments

Equity investments for which market quotations are readily available in an active market are generally valued at the most recently available closing market prices and are classified as Level 1 assets. However, equity investments for which market quotations are readily available, but which are subject to lockup provisions restricting the resale of such investments for a specified period of time, are valued at a discount to the most recently available closing market prices and, accordingly, are classified as Level 3 assets.

The fair values of the Company’s equity investments for which market quotations are not readily available (including investments in convertible preferred stock) are determined based on

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

various factors and are classified as Level 3 assets. To determine the fair value of a portfolio company for which market quotations are not readily available, the Company analyzes the portfolio company’s most recently available historical and projected financial results, public market comparables, and other factors. The Company also considers other events, including the transaction in which we acquired our securities, subsequent equity sales by the portfolio company, mergers or acquisitions affecting the portfolio company, or the completion of an IPO by the portfolio company. In addition, the Company considers the trends of the portfolio company’s basic financial metrics from the time of its original investment until the measurement date, with material improvement of these metrics indicating a possible increase in fair value, while material deterioration of these metrics may indicate a possible reduction in fair value. The fair values of the Company’s portfolio company securities are generally discounted for lack of marketability or when the securities are illiquid, such as when there are restrictions on resale or the lack of an established trading market which will generally be the case for pre-IPO companies, as well as during any lockup period to which the Company is subject with respect to public companies in its portfolio.

The fair value of common and preferred stock warrants is generally determined by using option pricing models, such as the Black-Scholes model or, in cases of certain warrants where the Company’s ability to exercise may be contingent or be subject to certain metrics, a Monte Carlo simulation.

Fair Value of Investments

The following table categorizes the Company’s cash equivalents, short-term investments, and portfolio company investments measured at fair value based upon the lowest level of significant input used in the valuation as of December 31, 2011 and 2010:

Description	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value
As of December 31, 2011
Private Portfolio Company Securities:
Convertible Preferred Stock	$—	$—	$25,981,874	$25,981,874
Convertible Preferred Stock Warrants	—	—	1,323	1,323
Common Stock	—	—	8,399,996	8,399,996
Common Stock Warrants	—	—	219,156	219,156

Publicly Traded Portfolio Company Securities:
Common Stock	2,671,631	—	—	2,671,631

Cash Equivalents:
Money Market Funds	39,505,875	—	—	39,505,875

Total	$42,177,506	$—	$34,602,349	$76,779,855

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Description	Quoted Prices In Active Markets For Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Fair Value
As of December 31, 2010
Private Portfolio Company Securities:
Convertible Preferred Stock	$—	$—	$4,149,991	$4,149,991
Convertible Preferred Stock Warrants	—	—	27,616	27,616

Short-Term Investments:
Certificates of Deposit(1)
(Maturing on January 6, 2011)	—	13,500,000	—	13,500,000

Total	$—	$13,500,000	$4,177,607	$17,677,607

(1)	Fair value reflects amortized cost as of December 31, 2010.

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2011:

	Level 3 Portfolio Company Investments (Preferred Stock)	Level 3 Portfolio Company Investments (Preferred Warrants)	Level 3 Portfolio Company Investments (Common Stock)	Level 3 Portfolio Company Investments (Common Warrants)	Total
Fair Value at December 31, 2010	$4,149,991	$27,616	$—	$—	$4,177,607

New investments in Level 3 portfolio company securities at cost	24,776,401	2,853	6,411,076	589,000	31,779,330

Gross transfers out of Level 3 to Level 1	(2,549,991)	—		—	(2,549,991)

Total unrealized (depreciation) appreciation on Level 3 portfolio company securities included in change in net assets	(394,527)	(29,146)	1,988,920	(369,844)	1,195,403

Fair Value at December 31, 2011	$25,981,874	$1,323	$8,399,996	$219,156	$34,602,349

Total unrealized (depreciation) appreciation on Level 3 portfolio company securities included in change in net assets that were still held by the Company at December 31, 2011.	$(394,527)	$(29,146)	$1,988,920	$(369,844)	$1,195,403

The Company’s investments in securities of private companies are generally considered Level 3 assets under ASC 820 until these portfolio companies become public and begin trading on a stock exchange and until such time as these securities are no longer subject to any post-IPO lockup restrictions, at which time the Company transfers the value of these securities as of the prior year-end into Level 1 assets. For the year ended December 31, 2011, transfers out of Level 3—“Portfolio Company Investments (Preferred Stock)” resulted from two of the Company’s portfolio companies, NeoPhotonics Corporation (“NeoPhotonics”) and Solazyme, Inc. (“Solazyme”) completing an initial public offering and the Company’s securities in these portfolio companies being converted into common stock with the lockup restrictions on these

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

common shares subsequently lapsing during 2011. As of December 31, 2010, the Company’s convertible preferred stock investments in NeoPhotonics and Solazyme had a fair value of $1,550,000 and $999,991, respectively, as determined in good faith by the Company’s Board of Directors and were included as a component of Level 3—“Portfolio Company Investments (Preferred Stock).” These investments were transferred into Level 1 within the fair value hierarchy during 2011.

The following table provides a reconciliation of the changes in fair value for the Company’s portfolio company investments measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2010:

	Level 3 Portfolio Company Investments (Preferred Stock)	Level 3 Portfolio Company Investments (Preferred Warrants)	Level 3 Portfolio Company Investments (Common Stock)	Level 3 Portfolio Company Investments (Common Warrants)	Total
Fair Value at December 31, 2009	$—	$—	$—	$—	$—

New investments in Level 3 portfolio company securities at cost	3,571,286	29,205	—	—	3,600,491

Total unrealized appreciation (depreciation) on Level 3 portfolio company securities included in change in net assets	578,705	(1,589)	—	—	577,116

Fair Value at December 31, 2010	$4,149,991	$27,616	$—	$—	$4,177,607

Total unrealized appreciation (depreciation) on Level 3 portfolio company securities included in change in net assets that were still held by the Company at December 31, 2010.	$578,705	$(1,589)	$—	$—	$577,116

Valuation of Financial Instruments

The Company believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents (including money market funds), receivables, accounts payable and accrued liabilities approximate the fair values of such items due to the short maturity of such instruments.

Portfolio Company Investment Classification

The Company classifies its portfolio company investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in which the Company owns more than 25% of the voting securities or has rights to nominate greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

At December 31, 2011, the Company had two portfolio company investments, Metabolon, Inc. and Corsair Components, Inc., which were Affiliate Investments, and no Control Investments. No income was derived from these Affiliate Investments as both are non-incoming producing equity investments. At December 31, 2010, the Company had no Affiliate Investments or Control Investments.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Cash and Cash Equivalents

Cash and cash equivalents are composed of demand deposits with original maturities of 90 days or less and investments in money market funds.

Deferred Offering Costs

Offering expenses directly related to the Company’s continuous public offering, which concluded June 30, 2011, totaling $965,169 on a cumulative basis were initially deferred and subsequently amortized and charged against the gross proceeds of the continuous public offering, as a reduction to additional paid-in capital, on a straight-line basis beginning with the closing of the first common stock issuance on January 11, 2010 and continuing through the conclusion of the offering period on June 30, 2011. During the year ended December 31, 2010, deferred offering costs totaling $476,806 were amortized and charged as a reduction to additional paid-in capital. During the year ended December 31, 2011, deferred offering costs totaling $488,363 were amortized and charged as a reduction to additional paid-in capital.

Offering expenses incurred subsequent to January 11, 2010 associated with maintaining the registration of the continuous public offering (e.g., legal, accounting, printing and blue sky) were expensed as incurred. During the years ended December 31, 2011 and 2010, $114,388 and $156,941, respectively, in offering expenses associated with maintaining the registration of the continuous public offering were expensed as incurred and were classified as Stock Issuance Expenses in the accompanying Statement of Operations.

Concentration of Credit Risk

The Company may place its cash and cash equivalents with various financial institutions and, at times, cash held in depository accounts at such institutions may exceed the Federal Deposit Insurance Corporation insured limit. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk.

Securities Transactions

Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale, and incurs an obligation to pay for securities purchased or to deliver securities sold, respectively.

Interest and Dividend Income

Interest income from certificates of deposit and other short-term investments is recorded on an accrual basis to the extent such amounts are expected to be collected, and accrued interest income is evaluated periodically for collectability.

The Company’s preferred equity investments may pay fixed or adjustable rate, non-cumulative dividends and will generally have a “preference” over common equity in the payment of non-cumulative dividends and the liquidation of a portfolio company's assets. In

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

order to be payable, non-cumulative distributions on such preferred equity must be declared by the portfolio company's board of directors. Non-cumulative dividend income from preferred equity investments in portfolio companies is recorded when such dividends are declared or at the point an obligation exists for a portfolio company to make a distribution.

In limited instances, the Company’s preferred equity investments may include cumulative dividend provisions, where such cumulative dividends, whether or not declared, accrue at a specified rate from the original investment date, have a “preference” over other classes of preferred equity and common equity with respect to payment, and are payable only when declared by a portfolio company’s board of directors or upon a qualifying liquidation event. Cumulative dividends are recorded when such dividends are declared by the portfolio company’s board of directors, or when a specified event occurs triggering an obligation to pay such dividends. When recorded, cumulative dividends are added to the balance of the preferred equity investment and are recorded as dividend income in the statement of operations.

The Company’s preferred and common stock, warrants, and equity interests are generally non-income producing. Except for the convertible preferred stock investment in Harvest Power, Inc. (“Harvest Power”), all convertible preferred stock investments carry a non-cumulative, preferred dividend payable when and if declared by the portfolio company's board of directors. In the case of Harvest Power, Inc., the shares of convertible preferred stock carry a cumulative preferred dividend, which is payable only when declared by the portfolio company's board of directors or upon a qualifying liquidation event. Since no dividends have been declared or paid, or are expected to be declared or paid, with respect to these convertible preferred stock investments, these investments are considered to be non-income producing.

During the years ended December 31, 2011, 2010 and 2009, there were no non-cumulative or cumulative dividends recorded.

Other Income

Other income is composed of fees, if any, for due diligence and management assistance that may be rendered to portfolio companies and prospective portfolio companies. For services that are separately identifiable from the Company’s investment, income is recognized as earned, which is generally when the investment or other applicable transaction closes, or when the services are rendered if payment is not subject to the closing of an investment transaction.

During the year ended December 31, 2010, the Company recorded $10,000 in other income representing a non-refundable due diligence fee received from a prospective portfolio company in December of 2009, which was initially recorded as deferred income and was subsequently recognized as income when the proposed investment transaction failed to close in February 2010.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gains and losses on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Income Taxes

From incorporation through December 31, 2009, the Company was treated as a corporation under Subchapter C of the Code. Effective January 1, 2010, the Company elected to be treated for tax purposes as a RIC under the Code. The Company intends to operate so as to qualify as a RIC. To maintain RIC tax treatment, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its investment company taxable income.

As a RIC, the Company generally will not have to pay corporate-level federal income taxes on any investment company taxable income (which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses) or any realized net capital gains (which is generally net realized long-term capital gains in excess of net realized short-term capital losses) that the Company distributes to its stockholders as dividends. Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. In addition, taxable income generally excludes any unrealized appreciation or depreciation in the Company’s portfolio company investments, because gains and losses are not included in taxable income until they are realized and required to be recognized.

The Company is not required to distribute its realized net capital gains, if any, to stockholders to maintain RIC tax treatment. However, the Company generally will have to pay corporate-level federal income taxes on any realized net capital gains that the Company does not distribute to its stockholders. In the event the Company retains any of its realized net capital gains, including amounts retained to pay incentive fees to the investment adviser or to pay annual operating expenses, the Company may designate the retained amount as a deemed distribution to stockholders and will be required to pay corporate-level tax on the retained amount.

The Company would also be subject to certain excise taxes imposed on RICs if it fails to distribute during each calendar year an amount at least equal to the sum of: (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (iii) any ordinary income and net capital gains for preceding years that were not distributed during such years. The Company will not be subject to this excise tax on amounts on which the Company is required to pay corporate income tax (such as retained realized net capital gains).

Provision for federal income taxes or excise taxes has not been made since the Company has elected to be taxed as a RIC and intends to comply with the provisions of the Code applicable to RICs and has not earned any investment company taxable income or realized net capital gains. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions from net realized gains for financial reporting purposes may include short-term capital gains which are included in ordinary income for tax purposes. Accounting principles generally accepted in the United States require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net asset value per share and are intended to enable the Company’s stockholders to determine the amount of accumulated and undistributed earnings they potentially could receive in the future and on which they could be taxed.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2011, the Company’s net investment loss of $3,557,265, representing the Company’s 2011 ordinary loss for tax purposes which may not be carried forward to future years by a RIC, was charged to additional paid-in capital. In addition, as of December 31, 2011, the Company’s distribution during 2011 of $446,837, which was treated as a tax return of capital to stockholders, was classified as a return of capital and thus charged to additional paid-in capital.

For comparative purposes, the Company made the following reclassifications of its components of net assets for book purposes to reflect permanent book to tax differences as of December 31, 2010: (i) net investment loss of $1,861,570, representing the Company’s 2010 ordinary loss for tax purposes which may not be carried forward to future years by a RIC, was charged to additional paid-in capital, (ii) net investment loss of $995,978, representing the Company’s 2009 net operating loss as a C corporation for tax purposes which may not be carried forward to future years by a RIC, was charged to additional paid-in capital, and (iii) net investment loss of $528,960, representing the Company’s 2008 net operating loss as a C corporation for tax purposes which may not be carried forward to future years by a RIC, was charged to additional paid-in capital.

The aggregate gross unrealized appreciation and depreciation, the net unrealized appreciation, and the aggregate cost of the Company’s portfolio company securities for federal income tax purposes as of December 31, 2011 and 2010 were as follows:

	December 31, 2011	December 31, 2010
Aggregate cost of portfolio company securities for federal income tax purposes	$35,933,080	$3,600,491

Gross unrealized appreciation of portfolio company securities	2,383,657	578,705
Gross unrealized depreciation of portfolio company securities	(1,042,757)	(1,589)

Net unrealized appreciation of portfolio company securities	$1,340,900	$577,116

As of December 31, 2011, the Company had no undistributed ordinary income, undistributed long-term capital gains or capital loss carryforwards for federal income tax purposes.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the applicable period. Although the Company files federal and state tax returns, its major tax jurisdiction is federal. The 2008, 2009, 2010 and 2011 federal tax years for the Company remain subject to examination by the Internal Revenue Service. The 2008, 2009, 2010 and 2011 state tax years for the Company remain subject to examination by the Colorado Department of Revenue.

As of December 31, 2011 and 2010, the Company had not recorded a liability for any unrecognized tax positions. Management’s evaluation of uncertain tax positions may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. The Company’s policy is

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

to include interest and penalties related to income taxes, if applicable, in general and administrative expenses. There were no such expenses for the years ended December 31, 2011, 2010 and 2009.

Dividends and Distributions

Dividends and distributions to common stockholders must be approved by the Company’s Board of Directors and any dividend payable is recorded on the ex-dividend date. On February 11, 2011, the Company’s Board of Directors declared a special cash distribution of $446,837, or $0.13 per share outstanding on the record date. The distribution was paid on February 17, 2011 to the Company’s stockholders of record as of February 15, 2011. This special cash distribution was based on the unrealized appreciation the Company had recorded on its investment in NeoPhotonics Corporation (“NeoPhotonics”) at the time of the distribution, following NeoPhotonics’ completion of its IPO.

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The Company’s distribution of $446,837 to stockholders in February 2011 was characterized as a return of capital for income tax purposes since the Company did not generate any investment company taxable income or realized net capital gains during the year ended December 31, 2011.

The Company has adopted an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and distributions on behalf of the Company’s stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares a cash dividend or distribution, then the Company’s stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividend automatically reinvested in additional shares of the Company’s common stock, rather than receiving the cash dividends or distributions. The Company’s distribution of $446,837 to stockholders in February 2011 was not eligible for reinvestment under the dividend reinvestment plan since the Company’s shares of common stock had not been listed on a stock exchange at the time of the distribution.

Distributions to the Company’s stockholders will be payable only when and as declared by the Company’s Board of Directors and will be paid out of assets legally available for distribution. All distributions will be paid at the discretion of the Board of Directors. The Board of Directors maintains a distribution policy with the objective of distributing the Company’s net capital gains (which are defined as the Company’s realized capital gains in excess of realized capital losses during the year, without regard to the long-term or short-term character of such gains or losses), if any, after reduction for any incentive fees payable to the Company’s investment adviser, the Company’s operating expenses, and any other retained amounts. Since the Company’s portfolio company investments will typically not generate current income (i.e., dividends or interest income), the Company does not typically expect to generate net ordinary income from which it could make distributions to its stockholders. Distributions will also depend on our financial condition, maintenance of our RIC status, corporate-level income and excise tax planning, compliance with applicable business development company regulations and such other factors as the Company’s Board of Directors may deem relevant from time to time.

In the event the Company retains some or all of its realized net capital gains, including amounts retained to pay incentive fees to the investment adviser or operating expenses, the

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Company may designate the retained amount as a deemed distribution to stockholders. In such case, among other consequences, the Company will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax the Company pays on the retained realized net capital gain.

Per Share Information

Net changes in net assets resulting from operations per common share, or basic earnings per share, are calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per share are not presented as there are no potentially dilutive securities outstanding.

Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (“FASB”) or other standards setting bodies that are adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial statements upon adoption.

In May 2011, the FASB issued Accounting Standards Update No. 2011-04 Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, or ASU 2011-04. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes the application of some requirements for measuring fair value and requires additional disclosure for fair value measurements. In addition, the disclosure requirements are expanded to include for fair value measurements categorized in Level 3 of the fair value hierarchy: (i) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement; (ii) a description of the valuation processes in place; and (iii) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs. ASU 2011-04 is effective for interim and annual periods beginning after December 15, 2011, for public entities. The Company is evaluating the impact that the adoption of this update may have on its financial position, results of operations and related disclosures.

3. Investments

The Company’s investments in portfolio companies consist of securities issued by private and publicly traded companies consisting of convertible preferred stock, common stock, and warrants to purchase convertible preferred stock and common stock. During the year ended December 31, 2011, the Company made investments totaling $30.8 million in 10 new private portfolio companies, $0.9 million in two existing private portfolio companies, and $0.6 million in Solazyme, Inc., one of our existing publicly traded portfolio companies, in open market transactions.

See the accompanying schedule of investments for the fair value of the Company’s investments in portfolio companies. The methodology for the determination of the fair value of the Company’s investments in portfolio companies is discussed in Note 2.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the composition of the Company’s investment portfolio, excluding short-term investments in certificates of deposit, by type of security at cost and fair value as of December 31, 2011 and 2010.

	December 31, 2011			December 31, 2010
Investment Type	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
Private Portfolio Companies:
Convertible Preferred Stock	$26,347,696	$25,981,874	69.70%	$3,571,286	$4,149,991	99.34%
Convertible Preferred Stock Warrants	32,058	1,323	0.00%	29,205	27,616	0.66%
Common Stock	6,411,076	8,399,996	22.54%	—	—	—
Common Stock Warrants	589,000	219,156	0.59%	—	—	—

Publicly Traded Portfolio Companies:
Common Stock	2,553,250	2,671,631	7.17%	—	—	—

Total	$35,933,080	$37,273,980	100.00%	$3,600,491	$4,177,607	100.00%

The following table summarizes the composition of the Company’s investment portfolio, excluding short-term investments in certificates of deposit, by industry classification at cost and fair value as of December 31, 2011 and 2010.

	December 31, 2011			December 31, 2010
Industry Classification	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
Internet & Software	$11,328,857	$11,338,013	30.42%	$—	$—	—
Cleantech	15,053,262	15,438,843	41.42%	2,099,991	2,099,991	50.27%
Technology	9,550,961	10,497,124	28.16%	1,500,500	2,077,616	49.73%

Total	$35,933,080	$37,273,980	100.00%	$3,600,491	$4,177,607	100.00%

The following table summarizes the composition of the Company’s investment portfolio, excluding short-term investments in certificates of deposit, by geographic region of the United States at cost and fair value as of December 31, 2011 and 2010. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2011			December 31, 2010
Geographic Location	Cost	Fair Value	Percentage of Portfolio	Cost	Fair Value	Percentage of Portfolio
West	$22,933,073	$24,273,973	65.12%	$3,600,491	$4,177,607	100.00%
Northeast	6,500,000	6,500,000	17.44%	—	—	—
Southeast	6,500,007	6,500,007	17.44%	—	—	—

Total	$35,933,080	$37,273,980	100.00%	$3,600,491	$4,177,607	100.00%

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

4. Related Party Agreements and Transactions

Investment Advisory and Administrative Services Agreement

Subject to the overall supervision of the Company’s Board of Directors, the investment adviser manages the Company’s day-to-day operations and provides the Company with investment advisory services. Under the terms of the Investment Advisory and Administrative Services Agreement, the investment adviser:

•	Determines the composition of the Company’s investment portfolio, the nature and timing of the changes to the investment portfolio and the manner of implementing such changes;

•	Determines which securities the Company will purchase, retain or sell;

•	Identifies, evaluates and negotiates the structure of investments the Company makes, including performing due diligence on prospective portfolio companies; and

•	Closes, monitors and services the investments the Company makes.

The investment adviser’s services under the Investment Advisory and Administrative Services Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

The Company pays the investment adviser a fee for its investment advisory services under the Investment Advisory and Administrative Services Agreement consisting of two components: (i) a base management fee, and (ii) an incentive fee. The Company’s officers do not receive any compensation directly from the Company. However, the principals and officers of the investment adviser who also serve as the Company’s officers receive compensation from, or may have financial interests in, the investment adviser, which may be funded by or economically related to the investment advisory fees paid by the Company to the investment adviser under to the Investment Advisory and Administrative Services Agreement.

Base Management Fee

The base management fee (the “Base Fee”) is calculated at an annual rate of 2% of the Company’s gross assets, where gross assets include any borrowings for investment purposes. The Company did not have any borrowings for the years ended December 31, 2011 or 2010. The Base Fee is payable monthly in arrears, and is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter.

The Company recorded Base Fees of $1,153,058, $218,876 and $90,904 for the years ended December 31, 2011, 2010 and 2009, respectively. As of December 31, 2011 and 2010, Base Fees payable to the investment adviser were $130,969 and $90,631, respectively.

Incentive Fee

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date), and equals 20% of the Company’s realized capital gains, if any, on a

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in the Company’s portfolio. For purposes of determining the incentive fee to be paid, realized capital gains, realized capital losses and unrealized capital depreciation are each determined without regard to the holding period for the Company’s investments and include both long-term (held more than 12 months) and short-term holdings. The investment adviser is not entitled to an incentive fee on investment income generated from interest or dividends on its portfolio company investments. For purposes of calculating the incentive fee, realized capital gains and losses include both short-term and long-term capital gains and losses.

During the years ended December 31, 2011, 2010 and 2009, no incentive fees were earned by or payable to the investment adviser in accordance with the contractual terms of the Investment Advisory and Administrative Services Agreement since the Company did not generate any realized capital gains during such periods. However, during the years ended December 31, 2011 and 2010, the Company recorded $152,757 and $115,423 in incentive fee expense, respectively, resulting from the increase in net unrealized appreciation on its portfolio company investments of $763,784 and $577,116 during the years ended December 31, 2011 and 2010, respectively. Additionally, as of December 31, 2011 and 2010, the Company had recorded accrued incentive fees payable to the investment adviser in the amounts of $268,180 and $115,423, respectively, with respect to $1,340,900 and $577,116 of net unrealized appreciation on its portfolio company investments as of December 31, 2011 and 2010, respectively. Since the incentive fee is only payable based on realized short-term and long-term capital gains (after reduction for realized short-term and long-term capital losses and unrealized depreciation), the accrued incentive fee of $268,180 as of December 31, 2011 may differ from the actual incentive fee that may be paid to the investment adviser depending on whether the Company is ultimately able to dispose of its portfolio company investments and generate realized capital gains at least commensurate with the unrealized appreciation recorded.

Administrative Services

Pursuant to the Investment Advisory and Administrative Services Agreement, the investment adviser furnishes the Company with office facilities, equipment, and clerical, bookkeeping and record-keeping services. The investment adviser also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which the Company is required to maintain, and preparing reports to the Company’s stockholders and reports filed with the SEC.

In addition, the investment adviser assists the Company with its portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing stockholder and investor relations services, determining and publishing its net asset value, overseeing the preparation and filing of its tax returns, printing and disseminating reports to its stockholders, providing support for its risk management efforts and generally overseeing the payment of its expenses and performance of administrative and professional services rendered to the Company by others.

The Company reimburses the investment adviser for the allocable portion of overhead and other expenses incurred by the investment adviser in performing its administrative obligations

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

under the Investment Advisory and Administrative Services Agreement, including the allocable portion of compensation of the Company’s Chief Financial Officer and Chief Compliance Officer, and their respective staff. However, during the year ended December 31, 2011, no portion of the Company’s Chief Compliance Officer’s compensation was allocated to the Company since he is also a member of the investment adviser’s Investment Committee. Allocated administrative expenses are payable to the investment adviser monthly in arrears.

The Company recorded allocated administrative expenses of $450,019, $404,633 and $269,384 for the years ended December 31, 2011, 2010 and 2009 respectively. As of December 31, 2011 and 2010, allocated administrative expenses payable to the investment adviser were $47,285 and $41,348, respectively.

The Company has agreed to reimburse the investment adviser for separation payments due to the Company’s former Chief Financial Officer. In consideration for certain separation services, the former Chief Financial Officer will be paid a separation payment equal to $8,000 per month (prorated for any partial month) for the period commencing on November 16, 2011 and continuing until April 30, 2012.

Reimbursable Expenses

Reimbursable expenses payable to the investment adviser totaling $0 and $3,068 in the accompanying Statement of Assets and Liabilities at December 31, 2011 and 2010, respectively, represent amounts owed to investment adviser for direct expenses of the Company that were paid on its behalf by the investment adviser.

Duration and Termination

An amended and restated version of the Investment Advisory and Administrative Services Agreement, which is presently in effect, was approved by the Company’s Board of Directors on April 17, 2009, and by the Company’s stockholders on May 14, 2009. The current Investment Advisory and Administrative Services Agreement was in effect through April 17, 2011 and was renewed by the Board of Directors (including the non-interested directors) for an additional year at its meeting held on April 12, 2011. The current Investment Advisory and Administrative Services Agreement will remain in effect from year to year thereafter if approved annually by (i) the vote of the Board of Directors, or by the vote of a majority of the Company’s outstanding voting securities, and (ii) the vote of a majority of the directors who are not interested persons. An affirmative vote of the holders of a majority of the Company’s outstanding voting securities is also necessary in order to make material amendments to the current Investment Advisory and Administrative Services Agreement.

The Investment Advisory and Administrative Services Agreement automatically terminates in the event of its assignment. As required by the 1940 Act, the Investment Advisory and Administrative Services Agreement provides that the Company may terminate the agreement without penalty upon 60 days’ written notice to the investment adviser. If the investment adviser wishes to voluntarily terminate the Investment Advisory and Administrative Services Agreement, it must give stockholders a minimum of 120 days’ notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory and Administrative Services Agreement may also be terminated, without penalty, upon the vote of a majority of the Company’s outstanding voting securities.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

License Agreement

The Company entered into a license agreement with the investment adviser, pursuant to which the investment adviser granted the Company a non-exclusive license to use the name “Keating.” Under the license agreement, the Company has the right to use the “Keating” name and logo for so long as Keating Investments or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Keating” name or logo. The License Agreement will remain in effect for as long as the Investment Advisory and Administrative Services Agreement with the investment adviser is in effect.

Joint Liability Insurance Agreement

The Company maintains a directors and officers liability insurance policy covering the directors and officers of the Company, insuring the Company against loss that it may be required or permitted to pay as indemnities of the directors and officers of the Company, and insuring the Company for certain securities claims. The Company also maintains an additional policy providing for excess coverage in the case of non-indemnifiable claims, covering its directors and officers. The coverages under these polices in certain cases extend to the officers, managers and employees of the investment adviser, and to the investment adviser’s Investment Committee. On November 4, 2011, the Company and the investment adviser entered into a joint liability insurance agreement, which was approved by the Company’s non-interested directors, that allocates the premium cost of the directors and officers liability insurance policy and the excess coverage policy between the Company and the investment adviser and provides for the allocation of any deductibles and losses in excess of applicable insurance limits. For the directors and officers liability insurance policy covering the policy year ending August 28, 2012, the joint liability insurance agreement specifies that 10% of the total premium under this policy be allocated to the investment adviser. None of the premium under the excess coverage policy is allocated to the investment adviser.

5. Capital Stock

The Company’s authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which has initially been designated as common stock. Each share of common stock entitles the holder to one vote.

From January 11, 2010 through June 30, 2011, the Company raised $78,423,340, net of issuance costs, in a continuous public offering of 8,713,705 shares of its common stock, with the final closing of escrowed funds from subscribing investors occurring July 11, 2011. The shares of common stock were offered at $10.00 per share, adjusted for volume discounts and commission waivers. All shares in the continuous public offering were sold at a price of either $9.30 or $10.00, depending on whether or not sales commissions were waived by the dealer manager. The continuous public offering resulted in gross proceeds of $86,800,000, or an average price of $9.96 per share. The investment adviser purchased 564 shares of common stock in the continuous public offering at a price of $10.00 per share.

6. Commitments and Contingencies

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

over a specified period of time. At December 31, 2011, the Company had not entered into any investment agreements which required it to make a future investment in a portfolio company. However, subsequent to December 31, 2011, the Company made a $18,435 investment in the Series C-2 convertible preferred stock of Livescribe, Inc. (“Livescribe”), an existing portfolio company in which the Company had previously invested $550,881. The Company has also committed to make an additional investment of $36,871 in the Series C-2 convertible preferred stock of Livescribe as part of a two additional closings that are expected to occur during 2012. (See Note 10—Subsequent Events).

The Company has also agreed to reimburse the investment adviser for separation payments due to the Company’s former Chief Financial Officer. In consideration for certain separation services, the former Chief Financial Officer will be paid a separation payment equal to $8,000 per month (prorated for any partial month) for the period commencing on November 16, 2011 and continuing until April 30, 2012.

The Company maintains a directors and officers insurance policy and an excess coverage policy for non-indemnifiable claims covering us and our officers and directors. The Company has also agreed to indemnify its directors and officers to the maximum extent permitted by Maryland law subject to the restrictions in the 1940 Act.

As of December 31, 2011, the Company was not a party to any material legal proceedings. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under contracts with our portfolio companies.

7. Changes in Net Assets Per Share

The following table sets forth the computation of the basic and diluted per share net decrease in net assets resulting from operations for the years ended December 31, 2011, 2010 and 2009:

	Years Ended December 31,
	2011	2010	2009
Net decrease in net assets resulting from operations	$(2,946,238)	$(1,399,877)	$(995,978)

Basic and diluted weighted average shares	6,921,481	1,383,537	569,900

Basic and diluted net decrease in net assets per share resulting from operations	$(0.43)	$(1.01)	$(1.75)

During the years ended December 31, 2011, 2010 and 2009, the Company had no dilutive securities outstanding.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

8. Financial Highlights

The following is a schedule of financial highlights for each of the three years in the period ended December 31, 2011 and for the period from May 9, 2008 (Inception) to December 31, 2008.

KEATING CAPITAL, INC.

FINANCIAL HIGHLIGHTS

	Years Ended December 31,			Period from May 9, 2008 (Inception) to December 31, 2008
	2011	2010	2009
Per common share data
Net asset value, beginning of period	$7.85	$6.53	$8.27	$—
Net investment loss*	(0.54)	(1.43)	(1.75)	(0.93)
Net change in unrealized appreciation on investments*	0.11	0.42	—	—

Net decrease in net assets resulting from operations	(0.43)	(1.01)	(1.75)	(0.93)

Stockholder distributions:
Distributions as a return of capital*	(0.06)	—	—	—

Net decrease in net assets resulting for stockholder distributions	(0.06)	—	—	—

Capital stock transactions:
Issuance of common stock in continuous public offering (1)	1.83	4.26	—	10.00
Offering costs from issuance of common stock*	(0.89)	(1.59)	—	—
Amortization of deferred offering costs*	(0.07)	(0.34)	—	(0.80)

Net increase in net assets from capital stock transactions	0.87	2.33	—	9.20

Net asset value, end of period	$8.23	$7.85	$6.53	$8.27

Ratios and supplemental data:
Per share market price, end of period (2)	$8.46	—	—	—
Total return based on change in net asset value (3), (4)	5.61%	20.21%	(21.04%)	(11.08%)
Total return based on stock price (5)	(14.46%)	—	—	—
Common shares outstanding, end of period	9,283,781	2,860,299	569,900	569,900
Weighted average common shares outstanding during period	6,921,481	1,383,537	569,900	294,824
Net assets, end of period	$76,384,715	$22,456,400	$3,719,496	$4,715,474
Ratio of operating expenses to average net assets (6)	7.62%	15.52%	23.87%	35.62%
Ratio of net investment loss to average net assets (6)	(7.51%)	(15.11%)	(23.62%)	(34.70%)
Weighted average debt per common share (7)	$—	$—	$—	$—
Portfolio turnover (8)	—	—	—	—

*	Based on weighted average shares outstanding during the period.
(1)	Represents the average increase in net asset value attributable to each share issued during the years ended December 31, 2011, 2010, and 2009.
(2)	The shares of the Company's common stock were listed on the Nasdaq Capital Market beginning December 12, 2011. Accordingly, there was no market price for the shares as of December 31, 2010 and 2009.
(3)	For the years ended December 31, 2011, 2010 and 2009, total return based on change in net asset value equals the change in the end of the period net asset value over the beginning of the period net asset value plus distributions paid per weighted average share during the period, divided by the beginning of the period net asset value.
(4)	For the period from May 9, 2008 (Inception) through December 31, 2008, total return based on change in net asset value equals the change in the end of the period net asset value over the $9.30 per share offering price per share in the Company's initial private placement (net of placement agent commissions), divided by the initial private placement offering price of $9.30 per share. This return calculation has not been annualized.

KEATING CAPITAL, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

(5)	Total return based on stock price equals the change in the end of the period stock price over the $9.96 per share average selling price of the Company's common stock in its continuous public offering (which concluded June 30, 2011) divided by the $9.96 per share average selling price in the continuous public offering. This return calculation has not been annualized and includes the February 2011 distribution paid to stockholders.
(6)	Ratios for the period from May 9, 2008 (Inception) to December 31, 2008 have been annualized.
(7)	During 2011, 2010 and 2009, the Company did not have any debt.
(8)	The only investment activity subject to the calculation of portfolio turnover was the Company's purchase of portfolio company investments during 2011 and 2010. Since there were no sales of portfolio company investments during these periods, there was no portfolio turnover.

9. Selected Quarterly Financial Data (Unaudited)

The following tables set forth certain quarterly financial information for each of the last eight quarters ended December 31, 2011. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any further quarter.

	Investment Income		Net Investment Loss		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
March 31, 2010	15,725	0.02	(309,532)	(0.42)	550,000	0.75	240,468	0.33
June 30, 2010	7,894	0.01	(503,859)	(0.48)	—	—	(503,859)	(0.48)
September 30, 2010	12,428	0.01	(414,186)	(0.28)	27,364	0.02	(386,822)	(0.26)
December 31, 2010	17,962	0.01	(749,416)	(0.34)	(248)	*	(749,664)	(0.34)

March 31, 2011	24,091	0.01	(859,278)	(0.24)	77,915	0.02	(781,363)	(0.22)
June 30, 2011	19,187	*	(1,123,755)	(0.20)	684,683	0.12	(439,072)	(0.08)
September 30, 2011	6,382	*	(583,214)	(0.06)	(776,954)	(0.09)	(1,360,168)	(0.15)
December 31, 2011	4,688	*	(1,143,775)	(0.12)	778,140	0.08	(365,635)	(0.04)

*	Per share amounts less than $0.01.
(1)	Per share amounts are calculated using weighted average shares outstanding during the quarterly period.

10. Subsequent Events

On January 12, 2012, the Company made a $18,435 investment in the Series C-2 convertible preferred stock of Livescribe, an existing portfolio company in which the Company had previously invested $550,881. The Company has also committed to make an additional investment of $36,871 in the Series C-2 convertible preferred stock of Livescribe as part of two additional closings that are expected to occur during 2012.

During January 2012, the Company purchased 50,000 shares of Solazyme’s common stock in open market transactions for an aggregate purchase price of $527,500, or $10.55 per share, including commissions.

On January 27, 2012, the Company made a $3,000,000 investment in the Series E convertible preferred stock of Zoosk, Inc., an online dating community.

On February 7, 2012, the Company entered into an agreement to make a $5,000,000 investment in the convertible preferred stock of a private company.

4,000,000 Shares

Common Stock

P R E L I M I N A R Y   P R O S P E C T U S

, 2012

Deutsche Bank Securities

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)    Financial Statements

The following financial statements of Keating Capital, Inc. (the “Registrant” or the “Company”) are included in Part A of this registration statement:

(2)    Exhibits

The following exhibits are filed as part of this Registration Statement or hereby incorporated by reference to exhibits previously filed with the SEC:

(a)(1)	Amended and Restated Articles of Incorporation of the Registrant (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-157217), filed on April 21, 2010)

(a)(2)	Articles of Amendment (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-2 (File No. 333-157217), filed on May 27, 2010)

(b)(1)	Amended and Restated Bylaws of the Registrant (Incorporated by reference to the Registrant’s Current Report on Form 8-K (File No. 0-53504), filed on April 23, 2009)

(b)(2)	Amendment to the Bylaws of the Registrant adopted August 5, 2010 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-2 (File No. 333-157217), filed on August 12, 2010)

(b)(3)	Amendment to the Bylaws of the Registrant adopted October 22, 2010 (Incorporated by reference to the Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-2 (File No. 333-157217), filed on October 26, 2010)

(d)(1)	Form of Share Certificate (Incorporated by reference to Registrant’s Annual Report on Form 10-K (File No. 000-535041) filed on March 9, 2009)

(e)	Amended and Restated Dividend Reinvestment Plan (Incorporated by reference to Registrant’s Annual Report on Form 10-K (File No. 000-535041) filed on August 12, 2011)

(g)	Form of Amended and Restated Investment Advisory and Administrative Services Agreement (Incorporated by reference to Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-157217), filed on May 1, 2009

(h)	Form of Underwriting Agreement**

(j)	Custody Agreement between Registrant and Steele Street Bank & Trust, Denver (Incorporated by reference to the Registrant’s Registration Statement on Form 10 (File No. 0-53504), filed on November 20, 2008)

(k)(1)	Form of Escrow Agreement between Registrant and UMB Bank, N.A. (Incorporated by reference to Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-157217), filed on April 30, 2009)

(k)(2)	Trademark License Agreement between Registrant and Keating Investments, LLC (Incorporated by reference to the Registrant’s Registration Statement on Form 10 (File No. 0-53504), filed on November 20, 2008)

(k)(3)	Form of Indemnification Agreement for Directors (Incorporated by reference to Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-157217), filed on June 5, 2009)

(l)	Opinion of Sutherland Asbill & Brennan LLP**

(n)(1)	Consent of Sutherland Asbill & Brennan LLP (incorporated by reference to exhibit l hereto)

(n)(2)	Consent of Grant Thornton LLP*

(r)	Code of Ethics (Incorporated by reference to the Registrant’s Registration Statement on Form N-2 (File No. 333-157217), filed on February 10, 2009)

*	Filed herewith.
**	To be filed by amendment.

Item 26.	Marketing Arrangements

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

SEC registration fee	$4,342
FINRA filing fee	$5,365
Nasdaq Capital Market	$25,000
Sales and marketing	$65,293
Accounting fees and expenses	$50,000
Legal fees and expenses	$250,000
Printing and postage	$100,000

Total	$500,000

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that we sell all of the shares being registered by this registration statement. All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at November 6, 2012.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1,176

Item 30.	Indemnification

Limitation on Liability

Our charter limits the personal liability of our directors and officers to the corporation or its stockholders for monetary damages. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from:

(i)	actual receipt of an improper benefit or profit in money, property or services; or

(ii)	active and deliberate dishonesty established by a final judgment and which is material to the cause of action.

Our charter contains a provision which limits directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act. In addition, we have obtained director’s and officer’s liability insurance.

Indemnification

Under the Maryland General Corporation Law, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the Board of Directors or an agreement approved by the Board of Directors to which the corporation is a party expressly provides otherwise.

Under our charter and bylaws, the Company may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnitee is prohibited from being indemnified under our charter and bylaws.

Indemnification may reduce the legal remedies available to us and our stockholders against the indemnified individuals. The aforementioned charter and bylaw provisions do not reduce the exposure of directors and officers to liability under federal or state securities laws, nor do they limit a stockholder’s ability to obtain injunctive relief or other equitable remedies for a violation of a director’s or an officer’s duties to us or our stockholders, although the equitable remedies may not be an effective remedy in some circumstances.

Item 31.	Business and Other Connections of Investment Advisers

A description of any other business, profession, vocation, or employment of a substantial nature in which Keating Investments, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the sections entitled “Management” and “Investment Advisory and Administrative Services Agreement.”

Additional information regarding Keating Investments and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-67305), and is incorporated herein by reference.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Keating Capital, Inc., 5251 DTC Parkway, Suite 1100, Greenwood Village, Colorado 80111;

(2)	the Transfer Agent, DST Systems, Inc., 1055 Broadway, Seventh Floor, Kansas City, MO 64105;

(3)	the Custodian, Steele Street Bank & Trust, 55 Adams Street, Denver, CO, 80206; and

(4)	the investment adviser, Keating Investments, LLC, 5251 DTC Parkway, Suite 1100, Greenwood Village, CO 80111.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

The Registrant undertakes:

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)	Not applicable.

(3)	Not applicable.

(4)	Not applicable.

(5)	Registrant undertakes that:

(a)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b)	For purposes of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 1 to Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, in the State of Colorado, on November 9, 2012.

Keating Capital, Inc.

By:	/s/ Timothy J. Keating
Name:	Timothy J. Keating
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Timothy J. Keating Timothy J. Keating	President and Chief Executive Officer and Director	November 9, 2012

/s/ Stephen M. Hills Stephen M. Hills	Chief Financial Officer and Treasurer	November 9, 2012

* J. Taylor Simonton	Director	November 9, 2012

* Andrew S. Miller	Director	November 9, 2012

/s/ Frederic M. Schweiger Frederic M. Schweiger	Director	November 9, 2012

* Laurence W. Berger	Director	November 9, 2012

* Brian P. Alleman	Director	November 9, 2012

* Signed by Timothy J. Keating pursuant to a power of attorney signed by each individual and filed with this Registration Statement on March 15, 2012.